UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Valaris plc

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Valaris plc 110 Cannon Street London, EC4N 6EU Phone: +44 (0) 20 7659 4660 www.valaris.com Company No. 7023598
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
to be held on 15 June 2020
The Annual General Meeting of Shareholders of Valaris plc ("Valaris," "we," "us," "our" or the "Company") will be held at 110 Cannon Street, London EC4N 6EU, United Kingdom, at 12:00 p.m. London time, on 15 June 2020 (the "Meeting").
Impact of Coronavirus (COVID-19) on the Meeting
The Company is closely monitoring developments relating to the current outbreak of COVID-19, including the related public health guidance and legislation issued by the UK Government.
At the time of publication of this Notice, the UK Government has prohibited public gatherings of more than two people and non-essential travel, save in certain limited circumstances.
In light of these measures, the Meeting this year will be run as a closed meeting and shareholders will not be able to attend in person. The Company will make arrangements such that the legal requirements to hold the Meeting can be satisfied through the attendance of a minimum number of people and the format of the Meeting will be purely functional.
Shareholders are therefore strongly encouraged to submit a proxy vote in advance of the Meeting. Details on how to submit your proxy vote are set out on page 9 of the accompanying proxy statement. Given the current restrictions on attendance, shareholders are encouraged to appoint the chair of the Meeting as their proxy rather than a named person who will not be permitted to attend the Meeting.
This situation is constantly evolving, and the UK Government may change current restrictions or implement further measures relating to the holding of general meetings during the affected period. Any changes to the Meeting (including any change to the location of the Meeting) will be communicated to shareholders before the meeting through our website at www.valaris.com and, where appropriate, by filings with the Securities & Exchange Commission (the "SEC").
Details of the items of business to be proposed at the meeting are set out below. Resolutions 11 and 12 will be proposed as special resolutions. All other resolutions will be proposed as ordinary resolutions
ORDINARY RESOLUTIONS

1.
To re-elect, by way of separate ordinary resolutions, the ten directors named in the section headed "Resolution 1" of the accompanying proxy statement to serve until the 2021 Annual General Meeting of Shareholders.

2.	To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2020.

3.
To appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (the "Companies Act") (to hold office from the conclusion of the Meeting until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company).

4.	To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.

5.	To approve an amendment to the 2018 Long-Term Incentive Plan.

6.	To approve the Directors' Remuneration Policy.

7.	To cast a non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2019 (excluding the Directors' Remuneration Policy).

8.	To cast a non-binding advisory vote to approve the compensation of our named executive officers.

9.	To cast a non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2019.

10.	To authorise the Board of Directors to allot shares, the full text of which can be found in "Resolution 10" of the accompanying proxy statement.
SPECIAL RESOLUTIONS

11.	To approve the general disapplication of pre-emption rights, the full text of which can be found in "Resolution 11" of the accompanying proxy statement.

12.
To approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment, the full text of which can be found in "Resolution 12" of the accompanying proxy statement.

Resolutions 1 through 10 will be proposed as ordinary resolutions, which means, assuming a quorum is present, each of Resolutions 1 through 10 will be approved if a simple majority of the votes cast are cast in favour thereof. Resolutions 11 and 12 will be proposed as special resolutions, which means, assuming a quorum is present, each of Resolutions 11 and 12 will be approved if at least 75% of the votes cast are cast in favour thereof.
With respect to the non-binding, advisory votes on Resolutions 7, 8 and 9, regarding (respectively) the Directors' Remuneration Report, the compensation of our named executive officers, and the U.K. statutory reports and accounts, the result of the vote will not require the Board of Directors or any committee thereof to take any action. However, our Board of Directors values the opinions of our shareholders as expressed through their advisory votes on such non-binding resolutions and other communications. Accordingly, the Board of Directors will carefully consider the outcome of the advisory votes on Resolutions 7, 8 and 9.
Please review the proxy statement accompanying this notice for more complete information regarding the Meeting and the full text of the resolutions to be proposed at the Meeting.
By Order of the Board of Directors,
Michael T. McGuinty
Senior Vice President, General Counsel and Secretary

27 April 2020

YOUR VOTE IS IMPORTANT. IN LIGHT OF UK GOVERNMENT MEASURES IN FORCE AT THE TIME OF PUBLICATION OF THIS NOTICE, SUBJECT TO ANY CONTRARY ANNOUNCEMENT BY - OR COMMUNICATION TO SHAREHOLDERS FROM - THE COMPANY, THE MEETING THIS YEAR WILL BE HELD AS A CLOSED MEETING AND SHAREHOLDERS WILL NOTE BE ABLE TO ATTEND IN PERSON. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS INCLUDED WITH THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR THE PROXY CARD INCLUDED WITH THE PROXY MATERIALS.

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. For more complete information regarding our 2019 fiscal performance, please review our annual report on Form 10-K for the period ended 31 December 2019. This proxy statement, our 2019 annual report and a proxy card are first being sent or distributed to shareholders on or about 6 May 2020.
2020 Annual General Meeting of Shareholders

Time and Date:        12:00 p.m. London time
Place:            110 Cannon Street London EC4N 6EU
Meeting Date:        15 June 2020
Record Date:        23 March 2020
Voting Cutoff Date:    3:00 p.m. Eastern Time on 12 June 2020
11:59 p.m. Eastern Time on 9 June 2020 for shares held in the Company's Savings Plan
In response to the ongoing outbreak of COVID-19, the UK Government has prohibited public gatherings of more than two people. Subject to any contrary announcement by - or communication to shareholders from - the Company, the Meeting this year will be held as a closed meeting and shareholders will not be able to attend in person. Shareholders are therefore strongly encouraged to submit a proxy vote in advance of the Meeting. Details on how to submit your proxy vote are set out on page 9. Given the current restrictions on attendance, shareholders are encouraged to appoint the chair of the meeting as their proxy rather than a named person who will not be permitted to attend the Meeting. We have designated the following persons as proxies for the Meeting: Thomas P. Burke, Michael T. McGuinty and the Chair of the Meeting.
Voting Matters and Board Recommendations

Re-election of Directors	FOR each Nominee
Ratify KPMG LLP (U.S.) as U.S. Independent Auditors	FOR
Appoint KPMG LLP (U.K.) as U.K. Statutory Auditors	FOR
Authorise the U.K. Statutory Auditors' Remuneration	FOR
Approve the Amendment to the 2018 Long-Term Incentive Plan	FOR
Approve the Directors' Remuneration Policy	FOR
Advisory Vote to Approve the Directors' Remuneration Report	FOR
Advisory Vote to Approve Named Executive Officer Compensation	FOR
Advisory Vote to Approve the U.K. Statutory Accounts	FOR
Authorise the Board of Directors to Allot Shares	FOR
Special Resolution to Approve the General Disapplication of Pre-emption Rights	FOR
Special Resolution to Approve the Disapplication of Pre-emption Rights in Connection with an Acquisition or Specified Capital Investment	FOR

Board Nominees

Name	Age	Director Since	Principal Occupation	Independent (Yes/No)

William E. Albrecht	68	2019	Non-Executive Chairman of the Board of California Resources Corporation	Yes
Frederick Arnold	66	2019	Former Financial Executive (Retired)	Yes
Thomas P. Burke	52	2019	President and Chief Executive Officer of Valaris plc	No
Mary E. Francis CBE	71	2013	Former Senior Civil Servant in British Treasury and Prime Minister's Office (Retired)	Yes
Georges J. Lambert	42	2019	Former Partner and Senior Vice President of The Capital Group (Retired)	Yes
Suzanne P. Nimocks	61	2019	Former Senior Partner of McKinsey & Company (Retired)	Yes
Thierry Pilenko	62	2019	Former Executive Chairman of TechnipFMC plc (Retired)	Yes
Paul E. Rowsey, III	65	2000	Former Chief Executive Officer of Compatriot Capital, Inc. (Retired)	Yes
Charles L. Szews	63	2019	Former Chief Executive Officer of Oshkosh Corporation (Retired)	Yes
Adam Weitzman	35	2020	Partner of Luminus Management LLC	Yes

Board Refreshment and Enhanced Governance

Since our last annual general meeting of shareholders, Valaris has proactively engaged with shareholders, refreshed the Board and enhanced governance. Our recent Board refreshment and governance enhancement efforts include:

•	Two of our longer tenured directors retired from our Board in November 2019;

•	The Board appointed two new independent directors, Messrs. Arnold and Lambert, with expertise in capital markets, finance and corporate governance in November 2019;

•	The Board formed the Finance Committee to assist in its oversight of the Company’s capital structure and financial strategies;

•	In January 2020, the Board added a third new independent director, Adam Weitzman, who is also a representative from our largest shareholder at the time of his appointment;

•	Mr. Trowell will step down as Executive Chairman at the end of the day on 30 April 2020, and not stand for re-election at the Meeting;

•	Another director, Keith O. Rattie, will retire and not stand for re-election at the Meeting, and the size of the Board will decrease to 10 directors;

•	Mr. Rowsey will be appointed as our non-executive Chairman and will assume the duties of the Independent Lead Director upon Mr. Trowell's stepping down as Executive Chairman; and

•	The Board refreshment has reduced the average age and tenure of our Board and augmented the Board’s expertise in equity and debt capital markets and corporate governance.
Executive Compensation Philosophy

Our executive compensation philosophy is based on the promotion of the following principles:

•	strong financial performance;

•	creation of and preservation of a strong balance sheet;

•	industry leading safety performance;

•	operational efficiency (downtime reduction and safety);

•	customer satisfaction;

•	positioning assets in markets that offer prospects for long-term growth in profitability;

•	creation of long-term value; and

•	strategic and opportunistic enhancement of our rig fleet.
We stress the importance of these principles through the structure of our executive compensation programme by placing the majority of executive pay at risk and subjecting a significant portion of each NEO's potential compensation to specific near-term and long-term performance requirements.
Allotment of Shares

Under the Companies Act, we cannot issue new shares (other than in certain limited circumstances) without first obtaining approval from our shareholders. The Companies Act provides that this approval grants authority to the Board to allot shares in the Company and to grant rights to subscribe for or convert any security of the Company into shares of the Company. Without the grant of authority from shareholders described in Resolution 10, the Board would be unable to issue any new shares without obtaining specific prior approval from our shareholders. Prior shareholder authorisation for the issue of new shares is required as a matter of U.K. law and it is customary for public limited companies incorporated under the laws of England and Wales to seek a general authority to issue new shares on an annual basis.

Disapplication of Pre-emption Rights

Under the Companies Act, our shareholders have pre-emption rights to subscribe for any ordinary shares we issue for cash in proportion to their existing shareholdings, which means we must offer shareholders the right to purchase any shares we intend to issue for cash. Our proposed Resolutions 11 and 12 would give the Directors the power to issue ordinary shares (or sell any ordinary shares which the Company elects to hold in treasury) for cash without first offering them to existing shareholders. Approval of these Resolutions would provide the Directors with flexibility to pursue strategic transactions, raise capital and finance growth with equity. Prior shareholder authorisation for the issue of new shares for cash on a non-pre-emptive basis is required as a matter of U.K. law and it is customary for public limited companies incorporated under the laws of England and Wales to seek a general authority to disapply pre-emption rights and an authority to disapply pre-emption rights in connection with an acquisition or specified capital investment on an annual basis.

QUESTIONS AND ANSWERS ABOUT
THE MEETING AND VOTING
1.   Can I attend the meeting in person?

No, subject to any further announcement by - or shareholder communication from - the Company. In response to the ongoing outbreak of COVID-19, the UK Government has prohibited public gatherings of more than two people. The Meeting this year will therefore be held as a closed meeting and shareholders will not be able to attend in person. Shareholders are therefore strongly encouraged to submit a proxy vote in advance of the Meeting. Details on how to submit your proxy vote are set out on page 9. Given the current restrictions on attendance, shareholders are encouraged to appoint the chair of the Meeting as their proxy rather than a named person who will not be permitted to attend the Meeting. We have designated the following persons as proxies for the Meeting: Thomas P. Burke, Michael T. McGuinty and the Chair of the Meeting.
2. What is a proxy statement and what is a proxy?

A proxy statement is a document that the U.S. Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. The person designated is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Given the current restrictions on attendance, shareholders are encouraged to appoint the chair of the Meeting as their proxy rather than a named person who will not be permitted to attend the Meeting. We have designated the following persons as proxies for the Meeting: Thomas P. Burke, Michael T. McGuinty and the Chair of the Meeting.
3.   Why did I receive these proxy materials?

We are providing this meeting notice, proxy statement, proxy card and 2019 annual report and U.K. statutory accounts (the "proxy materials") in connection with the solicitation by our Board of proxies to be voted at our Meeting. The proxies also may be voted at any continuations, adjournments or postponements of the Meeting. This proxy statement contains information you may use when deciding how to vote in connection with the Meeting. All shareholders as of the close of business on 23 March 2020 are entitled to receive notice of, attend and vote at the Meeting or, subject to our Articles of Association, any adjournment or postponement of the Meeting. See instructions set forth in Question 17 below. A list of all shareholders of record entitled to vote at the Meeting will be on file at our principal executive offices, 110 Cannon Street, London, EC4N 6EU, United Kingdom, and will be available for inspection at the Meeting. Changes to entries on the register after this time will be disregarded in determining the rights of any person to attend or vote at the Meeting.
4.   Why did I receive a Notice of Internet Availability of Proxy Materials instead of printed proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the costs and environmental impact of the Meeting.
5. Why did I not receive the Notice by mail or e-mail?

If you elected to receive proxy materials by mail or e-mail for any of your holdings in the past, you were automatically enrolled using the same process for all your holdings this year. If you would like to change the method of delivery, please follow the instructions set forth in the answer to Question 7.
6. How can I access the proxy materials over the Internet?

Pursuant to rules adopted by the SEC, we provide shareholders access to our proxy materials for the Meeting over the Internet. The proxy materials for the Meeting are available at www.proxyvote.com. To access these materials and to vote, follow the instructions shown on the proxy card, voting instruction card from your broker or the Notice.
7. Can I get paper copies of the proxy materials?

You may request paper copies of the proxy materials, including our 2019 annual report and U.K. statutory accounts, by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. You also may request paper copies when prompted at www.proxyvote.com.
8. Can I choose the method in which I receive future proxy materials?

There are three methods in which shareholders of record and beneficial owners may receive future proxy materials or notice thereof:

•	Notice and Access: The Company furnishes proxy materials over the Internet and mails the Notice to most shareholders.

•
E-mail: If you would like to have earlier access to future proxy materials and reduce our costs of printing and delivering the proxy materials, you can instruct us to send all future proxy materials to you via e-mail. If you request future proxy materials via e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials via e-mail will remain in effect until you change it. If you wish to receive all future materials electronically, please visit www.investordelivery.com to enroll or, if voting electronically at www.proxyvote.com, follow the instructions to enroll for electronic delivery after you vote.

•
Mail: You may request distribution of paper copies of future proxy materials by mail by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. If you are voting electronically at www.proxyvote.com, follow the instructions to enroll for paper copies by mail after you vote.

If you are a beneficial owner, you should consult the directions provided by your broker, bank, trust or other nominee with respect to how you receive your proxy materials and how to vote your shares.
If there are multiple shareholders residing at the same address, we will send one set of proxy materials per household. However, you may inform us as to whether you wish to receive one set of proxy materials per household or one set of proxy materials per person in the future by calling or emailing as set forth above.

9. Can I vote my shares by completing and returning the Notice?

No, the Notice simply instructs you on how to vote. To vote your shares, see instructions set forth in Question 17 below.
10.   When and where is the Meeting and who may attend?

The Meeting will be held on 15 June 2020 at 12:00 p.m. London time at 110 Cannon Street, London, EC4N 6EU, United Kingdom. In response to the ongoing outbreak of COVID-19, the UK Government has prohibited public gatherings of more than two people. Subject to any further announcement by - or shareholder communication from - the Company, the Meeting this year will be held as a closed meeting and shareholders will not be able to attend in person.
11.   What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered in your name on the books and records of Computershare Trust Company, N.A., our transfer agent, you are a "shareholder of record." Accordingly, we sent the Notice directly to you.
If your shares are held for you in the name of your broker, bank, trust or other nominee as custodian, your shares are held in "street name," and you are considered the "beneficial owner." Either the Notice or the proxy materials have been, or will be, forwarded to you by your broker, bank, trust or other holder of record, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, trust or other nominee on how to vote your shares by using the voting instruction card included in the mailing.
12.   What are my voting choices for each of the resolutions to be voted on at the Meeting?

You may vote "for" or "against" or you may elect to "abstain" with respect to each resolution. We have majority voting for the election of directors. Under our Articles of Association, when a quorum is present, a nominee seeking election to a directorship shall be elected if a majority of the votes cast are cast in favour of the resolution to elect or re-elect the director.
Resolutions 1 through 10 will be proposed as ordinary resolutions, which means, assuming a quorum is present, each of Resolutions 1 through 10 will be approved if a majority of the votes cast are cast in favour thereof. Resolutions 11 and 12 will be proposed as special resolutions, which means, assuming a quorum is present, each of Resolutions 11 and 12 will be approved if at least 75% of the votes cast are cast in favour thereof. With respect to the non-binding advisory votes on Resolutions 7, 8 and 9, the result of the vote will not require our Board or any committee thereof to take any action. However, our Board values the opinions of our shareholders as expressed through their advisory votes on such non-binding resolutions and other communications. Accordingly, our Board will carefully consider the outcome of the advisory votes on Resolutions 7, 8 and 9.

13. What are our Board's recommendations on how I should vote my shares?

Our Board recommends that you vote your shares as follows:

Resolution 1a. - 1j.	FOR each of the ordinary resolutions to re-elect the ten Directors of the Company named in the section headed “Resolution 1” of this proxy statement.
Resolution 2	FOR the ordinary resolution to ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2019.
Resolution 3	FOR the ordinary resolution to appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the Companies Act.
Resolution 4	FOR the ordinary resolution to authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.
Resolution 5	FOR the ordinary resolution to approve an amendment to the 2018 Long-Term Incentive Plan.
Resolution 6	FOR the ordinary resolution to approve the Directors' Remuneration Policy.
Resolution 7	FOR the non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2019.
Resolution 8	FOR the non-binding advisory vote to approve the compensation of our named executive officers.
Resolution 9	FOR the non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2019.
Resolution 10	FOR the ordinary resolution to authorise the Board to allot shares.
Resolution 11	FOR the special resolution to approve the general disapplication of pre-emption rights.
Resolution 12	FOR the special resolution to approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment.

All of the nominees named in Resolutions 1a.-1j. have indicated that they will be willing and able to serve as directors. If any nominee becomes unwilling or unable to serve as a director, the Board may propose another person in place of that nominee, and the individuals designated as your proxies will vote to elect that proposed person. Alternatively, the Board may decide, as appropriate, to reduce the number of directors constituting the full Board.
14.   Are there any other matters to be acted upon at the Meeting?

We do not know of any other matters to be presented or acted upon at the Meeting. If any matters not set forth in the Meeting notice included in the proxy materials are properly brought before the Meeting, the persons named in the accompanying proxy will have discretionary authority to vote on them in accordance with their best judgement.
15.   Who is entitled to vote at the Meeting?

You are entitled to vote if you owned shares as of the close of business on the record date, 23 March 2020. If you are a beneficial owner of Company shares, you must have a legal proxy from the shareholder of record to vote your shares at the Meeting. Each share is entitled to one vote, and there is no cumulative voting.
As of 23 March 2020, we had 198,419,838 shares outstanding. Governing laws as well as our governance documents require our Board to establish a record date in order to determine who is entitled to receive notice of, attend and vote at the Meeting and any continuations, adjournments or postponements thereof. In accordance with the Company's Articles of Association, voting on all resolutions will be conducted on a poll and not on a show of hands.

16.   What is the quorum required to hold the Meeting? What are the effects of abstentions and broker non-votes at the Meeting?

For purposes of the Meeting, shareholders present in person or by proxy who represent at least a majority of shares entitled to vote at the Meeting will constitute a quorum. Abstentions and shares held by a broker or its nominee that are voted on any matter are included in determining the number of votes present or represented at the Meeting and are counted for quorum purposes.
An abstention occurs when a shareholder abstains from voting (either in person or by proxy) on one or more of the proposals. Broker non-votes occur on resolutions considered by the NYSE to be "non-routine" because a broker returns a proxy but does not have authority to vote on such resolutions on behalf of a beneficial owner who has not submitted a voting instruction form. The "non-routine" items in this proxy statement are Resolutions 1, 5, 6, 7, 8, 9 and 12; the other resolutions in this proxy statement are "routine" items for which a broker has authority under NYSE rules to vote shares, even if the broker does not receive a voting instruction form from the beneficial owner of the shares. In determining the number of votes cast for the Resolutions in this proxy statement, broker non-votes do not count as votes cast, and therefore have no effect on vote outcomes. Abstentions count as votes cast only for Resolution 5, which requires shareholder approval under NYSE rules. For resolution 5, an abstention has the practical effect of a vote against the Resolution. For all other Resolutions, abstentions do not count as votes cast, and therefore do not affect the vote outcome.
17.   How do I vote?

Shareholders of Record: Subject to any further announcement by - or shareholder communication from - the Company, the Meeting this year will be held as a closed meeting and shareholders will not be able to attend in person. Given the current restrictions on attendance, you are encouraged to appoint the chair of the Meeting as your proxy rather than a named person who will not be permitted to attend the meeting.
To be valid, any proxy card or other instrument appointing a proxy must be received (completed, dated and signed) before 3:00 p.m. Eastern Time on 12 June 2020 (the "share voting cutoff time") by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 or by submission via the Internet by going to www.proxyvote.com and following the instructions provided.
Please sign the proxy card exactly as your name appears on the card. If shares are owned jointly, each joint owner should sign the proxy card. If a shareholder is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorised person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory's full title and provide a certificate or other proof of appointment.
Beneficial Owners: If you are a beneficial owner, your broker, bank, trust or other nominee will arrange to provide materials and instructions for voting your shares. The Meeting this year will be held as a closed meeting and shareholders will not be able to attend in person. Please note that you may not vote shares held in street name by returning a proxy card or voting instruction card directly to the Company unless you provide a legal proxy.
Employees: If you are a current or former Valaris employee who holds shares in the Company's Savings Plan, you will receive voting instructions from the trustee of the plan for shares allocated to your account. If you fail to give voting instructions to the trustee, your shares will be voted by the trustee in the same proportion and direction as shares held by the trustee for which voting instructions were received. To allow sufficient time for voting by the trustee and administrator of the Company's Savings Plan, your voting instructions for shares held in the plan must be received by 11:59 p.m. Eastern Time on 9 June 2020.

18.   What can I do if I change my mind after I vote?

Shareholders of Record: If you are a shareholder of record, you may revoke your proxy or otherwise change your vote by doing one of the following:

•
sending a written notice of revocation to our secretary, Michael T. McGuinty, at the registered office and headquarters of the Company, which must be received before the share voting cutoff time, 3:00 p.m. Eastern Time on 12 June 2020, stating that you would like to revoke your proxy;

•
by completing, signing and dating another proxy card and returning it by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 in time to be received before the share voting cutoff time, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•	if you voted electronically, by returning to www.proxyvote.com and changing your vote before the share voting cutoff time. Follow the same voting process, and your original vote will be superseded.
Beneficial Owners: If you are a beneficial owner, you can revoke your voting instructions or otherwise change your vote by following the instructions provided by your broker or other nominee before the applicable deadline.
19.   What if I do not specify a choice for a resolution in my proxy?

If you sign and return your proxy card appointing the persons designated by the Board as your proxies without indicating how you want your shares to be voted, your shares will be voted FOR each nominee in Resolution 1 and FOR Resolutions 2 through 12 or otherwise in accordance with our Board's recommendations by the persons designated as your proxies in Question 1.
20.   Will my shares be voted if I do not provide my proxy or instruction form?

In light of UK Government measures relating to the ongoing outbreak of COVID-19, subject to any further announcement by - or shareholder communication from - the Company, this year’s Meeting will be run as a closed meeting and shareholders will not be able to attend in person. If you are a shareholder of record you must provide a proxy in order to vote. If you are a beneficial owner and hold shares through an account with a bank or broker, your shares may be voted if you do not provide voting instructions. Brokerage firms have the authority under the NYSE rules to vote shares for which their customers do not provide voting instructions on routine matters. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote. For example, the ratification of the selection of independent auditors is considered a routine matter, and the brokerage firm can vote for or against this resolution at its discretion, but the election of directors is not considered routine for these purposes. See Question 16 above for more information on non-routine and routine matters and broker non-votes.
21.   What does it mean if I receive more than one Notice?

If you received multiple Notices, it means that you hold your shares in different ways (trust, custodial accounts, joint tenancy) or in multiple accounts. Each Notice you receive should be voted.
22.   Who will pay for the cost of this proxy solicitation?

We will bear the cost of this proxy solicitation. In addition to solicitation by mail, some of our directors, officers and employees may solicit proxies in person or by telephone for no additional compensation. We will also ask shareholders of record who are brokerage firms, custodians and fiduciaries to forward proxy materials to the beneficial owners of such shares and upon request we will reimburse such shareholders of record for the customary costs of forwarding the proxy materials. We have retained D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies and anticipate that this will cost us approximately $15,000 plus certain out-of-pocket expenses.

23. Who will count the votes?

Broadridge Financial Solutions, Inc. will count the votes submitted by proxy and provide such report to our inspectors of election. The inspector(s) of election will be present at the Meeting.
24.   When will Valaris announce the voting results?

We will report the final results on our website (www.valaris.com) in a Current Report on Form 8-K filed with the SEC shortly after the Meeting.

25.	Does Valaris have a policy about Directors' attendance at the Meeting?

It is generally our policy that directors should attend annual general meetings of shareholders barring extenuating circumstances. However, in light of the current UK Government prohibition on public gatherings of more than two people in response to the ongoing outbreak of COVID-19, it will not be possible for all our directors to attend this year’s Meeting in person. Arrangements are being made so that directors who are not present in person will be able to join by telephone.
26.   What can I do if I have audit concerns?

Under Section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company's accounts (including the auditor's report and the conduct of the audit) that are to be laid before the Meeting; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with Section 437 of the Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with Section 527 of the Companies Act. Where the Company is required to place a statement on a website under Section 527 of the Companies Act, it must forward the statement to the Company's auditor not later than the time when it makes the statement available on the website. The business that may be dealt with at the Meeting includes any statement that the Company has been required to publish on a website under Section 527 of the Companies Act.
27.   Who should I contact if I have additional questions?

If you have any further questions about voting or attending the Meeting, please contact our proxy solicitor, D.F. King. Shareholders may call toll-free at 1-800-461-9313, and banks and brokers may call collect at 1-212-269-5550. D.F. King may be reached by email at valaris@dfking.com.
Shareholders who have general queries about the Meeting also can call Valaris at 1-713-789-1400 and ask for the Investor Relations department. No other methods of communication will be accepted. You may not use any electronic address provided either in this proxy statement or any related documents (including the proxy materials) to communicate with the Company for any purposes other than those expressly stated.

OWNERSHIP OF VOTING SECURITIES
The following tables show amounts and percentages of our Class A ordinary shares (the only class of our securities outstanding and eligible to vote) owned beneficially as of 20 April 2020 by (i) each person or group known by us to beneficially own more than 5% of our outstanding shares; (ii) each of our directors and each director nominee as of the date of this proxy statement; (iii) each of our named executive officers identified in the 2019 Summary Compensation Table (the "Named Executive Officers" or "NEOs"); and (iv) all of our directors and executive officers as a group as of the date of this proxy statement.
Beneficial Ownership Table

	Beneficial Ownership(1)
Name of Beneficial Owner	Amount		Percentage
Luminus Management LLC	36,982,076	(2)	18.64%
1700 Broadway, 26th Floor
New York, NY 10019
BlackRock, Inc.	21,122,486	(3)	10.64%
55 East 52nd Street
New York, New York 10055
The Vanguard Group	20,773,381	(4)	10.47%
100 Vanguard Blvd.
Malvern, PA 19355
Contrarius Investment Management Limited	19,265,989	(5)	9.71%
2 Bond Street
St. Helier Y9 JE2 3NP, Channel Islands
Odey Asset Management	10,302,576	(6)	5.19%
12 Upper Grosvenor Street
London, United Kingdom EC4N6EU
Dimensional Fund Advisors	10,059,082	(7)	5.07%
6300 Bee Cave Road
Building One
Austin TX, 78746
Azvalor Asset Management	9,950,906	(8)	5.01%
Paseo De La Castellana
110. 28046, Spain
Named Executive Officers
Thomas P. Burke	316,980		—%	(9)
President and Chief Executive Officer
Carl G. Trowell	225,402		—%	(9)
Executive Chairman
Jonathan Baksht	57,286		—%	(9)
Executive Vice President and Chief Financial Officer
Gilles Luca	96,953		—%	(9)
Senior Vice President and Chief Operating Officer
Alan Quintero	31,796		—%	(9)
Senior Vice President, Business Development
Michael T. McGuinty	48,144		—%	(9)
Senior Vice President, General Counsel and Secretary
P. Carey Lowe	88,755		—%	(9)
Former Executive Vice President and Chief Operating Officer
John S. Knowlton	66,459		—%	(9)
Former Senior Vice President, Technical
Independent Directors
Keith O. Rattie	15,859		—%	(9)
Director
Paul E. Rowsey, III	30,594		—%	(9)

Director
Mary E. Francis CBE	9,643	—%	(9)
Director
Suzanne P. Nimocks	19,120	—%	(9)
Director
William E. Albrecht	16,857	—%	(9)
Director
Frederick Arnold	—	—%	(9)
Director
Georges J. Lambert	—	—%	(9)
Director
Thierry Pilenko	687	—%	(9)
Director
Charles L. Szews	18,295	—%	(9)
Director
Adam Weitzman	—	—%	(9)
Director
All current directors and executive officers as a group (16 persons)	887,616	—%	(9)
____________________

(1)	As of 20 April 2020, there were 198,436,182 shares outstanding. Unless otherwise indicated, each person or group has sole voting and dispositive power with respect to all shares.

(2)
Based on the Schedule 13D/A filed on 29 January 2020, Luminus Management LLC ("Luminus") may be deemed the beneficial owner of 36,982,076 shares. Luminus reports shared voting power over 36,982,076 shares and shared dispositive power over 36,982,076 shares.

(3)
Based on the Schedule 13G/A filed on 4 February 2020, BlackRock Inc. ("BlackRock") may be deemed the beneficial owner of 21,122,486 shares. BlackRock reports sole voting power over 20,844,594 shares and sole dispositive power over 21,122,486 shares.

(4)
Based on the Schedule 13G/A filed on 12 February 2020, The Vanguard Group ("Vanguard") may be deemed to be the beneficial owner of 20,773,381 shares. Vanguard reports sole voting power over 64,643 shares, shared voting power over 41,759 shares, sole dispositive power over 20,692,297 shares and shared dispositive power over 81,084 shares.

(5)
Based on the Schedule 13G filed on 6 February 2020, Contrarius Investment Management Limited ("Contrarius") may be deemed to be the beneficial owner of 19,265,989 shares. Contrarius reports shared voting power over 19,265,989 shares and shared dispositive power over 19,265,989 shares.

(6)
Based on the Schedule 13G filed on 14 February 2020, Odey Asset Management Group Ltd ("Odey") may be deemed to be the beneficial owner of 10,302,576 shares. Odey reports shared voting power over 10,302,576 shares and shared dispositive power over 10,302,576 shares.

(7)
Based on the Schedule 13G/A filed on 12 February 2019, Dimensional Fund Advisors LP ("Dimensional") may be deemed to be the beneficial owner of 10,059,082 shares. Dimensional reports sole voting power over 9,795,444 shares and sole dispositive power over 10,059,082 shares.

(8)
Based on the Schedule 13G filed on 12 March 2020, Azvalor Asset Management, SGIIC, SA ("Azvalor") may be deemed to be the beneficial owner of 9,950,906 shares. Azvalor reports sole voting power over 9,950,906 shares and sole dispositive power over 9,950,906 shares.

(9)	Ownership is less than 1% of our shares outstanding.

RESOLUTIONS 1a. - 1j.

1.	ORDINARY RESOLUTIONS TO RE-ELECT EACH OF THE FOLLOWING DIRECTORS:
1a.    WILLIAM E. ALBRECHT
1b.    FREDERICK ARNOLD
1c.    THOMAS P. BURKE
1d.    MARY E. FRANCIS CBE
1e.    GEORGES J. LAMBERT
1f.        SUZANNE P. NIMOCKS
1g.    THIERRY PILENKO
1h.    PAUL E. ROWSEY, III
1i.        CHARLES L. SZEWS
1j.        ADAM WEITZMAN

AS DIRECTORS OF THE COMPANY FOR A TERM TO EXPIRE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2021.

Under the terms of the Transaction Agreement entered into between the Company and Rowan Companies plc ("Rowan"), dated as of 7 October 2018 (as amended, the “Transaction Agreement”), we amended our Corporate Governance Policy to provide that, unless amended, modified or terminated by the unanimous vote of the Board, for two years following the closing of the Rowan Transaction, the Board will nominate each of the above Board nominees (other than Messrs. Arnold, Lambert and Weitzman) for re-election to the Board, except for the case of such person’s earlier death, resignation, retirement, disqualification or lawful removal.
In addition, pursuant to the Cooperation and Support Agreement entered into between the Company and Luminus Management LLC (“Luminus”), our largest shareholder at that time, dated 24 January 2020 (the “Support Agreement”), Adam Weitzman, a representative of Luminus, was appointed to the Board. The Company also agreed that the Board will nominate Messrs. Weitzman, Arnold and Lambert for election as directors at the Meeting. Pursuant to the Support Agreement, Mr. Weitzman will tender his resignation as a director (which the Board may or may not accept) if Luminus sells our shares and after giving effect to such sale Luminus’ aggregate beneficial ownership falls below certain thresholds set forth in the agreement. Furthermore, Luminus has agreed to vote “For” the Company’s Resolutions set forth in this proxy statement at the Meeting.
Accordingly, each of the above Board nominees, who is an incumbent director of the Company, has been nominated by our Board for re-election at the Meeting. Keith O. Rattie and Carl G. Trowell will not stand for re-election and will retire at the Meeting. We have majority voting for the election of directors. A nominee seeking election will be elected if a simple majority of the votes cast are cast in favour of the resolution to elect the director nominee. In determining the number of votes cast, shares that abstain from voting or are not voted will not be treated as votes cast. Each director nominee will be considered separately. You may cast your vote for or against each nominee or abstain from voting your shares in connection with one or more of the nominees.
The Board recommends that shareholders vote FOR each nominee standing for election as director.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR each nominee.

Nominees

William E. Albrecht; age 68; Non-Executive Chairman of California Resources Corporation
Mr. Albrecht has been our director since April 2019 and was a director of Rowan from October 2015 until April 2019. Mr. Albrecht has served as the non-Executive Chairman of the Board of California Resources Corporation (“CRC”), a publicly traded oil and natural gas exploration and production company, since May 2016. He previously served as Executive Chairman of CRC from July 2014 to May 2016. Mr. Albrecht served as Vice President of Occidental Petroleum from May 2008 to July 2014 and as President, Oxy Oil & Gas, Americas from January 2012 to July 2014. Mr. Albrecht also served as President-Oxy Oil & Gas, USA from April 2008 to January 2012. During his tenure with Occidental, Mr. Albrecht had extensive managerial oversight over its upstream assets. Mr. Albrecht has more than 40 years of experience in the oil and gas industry, having previously served as an executive officer for EOG Resources, a domestic energy producer, for eight years and as a petroleum engineer for Tenneco Oil Company for ten years. Since 2016, Mr. Albrecht serves on the board of directors of Halliburton Company and Terra Energy Partners, a privately-held oil and gas exploration and production company. Mr. Albrecht holds a Master of Science degree from the University of Southern California and a Bachelor of Science degree from the United States Military Academy. Mr. Albrecht is a National Association of Corporate Directors (“NACD”) Board Leadership Fellow and has completed NACD’s comprehensive programme of study for directors and corporate governance professionals. Mr. Albrecht currently serves on our Nominating, Governance and Sustainability Committee and Compensation Committee and as our Independent Lead Director.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Albrecht should serve as a director include his experience in various executive positions with extensive managerial oversight, his over 40 years of experience in the oil and gas industry and his broad experience in proactively engaging with regulatory agencies, communities and other stakeholders.
Frederick Arnold; age 66; Retired Financial Executive
Mr. Arnold has been our director since November 2019. Mr. Arnold has 40 years of experience, including senior financial leadership positions at global organisations. Prior to his appointment to the Board, Mr. Arnold spent over 20 years as an investment banker advising clients on matters of corporate finance, including capital markets transactions, capital structure optimisation and mergers and acquisitions across various markets and geographies. Mr. Arnold held a series of senior financial positions with private equity portfolio companies, most recently serving as Chief Financial Officer of Convergex Group, LLC, a provider of agency brokerage and investment technology, from July 2015 until May 2017, where he was responsible for capital allocation and financial operations. Previously, Mr. Arnold served as Executive Vice President, Chief Financial Officer and a member of the executive committee of Capmark Financial Group, Inc. from September 2009 to January 2011. He also served as Executive Vice President of Finance for Masonite Corporation from February 2006 to September 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as Chief Financial and Administrative Officer of Willis North America, as Group Chief Administrative Officer of Willis Group Holdings Ltd. and as Executive Vice President of Strategic Development for Willis Group Holdings Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. Mr. Arnold currently serves on the Board of Directors of Navient Corporation and Lehman Brothers Holdings Inc. Mr. Arnold currently serves on our Audit Committee and Finance Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Arnold should serve as a director include his extraordinary breadth and depth of experience in equity and debt capital markets, operations and governance from his 40-year career in international investment banking and other finance roles, including serving as Chief Financial Officer for multiple companies.
Thomas P. Burke; age 52; President and Chief Executive Officer of Valaris plc
Mr. Burke has served as the President, Chief Executive Officer and a director of Valaris since April 2019. Mr. Burke was appointed President and Chief Executive Officer and elected a director of Rowan in April 2014, serving in those capacities until April 2019. He served as Chief Operating Officer beginning in July 2011 and was appointed President in March 2013. Mr. Burke first joined Rowan in December 2009, serving as Chief Executive Officer and President of LeTourneau Technologies until the sale of LeTourneau in June 2011. From 2006 to 2009, Mr. Burke was a Division President at Complete Production Services, an oilfield services company, and from 2004 to 2006, served as its Vice President for Corporate Development. He serves on the executive committee of the International Association of Drilling Contractors, in addition to serving as the association’s Chairman in 2016.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Burke should serve as a director include his extensive managerial and industry experience and his strong background in operations and investments in the global energy sector.
Mary E. Francis CBE; age 71; Former Senior Civil Servant in British Treasury and Prime Minister's Office (Retired)
Ms. Francis has been our director since May 2013. She is a former senior civil servant in the British Treasury and the Prime Minister’s office and was subsequently Director General of the Association of British Insurers. Ms. Francis served on the Board of Directors of Swiss Reinsurance Company Ltd from October 2012 until April 2018, and has previously served as a non-executive director of the Swiss Re Group. Ms. Francis was appointed to the Boards of Directors of Barclays PLC and Barclays Bank PLC in October 2016. She served on the Board of Directors of Centrica plc, an integrated energy company, between 2004 and 2014, and was Senior Independent Director from 2006 to 2014. From 2005 to 2012, she served as a non-executive director of Aviva plc, and from 2009 to 2012, she served as a non-executive director of Cable & Wireless Communications Plc. She is also a former non-executive director of the Bank of England, Alliance & Leicester plc and St. Modwen Properties PLC and is a Senior Adviser to the International Relations Institute, Chatham House. She earned a Master of Arts in History from Newnham College, University of Cambridge. Ms. Francis currently serves on our Audit Committee and Nominating, Governance and Sustainability Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Ms. Francis should serve as a director include her experience as a director for various British and international public companies, including Swiss Reinsurance Company Ltd, Barclays PLC and Barclays Bank PLC, her tenure as a non-executive director of the Bank of England, Alliance & Leicester plc and St. Modwen Properties PL, her role as a Senior Adviser to the International Relations Institute, Chatham House, her experience as the chairman of board committees for several public companies, her expertise in matters of corporate governance and her experience in senior positions within the UK government.
Georges J. Lambert; age 42; Former Partner and Senior Vice President of The Capital Group (Retired)
Mr. Lambert has been our director since November 2019. Prior to his appointment to the Board, Mr. Lambert spent more than 20 years as an investment professional, with a focus on value/dividend, cyclicals and complex turnaround situations. Most recently, he was a Partner and Senior Vice President of The Capital Group from 1999 to June 2019, where he served in various capacities as a portfolio manager and equity analyst across multiple sectors including energy services, telecommunications and shipping, and chaired research teams in both energy and telecommunications. Mr. Lambert also led Capital International Group’s investment-side European corporate governance efforts between 2008 and 2017. Mr. Lambert earned a Master of Science in Finance from HEC Paris. Mr. Lambert currently serves on our Finance Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Lambert should serve as a director include his management expertise and capital markets and equity analyst experience, including in the energy services sector, his significant corporate governance experience, his tenure as an investment representative for Capital International Group’s governance and stewardship engagements, his in-depth knowledge of the energy industry and the stock market, and his ability to bring a shareholder perspective to the Board, given his extensive experience as a portfolio manager at The Capital Group.
Suzanne P. Nimocks; age 61; Former Director of McKinsey & Company (Retired)
Ms. Nimocks has been our director since April 2019 and was a director of Rowan from December 2010 until April 2019. Ms. Nimocks was formerly a Director (Senior Partner) of McKinsey & Company, a global management consulting firm, from June 1999 to March 2010, and was with the firm in various capacities since 1989, including leader of the firm’s Global Petroleum Practice, Electric Power & Natural Gas Practice, Organization Practice, Risk Management Practice and Strategy Practice. Ms. Nimocks served on several of the firm’s worldwide personnel committees for many years and formerly served as the Houston Office Manager for eight years. Ms. Nimocks currently serves on the boards of ArcelorMittal, Ovintiv Inc. (formerly named Encana Corporation) and Owens Corning, including service on the Appointments, remuneration & corporate governance and sustainability committee of ArcelorMittal; the Human

Resources and Compensation Committee (Chair), Audit Committee and Nominating and Corporate Governance Committee of Ovintiv Inc.; and the Finance Committee (Chair) and Compensation Committee of Owens Corning. Ms. Nimocks currently serves as Chairman of our Compensation Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Ms. Nimocks should serve as a director include her global management consulting and energy sector experience and her service on the Boards and various committees of publicly traded companies, including extensive experience in executive compensation through her roles as the Chair of the Human Resources and Compensation Committee of Ovintiv Inc. and as a member of the Compensation Committee of Owens Corning.
Thierry Pilenko; age 62; Former Executive Chairman of TechnipFMC plc (Retired)
Mr. Pilenko has been our director since April 2019 and was a director of Rowan from 2017 until April 2019. In May 2019, Mr. Pilenko retired from the Board of Directors and as Executive Chairman of TechnipFMC plc, a global oil and gas company. He was the former Chairman and Chief Executive Officer of Technip S.A., a leading provider of project management, engineering, and construction services for the energy industry, from April 2007 to January 2017, when FMC Technologies, Inc. consummated its merger with Technip S.A. From March 2004 to January 2007, Mr. Pilenko served as the Chairman and Chief Executive Officer of Veritas DGC, Inc., a seismic services company. Previously, Mr. Pilenko served as Managing Director of SchlumbergerSema, a Schlumberger Ltd. company in Paris, from 2001 to March 2004. From 1998 to 2001, he served as President of Schlumberger GeoQuest. Mr. Pilenko formerly served as a director of TechnipFMC plc, Hercules Offshore, Inc., CGG Veritas (formerly Veritas DGC) and Peugeot SA. Mr. Pilenko currently serves on our Nominating, Governance and Sustainability Committee and Compensation Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Pilenko should serve as a director include his significant international oil and energy policy expertise, his service on boards and committees of publicly traded companies, his extensive experience in the oil and gas energy industry, including CEO leadership positions, and his strong background in finance, operations, management and investments in the global energy sector.
Paul E. Rowsey, III; age 65; Former Chief Executive Officer of Compatriot Capital, Inc. (Retired)
Mr. Rowsey served as Non-Executive Chairman of our Board from 2015 to April 2019, and has served as a director since 2000. In September 2017, he retired as the President and Chief Executive Officer of Compatriot Capital, Inc., a real estate investment and operating company, where he was employed since 2011. Prior to joining Compatriot, he was a founder and the managing partner of E2M Partners, LLC, a sponsor and manager of private real estate equity funds and an affiliate of Compatriot. He serves as a member of the Board of Directors of Powdr Corporation, one of the largest alpine skiing and outdoor sports companies in the United States, based in Park City, Utah; KDC Holdings, a national real estate investment and development firm, based in Dallas, Texas; JLB Partners, LLC, a multifamily housing development firm and its affiliate, Longbrook Capital Partners, LLC, based in Dallas, Texas; and Invesco Real Estate Income Trust, Inc., a real estate investment company, based in Dallas, Texas. Mr. Rowsey is a 1977 magna cum laude graduate of Duke University with a degree in management science and a 1980 cum laude graduate of Southern Methodist University School of Law. Mr. Rowsey also serves on our Compensation Committee, Finance Committee and as the Chairman of our Nominating, Governance, and Sustainability Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Rowsey should serve as a director include his expertise in financial, business and legal matters, including his experience as the President and Chief Executive Officer of Compatriot Capital, Inc., his experience as the founder and the managing partner of E2M Partners, LLC, a sponsor and manager of private real estate equity funds and an affiliate of Compatriot and his extensive negotiating experience in complex business transactions and his general business acumen.
Charles L. Szews; age 63; Former Chief Executive Officer of Oshkosh Corporation (Retired)
Mr. Szews has been our director since April 2019 and was a director of Rowan from August 2016 until April 2019. In December 2015, Mr. Szews retired from Oshkosh Corporation, a leading global manufacturer of specialty vehicles and vehicle bodies serving access equipment, defense, fire and emergency and commercial markets. He joined Oshkosh in 1996 as Vice President and CFO, was appointed Executive Vice President in October 1997, and was appointed President, Chief Operating Officer and as a director in October 2007. Mr. Szews was appointed Chief Executive Officer of Oshkosh in January 2011. Prior to joining Oshkosh, he began his career with Ernst & Young, and was Vice President and Controller at Fort Howard Corporation during its leveraged buyout. Since 2014, Mr. Szews has served as a director for Commercial Metals Company, an operator of mini- and micro-steel mills located in the Southern United States and Poland. In November 2016, Mr. Szews joined the board of Group1 Automotive, a Fortune 500 automotive retailer. In April 2018, Mr. Szews was appointed to the board of directors of Allegion plc, a provider of security products and solutions for homes, businesses, schools and other institutions. From 2006 to 2013, Mr. Szews also served on the board of directors and on the Audit and Nominating and Corporate Governance Committees of Gardner Denver Inc., a reocognised leader in compressed air and gas, vacuum and fluid transfer technologies to industries throughout the world. Mr. Szews holds a degree in Business Administration from the University of Wisconsin - Eau Claire. Mr. Szews currently serves on our Audit Committee and as Chairman of our Finance Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Szews should serve as a director include extensive executive management experience, public company directorships and committee appointments and his significant experience with international sales, capital allocation, mergers and acquisitions, business management and finance.
Adam Weitzman; age 35, Partner Luminus Management LLC

Mr. Weitzman, age 35, has been our director since February 2020. Mr. Weitzman is a Partner at Luminus, an investment management firm, where he has been overseeing portfolios that invest across the capital structure of offshore drilling, mining, refining, and solar companies for more than a decade and is part of the firm’s risk working group. Prior to joining Luminus in 2008, he worked as an analyst at SAC Capital Management and as an investment banker at Goldman Sachs. Mr. Weitzman graduated from the University of Pennsylvania, Summa Cum Laude, with a Bachelor of Science in Economics from The Wharton School. Mr. Weitzman serves on our Compensation Committee and Finance Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Weitzman should serve as a director include his experience in debt and equity capital markets, expertise in capital structure and asset allocation, as well as management and governance experience from overseeing various portfolio companies in the energy and power sector. He will also bring his perspective as a representative of our largest shareholder.

RESOLUTIONS 2, 3 AND 4

2.	AN ORDINARY RESOLUTION TO RATIFY THE AUDIT COMMITTEE'S APPOINTMENT OF KPMG LLP (U.S.) AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING 31 DECEMBER 2020.

3.
AN ORDINARY RESOLUTION TO APPOINT KPMG LLP (U.K.) AS OUR U.K. STATUTORY AUDITORS UNDER THE COMPANIES ACT (TO HOLD OFFICE FROM THE CONCLUSION OF THE MEETING UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS AT WHICH ACCOUNTS ARE LAID BEFORE THE COMPANY).

4.	AN ORDINARY RESOLUTION TO AUTHORISE THE AUDIT COMMITTEE TO DETERMINE OUR U.K. STATUTORY AUDITORS' REMUNERATION.
Our Audit Committee has appointed the U.S. accounting firm KPMG LLP (U.S.) to serve as our U.S. independent registered public accounting firm for the fiscal year ending 31 December 2020. KPMG LLP (U.S.) has served as our U.S. independent registered public accounting firm since the fiscal year ended 31 December 2002, having been duly appointed by the Board or by the Audit Committee each year in conformity with then-applicable rules. Our Audit Committee has also appointed KPMG LLP (U.K.), to serve as our statutory auditors under the Companies Act. KPMG LLP (U.K.) has served as our statutory auditors since our 2015 annual general meeting of shareholders. Prior to that time, KPMG Audit Plc, a subsidiary of KPMG LLP (U.K.), served as our statutory auditors since our re-registration as a public limited company in December 2009. We are asking our shareholders to authorise the Audit Committee to determine KPMG LLP (U.K.)'s remuneration as statutory auditors in accordance with the Audit Committee's procedures and applicable law. Due to UK Government legislation related to the COVID-19 outbreak, we do not expect representatives of KPMG LLP (U.S.) and KPMG LLP (U.K.) to be present at the Meeting, nor to have the opportunity to make a statement if they desire to do so or be available to respond to appropriate questions.
The Board recommends that shareholders vote FOR the ordinary resolution to ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2020; FOR the ordinary resolution to appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the Companies Act (to hold office until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company); and FOR the ordinary resolution to authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.
Although ratification of the Audit Committee’s appointment of KPMG LLP (U.S.) is not legally required, the Board is submitting this selection to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm. If our shareholders fail to ratify the selection, it will be regarded as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolutions 2, 3 and 4.
Independent Auditor Pre-approval Policies and Procedures

Consistent with SEC rules and policies regarding auditor independence, the Audit Committee has responsibility for appointing and approving the compensation and overseeing the work of our U.S. independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our U.S. independent registered public accounting firm.
Under the policy, we submit an itemised listing of all services to the Audit Committee for which pre-approval is requested. Such listing includes a description of each proposed service, the associated estimated fees and other terms of the engagement. To the extent any such service is a non-audit service, the submission includes an explanation as to why such service qualifies as a permitted non-audit service and why providing such service would not impair the independence of our U.S. independent registered public accounting firm or our U.K. statutory auditors.

Fees and Services

The aggregate fees (excluding value added taxes) billed to us for the fiscal years ended 31 December 2019 and 2018 by KPMG LLP (U.S.) and its affiliates (including KPMG LLP (U.K.)) were as follows (in thousands):

	2019	2018
Audit Fees(1)	$4,226	$2,618
Tax Fees(2)	1,094	946
	$5,320	$3,564
 ____________________

(1)
Includes fees for the audit of our annual consolidated financial statements and audit of the effectiveness of our internal control over financial reporting included in our annual report on Form 10-K, reviews of condensed consolidated financial statements included in our quarterly reports on Form 10-Q, the audit of our U.K. statutory accounts, audits of certain subsidiary statutory accounts, attestation services and procedures conducted in connection with debt or equity transactions and consents to incorporate KPMG LLP (U.S.)'s reports into registration statements filed with the SEC for each respective year.

(2)	Represents fees for tax compliance and other tax-related services.
Our Audit Committee pre-approved the services provided during 2019 and 2018 described above, in accordance with our Audit Committee's policy and the pre-approval requirements of the Sarbanes-Oxley Act of 2002, as amended (the "Sarbanes-Oxley Act"). Accordingly, there were no services for which the de minimus exception, as defined in Section 202 of the Sarbanes-Oxley Act, was applicable. Our Audit Committee has considered whether the provision of non-audit services by KPMG LLP (U.S.) were compatible with maintaining KPMG LLP (U.S.)'s independence and has determined that the provision of such non-audit services does not undermine KPMG LLP (U.S.)'s independence.

CORPORATE GOVERNANCE
Board Refreshment and Enhanced Governance

Since our last annual general meeting of shareholders, Valaris has proactively engaged with shareholders, refreshed the Board and enhanced governance. Our recent Board refreshment and governance enhancement efforts include:

•	Two of our longer tenured directors retired from our Board in November 2019;

•	The Board appointed two new independent directors, Messrs. Arnold and Lambert, with expertise in capital markets, finance and corporate governance in November 2019;

•	The Board formed the Finance Committee to assist in its oversight of the Company’s capital structure and financial strategies;

•	In January 2020, the Board added a third new independent director, Adam Weitzman, who is also a representative from our largest shareholder at the time of his appointment;

•	Mr. Trowell will step down as Executive Chairman at the end of the day on 30 April 2020, and not stand for re-election at the Meeting;

•	Another director, Keith O. Rattie, will retire and not stand for re-election at the Meeting, and the size of the Board will decrease to 10 directors;

•	Mr. Rowsey will be appointed as our non-executive Chairman and will assume the duties of the Independent Lead Director upon Mr. Trowell's stepping down as Executive Chairman; and

•	The Board refreshment has reduced the average age and tenure of our Board and augmented the Board’s expertise in equity and debt capital markets and corporate governance.
Corporate Governance Guidelines

We have adopted a Corporate Governance Policy, which includes governance guidelines that assist the Board and its committees in the exercise of their responsibilities under applicable law and the listing standards of the NYSE. These governance guidelines provide a framework for the Company's governance and the Board's activities, covering such matters as Board membership criteria, director independence, Board meetings, Board structure, Board access to management and independent advisors, limitations on outside directorships, conflicts of interest, director compensation, shareholder communications to the Board, director attendance at shareholder meetings, evaluation of Board and Chief Executive Officer performance, management succession planning, risk oversight, share ownership guidelines and other corporate governance practices and principles. Our Corporate Governance Policy is available in the Governance Documents section under About on our website (www.valaris.com). Paper copies also are available upon request without charge. Such requests should be directed to our Investor Relations Department at 5847 San Felipe, Suite 3300, Houston, Texas 77057.

Corporate Governance Policy

Our Corporate Governance Policy established the Board positions of Executive Chairman and Independent Lead Director and sets out the responsibilities of such positions. For so long as the chairman of the Board is an Executive Chairman, the Board will be required to appoint an Independent Lead Director. Our Executive Chairman, Mr. Trowell, will step down as Executive Chairman at the end of the day on 30 April 2020 and continue to serve as a non-executive director through the Meeting. Mr. Rowsey will serve as our non-executive Chairman commencing effective as of 1 May 2020. In accordance with our Corporate Governance Policy, when Mr. Rowsey becomes the non-executive Chairman, he will assume the responsibilities of Independent Lead Director, and Mr. Albrecht will no longer serve as the Independent Lead Director.

Our Corporate Governance Policy also provides that, for two years following the closing of our merger with Rowan (the "Rowan Transaction"), the Nominating, Governance and Sustainability Committee (the "NGS Committee") of the Board will consist of two legacy Ensco designees and two legacy Rowan designees. Each other committee of the

Board will consist of at least one legacy Ensco designee and at least one legacy Rowan designee, and the Chairmen of such committees will be divided as evenly as possible between legacy Ensco and legacy Rowan designees.

In addition to changing the leadership positions of the Board, our Corporate Governance Policy also adds certain requirements of the Board that will continue for up to two years following the effective time of the Rowan Transaction unless amended, modified or terminated by unanimous vote of the Board. Such unanimous approval of the Board is required for, among other things, amendments to the employment agreements of Messrs. Burke and Trowell during the two-year and 18-month periods, respectively, following the effective time of the closing of the Rowan Transaction. In addition, if the NGS Committee of the Board, by unanimous vote, determines not to renominate any Ensco or Rowan designee, then such designee shall not be renominated. If such designee is a member of the NGS Committee of the Board, then a unanimous vote of every other member of such committee and the unanimous vote of the Board other than such designee is required to not nominate such designee for re-election.
Governance Practices

Our ethics, governance and compliance practices address all NYSE content requirements, including an annual evaluation of the Board and its committees and annual reviews of the committee charters, as reflected in our Code of Business Conduct ("Code of Business Conduct") and our Corporate Governance Policy. Our governance practices provide that the independent directors conduct regular executive sessions without management, chaired by our Independent Lead Director, William E. Albrecht, and a formal annual evaluation of our Chief Executive Officer's performance. The Board fulfilled these requirements during 2019.
Director Nominations

The NGS Committee, with input from other Board members, is primarily responsible for identifying and screening candidates for nomination to Board membership. Additionally, when appropriate, we may retain the services of a third party to identify, evaluate or assist the NGS Committee and the Board in evaluating potential director nominees. Our Board is responsible for nominating individuals to serve on our Board.
Pursuant to our Corporate Governance Policy, candidates nominated for election or re-election to our Board should possess the following qualifications:

•	personal characteristics:

•	highest personal and professional ethics, integrity and values,

•	an inquiring and independent mind, and

•	practical wisdom and mature judgement;

•	experience at the policy-making level in business, government or education;

•
expertise that is useful to our Company and complementary to the background and experience of other Board members (e.g., previous executive and board experience, an international perspective, capital intensive cyclical business experience and knowledge of the global oil and gas industry are considered to be desirable);

•	willingness to devote the required amount of time to perform the duties and responsibilities of Board membership;

•	commitment to serve on the Board over a period of several years to develop knowledge about our principal operations;

•	willingness to represent the best interests of all shareholders and objectively appraise management performance; and

•	no involvement in activities or interests that create a conflict with the director's responsibilities to us and our shareholders.
The NGS Committee will evaluate the qualifications of each director candidate, including any nominees recommended by shareholders, against these criteria in making recommendations to our Board concerning director nominations. The NGS Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of our Board at a given point in time and periodically reviews and updates the criteria listed above as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken favourably into account in considering individual candidates, and it is one of the many factors that the NGS Committee may consider when identifying individuals for Board membership.
Our Board currently consists of 12 members, including two women. The NGS Committee may identify potential director candidates from a number of sources, including recommendations from directors, management, shareholders and executive recruiting firms retained for such purpose. The NGS Committee uses the same criteria for evaluating candidates regardless of the source of referral. In identifying director candidates, the NGS Committee endeavors to include, and have any search that it engages include, women, minority and other diverse candidates in the pool from which the NGS Committee selects director candidates.
The NGS Committee will consider director candidates recommended by shareholders. Shareholders wishing to propose a candidate for consideration by the NGS Committee may do so by writing our secretary at our principal executive offices and following the requirements of our Articles of Association for director nominations referred to in the "Information Concerning Shareholder Proposals for the 2021 Annual General Meeting of Shareholders" section of this proxy statement. As of 20 April 2020, we did not receive any nominations for director made by any person or group beneficially owning more than 5% of our shares by the date specified in Article 46.2 of our Articles of Association.
Director Independence

Our Articles of Association and Corporate Governance Policy state that at least a majority of the Board shall be independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards. Except with respect to their directorships and as set forth below, we do not have any business or other relationships with our independent directors. Only independent directors serve on the Board's standing committees. In this regard, our Board has affirmatively determined that all director nominees and directors (with the exception of Messrs. Burke and Trowell) (being Mr. Albrecht, Mr. Arnold, Ms. Francis, Mr. Lambert, Ms. Nimocks, Mr. Pilenko, Mr. Rattie, Mr. Rowsey, Mr. Szews and Mr. Weitzman) are independent and have no material relationship with us. In addition, the Board affirmatively determined that each of Messrs. Clark, Gaut, Golden, Haddock, Kalman and Wedemeyer and Ms. Decyk was independent during the period in 2019 when each such person served on the Board. Accordingly, a substantial majority of our Board currently is independent as defined above. In reaching its independence determinations, the NGS Committee and the Board considered the following:

•
During 2019, Mr. Pilenko was employed by an organisation that does business with Valaris. The amount received by Valaris or such other organisation in each of the last three fiscal years did not exceed the greater of $1 million or 1% of either Valaris' or such organisation's consolidated gross revenues.

•
During 2019, Mr. Albrecht served on the Board of Directors of organisations that do business with Valaris. The amount received by Valaris or such other organisation in each of the last three fiscal years did not exceed the greater of $1 million or 1% of either Valaris’s or such organisation's consolidated gross revenues.

Our Corporate Governance Policy provides that a director who changes his or her principal occupation shall promptly notify the Board of the change and submit a pro-forma letter of resignation to the Board. Under this policy, the other directors shall then meet in private session, determine whether the change of occupation impacts the director's independence or creates a conflict of interest and decide whether to accept or reject the pro-forma resignation.
Each of our directors has prepared a Director Declaration of Interest, disclosing existing or potential conflicts of interest, in conformity with U.K. law, custom and practice. The declarations are prepared and reviewed by the Board at least annually. The Board will conduct an annual review of Director Declarations of Interest during its June 2020 Board meeting.

Board Structure

Mr. Trowell currently serves as our Executive Chairman of the Board, and Mr. Burke serves as our President and Chief Executive Officer. After the closing of the Rowan Transaction, the Board established the positions of Executive Chairman and Independent Lead Director, and the Chief Executive Officer position was separate from these roles. Our Executive Chairman, Mr. Trowell, will step down as Executive Chairman at the end of the day on 30 April 2020 and continue to serve as a non-executive director through the Meeting at which time he will retire from his director position. Mr. Rowsey will serve as our non-executive Chairman commencing 1 May 2020. In accordance with our Corporate Governance Policy, when Mr. Rowsey becomes the non-executive Chairman, he will assume the responsibilities of Independent Lead Director, and Mr. Albrecht will no longer serve as the Independent Lead Director.
At this time, the Board believes a separation of the Chairman and Chief Executive Officer best serves the objectives of the Board's oversight of management, the Board's ability to carry out its roles and responsibilities on behalf of the shareholders, and the Company's overall corporate governance. The Board believes the separation of the Chairman and Chief Executive Officer roles also allows Mr. Burke to focus on operating and managing the Company and leverages the Chairman's experience and perspectives. In addition, the Board believes that its leadership structure as described above provides an effective framework for addressing the risks facing our Company, as discussed in greater detail under "Risk Management Oversight." The Board has authority to modify this structure to best address the Company's circumstances and advance the best interests of shareholders as and when appropriate.
Our governance practices provide for strong independent leadership, independent discussion among directors, independent evaluation of, and communication with, members of senior management and independent oversight of the Company's operational, fiscal and risk management activities. These governance practices are reflected in our Corporate Governance Policy and the standing committee charters, all of which are available on our website.
Relevant provisions of the existing Corporate Governance Policy include:

•
Independent directors meet at regularly scheduled executive sessions outside the presence of the Chief Executive Officer and other Company personnel at each regular Board meeting and may convene additional executive sessions during any Board meeting or by notice of a special Board meeting, which any two directors may cause to be called.

•	Independent directors have open access to Valaris' management and independent advisors, such as attorneys or auditors.

•	Independent directors are encouraged to suggest items for inclusion in the agenda for Board meetings and are free to raise subjects that are not on the meeting agenda.

•
The Independent Lead Director leads executive sessions of the independent directors and serves as the interface between the independent directors and the Chief Executive Officer in communicating the matters discussed during executive sessions. The Board believes that this structure facilitates full and frank discussions among all independent directors. The Independent Lead Director also:

◦	manages the process by which Board meeting agendas and meeting schedules are approved;

◦	advises the Chief Executive Officer and the Executive Chairman as to the quality, quantity and timeliness of the information submitted to the Board by the Company's management;

◦	develops the agendas for executive sessions of the Board's independent directors;

◦	serves as principal liaison between the independent directors, the Executive Chairman and the Chief Executive Officer in respect of Board issues; and

◦	participates in recommendations regarding recruitment of new directors, management succession planning and annual Board performance and Chief Executive Officer evaluations.

•	When Mr. Rowsey becomes the non-executive Chairman on 1 May 2020, the role of Independent Lead Director will be combined with the position of non-executive Chairman.

Board Meetings and Committees

The Board met 22 times during the year ended 31 December 2019. The Board has four standing committees, the Audit Committee, the NGS Committee, the Compensation Committee and the Finance Committee. During 2019, each incumbent director attended at least 75% of the aggregate meetings held by the Board and the committees of which he or she was a member.
Our Board has affirmatively determined that all director nominees and directors (with the exception of Mr. Trowell and Mr. Burke) are independent, as the term is defined by SEC rules and the Corporate Governance Standards of the NYSE ("NYSE Corporate Governance Standards"), and have no material relationships with us. The independent directors conducted executive sessions without management during each of the four regular quarterly meetings of the Board. Only independent directors serve on the Board's standing committees.
Audit Committee

We have established and maintain an Audit Committee, which operates under a charter, in accordance with the rules promulgated under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our Audit Committee appoints our U.S. independent auditors to examine, review and audit our consolidated financial statements, reviews the general scope of services to be rendered by the independent auditors, pre-approves all services of the independent auditors and authorises payment of the associated fees, reviews our financial condition and results of operations and makes inquiries as to the adequacy of our internal controls over financial reporting. Our Audit Committee met nine times during 2019. The Audit Committee currently consists of Chairman Rattie, Mr. Arnold, Ms. Francis and Mr. Szews, all of whom meet the independence criteria for audit committee members prescribed by the SEC and NYSE. None of the members of our Audit Committee serve on more than three public company audit committees.
Our Board has determined that each of the four members of the Audit Committee meets the requisite SEC criteria to qualify as an audit committee financial expert, is financially literate and has accounting or related financial management expertise as defined in the NYSE Corporate Governance Standards. In making recommendations and determinations regarding audit committee financial experts, our Board and the Audit Committee considered the relevant academic and professional experience of the Audit Committee members.
Compensation Committee

The principal functions of our Compensation Committee, as set forth in its charter, are to review and approve executive compensation, including matters regarding our various benefit plans, independently or in conjunction with our Board, as appropriate. During 2019, the Compensation Committee met eight times. The Compensation Committee currently consists of Chairman Nimocks, Messrs. Albrecht, Pilenko, Rowsey and Weitzman, all of whom meet the independence criteria prescribed by the SEC and NYSE for service on a compensation committee.
Nominating, Governance and Sustainability Committee

The principal functions of our NGS Committee, as set forth in its charter, are to select, identify and screen candidates for nomination to our Board, to recommend the composition of committees of our Board, to recommend our slate of officers, to oversee and recommend matters of corporate governance, independently or in conjunction with our Board, as appropriate, and to provide oversight and guidance with regard to environmental, social and governance issues. During 2019, the NGS Committee met six times. The NGS Committee currently consists of Chairman Rowsey, Messrs. Albrecht and Pilenko and Ms. Francis, all of whom meet the independence criteria prescribed by the NYSE for service on a nominating committee.
Finance Committee

The principal functions of our Finance Committee are to review and evaluate the Company’s liquidity, balance sheet, capital allocation, asset portfolio management and capital structure; make recommendations to the Board regarding actions to be considered in furtherance of optimising the Company’s use of capital and its capital structure, and overseeing the execution of capital structure activities. During 2019, the Finance Committee met five times. The Finance Committee currently consists of Chairman Szews and Messrs. Arnold, Lambert, Rowsey, and Weitzman.
Director Attendance at the Meetings of Shareholders

Our Corporate Governance Policy provides that, barring extenuating circumstances (including but not limited to the UK government restrictions on public gatherings in force as at the date of this document), all members of the Board shall attend our annual general meetings of shareholders and also are encouraged to attend any and all other general meetings that may be duly convened. With the exception of J. Roderick Clark, all incumbent directors serving on the Board at the time of the 2019 Annual General Meeting of Shareholders attended the meeting.
Code of Business Conduct

Our Code of Business Conduct applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our Code of Business Conduct addresses all NYSE content requirements and includes provisions addressing conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of our assets and compliance with our policies and with laws, rules and regulations, including laws addressing insider trading, antitrust and anti-bribery, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010. No waivers of the provisions of our Code of Business Conduct have been requested or granted since the Code of Business Conduct was first issued on 1 November 2002.
Our Code of Business Conduct provides for confidential and anonymous submission of reports of non-compliance with our standards, policies, practices and procedures to a management committee and also establishes a means for submission of reports of accounting, auditing or other business irregularities by any employee or other person directly to our Board or relevant Board Committee.
Shareholder Communications

Shareholders, employees and other interested parties may report concerns regarding questionable accounting, auditing or other matters on a confidential basis directly to the relevant presiding Valaris Committee Chairs, namely the Audit Committee, the NGS Committee, and the Compensation Committee, all of whom are independent non-employee directors. This process, which is available on the Ethics & Compliance section under Corporate Responsibility on our website (www.valaris.com), provides a means for submission of such interested parties' communications. Such communications may be submitted by mail, addressed as follows: Valaris, 1415 South Voss Rd., Suite 110, P.O. Box 135, Houston, Texas 77057. Mail so addressed will be forwarded, as appropriate, directly to the relevant then-presiding standing Board committee chairs and will not be screened by management.
Hotline Reports and Investigations

We have a telephonic and web-based Hotline system to encourage reporting of possible wrongdoing, violations of our Code of Business Conduct, or other issues that threaten our reputation (the "Hotline"). The Hotline is managed by an independent third party to protect employee privacy and includes the ability to report concerns anonymously, where permitted by law. Any Hotline allegations are investigated and addressed by a Company management committee working under the direction of, and reporting regularly to, the Audit Committee.

Risk Management Oversight

The Board and its committees are actively involved in the oversight of risks that could impact our Company. At each regular meeting, the Board reviews the Company's financial condition and results of operations and discusses various strategies as it deems appropriate considering market conditions facing the Company. In particular, given difficult market conditions, the Board reviewed the Company's business and financial strategy and strategic options at every Board meeting in 2019. The Board oversees the management of enterprise-wide risks, such as those related to macroeconomic and market conditions, commodity prices, strategic decisions, significant operating risks and disruptions. The Board annually approves a capital budget, with subsequent approval required for any significant variations. On a quarterly basis, the General Counsel reports to the Board on legal matters that may have a significant impact on the Company's financial statements. The Board also receives periodic reports regarding the Company's insurance programme and is apprised of all material variations in coverage or premium cost in connection with each annual insurance renewal.
The Board has delegated to its Committees the responsibility to monitor certain risks and receives regular updates on those risks. Certain risks monitored by each Committee are the following:
The Finance Committee was established in 2019 to evaluate risk from the standpoint of the Company's liquidity, balance sheet and capital allocation, seeking to optimise the Company's use of capital and its capital structure to reduce the Company's finance risk in a time that we are incurring substantial losses and negative cash flows while in a highly leveraged financial condition
On behalf of the Board, the Audit Committee plays a significant role in oversight of risks associated with the Company's financial performance, internal and external audit functions, legal and tax contingencies and other exposures. The Company's independent auditors, the Director of Internal Audit and the Chief Compliance Officer report to the Audit Committee at each regular quarterly meeting. The Audit Committee reviews and approves the annual internal audit plan and also receives reports on all internal audits. Hotline reports and related investigations conducted pursuant to our Code of Business Conduct are reviewed in executive session of the Audit Committee with the Chief Compliance Officer. On a quarterly basis, the Vice President-Tax submits a report to the Audit Committee on tax matters that may have a significant impact on the Company's financial statements.
The Compensation Committee, in consultation with its compensation consultants, establishes performance goals for the Company's various compensation plans that are intended to drive behaviour that does not encourage or result in any material risk of adverse consequences to the Company and/or its shareholders.
The NGS Committee and the Board also are actively involved in succession planning both from a general standpoint and with respect to a potential emergency situation that might impact the ability of the Board and executive management to continue the performance of their respective functions and responsibilities.
In addition, the Board oversees the Company's management of risk in the areas of health, safety and environment. For example, the Board reviews statistics regarding safety incidents, including an in-depth review of the most serious incidents and related mitigation; reviews the regional risk to employees, assets and the Company's operations; and reviews any material compliance issues or any material pending or threatened proceedings regarding health, safety or environmental matters.
The Board also oversees risks through the Company's enterprise risk management programme designed to identify significant risks to us, including operational safety, operational performance, regulatory, environmental and cybersecurity risks. Our Treasury and Risk Management Departments are responsible for implementing the programme, which involves the identification of risks within and facing the Company, the assessment of existing and required mitigation plans for those risks and ongoing monitoring of both. On a quarterly basis, these departments assess risk trends, identify new potential risks and review mitigation plans with a cross-functional Enterprise Risk Committee. The Enterprise Risk Committee reports its results to the Board periodically. The Board reviews the identified risks, mitigation plans and monitoring reports and takes action as deemed appropriate.
Sustainability

The 2020 Valaris Sustainability Report was published on the Corporate Responsibility page on our website (www.valaris.com) on 27 April 2020.

Our Sustainability Report sets forth our core values, which are centered on ethical behaviour, the protection of people and minimising our impact to the environment in order to achieve success. In addition, a strategic focus on sustainable business practices, and an effort to continually improve our performance, allow us to protect and advance local communities, our customers and employees, and the environment.

Some of the commitments that help us achieve our core values include:

•	Health, Safety and the Environment, where we promote spill prevention efforts, effective well control, proper waste management and the reduction of greenhouse gas emissions;

•	Ethical Business Practices, where we commit to conducting our business in accordance with the highest ethical standards;

•	Employees, where we encourage leadership and accountability, organisational capability, teamwork and respect and fair employment practices;

•	Communities, where we create job opportunities and engage the communities in the areas that we operate;

•	Ingenuity, where we encourage innovation, and drive ingenuity in order to support operational excellence; and

•	Customers and Suppliers, where we provide quality service offerings and engage in fair competition.

Our Sustainability Report is not incorporated into this proxy statement but may be found on the Sustainability section of our website.

In 2019, the NGS Committee's charter was amended such that the Committee would be responsible for providing oversight and guidance with regard to environmental, social and governance matters and for reviewing the Company's Sustainability Report.
Governance Transparency

Our Board, its standing committees and management are committed to continually pursuing best practices of corporate governance, accountability and transparency. Our Audit Committee Charter, the NGS Committee Charter, the Compensation Committee Charter, the Corporate Governance Policy and the Code of Business Conduct are available in the Governance Documents section under About on our website (www.valaris.com). Additional data available under the About tab on our website also includes information on our Board members and the Board’s committee composition. Additionally, our website under the "Investors-Financials" tab has a link to our public filings with the SEC, including equity ownership reports by our directors and executive officers required under Section 16 of the Exchange Act. Our 2020 Sustainability Report and instructions for submission of Hotline reports can be found on the "Corporate Responsibility" section of our website
Shareholder Outreach Programme

We frequently communicate with shareholders through earnings conference calls and presentations at industry conferences, as well as meetings and phone calls with analysts, portfolio managers and corporate governance specialists to discuss a wide range of issues. During the fall and winter preceding the filing of this proxy statement, we proactively reached out to investors representing approximately 80% of our shares outstanding as of September 30, 2019, with approximately 48% of our shareholders accepting to meet with us. Investor feedback is reported to the Board on a regular basis, and in many instances members of our Board have participated in investor meetings.
Related Party Transactions

In accordance with our Audit Committee Charter, except with respect to compensatory arrangements with our directors or officers that fall within the purview of the Compensation Committee, the Audit Committee is responsible for reviewing and approving the terms and conditions of all proposed transactions between any Company officer, director or any nominee for director, or an immediate family member or affiliate of any officer, director or nominee for director, or a security holder who is known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities, or an immediate family member of any such security holder, and the Company or any of its subsidiaries or affiliates to ensure that such “related-party” transactions are fair and in the overall best interest of the Company. There were no related party transactions required to be reported for 2019 as defined under SEC rules.

Under the Support Agreement, the Company agreed to reimburse Luminus for certain reasonable, documented out-of-pocket fees and expenses incurred in connection with Luminus' engagement with the Company in an amount not to exceed $3,000,000 in the aggregate. No such reimbursement was made in 2019.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors of Valaris plc (the "Company") is composed of four independent directors who satisfy the requirements of independence as established by Section 10A of the Securities Exchange Act of 1934, as amended, and the New York Stock Exchange listing standards. The Audit Committee is governed by a written Charter adopted by the Board of Directors. Our Audit Committee Charter is available in the Governance section under the About tab on our website (www.valaris.com). To fulfill its responsibilities, the Audit Committee of the Company met nine times during the 2019 fiscal year.
Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm employed by the Company (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm reports directly to the Audit Committee.
The Audit Committee has established practices to evaluate the qualifications, compensation, performance and independence of the Company’s independent registered public accounting firm. In determining whether to reappoint the independent registered public accounting firm employed by the Company, the Audit Committee considered the qualifications, performance, and independence of the firm and the audit engagement team; the quality of services provided by the firm; the effectiveness of the communication and interaction between the independent registered public accounting firm, management and the Audit Committee; and the fees charged for the quality and breadth of services provided.
The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.
The Audit Committee has recommended, and the Board of Directors, in the exercise of its business judgement, has approved, inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended 31 December 2019, to be filed with the U.S. Securities and Exchange Commission (the "SEC"). The recommendation was based upon the Audit Committee's review, the exercise of its business judgement, the discussions referred to above and reliance upon the Company's management and independent registered public accounting firm.
Submitted by the Audit Committee:
Keith O. Rattie, Chairman
Frederick Arnold
Mary E. Francis CBE
Charles L. Szews
25 February 2020
In accordance with the recommendation of our Audit Committee, our Board approved inclusion of the audited consolidated financial statements in our annual report on Form 10-K for the year ended 31 December 2019, and all of our directors acknowledged such approval by signing the annual report on Form 10-K as filed with the SEC on 21 February 2020.
The U.K. statutory auditor is responsible for conducting the statutory audit of the Company's U.K. statutory accounts in accordance with the requirements of the Companies Act.

COMPENSATION COMMITTEE REPORT
The functions of the Compensation Committee of the Board, among others, are to review and approve executive officer compensation and employee compensation matters, including matters regarding the Company's various benefit plans, and to continually assess the effectiveness of these programmes in consideration of the stated compensation strategy, independently or in conjunction with the Board, as appropriate. The Compensation Committee operates independently of management and in consultation with its compensation consultant.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis ("CD&A") for the year ended 31 December 2019 with management. In reliance on the reviews and discussions referred to above, the Compensation Committee recommended to the Board that CD&A be included in the Company's proxy statement on Schedule 14A for the Meeting to be filed with the SEC.
Submitted by the Compensation Committee:
Suzanne P. Nimocks, Chairman
William E. Albrecht
Thierry Pilenko
Paul E. Rowsey, III
Adam Weitzman
24 April 2020
In accordance with the recommendations of the Compensation Committee, our Board approved inclusion of CD&A in this proxy statement on 24 April 2020.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This CD&A describes our compensation practices and the executive compensation policies, decisions and actions of our Compensation Committee (the "Compensation Committee"). This CD&A focuses on compensation earned during 2019 by our Chief Executive Officer, Chief Financial Officer and the other executive officers listed as named executive officers ("NEOs") in our Summary Compensation Table. Our 2019 NEOs were as follows:

NEO	Title
Thomas P. Burke	President and Chief Executive Officer ("CEO")
Carl G. Trowell(1)	Executive Chairman
Jonathan Baksht	Executive Vice President and Chief Financial Officer ("CFO")
Gilles Luca	Senior Vice President and Chief Operating Officer ("COO")
Michael T. McGuinty	Senior Vice President, General Counsel and Secretary
Alan Quintero	Senior Vice President, Business Development
P. Carey Lowe(2)	Former Executive Vice President and Chief Operating Officer
John S. Knowlton(3)	Former Senior Vice President, Technical

(1)	Carl G. Trowell will step down as Executive Chairman at the end of the day on 30 April 2020 and will retire from the Board of Directors at the Meeting.

(2)
Effective 30 November 2019, P. Carey Lowe stepped down from his position as Executive Vice President and Chief Operating Officer, and effective 31 December 2019, he was no longer employed by the Company

(3)Effective 11 May 2019, John S. Knowlton resigned from his position as Senior Vice President, Technical
The Company has experienced significant stock price decline since the end of 2019, as have its peer companies and the broader energy industry as a whole, due largely to the recent precipitous decline in oil prices following a longer term downturn in the offshore drilling industry, the dramatic decline in global demand for oil and the economic uncertainties created by world efforts to control the spread of the COVID-19 pandemic. The Compensation Committee’s compensation decisions for 2019 described in this Proxy Statement were made before the onset of the COVID-19 pandemic and its attendant economic uncertainties. The Compensation Committee is currently evaluating the design of our executive compensation programmes for 2020 in light of these circumstances and the Company’s strategic priorities and has not generally addressed future changes that may be made to 2020 compensation programmes in this CD&A.
Executive Summary

Impact of Market Conditions on Strategy and Executive Pay
The offshore drilling industry is in the fifth year of a downturn that started with the 2014 drop in oil prices. During the downturn, our customers have significantly reduced their capital budgets, which reduced the demand for offshore drilling services. These challenging market conditions presented an opportunity to strategically reposition ourselves in the industry, which we achieved through significantly reducing our near-term debt maturities, achieving significant cost savings, acquiring Atwood Oceanics and executing the Rowan Transaction. The following timeline outlines key decisions and actions undertaken by the Company.

Difficult Market Conditions
● Crude oil prices were over $100 in the summer of 2014 and have ò 81% between 2014 and 14 April 2020(1)
● The precipitous drop in crude oil prices resulted in a significant reduction in the capital budgets for our customers, which led to a meaningful reduction in the demand for our services

● Average total shareholder return for Valaris and offshore drillers ò 98% since summer of 2014 and ò 90% since the Rowan Transaction (2)

● Bankruptcy or restructuring of over a dozen of our direct peers, including Paragon Offshore, Hercules, Seadrill, Ocean Rig, Pacific Drilling, Dolphin, Constellation, Schahin, Odebrecht, Japan Drilling, Oro Negro and Vantage

● Rig utilization around 69% in 2019 and day rates are ò45% since 2014 through 2019 (3)

(1)	Based on Cushing, OK WTI spot prices between 20 June 2014 and 2020 April 14; source: US Energy Information Administration

(2)	Total shareholder return for Valaris, Diamond Offshore, Noble Corp, and Transocean for the periods between 2014 June 20 and 2020 April 17 and between 2019 April 11 and 2020 April 17

(3)	Based on IHS Markit RigPoint data; rig utilisation and day rates reflect 2019 averages

Our Board and Management Team's Response to Challenging Market Conditions
Creation of Valaris
● Combination of leading offshore drilling companies Ensco and Rowan created largest offshore driller by fleet size, geographic presence and customer base

● $165 million annual synergies target

● Appointment of a new CEO (Mr. Burke) and the transition of our former CEO (Mr. Trowell) to Executive Chairman. Our Executive Chairman will step down from this position at the end of the day on 30 April 2020, and Mr. Rowsey will become our non-executive Chairman effective as of 1 May 2020.

Other Key Strategic Actions
● Announced a $100 million cost reduction plan above and beyond the $165 million in annual synergies

● Formation of a Finance Committee to assist in the oversight of our capital structure and financial strategies

● Refreshed Board of Directors by appointing three new directors (two of which replaced retiring directors and two additional directors will be stepping down at our Meeting)

Compensation Programme Actions and Rationale
Pay Actions in Connection with the Merger Facilitated a Smooth Transition
Former CEO and Current Executive Chairman (Mr. Trowell):
● Executed smooth transition and integration through his Executive Chairman role

● Reduced ongoing target total direct compensation (“TDC”) by 82% through a 25% reduction in cash compensation and a $5 million payment to replace certain previously granted and future long-term incentive (“LTI”) awards

● Negotiated employment agreement included a £2 million severance payable upon his stepping down from the Executive Chairman role; however, as discussed below, the Company reduced Mr. Trowell's severance to £800,000 in connection with his 30 April 2020 separation, reflecting a 60% reduction

● Will receive an additional £3 million based on exceeding pre-defined synergy goals set in connection with the Rowan Transaction, following his stepping down from the Executive Chairman role

Current CEO (Mr. Burke):
● Held target TDC flat from prior years

● One-time $3.75 million cash payment as consideration for the waiver of certain change in control benefits (including single trigger vesting of previously granted RSUs) and relocation from the US to the UK, including associated cost of living and tax burden adjustments

● Mr. Burke did not receive LTI grants from Valaris in 2019

Select Market Adjustments for NEOs (other than for our CEO):
● Made market adjustments to target TDC to reflect the larger scale of the Company and executive roles following the Rowan Transaction

Other Actions:
● Tied 20% of the 2019 annual cash bonus to synergy goals

● Adopted an executive severance plan that provides benefits upon a qualifying termination, subject to the executive executing a release of claims and complying with restrictive covenants

● Froze the 2005 Supplemental Executive Retirement Plans ("SERP"), which provided additional tax-deferred savings for our NEOs, effective 1 January 2020

Compensation Programme Changes Align with Evolving Market Conditions
● CEO agreed to a voluntary 10% reduction in total compensation effective 1 January 2020

● 2019 performance unit awards are subject to a modifier based upon absolute total shareholder return (“TSR”) that caps payouts at target in the event of negative absolute TSR

● Executive Chairman agreed to significant reductions in his separation entitlements in connection with his 30 April 2020 termination of employment, including a reduction of £1.2 million of his previously-negotiated lump sum severance payment, waiver of any pro-rated 2020 Ensco Cash Incentive Program (“ECIP”) payment, waiver of acceleration of unvested equity awards and waiver of entitlement to up to 24 months of private medical insurance. Mr. Trowell's non-competition restricted period was extended from 1 year to 2 years, and he agreed to provide consulting services to the Chairman of the Board through 31 December 2020 for no additional remuneration

Our Executive Compensation Aligns with our Shareholders’ Experience

As referenced by the charts below, the compensation realised by Carl G. Trowell, our Executive Chairman and former CEO, and the payouts under our performance unit programme are aligned with our shareholders’ experience between 2017 and 2019.

(1)	Stock Price is adjusted for a 1:4 reverse stock split following the closing of the Rowan Transaction

(2)
Mr. Trowell was hired in the U.K., is a U.K. citizen and resides in the U.K. and as such, his base salary and ECIP awards are paid in GBP. However, for disclosure purposes, his base salary and ECIP awards have been converted to USD, using the exchange rate of 1.277, which was the average rate during 2019.

(3)
The target and realised values above exclude the retention payments made to the executive in 2017 and 2018 as they are not considered a part of ongoing compensation. The executive’s lower realised compensation during this period was a key consideration in approving the retention payments.

(4)
Reflects the cash payment made in lieu of future equity awards and as consideration for the forfeiture of previously granted awards as voted on and approved by shareholders as part of the Rowan Transaction. The value of the award was averaged over the three-year period.

Definitions of Pay	Base Salary	ECIP	Performance Units	Restricted Stock/ Restricted Share Units	Other
Target	Actual paid	Target opportunity	Grant date (target) value of units granted during year	Grant date value of shares/units granted during year	Cash payment made in 2019 in lieu of future equity awards and as consideration for the forfeiture of previously granted awards
Realised	Actual paid	Actual paid for prior year performance	Market value of shares vested for performance through the end of the three year performance period	Market value of shares that vested during the year	Cash payment made in 2019 in lieu of future equity awards and as consideration for the forfeiture of previously granted awards
Best Practices: Characteristics of Our Compensation Programmes
Below are highlights of our 2019 practices and policies that serve as the foundation of our executive compensation programme. We believe the following items appropriately incentivise our executive officers, promote good corporate governance and are in the best interests of our shareholders:

What We Do		What We Don't Do
Vast majority of officer pay at-risk, based on financial and strategic performance and growth in long-term shareholder value	✓	Single-trigger change-in-control severance benefits or vesting of equity awards (except for certain legacy Rowan agreements)	x
Executive and director share ownership guidelines (including a 6X base salary multiple for our CEO)	✓	Pledging or hedging of Company stock	x
Minimum holding periods for vested stock and shares acquired under options until share ownership guidelines are met	✓	Buyouts of underwater stock option awards or repricing of stock option awards without shareholder approval	x
Compensation clawback that applies to equity awards	✓	Liberal share/option recycling	x
Independent compensation consultant	✓	Excise tax gross-ups	x
Annual compensation risk assessments	✓	Guarantees for salary increases	x
Granted 50% of Named Executive Officer 2019 LTI in the form of performance-based LTI (except for legacy Rowan 2019 LTI)	✓
Payouts under the 2019 performance units capped at target if absolute TSR is negative for the three-year performance period	✓

Strong Shareholder Support for 2019 Say-on-Pay
At our 2019 Annual General Meeting of Shareholders we received 97.5% shareholder support for our say-on-pay proposal. The Compensation Committee strongly values the opinions of our shareholders as expressed in the say-on-pay vote and believes that our 2019 support level demonstrates a strong alignment of our compensation programmes with our shareholders’ interests.

Although no specific changes were made to our 2019 compensation programme in light of this vote, the Compensation Committee will continue to consider the outcome of our future say-on-pay votes when making future compensation decisions for our NEOs.
What Guides Our Programme

Compensation Philosophy Overview
Our executive compensation philosophy is based on promotion of the following principles:

•	Strong financial performance;

•	creation of and preservation of a strong balance sheet;

•	industry leading safety performance;

•	operational efficiency (downtime reduction and safety);

•	customer satisfaction;

•	positioning assets in markets that offer prospects for long-term growth in profitability; and

•	strategic and opportunistic enhancement of our rig fleet.
We stress the importance of these principles through the structure of our executive compensation programme by placing the majority of executive pay at risk and subjecting a significant portion of each NEO's potential compensation to specific performance requirements.
We designed our executive compensation programmes for 2019 to accomplish the following primary goals:

•	Attract, retain and motivate highly qualified individuals capable of leading us to achieve our business objectives;

•
Pay for performance by providing competitive pay opportunities that result in realised pay which declines when we have poor financial performance and increases when we have strong financial performance; and

•	Ensure alignment with shareholders through long-term equity-based compensation and share ownership guidelines and associated holding requirements.
Our 2019 executive officer compensation is composed of three principal components: base salary, annual cash bonus and long-term incentives, each of which contributes to the achievement of our compensation programme goals, or TDC.

Principal Components of TDC		Primary Goals of our Executive Compensation Programme
		Attract/ Retain/ Motivate	Pay for Performance	Shareholder Alignment
Base Salary	Salary is an essential factor in attracting and retaining qualified personnel	✓
Annual Cash Bonus
   Provided to executive officers through the ECIP
 Awards are tied to achievement of specific annual financial, operational, safety and strategic team goals, all of which contribute to the creation of shareholder value
		✓	✓	✓
Long-term incentives
 Provided through a combination of:
○ Restricted share units
○ Performance unit awards
Promotes alignment with shareholders by tying the majority of executive compensation to creation of long-term shareholder value and encouraging executives to build meaningful equity ownership stakes in the Company
		✓	✓	✓

NEO Average Target Total Direct Compensation (1)
82% of NEO compensation “at risk” and aligned with company and shareholder success
_______________

(1)	Reflects target total direct compensation (base salary, target bonus, and target LTI) for each NEO as of 31 December 2019 and includes only NEOs employed by the Company as of 31 December 2019.

(2)	Health, Safety, and Environment (HSE) consists of Process Safety (weighted 5% of the total bonus) and Total Recordable Incident Rate (weighted 5% of the total bonus)
Target Market Positioning
We generally target the 50th percentile of our competitive market for base salaries and target incentive opportunities. However, the Compensation Committee believes that our compensation programme’s structure should generally result in realised executive officer compensation that:

•	Exceeds the market median during periods of exemplary performance relative to our compensation peer group companies; and

•	Falls below the market median during periods of poor performance relative to our compensation peer group companies.
A review of our executive compensation programme performed by our independent compensation consultant, FW Cook, in November 2019 confirmed that target TDC for our NEOs as a group fell within the market median range.
Various factors may affect the relationship between target TDC and the market reference point for individual executives, including: retention concerns; tenure and job responsibilities; year-over-year volatility of market data; internal equity considerations; and differences in the strategic value of individual positions.
The Compensation Committee annually reviews the mix of base salary, cash bonus and long-term incentives. It does not target a fixed percentage allocation among the compensation elements, but generally aims to provide a significant majority of NEO compensation opportunities in the form of incentive compensation with an emphasis on long-term incentives as shown above.
How We Make Compensation Decisions
Role of the Compensation Committee's Consultant
In carrying out its responsibilities for establishing, implementing and monitoring the effectiveness of our general and executive compensation philosophy, plans and programmes, our Compensation Committee relies on outside experts to assist in its deliberations. Until 11 April 2019, the date of the closing of the Rowan Transaction, the Compensation Committee received independent compensation advice and data from Pearl Meyer. Following the Rowan Transaction, the Compensation Committee retained FW Cook as its independent compensation consultant for the remainder of 2019. Prior to retaining FW Cook, the Compensation Committee assessed the independence of FW Cook pursuant to NYSE rules, and concluded that the retention of FW Cook raised no conflicts of interest.
Pearl Meyer and FW Cook were engaged by the Compensation Committee to provide counsel regarding:

•	Compensation philosophy and best practices;

•	Peer group composition;

•	Compensation programme design;

•	Short-term and long-term incentive plan administration;

•	Competitive compensation analyses for executive officers and non-executive directors; and

•	Trends in executive compensation.
Role of Management
The Compensation Committee also received data regarding compensation trends, issues and recommendations from management. In determining his recommendations for compensation for our executive officers other than the CEO, our CEO reviews market compensation information, including data provided to the Compensation Committee by its consultant, and individual performance factors and recommends compensation adjustments to the Compensation Committee. Mr. Trowell provided his recommendations to the Compensation Committee as to 2019 compensation levels for the other executive officers in early 2019.
The Compensation Committee charter provides for the CEO’s and Executive Chairman’s base salary, cash bonus, long-term incentive equity and performance-based compensation to be reviewed and approved by the Compensation Committee in consultation with and concurrence by all independent directors. Accordingly, our independent directors oversee and are actively engaged in the setting of the principal components of CEO and Executive Chairman compensation.
Compensation Peer Group
We compete for executive-level talent with oilfield service companies, as well as with other industries and professions. To provide guidance to the Compensation Committee, comparative salary data is obtained from several sources, including industry-specific surveys and compensation peer group company proxy statements.
Our current compensation peer group was approved by the Compensation Committee in May 2019 following the completion of the Rowan Transaction. In looking for potential peer companies, our Compensation Committee focused on companies with reasonably similar business characteristics, which included:

•	Size measured by revenue, assets and market value

•	Energy industry focus

•	Traded on a major stock exchange

•	Asset intensity

•	Multi-national with broad geographic reach

•	Offshore focus

•	Robust pay disclosure
Following our review, we selected the following companies:

Company	Criteria Met (# out of 9)
Noble Corp.	9
Transocean	9
Diamond Offshore	8
Hess Corp.	8
Kosmos Energy	8
Murphy Oil Corp.	8
National Oilwell Varco	8
Noble Energy	8
SBM Offshore	8
TechnipFMC	8
McDermott	7
Oceaneering Int'l	7
Talos Energy	7
Helmerich & Payne	6
Marathon Oil Corp.	6
Precision Drilling	6
KBR	5
Patterson-UTI Energy	5
Superior Energy Services	5
W&T Offshore	5
Given the complexity of our business, both in terms of our global footprint and our focus on the capital intensive offshore oil and gas market, we believe that it is critical to evaluate the competitiveness of our pay programmes relative to this group as opposed to a generic group of oilfield services companies whose business may be restricted to (or primarily focused on) the onshore U.S./North American oil and gas market.
The Compensation Committee, in consultation with FW Cook, reviews the compensation peer group annually to ensure that it provides an appropriate reference point in terms of the business focus and financial size of the companies in the group.
Compensation Peer Group Prior to the Rowan Transaction
Prior to the Rowan Transaction, our compensation peer group consisted of the following companies:

2019 Compensation Peer Group (Prior to the Rowan Transaction)
Diamond Offshore Helmerich & Payne McDermott International Noble Corp Oceaneering International	Rowan Companies Superior Energy Services Transocean Weatherford International
Performance Peer Group
Our performance peer group is used to measure relative total shareholder return performance under our performance unit programme. The performance peer group consists of companies who have international operations and are engaged in offshore drilling. We have selected these companies as performance peers due to similarity of business focus, capital structure and competitive conditions as well as the fact they are competitors within our industry. We consider our performance peers to be companies with whom we compete for capital from the equity market and which our shareholders might consider as alternative investments. Our 2019 performance peer group consisted of the following companies:

2019 - 2021 Performance Peer Group
Borr Drilling	Noble Corp
Diamond Offshore	Pacific Drilling
Helmerich & Payne	Seadrill
Nabors	Transocean
Components of 2019 Compensation
Base Salary
The Compensation Committee elected to make the following changes to base salaries in 2019:

•
Messrs. Burke and Quintero joined Valaris following the Rowan Transaction; Mr. Burke’s initial base salary of $950,000 was established per his employment contract while Mr. Quintero’s salary was set in May 2019. Mr. Burke voluntarily elected to reduce his base salary by 10% from $950,000 to $855,000 effective as of 1 January 2020.

•	Mr. Trowell’s base salary was reduced in 2019 in connection with his transition from CEO to Executive Chairman.

•	Messrs. Baksht’s and McGuinty’s base salaries were increased by 8% and 4%, respectively, following the Rowan Transaction to reflect the larger scale of the Company and each executive’s expanded role.

•	Mr. Luca’s base salary was increased, effective December 2019, in connection with his promotion to COO.

NEO	Salary as of 1 January 2019	Salary as of 1 January 2020	Percent Change
Thomas P. Burke(1)	Not Applicable	$855,000	Not Applicable
Carl G. Trowell(2)	£600,000	£450,000	-25%
Jonathan Baksht	$510,000	$550,000	8%
Gilles Luca	$450,000	$525,000	17%
Michael T. McGuinty	$490,000	$510,000	4%
Alan Quintero	Not Applicable	$415,000	Not Applicable
P. Carey Lowe	$620,000	Not Applicable	Not Applicable
John S. Knowlton	$450,000	Not Applicable	Not Applicable
____________________

(1)
Mr. Burke voluntarily elected to reduce his base salary by 10% from $950,000 to $855,000 effective 1 January 2020 in light of challenging industry conditions, which, in turn, proportionately reduced Mr. Burke's 2020 target short-term and target long-term incentive awards.

(2)	Mr. Trowell was hired in the U.K, is a U.K. citizen and resides in the U.K. and as such his base salary and ECIP awards are paid in GBP.
In February 2020, the Compensation Committee elected to increase Mr. Quintero’s base salary to $460,000 in recognition of the increased scope of his job and to better align his compensation with current market practices. The base salaries for all other executives were held flat.
2019 Short-Term Incentive Plan
A significant portion of NEO bonus compensation is tied to the performance of the executives as a group. Performance is measured against pre-established annual financial goals and non-financial goals, including safety performance and strategic team goals.

2019 Financial and Operational Performance Measures and Weightings
The Compensation Committee administered the ECIP bonus awards for 2019 through the application of pre-established performance measures. Bonus payouts were formula-derived and based upon achievement of the following five pre-established performance measures and weightings:

Metric	Weighting	Rationale and Description
Adjusted EBITDA (1)	40%	● Key measure of profitability ● Highest weighting in bonus programme to reflect strategic importance
Synergies	20%
● Keeps management focused on realising and achieving the financial benefits from the Rowan Transaction
● Measured based on annualised run rate as of 1 January 2020 and includes support cost and contract drilling synergies

HSE Process Safety Index Rate (2) TRIR (3)	10%
● Industry leading safety performance is one of our key business objectives
● Process Safety Index Rate (“PSI”) focuses on preventing catastrophic events such as loss of well control, fire or explosion, uncontrolled release of fluids or energy, structural failure, and loss of rig power, positioning or stability
● Total Recordable Incident Rate (“TRIR”) measures the aggregate number of work-related injuries or illness

Downtime	10%
● Downtime measures refer to any period when one of our rigs is under contract but not operational due to equipment failure or other unplanned stoppage attributable to us, resulting in a reduced or zero day rate revenue.
● This is a key metric that measures our ability to efficiently monetise our backlog and avoid costly contractual loss of revenue associated with downtime.

Strategic Team Goals (STGs)	20%
● Included to ensure management maintains focus on medium-term strategic objectives in addition to short-term goals. Achievement relative to these goals is imperative to achievement of sustainable, profitable growth beyond the current year.
● The successful integration of legacy Rowan and Ensco was critical to our success as an organisation in 2019 and beyond. As a result, the entire 20% of the executives’ STGs were tied to merger integration milestones. Each functional area of the Company was given specific merger-related integration milestones.
● Payouts under this portion of the ECIP were determined based on the average achievement across all functional areas. In determining the respective payouts below, we evaluated the relative difficulty of the milestones and determined that 90% achievement reflected a rigorous target for the organisation.
● 3: Achieve 100% of the milestones resulting in a 150% payout
● 2: Achieve 90% of the milestones resulting in a 100% payout
● 1: Achieve 75% of the milestones resulting in a 50% payout
● 0: Achieve less than 75% of the milestones resulting in no payout

(1)
For purposes of the ECIP, EBITDA performance metric includes Valaris EBITDA and 50% of ARO EBITDA. Valaris defines “Adjusted EBITDA” as net loss from continuing s net loss from continuing operations, other income (expense), income tax expense (benefit), interest expense, depreciation, amortisation, loss on impairment, equity in earnings of ARO, (gain) loss on asset disposals, transaction costs and significant non-recurring items.

(2)	PSI is a safety performance metric that is determined by taking the aggregate number of process safety incidents above a certain severity level for every 200,000 employee hours worked.

(3)
We calculate TRIR based upon the guidelines set forth by the IADC, an industry group for the drilling industry. The IADC methodology calculates TRIR by taking the aggregate number of occurrences of work-related injuries or illnesses for every 200,000 employee hours worked.

Actual 2019 Performance
Following the completion of the Rowan Transaction, the Compensation Committee adopted the scorecard below, which aligned with the Company’s key business objectives and budget for 2019. The Compensation Committee undertook a thorough goal-setting process which evaluated the potential risks and opportunities for the business. For certain metrics (e.g., EBITDA), this review process resulted in us setting target goals that were lower than our prior year’s actual performance; however, we believed that these goals were appropriate and sufficiently rigorous given the challenges facing the offshore drilling industry. As further evidence of the rigor of our goals, the Company’s 2019 EBITDA performance still fell short of the Committee’s $220M target and the NEOs earned below-target payouts for this portion of the annual incentive plan.
As summarised in the table below, a formulaic review of our 2019 performance relative to pre-established goals resulted in a determination by the Compensation Committee that the overall formula-derived bonus achievement was 116.3% of target.

Performance Measure	2019 Performance Goals			Actual Performance	Resulting % of Target Earned		Weighting	Weighted % of Target Earned
	Threshold	Target	Maximum			x
EBITDA (000s)	$175,000	$220,000	$255,000	$205,700	84.10%		40%	33.6%
Synergies (000s)	$101,800	$121,800	$141,800	$132,000	151.0%		20%	30.2%
PSI	0.15	0.10	0.08	0.03	200.0%		5%	10.0%
TRIR	0.40	0.35	0.30	0.28	200.0%		5%	10.0%
Downtime - Floaters	4.50%	3.50%	3.00%	4.12%	69.0%		5%	3.5%
Downtime - Jackups	2.10%	1.60%	1.35%	1.61%	99.0%		5%	5.0%
STGs	1.00	2.00	3.00	2.402	120.1%		20%	24.0%
TOTAL							100%	116.3%

Assessment of 2019 STGs

•
Each of our 23 functional areas was assigned specific merger-related integration milestones. The Named Executive Officers achievement was tied to the average achievement of all of the functional areas.

•	In 2019, the Company achieved 94.0% percent of its merger-related integration milestones. This corresponded to a STG score of 2.402, which resulted in a 120.1% payout

Individual Award Calculation

NEO	2019 Target Opportunity (% of Salary)	2019 Target Opportunity ($)(1)	x	ECIP Payout %	+	Discretionary Adjustment	=	Formula-Derived ECIP Award
Thomas P. Burke	110%	$758,699		116.3%		0		$882,367
Carl G. Trowell (2)	110%	£540,206		116.3%		0		£628,260
Jonathan Baksht (3)	83%	$442,885		116.3%		0		$515,075
Gilles Luca (4)	80%	$367,326		116.3%		0		$427,200
Michael T. McGuinty (3) (5)	76%	$381,110		116.3%		$175,000		$618,231
Alan Quintero (3) (6)	64%	$199,908		116.3%		$50,000		$282,493
P. Carey Lowe	90%	$558,000		116.3%		0		$648,954
John S. Knowlton	70%	$112,192		116.3%		0		$130,479
____________________

(1)
Target bonus opportunities pro-rated to reflect compensation adjustments, as applicable, as well as the effective date of the Rowan Transaction with respect to Messrs. Burke and Quintero and termination date with respect to Mr. Knowlton.

(2)	Mr. Trowell was hired in the U.K., is a U.K. citizen and resides in the U.K. and as such his ECIP target opportunity and actual ECIP award are denominated in GBP.

(3)
Bonus targets were adjusted following the Rowan Transaction to reflect the larger scale of the Company and certain executives' expanded roles (from 80% to 85% for Mr. Baksht, from 70% to 80% for Mr. McGuinty, and from 55% to 70% for Mr. Quintero).

(4)	Mr. Luca's bonus target increased from 80% to 85% following promotion to COO effective 1 December 2019.

(5)
In recognition of his contributions toward the achievement of the Company's strategic objectives, including his work reaching a settlement with Samsung Heavy Industries, in which the Company received a $200 million cash payment, the Compensation Committee increased the formula-derived bonus for Mr. McGuinty by $175,000.

(6)	In recognition of his contributions toward the achievement of the Company's strategic objectives, the Compensation Committee increased the formula-derived bonus for Mr. Quintero by $50,000.

2019 Long-Term Incentives
Our 2019 approach to long-term incentive compensation included a combination of time-vested and performance-based awards, as shown in the table below.
Long-Term Incentive Approach

Vehicle	Description	Percent of Target annual grant date value
Restricted Share Units	● Awards vest ratably in annual installments over three years. ● Consistent with our general practices (and those among our peer group companies) unvested restricted shares and restricted share units have dividend rights or dividend equivalent rights. Unvested restricted shares have voting rights on the same basis as outstanding shares.	50%
Performance Units	● Performance unit awards are earned and vest based on relative TSR (as described in greater detail later in this section) at the end of a three-year performance period subject to an absolute TSR modifier that caps payouts at target if absolute TSR is negative during the performance period. ● Awards were denominated in cash to minimise shareholder dilution and will be paid in cash, but the Compensation Committee retains the discretion to use cash or shares for these awards in future years.	50%
2019 LTIP Awards
The Compensation Committee elected to make the following changes to LTI targets:

•
Messrs. Burke and Quintero joined Valaris following the Rowan Transaction; Mr. Quintero received a supplemental LTI grant in 2019 in exchange for his forfeited equity under his legacy Rowan change-in-control agreement.

•	Mr. Trowell waived his 2019 LTI grant and right to future LTI grants in exchange for a $5,000,000 payment per the terms of his employment agreement at the time of the Rowan Transaction.

•	Mr. Baksht’s and Mr. McGuinty’s LTI targets were increased following the completion of the Rowan Transaction to reflect the larger scale of the Company and each executive’s expanded role.

•	Mr. Luca’s LTI target was increased in connection with his promotion to COO in December of 2019.

NEO	LTI Target for 2019 LTI Grant
Thomas P. Burke	Not Applicable
Carl G. Trowell	$5,000,000
Jonathan Baksht	$1,350,000
Gilles Luca	$1,350,000
Michael T. McGuinty	$1,200,000
Alan Quintero(1)	Not Applicable
P. Carey Lowe	$2,000,000
John S. Knowlton	$1,200,000
____________________

(1)
Although Mr. Quintero did not receive an annual award under our LTI program for 2019 in light of the timing of his joining the company upon the closing of the Rowan Transaction, he did receive an award of 98,775 restricted stock units in exchange for the termination of his legacy Rowan change in control agreement in June of 2019.

Performance Unit Award Design
Performance unit awards granted in 2017, 2018 and 2019 under the LTIP are earned based upon Company performance over a three-year measurement period, using pre-determined relative measures, as shown in the table below.
Long-term Performance Plan Cycles

Grant Cycle	2017	2018	2019	2020	2021
2017 - 2019 Grant	X			Earned at 72% of target value
2018 - 2020 Grant		X
2019 - 2021 Grant			X

Grant cycle
	X	Grant date

Grants of 2019-2021 Performance Unit Awards
Awards for the 2019 to 2021 performance period are based on our total shareholder return relative to our performance peers.
Relative Performance Measure Payout
(2019 - 2021 Performance Units)

Valaris Rank Against Peers	2019 - 2021 Award Multiplier (8 peers)
1	2.00
2	2.00
3	1.67
4	1.33
5	1.00
6	0.75
7	0.50
8	0.00
9	0.00
In addition, our 2019 awards will be subject to a modifier based upon absolute TSR performance over the period in which payouts will be capped at target if absolute TSR is negative:

Absolute TSR over 3-Year Performance Period	Absolute TSR Collar Payout Terms
Negative	Payout capped at 100% of Target
>= 10% annualised	Payout of no less than threshold
For more detailed information, refer to the Grants of Plan-Based Awards Table and related footnotes. All 2019 restricted share unit and performance unit awards granted under the LTIP to our NEOs are reported in the "Grants of Plan-Based Awards Table."

Payouts of 2017 - 2019 Performance Awards
Awards for the 2017 - 2019 performance period were subject to vesting based on our TSR and return on capital employed (ROCE) performance relative to peers. For purposes of the 2017 awards, the peer group consisted of the following companies:

2017 - 2019 Performance Peer Group
Atwood Oceanics(1)	Noble Corp
Diamond Offshore	Rowan Companies(1)
Helmerich & Payne	Seadrill
Nabors	Transocean
(1)Atwood Oceanics and Rowan Companies were each removed from the performance peer group following our mergers with them.
These awards were granted in early 2017 and were measured over the three year performance period. The awards were paid in cash in March 2020. The tables below summarise the calculation of final payout for those awards:

Performance Measure	Actual Performance	Corresponding Multiplier	Weight		Weighted Average Multiplier
				=
Relative TSR	6 of 7	0	50%		—%
Relative ROCE	3 of 7	1.44	50%		72%
TOTAL					72%

___________

NEO	2017 - 2019 Performance Unit Awards Target Value		Weighted Average Multiplier		Total Value of Performance Units Earned
		x
				=
Carl G. Trowell(1)	$2,500,000		—%		$—
Jonathan Baksht	$675,000		72%		$486,000
Gilles Luca	$675,000		72%		$486,000
Michael T. McGuinty	$600,000		72%		$432,000
P. Carey Lowe(2)	$1,000,000		—%		$—
John S. Knowlton(3)	$600,000		100%		$600,000

(1)
Mr. Trowell agreed to forfeit his 2017, 2018 and 2019 performance awards and 2019 share awards in exchange for a payment of $5,000,000 upon closing of the Rowan Transaction. See "Summary Compensation Table"

(2)	Mr. Lowe forfeited his 2017, 2018 and 2019 performance awards, restricted share awards and restricted share units upon loss of office as Executive Vice President and Chief Operating Officer.

(3)	The 2017 awards held by Mr. Knowlton were modified to accelerate full vesting and to pay the target amount upon his separation from the Company.

2020 Targeted Performance Cash Bonuses
In February 2020, our Board approved the grant of performance-based cash retention payments to each of Messrs. Baksht and McGuinty, in the amounts of $550,000 and $510,000, respectively. Each of the retention payments will be paid in two, equal installments subject to such officer’s continuous employment through each payment date. The first installment is scheduled to be paid within thirty days following 1 June 2020. The second installment will be paid upon the Company's successful completion of certain strategic performance objectives with such payment made within thirty days following action by the Compensation Committee and the Finance Committee of the Board to approve the completion of such objectives.
Other Executive Compensation Matters

Share Ownership Guidelines
Intended to further encourage accumulation of share ownership, NEOs, within five years of being appointed to their position, are required to own shares having a value of at least:

•	CEO: 6x base salary

•	EVPs: 2x base salary

•	Other NEOs: 1x base salary
Officers who are not in compliance with the ownership requirements under the guidelines are required to retain any after-tax proceeds from vesting of shares or exercise of stock options in the form of shares until compliance is achieved. The guidelines are included in our Corporate Governance Policy. Each of our NEOs was in compliance with the share ownership guidelines at the end of 2019.
Clawbacks and Award Disqualifications
We have clawback provisions in our long-term incentive award agreements and award disqualification measures in the LTIP and the ECIP. Using this authority, the Compensation Committee may seek to claw back or reduce equity incentive awards or reduce the size of cash incentive awards for executive officers who violate our Code of Business Conduct or in the case of certain financial restatements (including application of the provisions of the Sarbanes-Oxley Act of 2002, as amended, in the event of a restatement of our earnings).
Compensation Risk
The Compensation Committee carefully considers the relationship between risk and our overall compensation policies, programmes and practices for executive officers and other employees. The Compensation Committee continually monitors the Company's general compensation practices, specifically the design, administration and assessment of our incentive plans, to identify any components, measurement factors or potential outcomes that might create an incentive for excessive risk-taking detrimental to the Company. The Compensation Committee has determined that the Company's compensation plans and policies do not encourage excessive risk taking.
The Compensation Committee also paid particular attention to potential unintended consequences associated with establishment of the ECIP and performance unit award goals and related measurement criteria. In formulating such goals and performance criteria, the Compensation Committee focused on matters such as safety performance, financial performance, relative TSR, relative ROCE and STGs. The Compensation Committee determined that such goals and performance criteria did not encourage participation in high-risk activities that are reasonably likely to have a material adverse effect on the Company.
Hedging Policy
We have a Securities Trading Policy that specifically prohibits directors, NEOs and certain other employees from engaging in short-sales of the Company's shares, engaging in any hedging transactions of any kind related to our securities, and purchasing shares through a margin account. Due to the difficulty in monitoring compliance with a company-wide hedging prohibition and the relatively smaller share holdings of our employees generally, we do not prohibit hedging transactions by other employees that are not subject to the anti-hedging provisions of our Securities Trading Policy.

Pledging Policy
The Company has a policy prohibiting officers and directors from pledging Company shares. The Compensation Committee requires that the officers and directors confirm annually that they do not hold shares subject to a pledging arrangement. None of our officers or directors hold shares subject to a pledging arrangement.
Tax Deductibility of Compensation
Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended ("Section 162(m)") generally disallows a U.S. federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1.0 million in any taxable year to any "covered employee", which generally includes our NEOs.  Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the “Act”), performance-based compensation was not subject to this limit on deductibility so long as such compensation met certain requirements, including shareholder approval of material terms.  Prior to 2018, the Compensation Committee historically considered the implications of Section 162(m) and generally preferred to grant performance-based awards that were expected to be fully deductible where doing so furthered the purposes of our executive compensation philosophy.
Under the Act, the performance-based compensation exemption under Section 162(m) has generally been eliminated for new awards, meaning that formerly-deductible components of compensation will not be deductible going forward. Under the transition rules for the Act, certain performance-based awards granted prior to 2 November 2017 (such as the performance awards and ECIP awards granted to our covered employees prior to such date), may still qualify for the performance-based compensation exemption under Section 162(m).  The Compensation Committee remains committed to paying performance based compensation and will continue to seek to minimise the tax impact of compensation on the Company wherever that minimisation does not conflict with our overall executive compensation philosophy. No assurance, however, can be given that any future compensation paid will qualify for the transition relief or otherwise be deductible and the Committee expects certain compensation paid to covered employees to be non-deductible.
Benefits
We offer health and welfare and retirement savings programmes to all eligible employees. Our executive officers and management generally are eligible for the same benefit programmes and on the same basis as our other employees. The health and welfare programmes are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. The health and welfare programmes we offer include medical, wellness, pharmaceutical, dental, vision, life insurance and accidental death and disability insurance. We also offer the U.S. taxpaying employee participants in our health and welfare programme the option of participating in flexible spending accounts, thus permitting deferral of pre-tax dollars for use in paying qualified medical and childcare expenses.
Executive officers may participate on the same basis as other employees in the employer matching provisions of our defined contribution savings plans on a tax-deferred basis. For 2019, the maximum total matching contribution available to executive officers and other employees who participated in the Ensco Savings Plan (a qualified 401(k) plan), SERP, Ensco Multinational Savings Plan or the Ensco Limited Retirement Plan was 5% of eligible salary. The matching contributions to our NEOs are reported in the "All Other Compensation" column of the Summary Compensation Table.
The SERP was created to provide an additional tax-deferred savings vehicle for certain highly-compensated employees, including our NEOs, whose participation in the 401(k) savings plan features of the Ensco Savings Plan was restricted due to contribution limitations of the U.S. Internal Revenue Code of 1986, as amended. Executive officers who participate in the SERP could elect to defer a portion of their base salary and/or annual cash bonus payments up to a percentage specified annually by our Compensation Committee and ratified by our Board. For 2019, the maximum salary deferral was 50%, inclusive of the 5% 401(k) contribution, and 100% of the annual ECIP bonus payments made in 2019, consistent with prior years.
The SERP is administered by a third party, and deferred compensation may be invested in authorised funds similar to the investment options available under the Ensco Savings Plan. Investments also may be made in funds or publicly-traded securities on a self-directed basis. The SERP was frozen to new participants in November of 2019 and frozen to new contributions effective 1 January 2020. Additional information regarding deferred compensation of our NEOs is reported in the table entitled "Nonqualified Deferred Compensation."

Legacy Rowan Retirement Plans
Mr. Burke and Mr. Quintero are participants in certain legacy Rowan Retirement Plans. These plans consist of a generally available defined contribution 401(k) plan (the “Rowan Savings Plan”) which provides a cash company match of up to 100% of the first 6% of eligible salary contributed by the employee, including executives, and a frozen defined benefit plan (the “Rowan Pension Plan”). Additionally, a frozen benefit restoration plan of Rowan Companies, Inc. (the “Rowan SERP”) provided additional retirement benefit accrual opportunities for NEOs to mitigate the effects of legal limitations on retirement benefits under the Savings Plan and the Pension Plan.
Mr. Burke’s Employment Agreement
In connection with his appointment as President and CEO upon the Closing of the Rowan Transaction, Mr. Burke entered into an employment agreement with Rowan Companies Inc., ENSCO Global Resources Limited and Valaris plc (the “Burke Employment Agreement”). The Burke Employment Agreement provides that Mr. Burke will serve as CEO for a term of two years commencing on 11 April 2019 and automatically renews thereafter for successive 12-month periods absent 90 days’ prior notice of nonrenewal.

•
Cash & Equity Compensation.  The Burke Employment Agreement provides for an initial, annual base salary of $950,000, which he elected to reduce to $855,000 effective 1 January 2020, and an annual target bonus of 110% of base salary. Subject to the approval of the Board or the Compensation Committee, for the first two years of the term, Mr. Burke will be entitled to awards under the Company’s long-term incentive award plans with a target award level of no less than 500% of his base salary, which percentage may be increased or decreased in future years as determined by the Board or the Compensation Committee.

•
Benefits. Mr. Burke is eligible to participate in employee benefit plans, programmes and arrangements of the Company, including the Company’s expatriate assignment and tax equalization policy in light of Mr. Burke’s required relocation to London, England. Mr. Burke also received benefits under the Company’s relocation policy, including a payment of $20,000 to help cover his relocation expenses.

•
Payment in Lieu of Single Trigger Vesting. In consideration of Mr. Burke’s (1) waiver of single trigger vesting for certain equity awards previously granted to him, (2) waiver of certain change in control and good reason rights pursuant to his existing compensation arrangements, and (3) the cost of living and tax burden associated with his relocation from the United States, Mr. Burke received a one-time payment of $3,750,000. This payment is subject to pro-rata reimbursement should Mr. Burke resign without good reason or be terminated for cause prior to April 11, 2022.

•
Severance Payments and Benefits. In the event of a termination of Mr. Burke’s employment without cause or his resignation for good reason, subject to his execution of a customary release, he will be entitled to (1) a lump sum payment equal to two times his base salary, (2) a lump sum payment equal to two times the greater of his average annual bonus over the three calendar years preceding his termination or his target annual bonus amount, (3) a pro-rated bonus for the year of termination, (4) subsidised medical, dental and vision coverage for a 24-month period, (5) reimbursement of costs incurred to relocate to the United States, and (6) accelerated vesting of outstanding equity awards. The Burke Employment Agreement also includes customary non-solicitation, non-competition, non-disparagement, confidentiality and intellectual property assignment provisions.

Mr. Trowell's Employment Agreement
Concurrently with the execution of the transaction agreement with Rowan, Mr. Trowell entered into an employment agreement with ENSCO Services Limited (the "Trowell Employment Agreement"). The Trowell Employment Agreement originally provided that Mr. Trowell would serve as Executive Chairman for a term of eighteen months commencing on 11 April 2019, but was amended in April of 2020 to provide that his term as Executive Chairman and employment with the Company will end at the end of the day on 30 April 2020. Mr. Trowell's non-competition restricted period was extended from 1 year to 2 years, and he agreed to provide consulting services to the Chairman of the Board through 31 December 2020 for no additional remuneration. Mr. Trowell will not stand for re-election to the Board at the Meeting.

•
Cash Compensation; ECIP; LTIP.  The Trowell Employment Agreement provides for an annual base salary of £450,000 (£150,000 less than his 2018 level) and specifies that Mr. Trowell will be eligible to participate in the ECIP. His threshold, target and maximum level of bonus opportunity under such plan equals 55%, 110% and 220%, respectively, of Mr. Trowell's base salary (consistent with his 2018 ECIP opportunity). In connection with his separation, Mr. Trowell will forfeit his pro-rated ECIP payment for 2020 and any unvested equity awards.

•
Payment in Lieu of Future Equity Awards.  As a consequence of Mr. Trowell's loss of office as President and Chief Executive Officer in connection with the Rowan Transaction, Mr. Trowell waived his 2017, 2018 and 2019 unvested cash performance unit awards and his 2019 unvested restricted share units exchange for payment of $5,000,000.

•
Benefits.  Mr. Trowell was eligible to participate in the same benefit plans and programmes in which other executive non-expatriate employees who are based in the United Kingdom are eligible to participate. Since Mr. Trowell was not be eligible to participate in the retirement plans in which U.S.-based employees participate, Mr. Trowell was also eligible to receive cash payments equal to the cash amounts that would have been contributed by ENSCO Services Limited on Mr. Trowell's behalf to such retirement plans had he participated in such plans.

•
Severance Payments and Benefits.  In connection with the termination of Mr. Trowell’s employment as Executive Chairman, Mr. Trowell will receive (i) a lump sum severance payment of £800,000 (which amount reflects a 60% reduction from his severance entitlement under his employment agreement entered into upon closing of the Rowan Transaction, and which will be payable within 14 days following 30 April 2020, and (ii) an additional lump sum of £3,000,000 in connection with exceeding pre-defined synergy targets set in connection with the Rowan Transaction (which amount will be payable within 14 days following 30 April 2020). Mr. Trowell has agreed to waive his right to receive private medical insurance for a period of up to twenty-four months following the termination date.

Mr. Knowlton’s Separation Agreement
On 11 April 2019, Mr. Knowlton entered into a letter agreement with Ensco Corporate Resources LLC (the “Knowlton Separation Agreement”) that provided for Mr. Knowlton’s termination of employment effective as of 11 May 2019, in connection with the Rowan Transaction.  Consistent with the level of payments and benefits that would have been provided under Mr. Knowlton’s Change in Control Severance Agreement with us, the Knowlton Separation Agreement provided that Mr. Knowlton would receive: (1) a lump sum cash severance payment of $765,000, (2) a pro-rata annual bonus for the 2019 calendar year based on his period of employment with the company during 2019, (3) accelerated vesting of 100% of his time-based equity awards granted in or prior to 2018 and a pro-rata portion of time-based awards granted in 2019 based on his period of employment with the company during the vesting period, (4) accelerated vesting, at target, of all performance unit awards granted in 2017 and 2018 and a pro-rata portion of performance unit awards granted in 2019, and (5) subsidised group health plan coverage for up to one year.  Mr. Knowlton agreed to comply with various restrictive covenants and executed a general release of claims as consideration for the Knowlton Severance Agreement.
Mr. Lowe’s Separation and Consulting Agreements
On 2019 December 31, Mr. Lowe entered into a severance agreement (the “Lowe Separation Agreement”) with ENSCO Global Resources Limited and a consulting agreement with ENSCO Incorporated (the “Lowe Consulting Agreement”, together with the Lowe Separation Agreement, collectively the “Lowe Agreements”). Under the Lowe Agreements, Mr. Lowe received: (1) a lump sum cash severance payment of $2,300,000, (2) his earned annual bonus for the 2019 calendar year of $648,954, (3) tax assistance in connection with his period of service in the United Kingdom, (4) subsidised group health plan coverage for up to one year, and (5) a lump sum payment of $56,000. All of Mr. Lowe’s unvested equity-based awards were forfeited effective 31 December 2019. Under the Lowe Agreements, Mr. Lowe has also agreed to provide transitional support and consulting services to the Company through 2020 December 31 and will receive monthly payments of $98,167 in exchange for such services. Mr. Lowe agreed to comply with various restrictive covenants and executed a general release of claims as consideration for the Lowe Separation Agreement.The Company has determined to terminate the Consulting Agreement and pay out the unpaid consulting fee in accordance with the terms thereof in exchange for a further release of claims.
Executive Severance Plan
The Company adopted an Executive Severance Plan (the “Severance Plan”) effective 10 November 2019. The Severance Plan provides eligible individuals, including each of the Company’s Senior Vice Presidents and Executive Vice Presidents, with the following separation payments and benefits in the event of a qualifying termination, subject to the executive executing and not revoking a release of claims and complying with certain restrictive covenants:

•
For qualifying terminations occurring on or prior to 4 April 2020, cash severance in an amount equal to 100% (for Senior Vice Presidents) or 200% (for Executive Vice Presidents) of the sum of the executive’s annual base salary and target annual bonus opportunity;

•
For qualifying terminations occurring after 4 April 2020, cash severance in an amount equal to 100% (for Senior Vice Presidents) or 150% (for Executive Vice Presidents) of the executive’s annual base salary;

•	A pro-rated annual bonus for the year of termination (based on actual performance);

•	Forfeiture of all outstanding restricted share units, restricted shares and cash performance units granted prior to the effective date of the Severance Plan;

•	Accelerated vesting of all outstanding restricted share units and restricted shares granted following the effective date of the Severance Plan;

•	Accelerated vesting of a pro-rata portion of outstanding cash performance units granted following the effective date of the Severance Plan based on actual results realised; and

•	Continued group health plan coverage (or a cash payment equivalent thereto) and eligibility to receive outplacement services for a period of twelve months.
Perquisites and Other Personal Benefits
In conformity with our Compensation Committee's philosophy, and except with regard to the redomestication benefits described herein, our executive officers receive only limited perquisites. Other than in connection with qualifying terminations of employment, our executive officers are eligible to receive company-paid or company-subsidised life insurance, medical and disability coverage on the same basis as our other employees.
Overseas Allowances and Reimbursements
We redomesticated from the U.S. to the U.K. during 2009. As part of the redomestication, the Compensation Committee approved overseas allowances and reimbursements for our executive officers who were given expatriate assignments in London. Since 2009, the Compensation Committee has annually reviewed and approved these allowances and reimbursements.
The table below provides a summary of the 2019 overseas allowances provided to executives appointed to London (Messrs. Burke, Baksht and Lowe).

Primary Components of Our Overseas Allowance	Provided to Executives Appointed to London
Monthly housing allowance	YES
Foreign service premium	NO
Cost of living allowance	YES
Monthly transportation allowance	NO
Annual vacation allowance	YES
Dependent tuition allowance	YES
Tax Equalisation	PARTIAL(1)
___________________

(1)	The London-based executive expatriate package provides tax equalisation on housing allowances and non-cash expatriate benefits, such as dependent tuition allowance.

A non-U.S. expatriate package is provided to our Senior Vice President - COO, Gilles Luca, in connection with his assignment in Houston, Texas. The main components of the 2019 allowances and reimbursements provided to Mr. Luca consist of the following:

•	Monthly housing allowance;

•	Foreign service premium;

•	Utility reimbursement;

•	Company provided vehicle;

•	Tax equalisation such that the expatriate is subject to 22% hypothetical tax withholding; and

•	Annual vacation allowance.
The amounts of the overseas allowances and reimbursements provided to our NEOs during 2019 are included in the "All Other Compensation Table".
The Compensation Committee believes that the overseas allowances and reimbursements are consistent with the philosophy and objectives of our executive compensation programme, for the following reasons:

•
They are primarily "make-whole" payments, not designed to increase the executive's wealth. They keep the executive in the same financial position as if he had not been asked to relocate. After the executive's expatriate assignment ends, the overseas allowances and reimbursements end, except in the case of tax equalisation payments, which continue only to the extent that the executive's tax liabilities continue in the jurisdiction of his or her assignment.

•
They are consistent with expatriate packages paid to other employees - at Valaris and at other companies. We pay similar overseas allowances and reimbursements to our other salaried employees who accept expatriate assignments. Our peer group companies who have redomesticated have paid similar allowances and benefits to executives and salaried employees, as have companies outside our peer group that have redomesticated to the U.K. and similar jurisdictions. Its compensation consultant reports to the Compensation Committee periodically on trends in overseas allowances and reimbursements, allowing us to ensure that our allowances and reimbursements are in line with prevailing competitive practices.

•
They promote stability among our executive management team, some of whom may decide to take positions with companies based in or near their home jurisdiction if relocating would put them at a significant financial disadvantage.

•
They maintain the alignment of the executive officers' interests with those of our shareholders as to the location of our corporate domicile, making the executive indifferent from a compensation perspective to the financial and personal aspects of relocation to our headquarters.

The overseas allowances and reimbursements remain subject to continued periodic review by the Compensation Committee to ensure that they are appropriate on an individual basis and as a whole and that they remain consistent with prevailing competitive practices and the philosophy and objectives of our compensation programme.

EXECUTIVE COMPENSATION
Summary Compensation Table

The table below summarises the total compensation paid or awarded to each of our NEOs for the fiscal years ended 31 December 2019, 2018 and 2017:
Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Share Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and NQDC Earnings(5)	All Other Compensation ($)(6)	Total ($)
Thomas P. Burke President and Chief Executive Officer	2019	676,927	—	—	882,367	167,766	4,228,794	5,955,854
Carl G. Trowell	2019	629,168	—	4,999,996	802,288	—	5,071,499	11,502,951
Executive Chairman	2018	801,600	1,202,400	3,750,000	762,722	—	102,007	6,618,729
	2017	772,800	1,159,200	3,750,025	1,083,002	—	92,236	6,857,263
Jonathan Baksht	2019	533,333	—	1,349,997	1,001,075	—	471,818	3,356,223
Executive Vice President and Chief Financial Officer	2018	510,000	637,500	1,012,502	352,920	—	657,544	3,170,466
	2017	510,000	637,500	1,012,515	519,792	—	412,830	3,092,637
Gilles Luca	2019	456,250	—	1,349,997	913,200	—	622,711	3,342,158
Senior Vice President, Chief Operating Officer	2018	450,000	450,000	1,012,502	311,400	—	676,470	2,900,372
	2017	450,000	450,000	1,012,515	458,640	—	505,375	2,876,530
Alan Quintero Senior Vice President, Business Development	2019	288,750	50,000	866,257	232,493	7,697	12,130	1,457,327
Michael T. McGuinty Senior Vice President, General Counsel and Secretary	2019	501,667	175,000	1,200,000	875,231	—	410,758	3,162,656
P. Carey Lowe	2019	620,000	—	1,999,988	648,954	—	439,961	3,708,903
Former Executive Vice President and Chief Operating Officer	2018	620,000	775,000	1,500,006	482,670	—	732,987	4,110,663
	2017	620,000	775,000	1,500,027	710,892	—	559,812	4,165,731
John S. Knowlton Former Senior Vice President, Technical	2019	171,135	—	2,288,168	430,479	—	810,650	3,700,432
____________________

(1)
The amounts disclosed in this column include amounts voluntarily deferred under the Ensco Savings Plan, the 2005 Ensco Supplemental Executive Retirement Plan (referred to collectively, along with the Ensco Supplemental Retirement Plan, as the "SERP" in the Executive Compensation tables below as disclosed in the Non-qualified Deferred Compensation Table and related footnotes) and the Rowan Companies, Inc. Savings & Investment Plan.

Mr. Trowell's base salary is denominated in pound sterling ("GBP"). However, for disclosure purposes, his annual base salary was converted to U.S. Dollars ("USD") using the exchange rate of 1.277, 1.336 and 1.288 for 2019, 2018 and 2017, respectively, which represents the average exchange rate over such years.

(2)
The amounts disclosed in this column consist of the discretionary bonus adjustments approved for Messrs. Quintero and McGuinty in 2019 and the retention awards that vested on 31 December 2018 and 2017 and were paid in January 2019 and 2018, respectively, for the other executives.  Mr. Trowell's retention awards are denominated in GBP. However, for disclosure purposes, his retention award of £900,000 was converted to USD using the exchange rates of 1.336 and 1.288 for 2018 and 2017, respectively.

(3)
The amounts disclosed in this column represent the aggregate grant date fair value of restricted share awards, restricted share units and TSR performance units granted in 2019, 2018 and 2017 as follows:

	Year	Restricted Share Awards/Units ($)	Performance Unit Awards ($)	Total ($)
Carl G. Trowell(a)	2019	2,499,996	2,500,000	4,999,996
	2018	2,500,000	1,250,000	3,750,000
	2017	2,500,025	1,250,000	3,750,025
Jonathan Baksht	2019	674,997	675,000	1,349,997
	2018	675,002	337,500	1,012,502
	2017	675,015	337,500	1,012,515
Gilles Luca	2019	674,997	675,000	1,349,997
	2018	675,002	337,500	1,012,502
	2017	675,015	337,500	1,012,515
Alan Quintero(b)	2019	866,257	—	866,257
Michael T. McGuinty	2019	600,000	600,000	1,200,000
P. Carey Lowe(c)	2019	999,988	1,000,000	1,999,988
	2018	1,000,006	500,000	1,500,006
	2017	1,000,027	500,000	1,500,027
John S. Knowlton(d)	2019	1,038,168	1,250,000	2,288,168

(a)
Under his 2019 employment agreement, Mr. Trowell agreed to forfeit all outstanding performance unit awards and the 2019 shares awards granted to him in exchange for a payment of $5,000,000 upon the closing of the Rowan Transaction.

(b)	The restricted share units granted to Mr. Quintero are considered a supplemental equity award that was granted in exchange for the termination of his Rowan Change in Control Agreement.

(c)
In accordance with his 2019 separation agreement, Mr. Lowe forfeited all of his outstanding restricted share awards, share units and performance unit awards upon termination of employment with the Company.

(d)
In accordance with his 2019 separation agreement, Mr. Knowlton's 2019 restricted share units accelerated on a pro-rata basis (based on the portion of the vesting period he was employed) and his 2019 performance unit awards accelerated on a pro-rata basis (based on the portion of the performance period he was employed and assuming target achievement of the applicable performance awards). Additionally, his 2017 and 2018 restricted share awards fully vested and his 2017 and 2018 performance unit awards fully vested at the target amount. Payment for the accelerated performance unit awards was made on Mr. Knowlton's separation date. In accordance with applicable SEC reporting requirements, the aggregate incremental fair value of the modified awards as of the modification date, as well as the full grant date fair values of Mr. Knowlton's restricted share awards, share units and performance unit awards granted during 2019, are both included above in the Summary Compensation Table. The total portion of such amounts attributable to the modification of Mr. Knowlton's awards were as follows:

	Restricted Share Awards/Units	Performance Unit Awards	Total
John S. Knowlton	$438,168	$650,000	$1,088,168
Grant date fair value for restricted share units and TSR performance unit awards accounted for as equity awards are measured using the market value of our shares on the date of grant and the estimated probable payout on the date of grant, respectively, as described in Note 10 to our 31 December 2019 audited consolidated financial statements included in our annual report on Form 10-K filed with the SEC on 21 February 2020. If the maximum level of payout is achieved under the 2019 Relative TSR performance unit award grants, the aggregate grant date fair value of such awards would be as follows:

Maximum Payout
Carl G. Trowell	$5,000,000
Jonathan Baksht	$1,350,000
Gilles Luca	$1,350,000
Michael T. McGuinty	$1,200,000
P. Carey Lowe	$2,000,000
John S. Knowlton	$1,200,000
The TSR performance unit awards granted in 2017, 2018 and 2019 will be settled in cash. For information on the payout of the 2017-2019 performance units, see "Payout of 2017-2019 Performance Awards" within Compensation Discussion & Analysis above.

(4)
The amounts disclosed in this column represent bonuses earned for the 2019, 2018 and 2017 plan years pursuant to the ECIP. Bonuses were paid during the following year based upon the achievement of pre-determined financial, safety performance, downtime and strategic team goals during the year.

In 2019, the amounts disclosed in this column also include the payout of the relative ROCE component of the performance awards granted in 2017. The components of the 2019 amounts are as follows:

	2019 ECIP	2017 Relative ROCE Payout	Total Value Earned
Thomas P. Burke	$882,367	$—	$882,367
Carl G. Trowell	$802,288	$—	$802,288
Jonathan Baksht	$515,075	$486,000	$1,001,075
Gilles Luca	$427,200	$486,000	$913,200
Alan Quintero	$232,493	$—	$232,493
Michael T. McGuinty	$443,231	$432,000	$875,231
P. Carey Lowe	$648,954	$—	$648,954
John S. Knowlton	$130,479	$300,000	$430,479

For information on the payout of the 2019 ECIP, see "Actual 2019 Performance" within the "2019 Short-Term Incentive Plan" section disclosed Compensation Discussion & Analysis above.

Mr. Trowell's ECIP bonus award is denominated in GBP. However, for disclosure purposes, his ECIP bonus award was converted to USD, using the exchange rate of 1.277, which was the average rate during 2019.
The Compensation Committee administered the ECIP bonus awards for 2019 by reference to pre-established performance measures and goals. The threshold, target and maximum estimated possible payouts for our NEOs for the 2019 plan year are included in the "Grants of Plan-Based Awards Table."

(5)
The amounts disclosed in this column represent the aggregate increase in the actuarial present value of accumulated retirement plan benefits. See the "Pension Benefits Table" and "Potential Payments Upon Termination" section and related disclosures for further information regarding NEO retirement benefits.

(6)	See the "All Other Compensation Table" below.

All Other Compensation Table

The table below summarises overseas allowances, premiums paid for group term life insurance, contributions to various benefit plans we sponsor and certain other payments described below for the fiscal year ended 31 December 2019:
All Other Compensation Table
For the Year Ended 31 December 2019

Name	Overseas Allowances(1)	Group Term Life Insurance(2)	Defined Contribution Savings Plans(3)	SERP(4)	Dividends on Share Awards(5)	Payment in Lieu of Profit Share/Match(6)	Other(7)(8)(9)(10)	Total
Thomas P. Burke	$449,851	$973	$—	$23,750	$—	$—	$3,754,220	$4,228,794
Carl G. Trowell	$—	$628	$—	$—	$39,413	$31,458	$5,000,000	$5,071,499
Jonathan Baksht	$417,620	$1,128	$13,542	$14,104	$9,695	$—	$15,729	$471,818
Gilles Luca	$565,860	$1,025	$19,000	$25,375	$10,451	$—	$1,000	$622,711
Alan Quintero	$—	$759	$7,190	$—	$—	$—	$4,181	$12,130
Michael T. McGuinty	$349,555	$1,119	$49,000	$—	$9,271	$—	$1,813	$410,758
P. Carey Lowe	$378,403	$1,034	$19,500	$17,000	$15,629	$—	$8,395	$439,961
John S. Knowlton	$20,221	$338	$8,182	$938	$9,271	$—	$771,700	$810,650
 ____________________

(1)
Overseas allowances and reimbursements paid to our NEOs for the year ended 31 December 2019 included the following and are described in further detail under the heading "Overseas Allowances and Reimbursements" in CD&A:

	Cost of Living Allowance	Foreign Service Premium	Housing Allowance	Tax Equalisation	Dependent Tuition Allowance	Other(a)	Total
Thomas P. Burke	$14,583	$—	$93,333	$137,467	$90,000	$114,468	$449,851
Carl G. Trowell	$—	$—	$—	$—	—	$—	$—
Jonathan Baksht	$14,123	$—	$75,106	$160,446	2,500	$165,445	$417,620
Gilles Luca	$—	$68,438	$64,794	$412,558	—	$20,070	$565,860
Alan Quintero	$—	$—	$—	$—	—	$—	$—
Michael T. McGuinty	$24,000	$—	$133,560	$155,009	35,328	$1,658	$349,555
P. Carey Lowe	$24,000	$—	$145,380	$205,618	—	$3,405	$378,403
John S. Knowlton	$—	$—	$—	$20,221	—	$—	$20,221

(a)
The Other column consists of the cost to the Company of relocation expenses for Messrs. Burke and Baksht, travel allowances for Messrs. McGuinty, Lowe and Luca and transportation allowance for Messrs. Luca.

After an executive's expatriate assignment ends, overseas allowances and reimbursements end; however, tax equalisation payments continue, but only to the extent that the executive's U.K. tax liabilities continue during the three-year period following the end of assignment.

(2)	The amounts disclosed in this column represent the group term life insurance premiums paid for each NEO.

(3)	The amounts disclosed in this column represent the maximum allowable portion of our matching contributions paid into each NEO's savings plan account.

(4)	The amounts disclosed in this column represent matching contributions paid into each NEO's SERP account.

(5)	The amounts disclosed in this column represent the dividends or dividend equivalents earned and paid during 2019 on the NEO's restricted share awards and share units.

(6)
Mr. Trowell is eligible to receive cash payments in lieu of participation in the Ensco Savings Plan and the SERP (the "U.S. Retirement Plans") equal to the amounts Valaris would have contributed to those plans (assuming, for purposes of calculating these amounts that Mr. Trowell deferred the maximum amount possible under the U.S. Retirement Plans and the Internal Revenue Code).

(7)
The amounts disclosed represent expenses paid by the Company during 2019 related to tax preparation fees for all NEO's, with the exception of Mr. Quintero, Company purchased two sporting event tickets for personal use for one NEO during 2019, Company paid storage fees for one NEO and long-term disability paid by the Company for two of the NEOs. The personal use of the sporting event tickets resulted in no incremental cost to the Company since the Company holds a season ticket package.

(8)
The amounts disclosed in this column for Mr. Trowell reflects a lump sum cash payment of $5,000,000 made upon closing of the Rowan Transaction in exchange for his forfeiture of 2017, 2018 and 2019 performance unit awards and 2019 restricted share units.

(9)
The amounts disclosed in this column for Mr. Knowlton primarily include payments made in regards to his separation agreement executed with the Company during 2019. In connection with the separation agreement, Mr. Knowlton received a lump sum cash severance payment of $765,000

(10)	The amounts disclosed in this column for Mr. Burke reflects a one time lump sum cash payment of $3,750,000 made upon closing of the Rowan Transaction.

Grants of Plan-Based Awards Table

The table below contains information regarding performance unit award grants, bonuses pursuant to the ECIP and restricted share units for the fiscal year ended 31 December 2019:
Grants of Plan-Based Awards Table
For the Year Ended 31 December 2019

Name	Grant Date	Approval Date	Estimated Future Payouts Under Equity Incentive Plan Awards(1)(3)(4)			Payouts Under Non-Equity Incentive Plan Awards(2)			All Other Restricted Share Awards (#)(5)	Grant Date Fair Value of Restricted Share & Performance Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Thomas P.	3/6/2019	3/6/2019							—	—
Burke	3/6/2019	3/6/2019	—	—	—					—
	2/25/2019	2/25/2019				379,350	758,699	1,517,398		N/A
Carl G.	3/6/2019	3/6/2019							148,104	2,499,996
Trowell	3/6/2019	3/6/2019	1,250,000	2,500,000	5,000,000					2,500,000
	2/25/2019	2/25/2019				344,922	689,843	1,379,686		N/A
Jonathan	3/6/2019	3/6/2019							39,988	674,997
Baksht	3/6/2019	3/6/2019	337,500	675,000	1,350,000					675,000
	2/25/2019	2/25/2019				221,443	442,885	885,770		N/A
Gilles	3/6/2019	3/6/2019							39,988	674,997
Luca	3/6/2019	3/6/2019	337,500	675,000	1,350,000					675,000
	2/25/2019	2/25/2019				183,663	367,326	734,652		N/A
Alan	6/3/2019	5/2/2019							98,775	866,257
Quintero	3/6/2019	3/6/2019							—	—
	3/6/2019	3/6/2019	—	—	—					—
	2/25/2019	2/25/2019				99,954	199,908	399,816		N/A
Michael	6/3/2019	6/3/2019							35,545	600,000
McGuinty	3/6/2019	3/6/2019	300,000	600,000	1,200,000					600,000
	2/25/2019	2/25/2019				190,555	381,110	762,220		N/A
P. Carey	6/3/2019	6/3/2019							59,241	999,988
Lowe	3/6/2019	3/6/2019	500,000	1,000,000	2,000,000					1,000,000
	2/25/2019	2/25/2019				279,000	558,000	1,116,000		N/A
John S.	6/3/2019	6/3/2019							35,545	600,000
Knowlton	3/6/2019	3/6/2019	300,000	600,000	1,200,000					600,000
	2/25/2019	2/25/2019				56,096	112,192	224,384		N/A
____________________

(1)
The amounts disclosed in this column represent the threshold, target and maximum payouts for TSR performance unit awards granted pursuant to the LTIP during 2019. The 2019 awards include a relative payout schedule that may be modified by absolute TSR - including capping awards at 100% of target if absolute TSR is negative. The TSR performance unit awards will be settled in cash based upon Absolute TSR over a three-year performance period. If the threshold for TSR is not met, no amount will be paid for the TSR performance unit awards. The TSR performance awards are reflected at target value within the "Summary Compensation Table."

(2)
The amounts disclosed in this column represent the threshold, target and maximum possible payouts based upon the achievement of performance goals under the 2019 ECIP granted pursuant to the LTIP during 2019. The amounts earned by our NEOs under the 2019 ECIP are reflected in the "Summary Compensation Table." The target bonus opportunities were pro-rated to reflect compensation adjustments, as applicable, as well as the effective date of the Rowan Transaction with respect to Messrs. Burke and Quintero and termination date with respect to Mr. Knowlton.

Mr. Trowell's threshold, target and maximum estimated payouts under the 2019 ECIP bonus award are denominated in GBP. However, for disclosure purposes, these values were converted to USD, using the exchange rate of 1.277, which was the average rate during 2019.

(3)
TSR is defined as dividends paid during the performance period plus the ending share price of the performance period minus the beginning share price of the performance period, divided by the beginning share price of the performance period. Beginning and ending share prices are based on the average closing prices during the quarter preceding the performance period and the final quarter of the performance period, respectively.

(4)
For 2019 performance unit awards, the Company's relative performance is evaluated against a group of eight companies comprising its performance peer group. In addition, the 2019 awards will be subject to a modifier based upon absolute TSR performance over the period. See "Compensation Discuss and Analysis." If the performance peer group decreases in size during the performance period as a result of mergers, acquisitions or economic conditions, the applicable multipliers will be adjusted to pre-determined amounts based on the remaining number of performance peer group companies for the relative performance measures. The performance peer group is reviewed annually by the Compensation Committee.

The threshold, target and maximum payout levels for 2019 Absolute TSR performance unit awards are as follows:

Performance Measure		Threshold	Target	Maximum
Relative TSR	Rank Award Multiplier	7 of 9 0.50	5 of 9 1.00	1 of 9 2.00
In addition, our 2019 awards will be subject to a modifier based upon absolute TSR performance over the period in which payouts will be capped at target if absolute TSR is negative:

Absolute TSR over 3-Year Performance Period	Absolute TSR Collar Payout Terms
Negative	Payout capped at 100% of Target
>= 10% annualised	Payout of no less than threshold

(5)	The amounts disclosed in this column reflect the number of restricted share units granted to each NEO pursuant to the LTIP.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding the number and amount of restricted shares, restricted units and performance unit awards that had not been earned or vested as of 31 December 2019.
Outstanding Equity Awards at Fiscal Year-End Table
For the Year Ended 31 December 2019

	Options/ SAR Awards			Share Awards				Equity Incentive Plan Awards
Name	Securities Underlying Unexercisable Options/ SARs (#)	Option/ SARs Exercise Price ($)	Option/ SARs Expiration Date	Year Granted	Shares That Have Not Vested (#)		Market Value of Shares That Have Not Vested ($)	Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)(3)
Thomas P. Burke	244,025	25.58	2/22/2024	2019	277,217	(4)	1,818,544	N/A	N/A
	18,385	61.40	2/25/2021	2018	79,591	(4)	522,117	—	—
	21,594	51.60	3/07/2022	2017	218,935	(4)	1,436,214	—	—
	32,078	49.97	3/06/2023	—	—		—	—	—
Carl G. Trowell	—	—	—	2019	—	(5)	—	—	—
	—	—	—	2018	89,222	(5)	585,296	—	—
	—	—	—	2017	21,634	(5)	141,919	—	—
Jonathan Baksht	—	—	—	2019	39,988	(6)	262,321	—	675,000
	—	—	—	2018	24,090	(6)	158,030	—	337,500
	—	—	—	2017	5,841	(6)	38,317	—	—
	—	—	—	2015	1,052	(6)	6,901	N/A	N/A
Gilles Luca	—	—	—	2019	39,988	(7)	262,321	—	675,000
	—	—	—	2018	24,090	(7)	158,030	—	337,500
	—	—	—	2017	5,841	(7)	38,317	—	—
Alan Quintero	—	—	—	2019	144,734	(8)	949,455	N/A	N/A
Michael T. McGuinty	—	—	—	2019	35,545	(9)	233,175	—	600,000
	—	—	—	2018	21,413	(9)	140,469	—	300,000
	—	—	—	2017	5,192	(9)	34,060	—	—
P. Carey Lowe	—	—	—	2019	—	(10)	—	—	—
	—	—	—	2018	—	(10)	—	—	—
	—	—	—	2017	—	(10)	—	—	—
John S. Knowlton	—	—	—	2019	—	(11)	—	—	50,000
	—	—	—	2018	—	(11)	—	—	300,000
	—	—	—	2017	—	(11)	—	—	300,000

(1)
Performance unit awards granted in 2017 were settled in cash in March 2020, and performance unit awards granted in 2018 and 2019 will be settled in cash in early 2021 and early 2022, respectively. With respect to the 2017, 2018 and 2019 TSR performance unit awards, no unearned shares are included in this column as the awards are denominated and paid solely in cash.

(2)
The TSR performance unit awards granted in 2017, 2018 and 2019 are disclosed within this column. The market value of the 2017 awards was determined based on achievement of performance metrics as of 31 December 2019, which resulted in no payout for the TSR metric. The 2018 and 2019 TSR performance unit awards are valued at target.

(3)
Messrs. Trowell and Lowe forfeited their 2017, 2018 and 2019 performance awards upon the close of the Rowan Transaction and loss of office as Executive Vice President and Chief Operating Officer, respectively. Upon closing of the Rowan Transaction, Mr. Knowlton's 2017 and 2018 performance awards fully vested at the target and the 2019 awards accelerated on a pro-rata basis (according to the portion of the performance period he was employed). See "Summary Compensation Table" for further details.

(4)
23,457 shares vest on 22 February 2020; 195,478 shares vest on 22 February 2021; 30,522 shares vest annually until 27 February, 2021; 9,274 shares vest annually until 1 March, 2021 and 92,406 shares vest annually until 26 February 2022, in each case except as may be deferred during certain specified regular or special blackout periods.

(5)
In accordance with his 2019 separation agreement, Mr. Trowell forfeited his 2019 restricted share units. His 2018 and 2017 awards vest as follows: 21,634 shares vest on 6 March 2020 and 44,611 shares vest annually until 5 March 2021, in each case except as may be deferred during certain specified regular or special blackout periods.

(6)
1,052 shares vest on 1 June 2020; 5,841 shares vest on 3 June 2020; 12,045 shares vest annually until 5 March 2021; and 13,329 shares vest annually until 6 March 2022, in each case except as may be deferred during certain specified regular or special blackout periods.

(7)
5,841 shares vest on 6 March 2020; 12,045 shares vest annually until 5 March 2021; and 13,329 shares vest annually until 6 March 2022, in each case except as may be deferred during certain specified regular or special blackout periods.

(8)	15,320 shares vest annually until 26 February 2022; and 98,775 shares vest on 3 June 2022, in each case except as may be deferred during certain specified regular or special blackout periods.

(9)
5,192 shares vest on 6 March 2020; 10,707 shares vest annually until 5 March 2021; and 11,848 shares vest annually until 6 March 2022, in each case except as may be deferred during certain specified regular or special blackout periods.

(10)
In accordance with his 2019 separation agreement, Mr. Lowe forfeited all of his 2019, 2018 and 2017 restricted share awards, share units and performance unit awards upon stepping down from his position as Executive Vice President and Chief Operating Officer.

(11)
In accordance with a separation agreement executed in 2019 between the Company and Mr. Knowlton, the 2017 and 2018 restricted shares awards held by Mr. Knowlton were modified to accelerate full vesting and the 2019 restricted share units were modified to accelerate on a pro-rata basis from the grant date through the separation date.

Shares Vested Table

The following table sets forth information regarding aggregate restricted share vestings during the year ended 31 December 2019:
Shares Vested Table
For the Year Ended 31 December 2019

	Share Awards
Name	Shares Acquired on Vesting (#)	Value Realised on Vesting ($)
Carl G. Trowell	85,306	1,461,379
Jonathan Baksht	24,246	398,978
Gilles Luca	23,555	398,948
Michael T. McGuinty	25,189	430,330
P. Carey Lowe	38,546	639,937
John S. Knowlton	50,041	696,970

Pension Benefits Tables

Rowan Pension Plan

We assumed the Rowan Pension Plan in connection with the Rowan Transaction. The Rowan Pension Plan is a qualified defined benefit plan under the U.S. Internal Revenue Code in which Messrs. Burke and Quintero participate. The Rowan Pension Plan was fully frozen effective as of 30 June 2018, both as to the entry of new participants and as to additional pay credits.

Benefits under the Rowan Pension Plan are determined based on a traditional formula and a cash balance formula. Mr. Burke (having been hired after 1 January 2008) is eligible for, and vested in, the cash balance formula. Mr. Burke did not accrue any benefits under the traditional formula.

The cash balance formula applies to eligible employees hired on or after 1 January 2008 and employees whose benefits under the traditional formula were frozen on 30 June 2009. Benefits under the cash balance formula are based on annual pay credits, which ceased effective 30 June 2018, and quarterly interest credits (based on the 10-year Treasury rate) to a cash balance account created on the participant’s hire date. Annual pay credits of 5% of an employee’s W-2 wages, excluding equity compensation, tax equalization payments and foreign or other premium adjustments, were provided to all eligible employees prior to the plan freeze date. Normal retirement occurs upon termination on or after age 60. Benefits are not reduced if an employee terminates employment prior to age 60. The cash balance formula allows the employee to elect the form of benefit payment from a few annuity options or a single sum payment option that are all actuarially equivalent.

Rowan SERP

We also assumed a nonqualified pension plan, the Rowan SERP, in connection with the Rowan Transaction. The Rowan SERP is designed to replace benefits that would otherwise not be received due to limitations contained in the U.S. Internal Revenue Code that apply to qualified plans. The Rowan SERP was frozen to new entrants and additional cash balance pay credits in connection with the freeze of the Rowan Pension Plan.

Messrs. Burke and Quintero have a cash balance formula benefit under the Rowan SERP that is determined by calculating the cash balance formula benefit under the Rowan Pension Plan without regard to the qualified plan limits and then reducing it by the amount of the cash balance formula benefit under the Rowan Pension Plan. In addition, the cash balance benefit under the Rowan SERP includes a 5% pay credit on compensation over the qualified plan limit to make up for limitations under the Rowan 401(k) Savings Plan. Distribution of these benefits commences six months after termination and are paid in a single sum payment.

Pension Benefits Table

The table below shows the present value of accumulated defined benefit pension benefits for Messrs. Burke and Quintero at 31 December 2019. We have provided the present value of accumulated benefits at 31 December 2019 using a discount rate of 3.17% for the Rowan Pension Plan and 3.04% for the Rowan SERP.

	Plan Name	Number of Years of Credited Service(#)	Present Value of Accumulated Benefit($)(a)	Payments During Last Fiscal Year($)
Thomas P. Burke	Rowan Pension Plan	7	113,341	—
	Rowan SERP	9	1,216,993	—
Alan Quintero	Rowan Pension Plan	—	—	—
	Rowan SERP	2	24,191	—
(a) The pension liabilities are based upon actuarial computations that reflect our assumptions about future events, including long-term asset returns, interest rates, annual compensation increases, mortality rates and other factors. A discussion of assumptions is set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and Management Estimates - Pension and Other Postretirement Benefits” in our Form 10-K.

Potential Post-Employment Payment Table

The table below shows the benefits payable in the event of voluntary termination, involuntary termination or a change in control as if the termination date were December 31, 2019 under the Rowan Pension Plan and the Rowan SERP:

	Plan Name	Age at December 31, 2019	Frozen Plan Benefit Monthly annuity - starting at age 60 ($)	Frozen Plan Benefit Monthly Annuity - January 1, 2020 Commencement	Cash Balance Lump Sum - Age 60 Commencement	Cash Balance Lump Sum - January 1, 2020 Commencement
Thomas P. Burke	Rowan Pension Plan	52.27	—	N/A	$144,259	$115,366
	Rowan SERP	52.27	—	N/A	$1,533,945	$1,226,720
Alan Quintero	Rowan Pension Plan	56.84	—	N/A	$—	$—
	Rowan SERP	56.84	—	N/A	$26,594	$24,972

Nonqualified Deferred Compensation Table

The SERP provides a tax-deferred savings plan for certain highly-compensated employees, including the NEOs, who participate in the profit sharing and 401(k) savings plan. The SERP is a nonqualified plan under which eligible employees may voluntarily defer a portion of their compensation for use after separation of employment. The SERP was frozen on 1 January 2020, but previously permitted participants to defer amounts in excess of the limitations imposed by the Internal Revenue Code on deferrals under the profit sharing and 401(k) savings plan. The basis upon which the deferred funds are paid following separation of employment is determined by each NEO upon establishment of an election to defer compensation. Payment elections include a lump sum payment and substantially equal monthly payments upon separation of employment with the option to delay the lump sum payment or the initial monthly payment up to 60 months from separation of employment.
Executive officers who participated in the SERP in 2019 could elect to defer a portion of their base salary and/or annual cash bonus payments up to a percentage specified annually by our Compensation Committee and ratified by our Board. For 2019, the maximum salary deferral was 50%, inclusive of the 5% 401(k) contribution, and 100% of the annual ECIP bonus payments made in 2019, consistent with prior years.

Executive officers were required to make any deferral elections prior to the beginning of each calendar year and may direct the investment of the amount deferred and retained by us. The SERP is administered by a third party, and deferred compensation may be invested in authorised funds that are similar to the investment options available under the profit sharing and 401(k) savings plan, except with respect to the option to self-direct investments in a brokerage account. The following table sets forth information regarding the activity in each participating NEO's SERP account for the year ended 31 December 2019:
Nonqualified Deferred Compensation Table
For the Year Ended 31 December 2019

Name	Executive Contributions ($)(1)	Registrant Contributions ($)(2)	Aggregate Earnings ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE ($)
Thomas P. Burke	23,750	23,750	2,648	—	50,148
Jonathan Baksht	14,104	14,104	19,598	—	116,386
Gilles Luca	13,969	25,375	96,336	—	437,783
P. Carey Lowe	17,000	17,000	420,899	—	2,661,052
John S. Knowlton(4)	938	938	96,379	(482,841)	476,937
 ____________________

(1)	The amounts disclosed in this column also are disclosed in the "Salary" or "Non-Equity Incentive Plan Compensation" column for each NEO in the Summary Compensation Table.

(2)	The amounts disclosed in this column also are disclosed in the "All Other Compensation" column of the Summary Compensation Table and are further described in the All Other Compensation Table.

(3)	The amounts disclosed in this column represent earnings on invested funds in each NEO's individual SERP account.

(4)	Mr. Knowlton made a withdrawal from his SERP account following his departure from the Company.
Potential Payments Upon Termination or Change in Control

The following section describes compensation and benefits that would have become be payable to our NEOs (other than Messrs. Lowe and Knowlton) upon a variety of termination or change in control scenarios had such occurred as of 31 December 2019. Following this date, our Board adopted the Valaris Executive Severance Plan, which currently provides the severance payments and benefits described under “Executive Severance Plan” above in connection with a qualifying NEO termination.
For a description of the actual payments and benefits provided to Messrs. Lowe and Knowlton in connection with their respective departures, see "Mr. Lowe's Separation and Consulting Agreements" and "Mr. Knowlton's Separation Agreement" above.
Potential Payments to CEO
Thomas P. Burke
Effective as of 11 April 2019, Mr. Burke entered into an employment agreement with Rowan Companies, Inc., ENSCO Global Resources Limited and Valaris (the ‘‘Burke Employment Agreement’’). The Burke Employment Agreement has an initial term of two years. The term is automatically extended each year for one additional year unless Mr. Burke is provided written notice of non-renewal at least ninety days prior to the then-applicable term.
Equity Award Acceleration. Mr. Burke’s legacy Rowan change-in-control agreement provides for single-trigger equity award acceleration upon a change in control. The Burke Employment Agreement modifies the treatment of Mr. Burke’s equity awards under this legacy Rowan change-in-control agreement. Time-vesting awards held by Mr. Burke as of 11 April 2019 did not accelerate solely due to the closing. Instead, upon a termination without cause, resignation for good reason or due to Mr. Burke’s death or disability, in each case that occurs during the three-year period after 11 April 2019 (the ‘‘Protection Period’’) (i) equity awards held by Mr. Burke will fully vest and (ii) vested stock options and stock appreciation rights will remain exercisable until the earlier of (A) the second anniversary after the termination or (B) the original maximum term of the stock option or stock appreciation right. In addition, all equity awards held by Mr. Burke will fully accelerate upon the occurrence of a subsequent change in control. However, if a change in control occurs after the Protection Period, then there will be no single-trigger acceleration with regard to equity awards granted after 11 April 2019 if the award agreements for such awards provide for double-trigger vesting.
Severance Payments and Benefits under Burke Employment Agreement. Upon a termination of Mr. Burke’s employment without cause or a resignation for good reason, Mr. Burke would be eligible to receive severance payments and benefits, subject to his execution and non-revocation of a release of claims. He would only be eligible to receive such payments and benefits under the Burke Employment Agreement if he is not eligible to receive benefits under his change-in-control agreement.
Commencing on 11 April 2022, Mr. Burke would be eligible to receive the following payments and benefits:

•	an amount in cash equal to two times his base salary;

•
an amount in cash equal to two times his ‘‘Average Bonus Amount’’ (i.e., the greater of: (A) the average of the combined annual bonus awards received by Mr. Burke pursuant to Valaris’ annual incentive plan in the three calendar years immediately before the date of termination (including the annual bonus awards received from Rowan) and (B) Mr. Burke’s target annual bonus for the year during which the termination of employment occurs);

•
a pro-rated portion of the annual bonus award that Mr. Burke would have earned had he remained employed through the end of the fiscal year in which the date of termination occurs based upon actual performance for such year (and, to the extent there is any discretionary component thereof, with the discretionary aspects being determined at not less than the target level);

•
continued coverage in the employer provided medical, dental and vision plans available to Mr. Burke and his eligible dependents immediately prior to the date of termination, to the extent such coverage is elected by Mr. Burke pursuant to COBRA, for a period of twenty-four months following the date of termination;

•	reimbursement of the reasonable cost of return relocation-related expenses (not including make-whole payments for any loss incurred on the sale of Mr. Burke’s principal residence);

•
any of Mr. Burke’s unvested equity, equity-based or long-term incentive awards granted under any equity or long-term incentive plans of Valaris or Rowan will immediately become 100% vested in all of the rights and interests then held by Mr. Burke, provided, however, that unless a provision more favourable to Mr. Burke is included in an applicable award agreement, all performance-based awards will remain subject to attaining the applicable performance goals and conditions.

Severance Payments and Benefits under Legacy Rowan Change in Control Agreement. Until 11 April 2022, Mr. Burke will be eligible for severance under his change in control agreement. This agreement provides for severance payments and benefits upon a qualifying termination that occurs within six months prior to a change in control or twenty-four months following a change in control (and the Rowan transaction constituted a change in control for these purposes). A qualifying termination includes a termination without cause or a resignation by the executive for good reason. Upon a qualifying termination Mr. Burke would be eligible to receive the following payments and benefits:

•
a lump-sum cash payment equal to (I) 2.99 times the sum of (a) his base salary plus (b) the greater of (1) the average short-term incentive bonuses awarded to him in respect of the three calendar years prior to the year in which the date of termination occurs or (2) his target short-term incentive bonus under the then-current annual incentive plan for the calendar year in which the date of termination occurs, plus (II) an amount equal to the sum of (a) with respect to the non-discretionary portion of any short-term incentive bonus opportunity for the calendar year of his termination, a pro-rated portion of the amount that would be payable assuming the applicable performance period ended as of the month-end immediately preceding the date of termination and based on the attainment of such measures as of such month-end, and (b) with respect to any discretionary portion of his short-term incentive bonus opportunity for the calendar year of termination, a pro-rated portion of the target amount of such bonus, plus (III) any accrued but unused vacation and sick pay as of the date of termination;

•
continued medical coverage substantially similar to that provided prior to Mr. Burke’s termination of employment for a period of either 3 years at no greater cost than that paid by him prior to the termination of employment; and

•
outplacement services for a period of one year from the date of termination or, if earlier, until the first acceptance by Mr. Burke of an offer of employment from a subsequent employer. However, the aggregate amount of the cost for such outplacement services will not exceed $25,000.

Benefits Payable under the legacy Rowan Pension Plan and the legacy Rowan SERP. See "Potential Post-Employment Payment" table within the "Pension Benefits Tables" section above for benefits payable in the event of a voluntary termination, involuntary termination or a change in control under the legacy Rowan Pension Plan and the legacy Rowan SERP.

The tables below, and the explanatory footnotes immediately following such tables, summarise Mr. Burke’s estimated severance entitlement (assuming that a triggering event took place on 31 December 2019, and our share price was the closing market price of $6.56 on that date):
Thomas P. Burke
Estimated Payments and Benefits Upon Termination
Without Cause or Resignation for Good Reason

Lump-sum cash payment			Covered Medical Coverage(2)	Outplacement Services	Full Acceleration of Outstanding Equity Awards(3)	Total
Base Salary as of 31 December 2019	Target ECIP(1)	Pro-rated 2019 ECIP
$950,000	$1,045,000
x 2.99	x 2.99
$2,840,500	$3,124,550	$882,367	$56,402	$25,000	$3,776,875	$10,705,694
____________________

(1)	The amount disclosed in this column represents Mr. Burke's ECIP (110% of base salary).

(2)	The amount disclosed in this column represents 3 years of continued medical coverage for Mr. Burke and his dependents based on current active employee rates.

(3)	The equity award acceleration benefit would also be provided to Mr. Burke upon a change in control (on a single trigger basis) and upon a termination from death or disability.
Potential Payments to Executive Chairman
Carl G. Trowell
Mr. Trowell entered into an amended and restated employment agreement with ENSCO Services Limited effective as of 11 April 2019, which was amended in April 2020 (the "Trowell Employment Agreement").
Severance Payments and Benefits.  Pursuant to the terms of such agreement as in effect on 31 December 2019, following the expiration of the Trowell Employment Agreement, Mr. Trowell would have received a lump sum severance payment equal to the aggregate of (i) £2,000,000 plus (ii) an additional amount to be determined by ENSCO Services Limited up to a maximum of £3,000,000 based on achievement of synergy targets. The April 2020 amendment to the Trowell Employment Agreement provides that Mr. Trowell's term as Executive Chairman will expire on 30 April 2020 and that Mr. Trowell will become entitled to a total payment of  £3,800,000, reflecting the £800,000 severance payment and £3,000,000 based on exceeding pre-defined synergy targets, within 14 days thereafter. Under the amendment, Mr. Trowell also waived his rights to (1) any pro-rated 2020 ECIP award, (2) accelerated vesting of unvested equity awards, and (3) entitlement to up to 24 months of private medical insurance. He further agreed to increase his non-competition covenant to run for an additional 12 months to cover the two-year period post termination and to provide consulting services to the Chairman of the Board through 31 December 2020 for no additional remuneration. If Mr. Trowell's employment had been terminated by ENSCO Services Limited prior to expiration of his term as Executive Chairman for any reason (other than certain limited reasons set forth in the agreement), Mr. Trowell would be eligible to receive the following payments and benefits as of 31 December 2019:

•	payment in respect of salary that would otherwise have been due and payable for the period commencing on the date of termination to the end of the term in October 2020;

•	any unvested restricted share units would have vested in full on the date of termination;

•
payment of awards under the ECIP for the period(s) up to the end of the term based on the achievement of the performance goals established by ENSCO Services Limited under such plan for the year(s) in question and the terms of such plan;

•	to the extent not previously paid, the maximum severance payment of £5,000,000 described above; and

•
Continued receipt of private medical insurance on the terms applicable to him prior to his termination date for a period of twenty-four months following the termination date, or, if earlier, the date on which he commences alternative employment that provides such benefits. Such a benefit will only be provided to the extent that ENSCO Services Limited provides such benefits to its employees during such period.

The restricted share units and the restricted shares awarded to Mr. Trowell were subject to vesting over three years in three equal tranches, with accelerated vesting if a termination or resignation occurred within two years following a change in control, or upon retirement after normal retirement age, death or permanent and total disability, then 100% of the award will fully vest upon termination. However, the April 2020 amendment to the Trowell Employment Agreement provides that Mr. Trowell will forfeit his unvested equity awards as of 30 April 2020.
The tables below, and the explanatory footnotes immediately following such tables, summarise Mr. Trowell's estimated severance entitlement (assuming that a triggering event took place on 31 December 2019, and our share price was the closing market price of $6.56 on that date) in accordance with SEC requirements, however, Mr. Trowell will receive the payments described above in connection with his 30 April 2020 resignation from the Executive Chairman role and termination of employment:
Carl G. Trowell
Estimated Payments for Benefits Upon
Termination Without Cause or Resignation for Good Reason

Cash Severance Payment	2019 ECIP	Base Salary though 18-month Term	Continued Medical Coverage(1)	Full acceleration of outstanding awards(2)	Total
£5,000,000	£628,260	£349,180
X 1.277	X 1.277	X 1.277
$6,385,000	$802,288	$445,903	$2,584	$727,215	$8,362,990
____________________

(1)	The amount disclosed in this column represents 24 months of continued private medical coverage for Mr. Trowell and his dependents based on current premiums.

(2)	The equity award acceleration benefit would also be provided to Mr. Trowell upon a voluntary retirement, death or disability.
Potential Payments to Named Executive Officers Under the LTIP

The LTIP provides certain benefits in the event of a dissolution, liquidation, reorganisation or change in control of the Company. If the Company is dissolved or liquidated, then all outstanding equity awards will immediately vest or become exercisable or payable in full, and all forfeiture restrictions will lapse, at least 30 days in advance of the effective date of the dissolution or liquidation. Any options that are not exercised will terminate on the effective date of the dissolution or liquidation.

Upon the occurrence of a reorganisation, the Company will negotiate with the surviving entity or other purchaser involved to have such entity or purchaser assume all obligations under all outstanding awards or convert all outstanding awards into awards with respect to the capital shares of that surviving entity or purchaser of at least equal value. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse at least 30 days in advance of the effective date of the reorganisation. Any options that are not exercised will terminate on the effective date of the reorganisation.

A reorganisation is deemed to occur if there is:

•	a scheme of arrangement;

•	a statutory merger;

•	a statutory consolidation; or

•
a sale of all of the assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganisation.

If the employment of a LTIP participant is terminated without cause or if a participant resigns from his or her employment for "good reason" (as defined in the LTIP) within the two-year period following a change in control of the Company, all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse.

A "change in control" will be deemed to have occurred under the LTIP if any person acquires beneficial ownership of 50% or more of our voting securities or there is a change in the composition of a majority of the then-incumbent Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.
Upon retirement after normal retirement age, death or permanent and total disability of a participant, 100% of the restricted share and restricted share unit awards will fully vest upon the triggering event. The performance unit awards are subject to pro rata vesting upon retirement after normal retirement age in a performance period based on the actual level of performance upon termination of employment by the Company. Upon death or permanent and total disability, 100% of the performance units will fully vest at target upon termination.
Estimated severance entitlements under the LTIP following (i) a dissolution or liquidation, (ii) an actual or constructive termination upon a change in control or (iii) death or permanent and total disability for Messrs. Baksht, Luca, Quintero and McGuinty are as follows (assuming that a triggering event took place on 31 December 2019 and based on the closing market price of the Company's shares of $6.56 on 31 December 2019):

	Restricted Shares	Performance Unit Awards(1)	Total
Jonathan Baksht	$465,569	$2,025,000	$2,490,569
Gilles Luca(2)	$458,668	$2,025,000	$2,483,668
Alan Quintero	$949,455	$—	$949,455
Michael T. McGuinty	$407,704	$1,800,000	$2,207,704
____________________

(1)
The amount disclosed in this column assumes that each unearned performance unit award grant is paid out at the target level of performance on 31 December 2019 consistent with the terms of the LTIP. Performance unit awards granted in 2019, 2018 and 2017 are denominated and settled in cash.

(2)
In connection with Mr. Luca's non-U.S. expatriate package, his severance entitlements under the LTIP would be subject to tax equalisation at a 22% hypothetical tax withholding rate. Assuming the triggering event took place on 31 December 2019, the estimated tax equalisation benefit associated with Mr. Luca's LTIP severance entitlements amounts to $658,000. Historical data, such as travel patterns and effective tax rate, were utilised in determining the tax equalisation benefit.

All outstanding options for the named executive officers were fully vested as of 31 December 2019.
Potential Payments to Named Executive Officers Under the ECIP

Annual cash bonus opportunities for our named executive officers are provided through the ECIP. The ECIP provides that in the event of death or permanent and total disability the participant is entitled to the ECIP award for the year on a pro rata basis assuming payment at target. Assuming that any such triggering event had taken place on 31 December 2019, each of our NEOs would have been entitled to such a 2019 ECIP payment for the year
The ECIP also provides that in the event of a change in control the participant is entitled to have such ECIP award paid to the participant within 60 days of the triggering event. A "change in control" will be deemed to have occurred under the ECIP if any person acquires beneficial ownership of 50% or more of our voting securities or there is a change in the composition of a majority of the then-incumbent Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. Assuming that a change in control had taken place on 31 December 2019, each of our NEOs would have been entitled to a payment equal to his 2019 ECIP target payout. These target amounts are reported in the "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" column of the Grants of Plan-Based Awards Table for the Year Ended 31 December 2019.
Potential Payments Under Change in Control Severance Agreements
Each of our NEOs are party to a change in control severance agreement with the Company, except for Mr. Trowell and Mr. Burke whose employment agreements (and with respect to Mr. Burke, legacy Rowan change in control agreement) include change in control provisions as described above. Additionally, see the "Potential Post-Employment Payment Table" within the "Pension Benefits Tables" section above for benefits payable to Mr. Quintero in the event of a voluntary termination, involuntary termination or a change in control under the legacy Rowan Pension Plan and the legacy Rowan SERP.
Under the terms of the other named executive’s change in control severance agreements, if a change in control occurs and the Company terminates the applicable executive's employment, other than for cause, or the executive terminates employment for good reason, in either case during the three months preceding or twelve months following the date of the change in control, the executive will be entitled to a lump sum payment equal to the sum of: (a) an amount equal to two times (in the case of Mr. Baksht) or one times (in the case of Messrs. Luca, Quintero and McGuinty) the executive's highest annual base salary in effect at any time within 12 months preceding the change in control and (b) an amount equal to two times (in the case of Mr. Baksht) or one times (in the case of Messrs. Luca, Quintero and McGuinty) the executive's target bonus under the Company's cash incentive plan for the year in which the change in control occurs. The executive will also be entitled to continued group health plan coverage at the same rate that is then being charged to similarly-situated active employees for a period of up to two years ( in the case of Mr. Baksht) or one year (in the case of Messrs. Luca, Quintero and McGuinty) following the termination of employment.
Assuming a triggering event took place on 31 December 2019, Messrs. Baksht, Luca, Quintero and McGuinty would be entitled to the following lump sum payments and benefits:

	Lump Sum Payment
Name	Base Salary	ECIP	Health Benefits	Total
Jonathan Baksht	$1,100,000	$885,770	$29,158	$2,014,928
Gilles Luca(1)	$525,000	$367,326	$14,448	$906,774
Alan Quintero	$415,000	$257,922	$15,484	$688,406
Michael T. McGuinty	$510,000	$381,110	$2,182	$893,292
____________________

(1)
In connection with Mr. Luca's non-U.S. expatriate package, his change in control severance entitlements would be subject to tax equalisation at a 22% hypothetical tax withholding rate. Assuming the triggering event took place on 31 December 2019, the estimated tax equalisation benefit associated with Mr. Luca's change in control severance entitlements amounts to approximately $237,000. Historical data, such as travel patterns and effective tax rate, were utilised in determining the tax equalisation benefit.

Prior to the receipt of benefits under the change in control agreement, an executive must execute a release of claims against the Company. The agreement also includes customary confidentiality and non-disparagement covenants. The change in control agreements do not provide for any excise tax gross-ups.

Pay Ratio Disclosure
We determined that, for the year ended 31 December 2019, (i) the annual total compensation of our "median employee" was $121,935; (ii) the annual total compensation of our CEO was $11,334,608; and (iii) the ratio of these amounts was 1-to-134.
With respect to the annual total compensation of our CEO, we used Mr. Burke's compensation annualised for the full year as he became CEO in April 2019 upon closing of the Rowan Transaction. The annual total compensation of the median employee was calculated on substantially the same basis. To identify the median employee, we used annual base salary for all employees as of 31 December 2019, using the approach described below:

•
We determined that, as of 31 December 2019, our employee population consisted of approximately 5,800 individuals working at Valaris plc and its consolidated subsidiaries. We selected 31 December 2019, which is within the last three months of 2019, as the date upon which we would identify the median employee.

•
Our median employee was identified based on our worldwide employee population, without regard to their location, compensation arrangements, or whether such employees are full-time, part-time, seasonal or temporary workers.

•
Annual base salary is defined as the fixed portion of each employee's compensation arrangements that is paid without regard to our financial or operational performance in a given year. We gathered the requisite information applying this compensation measure with respect to our employees using the 12-month period ending 31 December 2019.

•
We annualised the compensation of all permanent employees who were hired in 2019 but did not work for us or our consolidated subsidiaries for the entire fiscal year, but did not annualise the compensation of any part-time or seasonal employee.

•	We did not make any cost-of-living adjustments in identifying the median employee.

•	Using this methodology, we determined the median employee annual base salary for the 12-month period ending 31 December 2019 was $84,527.
Given the global distribution of our employee population, we use a variety of pay elements to structure the compensation arrangements of our employees. We believe that annual base salary is an appropriate, consistently applied compensation measure that provides a reasonable estimate of our pay ratio calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilise different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Director Compensation

Compensation of Non-Executive Directors
For 2019, the Compensation Committee used a combination of retainer fees and equity compensation to attract and retain qualified candidates to serve on the Board. Our Compensation Committee periodically reviews non-executive director compensation, which includes review of data received from FW Cook and, from time to time, recommends changes to the Board. Following the review of this information in 2019, our Board implemented an annual retainer for the Independent Lead Director and the Finance Committee Chair of $25,000 and $15,000, respectively; changed the vesting period non-executive director equity awards from three years to one year; and allowed the non-executive directors to elect to defer their annual equity awards. Total non-executive director compensation generally is intended to approximate the median of our compensation peer group companies.
Annual Retainer Fees
The compensation of our non-executive directors for the 2019-2020 service year was composed of an annual retainer of $100,000. Additional annual retainers were paid as follows: Independent Lead Director $25,000; Audit Committee Chair $20,000; Compensation Committee Chair $15,000; Finance Committee Chair $15,000 and NGS Committee Chair $10,000. All retainer fees are paid quarterly in advance and are prorated for a partial quarter of service as a director, Independent Lead Director or Committee Chair.
Equity Compensation
Additionally, then serving non-executive directors received an annual grant of equity compensation following the 2019 annual general meeting of shareholders. In accordance with this compensation policy, restricted share units equivalent to an aggregate value of $200,000 were granted to our non-executive directors, effective 3 June 2019. Restricted share units vest at a rate of 100% over a one-year period. Legacy Rowan directors had the option to defer their 2019 annual equity awards and their awards were, at the election of each director, either (i) deferred restricted share units ("Deferred RSUs"), which settle in cash or shares at the discretion of the Compensation Committee upon departure from the Board; or (ii) non-deferred restricted share units ("Non-Deferred RSUs" and, together with Deferred RSUs, "NED RSUs"), which settle in cash or shares at the discretion of the Compensation Committee upon the earlier of the date of the annual general meeting subsequent to the grant date or the first anniversary date of the grant. Legacy Ensco directors only received Non-Deferred RSUs for 2019.
Equity accumulation by our non-executive directors is encouraged, and we have share ownership guidelines, which are included in the Corporate Governance Policy. The guidelines require that each non-executive director, within five years of appointment to the Board, hold a number of vested and unvested shares of the Company having a value of at least five times the annual retainer. Each director was in compliance with these guidelines at the end of 2019.
Non-executive directors also are eligible to participate in our U.S. and U.K. group health and welfare insurance plans on the same basis and cost as our full-time employees. A non-executive director's contribution to group health and welfare insurance premium costs is paid in cash or withheld from the quarterly instalments of the director's annual retainer.
Messrs. Burke and Trowell, our executive directors, did not receive any additional compensation for their services as a director in 2019.
For 2020, our non-executive director compensation will consist entirely of a cash-based retainer paid quarterly. Non-executive directors are not expected to receive any equity compensation in 2020.

The compensation paid to non-executive directors that served on our Board in 2019 is reported in the Director Compensation Table as follows:
Director Compensation Table
For the Year Ended 31 December 2019

Name	Fees Earned or Paid in Cash ($)	Dividends on Share Awards ($)(1)	Share Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
William E. Albrecht	114,583	—	200,009	—	522	315,114
Fredrick Arnold	34,783	—	103,826	—	2,200	140,809
Mary E. Francis CBE	100,000	584	200,009	—	1,255	301,848
Georges J. Lambert	38,587	—	111,477	—	—	150,064
Suzanne P. Nimocks	105,417	—	200,009	—	8,593	314,019
Thierry Pilenko	91,667	—	200,009	—	—	291,676
Keith O. Rattie	120,000	584	200,009	—	9,552	330,145
Paul E. Rowsey, III	112,747	803	200,009	—	10,418	323,977
Charles L. Szews	97,455	—	200,009	—	12,754	310,218
J. Roderick Clark(3)	75,412	584	200,009	—	7,246	283,251
Roxanne J. Decyk(3)	2,747	584	—	—	805	4,136
C. Christopher Gaut(3)	75,000	584	200,009	—	—	275,593
Jack E. Golden(3)	2,747	553	—	—	—	3,300
Gerald W. Haddock(3)	2,747	584	—	—	805	4,136
Francis S. Kalman(3)	2,747	584	—	—	805	4,136
Phil D. Wedemeyer(3)	2,747	463	—	—	—	3,210
____________________

(1)	The amounts disclosed in this column represent the dividends or dividend equivalents earned and paid during 2019 on the director's unvested restricted shares and share units.

(2)
The amounts disclosed in this column represent the aggregate grant date fair value of restricted share units awarded to current directors during 2019. Grant date fair value for restricted share units is measured using the market value of our shares on the date of grant as described in Note 7 to our 31 December 2019 audited consolidated financial statements included in our annual report on Form 10-K filed with the SEC on 21 February 2020.

As of 31 December 2019, the total number of share and unit awards held by each current non-executive director was as follows:

Name	Number of Non-Deferred RSUs Held	Number of Deferred RSUs Held
William E. Albrecht	—	35,492
Fredrick Arnold	23,437	—
Mary E. Francis CBE	30,509	—
Georges J. Lambert	25,164	—
Suzanne P. Nimocks	22,806	30,085
Thierry Pilenko	—	42,186
Keith O. Rattie	30,509	—
Paul E. Rowsey, III	33,398	—
Charles L. Szews	22,806	6,076

(3)	Director retired from our Board prior to 31 December 2019.

(4)	The amounts disclosed primarily represent payments made by the Company on behalf of the directors during 2019 for contributions to group health and welfare insurance.
No stock options were granted to our directors during 2019, and there were no stock options held by any of our non-executive directors as of 31 December 2019.

RESOLUTION 5

5.	AN ORDINARY RESOLUTION TO APPROVE AN AMENDMENT TO THE 2018 LONG-TERM INCENTIVE PLAN.
Background
On 24 April 2020, the Board adopted, subject to shareholder approval, an amendment to the 2018 Long-Term Incentive Plan (the "LTIP") to increase the number of Valaris Class A ordinary shares authorised for issuance under the LTIP, to change the name of the LTIP to reflect the Company's name change to "Valaris" and to make certain adjustments to the LTIP's minimum vesting provisions. Shareholders originally approved the LTIP at our 2018 Annual General Meeting of Shareholders, authorising the issuance of up to 10,685,566 shares (as adjusted to reflect our 1:4 reverse stock split) plus shares subject to certain outstanding awards under our Prior Plans that are forfeited or terminated as awards under the LTIP. Of the shares originally authorised for issuance under the LTIP, 1,739,377 shares remained available for future issuance under the LTIP as of 1 March 2020.
If approved, the proposed amendment would authorise an additional 8,150,000 shares for issuance under the LTIP. Any shares that are subject to awards of share options granted under the LTIP will be counted against the maximum number of shares issuable under the LTIP ("Maximum") as one share for every one share granted. Any shares that are subject to awards other than share options ("full value shares") granted under this LTIP will be counted against this Maximum as two shares for every one share granted. Shares subject to options, restricted share awards, restricted share unit awards or performance unit awards that lapse, are forfeited or are cancelled will not count against this limit and can be regranted under the LTIP.
In addition to increasing the LTIP’s authorised share reserve, the proposed amendment would change the name of the LTIP to the “Valaris plc 2018 Long-Term Incentive Plan” and make certain other conforming changes to reflect the Company’s new name. The proposed amendment also revises the LTIP’s minimum vesting provision to make clear that it does not apply to cash settled awards nor to awards made to non-employee directors that vest at the next annual general meeting of shareholders, provided that the Company’s annual general meetings are at least 50 weeks apart.
Shares Available and Outstanding
The LTIP is the only plan under which the Company makes equity awards. The table below summarises the impact of the amendment on the shares reserved in the LTIP:

Shares authorised*	10,685,566
Fungible Ratio	2.00
Net shares counted against shares available under the LTIP as of 1 March 2020*	8,946,189
Remaining shares available for grant under the LTIP as of 1 March 2020	1,739,377
Additional shares being requested	8,150,000
Total shares available for grant under the LTIP after giving effect to the proposed amendment (excluding forfeitures from Prior Plans)	9,889,377
* As adjusted to reflect the Company's 1:4 reverse stock split.
Note: As of 1 March 2020, Valaris had total outstanding awards under all of its equity compensation plans of 904,124 share options and share appreciation rights with a weighted average exercise price of $51.27 and a weighted average life of 2.32 years, and 6,783,981 outstanding full value awards.

Dilution and Burn Rate
Our equity plan share usage over 2017, 2018, and 2019 represented a three-year average burn rate of 2.23% of our weighted average common shares outstanding for each such year. This rate assumes that our performance-based awards are settled at maximum in Valaris Class A ordinary shares .
Dilution is commonly measured by “overhang,” which generally refers to the amount of potential dilution to current shareholders that could result from the future issuance of the shares reserved under an equity compensation plan. Overhang is typically expressed as a percentage (equal to a fraction where the numerator is the sum of the number of shares reserved but not issued under equity compensation plans plus the number of shares subject to outstanding awards and the denominator is the sum of the numerator plus the total number of shares outstanding). If the amendment to the LTIP is approved, our potential voting power dilution will be approximately 8.5% (based on shares and awards outstanding as of 1 March 2020.

Key Features of the LTIP

•	Repricing of stock options without shareholder approval is prohibited.

•	Stock options must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant.

•	Every stock option award from the LTIP counts as one share against the reserve.

•
Shares that are subject to awards other than stock options granted under the LTIP will be counted as two shares for every one share granted in order to reflect the greater impact of full value share awards on dilution of shareholder value.

•	Liberal share counting or recycling is prohibited, meaning that the following types of share awards may not be added back to the pool of shares available for future grant:

◦	Shares tendered or withheld in payment of an exercise price,

◦	Shares tendered or withheld to satisfy tax withholding obligations, and

◦	Shares that are not issued due to a net settlement of an award.

•	No single-trigger vesting of equity awards upon a change in control is allowed.
There is no "evergreen" provision pursuant to which shares authorised for issuance may be automatically replenished.

•	Share awards require a minimum one-year vesting period, with limited exceptions.
The following is a summary of the principal provisions of the LTIP, but is not intended to be a complete description of all its terms and provisions. This description is qualified in its entirety by reference to the LTIP attached as Annex 2 to this proxy statement and is incorporated herein by reference.
General
The LTIP is designed to promote the interests of the Company and its shareholders by establishing a relationship between the awards under the LTIP and the long-term accomplishments of the participants, including utilising competitive targets based on competitive industry data. The LTIP provides for awards of stock options, stock appreciation rights, restricted shares, restricted share units, performance awards, and other cash or equity based awards to incentivise participants and to help retain them through potential appreciation in the value of their shares and equity accumulation.
The primary purposes of the LTIP are to:

•
offer directors, officers, key employees and consultants an equity ownership interest and opportunity to participate in the Company's growth and financial success and to accumulate capital for retirement on a competitive basis;

•	provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility;

•
create long-term value and encourage equity participation in the Company by participants by making available to them the benefits of a larger equity ownership through stock options, stock appreciation rights, restricted share awards, restricted share unit awards, performance awards, and other cash or equity based awards;

•	provide to participants market-driven and performance-related incentives to achieve long-term performance goals and measures; and

•	promote the growth and success of the Company's business by aligning the financial interests of the participants with those of the shareholders or other holders of equity in the Company.
The LTIP will be administered by the Board with respect to awards to non-employee directors, and will be otherwise administered by the Compensation Committee to the extent permitted by applicable law. Non-employee participants, such as non-employee directors and consultants, are only entitled to participate in the LTIP through awards granted under Annex 1 to the LTIP. The Compensation Committee will at all times consist solely of directors who are independent within the meaning of applicable rules of the SEC and the NYSE. The Compensation Committee currently consists of Chairman Nimocks, Messrs. Albrecht, Pilenko, Rowsey and Weitzman, all of whom meet the independence criteria prescribed by the NYSE for service on a compensation committee. References in this Summary to the Compensation Committee refer to the Board with respect to awards for non-employee directors and the Compensation Committee for all other participants. To the extent permitted by applicable law, the Compensation Committee may delegate its authority under the LTIP to selected officers or employees.
The Compensation Committee is authorised to, among other things:

•	select participants in the LTIP;

•	determine the size, duration and type of awards;

•	determine the terms and conditions of awards and award agreements;

•	determine whether any shares subject to awards will be subject to any transfer restrictions;

•	construe and interpret the LTIP and agreements thereunder;

•	establish, amend or waive rules for the LTIP's administration; and

•	make all other determinations necessary or advisable for the LTIP's administration.
The Compensation Committee may make grants of awards on an individual or group basis. Subject to shareholder approval in certain circumstances, the Compensation Committee generally may accelerate vesting, waive or eliminate restrictions or otherwise amend or modify outstanding awards.
All decisions, determinations and interpretations of the Compensation Committee are final and binding on all participants. To the extent permitted by applicable law, and subject to the provisions of the LTIP, no member of the Compensation Committee shall be liable for any action that is taken or omitted to be taken under the LTIP if such action or omission was done in good faith.
Shares Subject to the LTIP
A maximum of 18,835,566 shares are reserved under the LTIP for issuance of awards to participants, plus any Released Prior Plan Shares (defined below).
Any shares that are subject to awards of stock options granted under the LTIP will be counted against this maximum as one share for every one share granted. Any shares that are subject to awards other than stock options granted under the LTIP will be counted against this maximum as two shares for every one share granted. Shares subject to awards that lapse, or are forfeited or cancelled, will not count against this limit and can be regranted as new awards under the LTIP. This limit is subject to adjustment for certain transactions affecting the Company's capitalisation.
Any shares available under the LTIP may be granted to any employee, non-employee director or consultant during the term of the LTIP. The shares issued under the LTIP may come from existing or newly issued shares (i) held in the treasury of the Company, (ii) authorised but unissued shares, or (iii) shares to be purchased or acquired by the Company or an employee benefit trust.
The term "Prior Plans" means (i) the 2012 LTIP and (ii) the Ensco International Incorporated 2005 Long-Term Incentive Plan, as revised and restated on 22 December 2009 and as assumed by Ensco plc as of 23 December 2009 (the "2005 LTIP"), each as amended. The terms and conditions of the 2012 LTIP and the 2005 LTIP will continue to apply to and govern the determination, exercise and payment of the stock options and other awards granted under either the 2012 LTIP or the 2005 LTIP, as applicable, prior to the effective date of the LTIP.
The term "Released Prior Plan Share" means any share under a Prior Plan that is the subject of an outstanding award granted under the Prior Plan, which award, on or after the effective date of the LTIP, is forfeited or terminated, expires unexercised, or in any other manner causes the share covered by such award to be returned to the reserved share pool under the Prior Plan.
On and after the effective date of the LTIP, any Released Prior Plan Share will be credited to the share reserve under the LTIP when it becomes a Released Prior Plan Share, and will then be available for grants of awards under the LTIP, subject to the terms and conditions of the LTIP and not any Prior Plan.

Participants
The Company's directors, officers, employees and consultants, in addition to those of its subsidiaries, are eligible to be selected to participate in the LTIP. Incentive stock options (options which meet the requirements of Section 422 of the Internal Revenue Code) may be granted only to employees. Non-employee participants are only entitled to participate in the LTIP through awards granted under Annex 1 to the LTIP.
A total of approximately 400 persons are currently eligible to participate in the LTIP; however, the Compensation Committee has the discretion to select participants from among the eligible persons and anticipates that it will designate approximately 400 participants for the LTIP. Actual participation in the LTIP will be determined in the discretion of the Compensation Committee. As a result, the number of participants in the LTIP cannot be precisely determined. Similarly, neither the benefits nor amounts that will be received by or allocated to each of the participants, including executive officers (or that would have been received by or allocated to any participant for the last fiscal year if the LTIP had been in effect), can be determined at this time.
Types of Awards
The LTIP provides for the grant of the following types of incentive awards:

•	nonstatutory stock options (NSOs);

•	incentive stock options (ISOs);

•	restricted share awards;

•	restricted share unit awards;

•	share appreciation rights;

•	other share-based awards;

•	dividend equivalent rights; and

•	cash awards.
Award Terms and Provisions
Any award granted to a participant under the LTIP will be set forth in an award agreement, which may be in the form of an award agreement, as determined by the Compensation Committee. Awards will be effective on the date of grant unless the Compensation Committee specifies otherwise. Subject to shareholder approval in certain circumstances, the Compensation Committee generally may accelerate vesting, waive or eliminate restrictions, or otherwise amend or modify outstanding awards.
Except as set forth below and unless otherwise provided by the Compensation Committee in an award agreement, any unvested portion of an award will expire immediately upon termination, and any vested but unexercised award, including stock options, will expire (i) immediately upon termination for cause; or (ii) on the earlier of (a) the expiration date set forth in the applicable award agreement or (b) (1) one year after termination of employment (or other covered service) due to the participant's death or permanent disability; or (2) 90 days after termination for any other reason.
As used in the LTIP, "cause" is defined as and limited to:

•
the occurrence of any act or omission by the participant that results in the participant's conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude, or, where such participant is a resident outside the U.S., the conviction of the participant by a court of competent jurisdiction as to which no further appeal can be taken of any crime by the participant (other than a road traffic offence for which no custodial sentence is given);

•
the breach by the participant of any policy or written agreement with the Company or any of its subsidiaries, including, without limitation, the Company's Code of Business Conduct Policy and any employment or non-disclosure agreement;

•
the Compensation Committee's determination that the participant failed to substantially perform the participant's material duties (other than a failure resulting from the participant's illness or incapacity);

•
the participant's commission of an act of fraud, embezzlement, misappropriation, intentional misconduct or gross negligence, or breach of fiduciary duty against the Company or any of its subsidiaries; or

•
the Compensation Committee's determination that the participant willfully failed to carry out or comply with any lawful and reasonable material directive of the Board or the participant's immediate supervisor.

Option Grants and Provisions
Stock options granted under the LTIP may be:

•
ISOs which meet the requirements of Section 422 of the Internal Revenue Code pursuant to which the optionee may receive favourable tax treatment upon qualifying exercise of the option and disposition of the shares acquired upon exercise; or

•	NSOs which do not meet the requirements of Section 422 of the Internal Revenue Code and, therefore, do not qualify for the tax treatment available to ISOs.
The Compensation Committee selects the recipients of stock options and sets the terms and conditions of such option grants, including the number of shares for which an option is granted, the term of the option, and the time(s) when the option can be exercised. Stock options will normally terminate ten years from the date of grant if not exercised by then.
The exercise price of all stock options will be at least equal to the fair market value of the shares on the date of grant. The fair market value is determined to be the closing price of a share as quoted on the NYSE on the date of grant, with limited exceptions. The LTIP prohibits the repricing of outstanding stock options without shareholder approval.
The status of each stock option granted to an employee as either an ISO or a NSO will be designated by the Compensation Committee at the time of grant. If the aggregate fair market value (determined as of the date of grant) of shares with respect to which ISOs become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the portion of the options that exceeds such limitation will be deemed NSOs.
If an ISO is granted to an employee who then owns, directly or by attribution under the Internal Revenue Code, securities possessing more than 10% of the total combined voting power of all classes of shares of the Company, then the term of that option may not exceed five years, and the option exercise price must be at least 110% of the fair market value of the shares on the date of grant.
The option exercise price will generally be paid by an optionee upon exercise in cash or check although the Compensation Committee may approve different payment methods under the LTIP.
Restricted Share Grants and Provisions
The Compensation Committee has discretion to make grants of restricted shares. A restricted share grant entitles the recipient to receive shares at no cost or for nominal value, subject to such restrictions and conditions as the Compensation Committee may determine at the time of the grant. The recipient may have all the rights of a holder of shares with respect to the restricted shares, such as voting and dividend rights. These rights are effective as soon as restricted shares are granted and issuance of such shares is recorded by the Company's transfer agent.
A grant of restricted shares to a participant will be subject to non-transferability restrictions, forfeiture provisions and such other conditions (including conditions on voting and dividends) as the Compensation Committee, in its discretion, may impose at the time of grant and as set forth in the award agreement.
Restricted shares will vest after lapse of the applicable restrictions. The Compensation Committee may, in its discretion, waive any condition or restriction related to a grant of restricted shares or accelerate the date on which a restricted share vests.
All restricted shares will be granted by way of an award agreement, as determined by the Compensation Committee. A restricted share award will be effective on the date of grant unless the Compensation Committee otherwise specifies.
Restricted Share Unit Grants and Provisions
The Compensation Committee has discretion to make grants of restricted share units. A restricted share unit grant entitles the recipient to receive, at no cost or for nominal value, one share for each unit upon satisfaction of the applicable vesting requirements. The recipient may have rights to dividend equivalents. Restricted share unit awards may be paid in cash, shares or in a combination of cash and shares.

A grant of restricted share units will be subject to non-transferability restrictions, forfeiture provisions and such other conditions (including conditions on dividend equivalents) as the Compensation Committee, in its discretion, may impose at the time of grant and as set forth in the award agreement.
Any restricted share units will vest after the lapse of the applicable restrictions. The Compensation Committee may, in its discretion, waive any condition or restriction related to outstanding restricted share units or accelerate the dates on which a restricted share unit vests.
All restricted share units will be granted by way of an award agreement, as determined by the Compensation Committee. A restricted share unit award will be effective on the date of grant unless the Compensation Committee otherwise specifies.
Performance-Based Awards and Provisions
The Compensation Committee has discretion to make grants of performance-based awards, which are rights to receive cash or shares upon satisfaction of pre-established performance goals, and such other conditions and restrictions as the Compensation Committee determines at the time of grant as set forth in the award agreement. At the time of the grant, the Compensation Committee will also establish the maximum number of shares subject to the performance-based award and the performance period over which the performance criteria applicable to the award will be measured.
The performance measures may be based upon:

•	earnings (including, without limitation, total shareholder return, earnings per share or earnings before or after taxes);

•	return measures (including, without limitation, return on invested capital, return on assets, capital, equity, investment or sales);

•	cash flow (including, without limitation, operating cash flow, free cash flow or cash flow return on capital or investments);

•	share price (including, without limitation, growth measures and total shareholder return);

•	operating metrics (including, without limitation, operational downtime, rig utilisation, days sales outstanding, project completion time, budget goals and similar matters);

•	safety performance and/or incident rate;

•	technology, efficiency, corporate responsibility or human resources management targets;

•	strategic team goals; and

•	any other performance criteria, objective or goal that has been approved by the Compensation Committee in its discretion.
Performance measures and targets may also relate to and be determined in terms of subsidiary, division or individual performance, and the Company's performance when compared to comparable companies, peer or industry groups, or other indexes. Awards may be subject to adjustment for specified events or circumstances or at the Compensation Committee's discretion.
Provisions Relating to Recapitalisations, Mergers, Consolidations and Other Changes in Our Capital Structure or Change in Control
In the event of specified changes in the Company's capital structure, such as a stock dividend, stock split, combination of shares, recapitalisation or other increase or reduction in the number of shares outstanding where the Company receives no compensation, the Compensation Committee will have the power to adjust the number and kind of shares authorised by the LTIP (including any limitations on individual awards), and the number, option exercise price or kinds of shares covered by outstanding awards. The Compensation Committee will also have the power to make other appropriate equitable adjustments to outstanding awards.
In the event of any corporate transaction, the Compensation Committee may authorise the assumption of awards granted by other entities that are acquired by the Company, or otherwise.
If there is a change in control of the Company, unless provided otherwise in the participant's award agreement, the participant's outstanding awards will become fully vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full at the target level, but only if the participant's employment (or other covered service) is involuntarily terminated without cause, or by the participant for good reason, within the two year period following the change in control.
A "change in control" shall mean the occurrence of any of the following events:

•
a change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of shares that, together with shares held by such person or group, constitutes more than 50% of the total voting power of the shares;

•
a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

•	a sale of all or substantially all of the Company's assets.
However, a change in control of the Company will not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which the beneficial owners of the voting shares immediately before such transaction or series of transactions continue to have a majority of the direct or indirect ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, either (i) own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, or (ii) are the ultimate parent with direct or indirect ownership of all of the voting shares after such transaction or series of transactions.
For the purposes of the LTIP, the following events constitute "good reason" for resignation by an employee, unless a different definition is provided in the participant's applicable award agreement:

•	a material diminution in the participant's authority, duties or responsibilities within the Company and its subsidiaries immediately prior to a change in control;

•	a material (at least ten percent (10%)) reduction in the participant's base salary or bonus compensation formula as in effect immediately prior to a change in control;

•
a material reduction in employee benefits, on an aggregated basis, as compared to the coverage or benefits to which the participant was entitled immediately prior to a change in control under the same or similar plans, programmes or policies after the change in control; or

•	for any shore-based, non-expatriate participant, a geographical relocation of the participant's principal office location by more than 50 miles.
Other Provisions Applicable to Awards
The awards granted under the LTIP are not assignable or transferable by a participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Internal Revenue Code). However, the Compensation Committee may, in its discretion, authorise in the applicable award agreement the transfer, without consideration, of NSOs by a participant to immediate family members and to entities owned by or for the benefit of immediate family members, subject to certain restrictions.
If permitted under the applicable award agreement, a participant may designate a primary and contingent beneficiary who will, in the event of the participant's death, (i) succeed to the participant's right to exercise outstanding vested stock options and (ii) become entitled to any settlement of the participant's other outstanding types of awards.
Clawback or Forfeiture
All awards (including any proceeds, gains or other economic benefit the participant actually or constructively receives upon receipt or exercise of any award or other receipt or resale of any shares underlying the award) will be subject to any Company clawback policy as may be notified to the participant from time to time as set forth in such clawback policy or in the award agreement. Any such clawback policy may subject a participant's awards, and the amounts paid or realised with respect to such awards, under the LTIP to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct should occur.

Term and Amendment of LTIP
No awards may be granted under the LTIP after 20 May 2028. The LTIP terminates after all awards have been satisfied, exercised or expire. The Compensation Committee, in its discretion, may terminate the LTIP at any time with respect to any reserved shares that are not allocated to outstanding awards.
The Compensation Committee may amend the LTIP at any time; however, any change that would negatively impact the rights of a participant with respect to an outstanding award generally must be agreed to by the participant. The Compensation Committee must receive shareholder approval of any change in the class of eligible individuals, increase in the number of shares that may be issued under the LTIP (other than in connection with a recapitalisation or other equity adjustment as described above) or other material revision determined under the rules of the NYSE.
Fair Market Value of Stock
For purposes of determining the fair market value with respect to any award granted under the LTIP, unless otherwise specified in an award agreement, the fair market value on any date and in respect to any share of common stock is the closing price of the share on the NYSE or other principal securities exchange on the date as of which fair market value is to be determined or, if no sales were made on such date, the closing sales price on the immediately preceding business day. As of 20 April 2020, the closing price of a share of our Class A ordinary shares on the NYSE was $0.42.
United States Federal Income Tax Consequences
The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the LTIP as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Internal Revenue Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Internal Revenue Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation. This information is not applicable to participants who are not subject to U.S. federal income taxation.
Nonstatutory Stock Options. A participant receiving a NSO that has been issued with an exercise price not less than the fair market value of the Company's common stock on the grant date will not recognise income and the Company will not be allowed a tax deduction at the time that the NSO is granted. When a participant exercises a NSO, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the NSO, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise date of the option. If the amount received upon subsequent disposition of the shares is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following the exercise date of the option.
Incentive Stock Options. ISOs granted under the LTIP are intended to meet the requirements of Section 422 of the Internal Revenue Code. A participant receiving a grant of an ISO will not recognise income and the Company will not be allowed a deduction at the time the ISO is granted. When a participant exercises an ISO while employed by the Company or its subsidiary, or within the three-month period (one year period following termination due to disability) after termination of employment, no ordinary income will be recognised by the participant at that time (and no tax deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired through such exercise over the option price will be taken into account in determining the participant's alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of before (i) two years after the date of grant and (ii) one year after the date of transfer of the shares to the participant (the statutory holding periods for ISOs), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods for ISOs (referred to as a "Disqualifying Disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognised) will be ordinary income at the time of such Disqualifying Disposition (and the Company will be entitled to a federal income tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one year following the exercise date of the ISO). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which ISOs become exercisable for the first time during any calendar year exceeds $100,000, the portion of the options that exceeds such limitation will be treated as NSOs.
Special rule if option price is paid for in common stock. If a participant pays the exercise price of a NSO or an ISO with previously-owned common stock of the Company and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable income if an ISO is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a NSO is being exercised. The participant does not recognise income and the Company receives no tax deduction in connection with the tax-free portion of the exchange transaction.
If the use of previously acquired ISO shares to pay the exercise price of another ISO constitutes a Disqualifying Disposition, the tax results described in the preceding paragraph will apply. The income tax treatment will apply to the shares disposed of, but will not affect the favourable tax treatment of the shares received.
Stock Appreciation Rights and Restricted Stock. A participant receiving a grant of a stock appreciation right or a restricted stock award will not recognise income, and the Company will not be allowed a deduction at the time such award is granted, unless the participant makes a Section 83(b) election, as described below, with respect to a restricted stock award. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognise compensation income equal to the amount of any dividends received and the Company will be allowed a tax deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a tax deduction for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognised by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, if the participant files a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant of restricted stock, the participant's ordinary income and commencement of holding period and the tax deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognised by such participant and deductible by the Company will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If a Section 83(b) election is made and the participant thereafter forfeits such award, no refund or deduction will be allowed for the amount previously included in the participant's income.
Other Awards. In the case of another stock-based award, a participant will generally recognise ordinary income in an amount equal to any cash received and the fair market value of any common stock received on the date of payment or delivery, provided that the award is either exempt from or complies with applicable requirements under Section 409A of the Internal Revenue Code. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income amount recognised by the participant.
Parachute Payments. Under the "golden parachute" provisions of Section 280G of the Internal Revenue Code, the accelerated vesting of stock options and benefits paid under other incentive awards granted under the LTIP in connection with a change in control of the Company, as described under Section 280G, may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits under Section 280G. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax imposed on the participant and be nondeductible to the Company. If a participant's rights under the LTIP are accelerated as a result of a change in control and the participant is a "disqualified individual" under Section 280G, the then present value of any accelerated rights received by such participant may be included in determining whether the participant received an "excess parachute payment" under Section 280G.
Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code applies to certain plans providing deferred compensation to employees, non-employee directors, consultants and other service providers. Section 409A could potentially apply to different types of incentive awards available under the LTIP. Generally, to the extent that the tax deferral of an award granted under the LTIP fails to meet either an exemption from the application of Section 409A, or the requirements for compliance with Section 409A, such award may be subject to taxation and tax penalties under Section 409A. The Company intends to structure awards granted under the LTIP and administer the LTIP in a manner that either complies with or is exempt from the requirements of Section 409A. If any provision in the LTIP or any award thereunder would result in the imposition of a tax or penalty under Section 409A, the Company may reform that LTIP provision or award (to the extent permitted by Section 409A) to avoid imposition of the tax or penalty, and no such action taken to comply with Section 409A, or an exemption thereunder, will be deemed to adversely affect the participant's rights to the award.
Federal Tax Withholding. Income realised by an employee upon the exercise of a NSO or the receipt of shares under another type of award is generally subject to withholding of federal, state, and local income tax, as well as to withholding of the participant's share of tax under the Federal Insurance Contribution Act. Because the withholding requirement applies only to employees, a non-employee participant who receives an award under the LTIP is not subject to tax withholding by the Company.
To satisfy federal income tax withholding requirements, the Company has the right to require that, as a condition to delivery of any certificate for common stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations. Tax withholding does not represent an increase in the participant's total income tax obligation since it is fully credited toward the participant's tax liability for the year. Additionally, withholding does not affect the participant's basis in shares of common stock received under the LTIP.
ERISA. The LTIP is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). The LTIP is not a qualified plan under Section 401(a) of the Internal Revenue Code.
Plan Benefits
The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the LTIP because the grant of awards and terms of such awards are to be determined in the sole discretion of the Compensation Committee.

The following table sets forth information with respect to the number of shares of Valaris Class A ordinary shares subject to awards granted under the LTIP to the following individuals and groups since its original adoption through 2020 March 1.

Name and Position	Options	Restricted Shares	Restricted Share Units	Performance-Based Awards
Thomas P. Burke President and Chief Executive Officer	—	—	—	—
Carl G. Trowell Executive Chairman	—	—	148,104	—
Jonathan Baksht Executive Vice President and Chief Financial Officer	—	—	231,037	—
Gilles Luca Senior Vice President and Chief Operating Officer	—	—	203,746	—
Alan Quintero Senior Vice President, Business Development	—	—	—	—
Michael T. McGuinty Senior Vice President, General Counsel and Secretary	—	—	182,926	—
P. Carey Lowe Former Executive Vice President and Chief Operating Officer	—	—	—	—
John S. Knowlton Former Senior Vice President - Technical	—	—	—	—
All Executive Officers as a Group (including the above)	—	—	765,813	—
All Non-Executive Directors as a Group	—	—	345,138	—
All Non-Executive Officer Employees as a Group	—	—	4,124,767	—

Equity Compensation Plan Information
The following table summarizes certain information related to our compensation plans under which our shares are authorized for issuance as of December 31, 2019, without regard to this amendments proposed by this Resolution 5:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
	(a)	(b)(1)	(c)
Equity compensation plans approved by security holders	—	$—	2,471,736
Equity compensation plans not approved by security holders(2)	906,624	51.56	2,425,751
Total	906,624	$51.56	4,897,487
(1) Restricted share units and restricted shares do not have an exercise price and, thus, are not reflected in this column.
(2) Under the 2018 LTIP, 2.3 million shares remained available for future issuances of non-vested share awards, share option awards and performance awards as of December 31, 2019. In connection with the Pride acquisition, we assumed Pride's option plan and the outstanding options thereunder. As of December 31, 2019, options to purchase 7,500 shares at a weighted-average exercise price of $165.51 per share were outstanding under this plan. No shares are available for future issuance under this plan, no further options will be granted under this plan and the plan will be terminated upon the earlier of the exercise or expiration date of the last outstanding option. In connection with the Atwood acquisition, we assumed Atwood’s Amended and Restated 2007 Long-Term Incentive Plan (the “Atwood LTIP”) and the options outstanding thereunder.  As of December 31, 2019, options to purchase 124,176 shares at a weighted-average exercise price of $99.39 per share were outstanding under this plan.  There were also 96,626 shares remaining available for future issuance, which we may grant to employees and other service providers who were not employed or engaged with us prior to the Atwood acquisition.

The Atwood LTIP, which we adopted in connection with the Atwood acquisition, provides for discretionary equity compensation awards.  Awards may be granted in the form of share options, restricted share awards, share appreciation rights and performance share or unit awards.  All future awards granted under the Atwood LTIP will be subject to such terms and conditions, including vesting terms, as may be determined by the plan administrator at the time of grant.  Following the Atwood acquisition, the Atwood LTIP is administered by and all award decisions will be made on a discretionary basis by our Compensation Committee or Board of Directors.

In connection with the Rowan Transaction, we assumed the Amended and Restated 2013 Rowan Companies plc Incentive Plan (the “Rowan LTIP”) and the non-vested share awards, options, and share appreciation rights outstanding thereunder.  As of December 31, 2019, options to purchase 244,025 shares at a weighted-average exercise price of $25.58 per share, 530,923 share appreciation rights at a weighted-average exercise price of $50.70 per share and 2,075,426 restricted share units were outstanding under this plan.  There were also 2.3 million shares remaining available for future issuance, which we may grant to employees and other service providers who were not employed or engaged with us prior to the Rowan Transaction.

The Rowan LTIP, which we adopted in connection with the Rowan Transaction, provides for discretionary equity compensation awards.  Awards may be granted in the form of share options, restricted share or unit awards, share appreciation rights and performance share or unit awards.  All future awards granted under the Rowan LTIP will be subject to such terms and conditions, including vesting terms, as may be determined by the plan administrator at the time of grant.  Following the Rowan Transaction, the Rowan LTIP is administered by and all award decisions will be made on a discretionary basis by our Compensation Committee or Board of Directors.

Shareholder approval is required to approve the amendment to the LTIP.
The Board recommends that shareholders vote FOR the ordinary resolution to approve the amendment to the 2018 Long-Term Incentive Plan.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 5.

RESOLUTION 6

6.	AN ORDINARY RESOLUTION TO APPROVE THE DIRECTORS' REMUNERATION POLICY.
The proposed Directors' Remuneration Policy has been prepared in accordance with the provisions of the Companies Act and The Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2008 (the "Regulations") (as currently amended). Shareholders are invited to vote on the Directors' Remuneration Policy (the "Directors' Remuneration Policy"), which may be found in the first section of Annex 1 to this proxy statement and contains details of our policy. It is intended that the Directors' Remuneration Policy, if approved, will, for the purposes of section 226D(6)(b) of the Companies Act, take effect after the Meeting on 15 June 2020.
The Board recommends that shareholders vote FOR the approval of the Directors' Remuneration Policy, as described in the first section of Annex 1 set forth in this proxy statement.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 6.

RESOLUTION 7

7.	A NON-BINDING ADVISORY VOTE TO APPROVE THE DIRECTORS' REMUNERATION REPORT FOR THE YEAR ENDED 31 DECEMBER 2019.
In accordance with Section 439 of the Companies Act and Schedule 8 of the Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2008 (as currently amended), shareholders are invited to vote on the Directors' Remuneration Report for the year ended 31 December 2019 excluding the Directors’ Remuneration Policy (the "Directors' Remuneration Report"), which may be found in Annex 1 to this proxy statement.
Because this vote is advisory, it will not be binding upon our Board. However, we value constructive dialogue with our shareholders on director compensation and other important governance topics and encourage all shareholders to vote their shares on this matter. We will take into account the outcome of this vote when considering future director compensation arrangements.
The Board recommends that shareholders vote FOR the approval of the Directors' Remuneration Report, as described in Annex 1 set forth in this proxy statement (but excluding the Directors' Remuneration Policy).
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 7.

RESOLUTION 8

8.	A NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
In accordance with Section 14A of the Exchange Act, we are providing our shareholders the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, which is described in the CD&A and Executive Compensation sections of this proxy statement.
Our executive compensation programme is designed to provide a competitive level of compensation necessary to attract, employ, retain and reward individuals and to motivate them to lead us to achieve short-term and long-term business objectives that enhance shareholder value.
Overall operational efficiency and safety performance are among our core values and key business objectives. Achievement of these objectives is measured against specific annual goals and published industry safety standards and serves as a means of determining performance-based compensation. Our executive bonus and long-term incentive compensation philosophy includes the concept that such compensation should increase when we have strong financial performance and should decline when we have poor financial performance. Our philosophy is also grounded in the principle that the creation of shareholder value is an important measure of executive officer performance and overall compensation.
Shareholders are urged to read the CD&A section of this proxy statement, which more thoroughly discusses how our compensation policies and procedures support our compensation philosophy. We believe that these policies and procedures are effective in supporting our compensation philosophy and in achieving our goals.
Because this vote is advisory, it will not be binding upon our Board. However, we value constructive dialogue with our shareholders on executive compensation and other important governance topics and encourage all shareholders to vote their shares on this matter. We will take into account the outcome of this vote when considering future executive compensation arrangements.
At the 2017 Annual General Meeting of Shareholders, our shareholders recommended, by advisory vote, a one-year frequency of future advisory votes on executive compensation. In accordance with these results, we intend to hold this vote annually until the next required advisory vote on the frequency of shareholder votes on the compensation of named executive officers, which we expect to hold no later than our 2023 Annual General Meeting of Shareholders.
The Board recommends that shareholders vote FOR the approval of the overall compensation of our named executive officers, as described in the CD&A and Executive Compensation sections set forth in this proxy statement.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 8.

RESOLUTION 9

9.	A NON-BINDING ADVISORY VOTE TO APPROVE THE REPORTS OF THE AUDITORS AND THE DIRECTORS AND THE U.K. STATUTORY ACCOUNTS FOR THE YEAR ENDED 31 DECEMBER 2019.
For each financial year, the directors must present a directors' report, audited accounts and an independent auditor's report on the financial statements to shareholders at an Annual General Meeting of Shareholders. Those to be presented at the Meeting are in respect of the year ended 31 December 2019 and will be delivered to the Registrar of Companies in the United Kingdom following the Meeting. Copies of our U.K. statutory accounts, the U.K. statutory directors' report and the auditors' report for the year ended 31 December 2019 have been included with our annual report to shareholders accompanying this proxy statement. The full accounts and reports of Valaris will be available for inspection prior to and during the Meeting. The vote on this resolution is advisory and will not be binding on the Board.
The Board recommends that shareholders vote FOR the approval of the reports of the auditors and the directors and the accounts for 2019.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 9.

RESOLUTION 10

10.	AN ORDINARY RESOLUTION AUTHORISING THE BOARD TO ALLOT SHARES.
As a U.K. company governed in part by the Companies Act , we cannot issue new shares (other than in certain limited circumstances) without first obtaining approval from our shareholders. The Companies Act provides that this approval grants authority to the Board to allot shares in the Company and to grant rights to subscribe for or convert any security of the Company into shares of the Company. If our shareholders approve this grant of authority, their approval would be effective until the conclusion of the next Annual General Meeting of Shareholders (or, if earlier, at the close of business on 19 August 2021). Without this grant of authority from shareholders, the Board would be unable to issue any of our shares without obtaining specific prior approval from our shareholders. Approval of this Resolution will not, however, implicate any shareholder approval requirements of the NYSE for share issuances, such as for executive compensation purposes, certain financing transactions or in connection with acquisitions, and we would continue to be subject to the requirements to obtain shareholder approval in those instances. Allotments or issuances of ordinary shares for cash are subject to rights of pre-emption of the existing shareholders. If the shareholders approve Resolutions 11 and 12 at the Meeting, those pre-emption rights will be disapplied to a limited extent as set forth in Resolutions 11 and 12 for new issues of shares subject to this Resolution.
If authorised by our shareholders, the first part of this Resolution 10 (paragraph (A) in the full text of the Resolution below) would give the Board the authority to allot shares or grant rights to subscribe for or convert any securities into shares, up to an aggregate nominal amount of $26,431,699. This amount represents approximately 33.3% of the issued share capital (excluding treasury shares) of the Company as of 20 April 2020, the latest practicable date prior to publication of this proxy statement.
The second part of Resolution 10 (paragraph (B) in the full text of the Resolution below) would give the Board authority to allot shares or grant rights to subscribe for or convert any securities into shares in connection with a rights issue or other similar issue in favour of ordinary shareholders, up to an aggregate nominal amount equal to $52,863,399 (as reduced by the nominal amount of any shares issued under paragraph (A) of this Resolution 10). This amount (before any reduction) represents approximately 66.6% of the issued share capital (excluding treasury shares) of the Company as of 20 April 2020, the latest practicable date prior to publication of this proxy statement.
Together, the aggregate nominal amount of any relevant securities issued under the authority conferred by paragraphs (A) and (B) will represent an amount that is equal to approximately 66.6% of the enlarged issued share capital (excluding treasury shares) of the Company as of 20 April 2020.
Our Board may exercise the authority to allot shares representing up to 33.3% (or 66.6% in connection with a rights issue or other similar issue) of the issued share capital of the Company (excluding treasury shares). Such an allotment could be carried out in compliance with applicable U.K. law for various purposes including for example to raise additional capital, to reduce debt or increase liquidity as necessary. Any determination to exercise the authority to allot shares will be dependent upon market conditions and our profitability, liquidity, financial condition, market outlook, capital requirements and other factors the Board deems relevant.
The description of our shares contained in our Current Report on Form 8-K filed 23 December 2009, as amended and superseded by the description set forth in our Current Report on Form 10-K filed 21 February 2020, is incorporated herein by reference.
As of 20 April 2020, a total of 7,505,249 ordinary shares are held by the Company in treasury.
The Board recommends that shareholders vote FOR the ordinary resolution to authorise the Board to allot shares.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 10.
The full text of the Resolution is as follows:
AN ORDINARY RESOLUTION THAT THE BOARD BE GENERALLY AND UNCONDITIONALLY AUTHORISED TO ALLOT SHARES IN THE COMPANY AND TO GRANT RIGHTS TO SUBSCRIBE FOR OR CONVERT ANY SECURITY INTO SHARES IN THE COMPANY:

(A) UP TO A NOMINAL AMOUNT OF $26,431,699 (SUCH AMOUNT TO BE REDUCED BY ANY ALLOTMENTS OR GRANTS MADE UNDER PARAGRAPH (B) BELOW IN EXCESS OF SUCH SUM); AND
(B) COMPRISING EQUITY SECURITIES (AS DEFINED IN THE COMPANIES ACT) UP TO A NOMINAL AMOUNT OF $52,863,399 (SUCH AMOUNT TO BE REDUCED BY ANY ALLOTMENTS OR GRANTS MADE UNDER PARAGRAPH (A) ABOVE) IN CONNECTION WITH AN OFFER BY WAY OF A RIGHTS ISSUE OR OTHER SIMILAR ISSUE:

(i)	TO ORDINARY SHAREHOLDERS IN PROPORTION (AS NEARLY AS MAY BE PRACTICABLE) TO THEIR EXISTING HOLDINGS; AND

(ii)	TO HOLDERS OF OTHER EQUITY SECURITIES AS REQUIRED BY THE RIGHTS OF THOSE SECURITIES OR AS THE BOARD OTHERWISE CONSIDERS NECESSARY,
AND SO THAT THE BOARD MAY IMPOSE ANY LIMITS OR RESTRICTIONS AND MAKE ANY ARRANGEMENTS WHICH IT CONSIDERS NECESSARY OR APPROPRIATE TO DEAL WITH TREASURY SHARES, FRACTIONAL ENTITLEMENTS, RECORD DATES, LEGAL, REGULATORY OR PRACTICAL PROBLEMS IN, OR UNDER THE LAWS OF, ANY TERRITORY OR ANY OTHER MATTER,
SUCH AUTHORITY TO APPLY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR, IF EARLIER, AT THE CLOSE OF BUSINESS ON 19 AUGUST 2021), BUT, IN EACH CASE, DURING THIS PERIOD THE COMPANY MAY MAKE OFFERS AND ENTER INTO AGREEMENTS WHICH WOULD, OR MIGHT, REQUIRE SHARES TO BE ALLOTTED OR RIGHTS TO SUBSCRIBE FOR OR CONVERT SECURITIES INTO SHARES TO BE GRANTED AFTER THE AUTHORITY ENDS AND THE BOARD MAY ALLOT SHARES OR GRANT RIGHTS TO SUBSCRIBE FOR OR CONVERT SECURITIES INTO SHARES UNDER ANY SUCH OFFER OR AGREEMENT AS IF THE AUTHORITY HAD NOT ENDED.

RESOLUTIONS 11 AND 12

11.	A SPECIAL RESOLUTION TO APPROVE THE GENERAL DISAPPLICATION OF PRE-EMPTION RIGHTS.

12.	A SPECIAL RESOLUTION TO APPROVE THE DISAPPLICATION OF PRE-EMPTION RIGHTS IN CONNECTION WITH AN ACQUISITION OR SPECIFIED CAPITAL INVESTMENT.
As a U.K. company governed in part by the Companies Act, before we can raise additional capital through the issuance of ordinary shares of the Company for cash, we are required first to offer those shares to current shareholders in proportion to their shareholdings. The Companies Act permits shareholders to waive, or disapply, those pre-emption rights. In addition, under U.K. law such pre-emption rights do not apply to any issuance of shares for non-cash consideration (including where shares are issued in exchange for other securities). If our shareholders approve the disapplication of pre-emption rights, and provided they approve the allotment of shares in Resolution 10, their approval for this Resolution 11 and this Resolution 12 would each be effective until the conclusion of the next Annual General Meeting of Shareholders (or, if earlier, at the close of business on 19 August 2021).
Resolutions 11 and 12 would give the Board the ability to raise additional capital by issuing ordinary shares and shares held in the Company's treasury for cash free of the restriction in Section 561 of the Companies Act.
The power set out in Resolution 11 would be limited to (a) allotments or sales in connection with pre-emptive offers and offers to holders of other equity securities if required by the rights of those securities or as the Board otherwise considers necessary, or (b) otherwise up to an aggregate nominal amount of $3,968,724 (which represents approximately 5% of the issued share capital (excluding treasury shares) of the Company as of 20 April 2020, the latest practicable date prior to publication of this proxy statement).
In respect of the power referred to in (b), the Board confirms that it does not intend to issue shares in reliance on such authority if the cumulative usage of such authority within a rolling three-year period would be in excess of 7.5% of the issued share capital of the Company (excluding treasury shares) without prior consultation with shareholders, except in connection with an acquisition or specified capital investment as described below in Resolution 12.
Resolution 12 is intended to give the Company additional flexibility to make non pre-emptive issues of shares in connection with an acquisition or specified capital investment which is announced contemporaneously with the corresponding allotment, or which has taken place in the preceding six month period and is disclosed in the announcement of the corresponding allotment. A specified capital investment means one or more specific capital investment related uses for the proceeds of an issuance of equity securities, in respect of which sufficient information regarding the effect of the transaction on the Company, the assets which are the subject of the transaction and (where appropriate) the profits attributable to them is made available to shareholders to enable them to reach an assessment of the potential return.
The power under Resolution 12 is in addition to that proposed by Resolution 11 and would be limited to an aggregate nominal amount of $3,968,724 (which represents approximately 5% of the issued share capital (excluding treasury shares) of the Company as of 20 April 2020).
The powers under Resolutions 11 and 12 would provide the Board with additional flexibility to pursue strategic transactions, raise capital and finance growth with equity.
If Resolution 11 is passed, the authority conferred by Resolution 11 will replace the authority conferred by Resolution 11 (General Disapplication of Pre-Emptive Rights Proposal) approved by shareholders at the general meeting of the Company held on 20 May 2019.
If Resolution 12 is passed, the authority conferred by Resolution 12 will replace the authority conferred by Resolution 12 (Specified Disapplication of Pre-Emptive Rights Proposal) approved by shareholders at the general meeting of the Company held on 20 May 2019.

The Board recommends that shareholders vote FOR the approval of general disapplication of pre-emption rights and FOR the approval of disapplication of pre-emption rights in connection with an acquisition or specified capital investment.

If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolutions 11 and 12.
The full text of Resolution 11 is as follows:
IF RESOLUTION 10 IS PASSED, THE BOARD SHALL BE GIVEN POWER TO ALLOT EQUITY SECURITIES (AS DEFINED IN THE COMPANIES ACT) FOR CASH UNDER THE AUTHORITY GIVEN BY THAT RESOLUTION AND/OR TO SELL ORDINARY SHARES HELD BY THE COMPANY AS TREASURY SHARES FOR CASH AS IF SECTION 561 OF THE COMPANIES ACT DID NOT APPLY TO ANY SUCH ALLOTMENT OR SALE, SUCH POWER TO BE LIMITED:
(A) TO THE ALLOTMENT OF EQUITY SECURITIES AND SALE OF TREASURY SHARES IN CONNECTION WITH AN OFFER OF, OR INVITATION TO APPLY FOR, EQUITY SECURITIES (BUT IN THE CASE OF THE AUTHORITY GRANTED UNDER PARAGRAPH (B) OF RESOLUTION 10, BY WAY OF A RIGHTS ISSUE OR OTHER SIMILAR ISSUE ONLY):
(I) TO ORDINARY SHAREHOLDERS IN PROPORTION (AS NEARLY AS MAY BE PRACTICABLE) TO THEIR EXISTING HOLDINGS; AND
(ll) TO HOLDERS OF OTHER EQUITY SECURITIES, AS REQUIRED BY THE RIGHTS OF THOSE SECURITIES, OR AS THE BOARD OTHERWISE CONSIDERS NECESSARY,
AND SO THAT THE BOARD MAY IMPOSE ANY LIMITS OR RESTRICTIONS AND MAKE ANY ARRANGEMENTS WHICH IT CONSIDERS NECESSARY OR APPROPRIATE TO DEAL WITH TREASURY SHARES, FRACTIONAL ENTITLEMENTS, RECORD DATES, LEGAL, REGULATORY OR PRACTICAL PROBLEMS IN, OR UNDER THE LAWS OF, ANY TERRITORY OR ANY OTHER MATTER; AND
(B) IN THE CASE OF THE AUTHORITY GRANTED UNDER PARAGRAPH (A) OF RESOLUTION 10 AND/OR IN THE CASE OF ANY SALE OF TREASURY SHARES, TO THE ALLOTMENT OF EQUITY SECURITIES OR SALE OF TREASURY SHARES (OTHERWISE THAN UNDER PARAGRAPH (A) ABOVE) UP TO A NOMINAL AMOUNT OF $3,968,724,
SUCH POWER TO APPLY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR, IF EARLIER, AT THE CLOSE OF BUSINESS ON 19 AUGUST 2021); HOWEVER, IN EACH CASE, DURING THIS PERIOD THE COMPANY MAY MAKE OFFERS, AND ENTER INTO AGREEMENTS, WHICH WOULD, OR MIGHT, REQUIRE EQUITY SECURITIES TO BE ALLOTTED (AND TREASURY SHARES TO BE SOLD) AFTER THE POWER ENDS AND THE BOARD MAY ALLOT EQUITY SECURITIES (AND SELL TREASURY SHARES) UNDER ANY SUCH OFFER OR AGREEMENT AS IF THE POWER HAD NOT ENDED.
The full text of Resolution 12 is as follows:
IF RESOLUTION 10 IS PASSED, THE BOARD SHALL BE GIVEN POWER IN ADDITION TO ANY POWER GRANTED UNDER RESOLUTION 11 TO ALLOT EQUITY SECURITIES (AS DEFINED IN THE COMPANIES ACT) FOR CASH UNDER THE AUTHORITY GIVEN PURSUANT TO PARAGRAPH (A) OF RESOLUTION 10 AND/OR TO SELL ORDINARY SHARES HELD BY THE COMPANY AS TREASURY SHARES FOR CASH AS IF SECTION 561 OF THE COMPANIES ACT DID NOT APPLY TO ANY SUCH ALLOTMENT OR SALE, SUCH POWER TO BE:
(A) LIMITED TO THE ALLOTMENT OF EQUITY SECURITIES AND/OR SALE OF TREASURY SHARES UP TO A NOMINAL AMOUNT OF $3,968,724; AND
(B) USED ONLY FOR THE PURPOSES OF FINANCING (OR REFINANCING, IF THE POWER IS TO BE USED WITHIN SIX MONTHS AFTER THE ORIGINAL TRANSACTION) A TRANSACTION WHICH THE BOARD DETERMINES TO BE AN ACQUISITION OR OTHER CAPITAL INVESTMENT,
SUCH POWER TO APPLY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR, IF EARLIER, AT THE CLOSE OF BUSINESS ON 19 AUGUST 2021); HOWEVER, IN EACH CASE, DURING THIS PERIOD THE COMPANY MAY MAKE OFFERS, AND ENTER INTO AGREEMENTS, WHICH WOULD, OR MIGHT, REQUIRE EQUITY SECURITIES TO BE ALLOTTED (AND TREASURY SHARES TO BE SOLD) AFTER THE POWER ENDS AND THE BOARD MAY ALLOT EQUITY SECURITIES (AND SELL TREASURY SHARES) UNDER ANY SUCH OFFER OR AGREEMENT AS IF THE POWER HAD NOT ENDED.

GENERAL AND OTHER MATTERS
Resolutions 1 through 12 are the only matters that will be brought before the Meeting. Article 45.2 of our Articles of Association, effective 20 May 2013 ("Articles of Association") limits the business transacted at the Meeting to the purposes stated in the Notice.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Class A ordinary shares ("Section 16 reports"). Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us copies of all Section 16(a) forms they file.
To our knowledge, based solely upon review of the copies of such Section 16 reports furnished to us during the year ended 31 December 2019 and on written representations from our directors and executive officers, all Section 16 reports applicable to our directors, executive officers and holders known to us to beneficially own more than 10% of any class of our equity securities were filed on a timely basis, except one Form 4 for Mr. Quintero that did not report a grant of restricted share units made on 3 June 2019 in a timely manner.

HOUSEHOLDING OF SHAREHOLDER MATERIALS
We participate, and some brokers, banks and other nominee record holders may be participating, in the practice of householding proxy materials, which means that we and any participating brokers, banks and other nominee record holders will deliver only one Notice of Internet Availability of Proxy Materials and proxy materials to multiple shareholders sharing an address unless we have, or such broker, bank, trust or other nominee record holder has, received contrary instructions from one or more shareholders at such address. This procedure allows multiple shareholders residing at the same address the convenience of receiving a single Notice of Internet Availability of Proxy Materials or set of proxy materials. Upon request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials or proxy materials to any shareholder at a shared address to which a single copy of such documents was delivered. You may request a separate copy of the Notice of Internet Availability of Proxy Materials or proxy materials and request that you receive a single copy or multiple copies in the future by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. You also may request paper copies when prompted after you vote at www.proxyvote.com.
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON
15 June 2020
We provide shareholders access to the proxy materials for the Meeting over the Internet as permitted under applicable SEC rules. We believe the rules enable us to provide shareholders the information they need in a more timely manner, while lowering the costs of printing and delivering the proxy materials.
To access and review the proxy materials for the Meeting, go to www.proxyvote.com and follow the instructions on the website.
We encourage you to access and review all information contained in the proxy materials before voting. Please note that in light of UK Government measures relating to the ongoing outbreak of COVID-19, subject to any further announcement by - or shareholder communication from - the Company, this year’s Meeting will be run as a closed meeting and shareholders will not be able to attend in person.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS FOR THE
2021 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Any of our shareholders intending to present a proposal at the 2021 Annual General Meeting of Shareholders must deliver such proposal to our principal executive office, in writing and in accordance with SEC Rule 14a-8, no later than 6 January 2021 for inclusion in the proxy statement related to that meeting. The proposal should be delivered to our secretary by certified mail, return receipt requested.
In addition, apart from the SEC Rule 14a-8 process described above, a shareholder whose nomination of a person for appointment to the Board or proposal of business is not included in the proxy statement related to the 2021 Annual General Meeting of Shareholders, but who still intends to submit a nomination or proposal at that meeting, is required by our Articles of Association, and subject to any other requirements of law, to deliver a timely notice for such nomination or proposal, in proper form, in writing. To be timely, such notice must be delivered to or mailed and received by our secretary at our principal executive offices, not earlier than the close of business on the 75th day and not later than the close of business on the 50th day prior to the first anniversary of the preceding year's Annual General Meeting of Shareholders, subject to any other requirements of law; provided, however, that in the event that the date of the Annual General Meeting of Shareholders is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 75th day prior to the date of such Annual General Meeting of Shareholders and not later than the close of business on the later of the 50th day prior to the date of such Annual General Meeting of Shareholders or, if the first public announcement of the date of such Annual General Meeting of Shareholders is less than 65 days prior to the date of such Annual General Meeting of Shareholders, the 15th day following the day on which public announcement of the date of such meeting is first made. In the case of the 2021 Annual General Meeting of Shareholders, references to the anniversary date of the preceding year's Annual General Meeting of Shareholders shall mean the first anniversary of 15 June 2020.
Any such proposal must also comply with the other provisions contained in our Articles of Association relating to shareholder proposals, including provision of certain information specified in our Articles of Association, such as information concerning the nominee of the proposal, if any, and the shareholder and the beneficial owner, as the case may be. Any proposed nomination or business that does not meet the requirements set forth in our Articles of Association, other than proposals submitted in compliance with SEC Rule 14a-8 under the Exchange Act, may be declared out of order and may not be considered at the 2021 Annual General Meeting of Shareholders.
In addition to the SEC and Articles of Association processes described above, under the Companies Act,(i) shareholders representing at least 5% of the total voting rights of all shareholders who have a right to vote at the Meeting or (ii) at least 100 shareholders who have a right to vote at the Annual General Meeting of Shareholders and who hold shares in the Company on which there has been paid up an average sum, per shareholder, of at least £100 can require the Company to give shareholders notice of a resolution which may be and is intended to be moved at the Annual General Meeting of Shareholders unless (a) the resolution would, if passed, be ineffective (whether by reason of inconsistency with any enactment or the company's constitution or otherwise); (b) it is defamatory of any person; or (c) it is frivolous or vexatious. Such a request, made by the requisite number of shareholders, must be received by the Company not later than six weeks before the Annual General Meeting of Shareholders.

OTHER MATTERS
The Company has not been notified of, and our Board is not aware of, any other matters to be presented for action at the Meeting.
The following materials are being distributed to shareholders with this proxy statement: the letter to shareholders from our President and Chief Executive Officer and our 2019 annual report to shareholders, which includes our consolidated financial statements for the year ended 31 December 2019 filed in our annual report on Form 10-K with the SEC and also includes our U.K. statutory accounts and reports of the directors and auditors of Valaris.
Upon request in writing, we will provide each person solicited by this proxy statement, without charge except for exhibits, a copy of our annual report on Form 10-K for the year ended 31 December 2019 as filed with the SEC, including the financial statements and financial statement schedules. Please direct your request to our Investor Relations Department, 5847 San Felipe, Suite 3300, Houston, Texas 77057.
In light of current UK government restrictions on public gatherings, we urge you to vote your shares by proxy.

Annex 1
DIRECTORS' REPORTS

Introduction
Valaris plc ("Valaris," "we," "our" or the "Company") is subject to disclosure regimes in the United States and United Kingdom. While some of the disclosure requirements in these jurisdictions overlap or are otherwise similar, some differ and require distinct disclosures. As a result, you will find our United Kingdom Statutory Directors' Remuneration Policy (the "Remuneration Policy") and Directors' Remuneration Report (the "Remuneration Report") within this Annex 1.
Annex 1 should be read in conjunction with the CD&A. Pursuant to English law, the Remuneration Report forms part of the statutory annual report of Valaris for the year ended 31 December 2019 and has been prepared in accordance with Schedule 8 of The Large and Medium-sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended (the "Regulations"). The Remuneration Policy will be subject to a binding vote by shareholders during the Annual General Meeting of Shareholders to be held on 15 June 2020 (the "Meeting"). If approved, this Remuneration Policy will become effective immediately upon approval, superseding the remuneration policy approved by shareholders on 22 May 2017.
The Remuneration Report provides details on remuneration, and other information, required by the Regulations and will be subject to an advisory shareholder vote at the Meeting on 15 June 2020. The Companies Act requires the auditors to report to the shareholders on certain parts of the Remuneration Report and to state whether, in their opinion, those parts of the Remuneration Report have been properly prepared in accordance with the Regulations. There is no English law requirement to audit the Remuneration Policy.
DIRECTORS' REMUNERATION POLICY

The Chief Executive Officer and Executive Chairman currently serve as executive directors on the Valaris Board of Directors (the "Board"), and all other current directors are non-executive directors. The Executive Chairman will step down from his position on 1 May 2020 and will continue his service as a non-executive director until the Meeting. The Board has appointed Paul E. Rowsey, III, as the non-executive chairman of the Board effective upon the Executive Chairman's stepping down. This Remuneration Policy will first address our remuneration philosophy for executive directors, followed by our remuneration philosophy for non-executive directors.
Our executive director remuneration philosophy is based on the promotion of the following principles:

•	strong financial performance;

•	creation of and preservation of a strong balance sheet;

•	industry leading safety performance;

•	operational efficiency (downtime reduction and safety);

•	customer satisfaction;

•	positioning assets in markets that offer prospects for long-term growth in profitability;

•	creation of long-term value; and

•	strategic and opportunistic enhancement of our rig fleet.
We stress the importance of these objectives through the structure of our remuneration programme by placing a significant amount of executive director pay at risk and subjecting a significant portion of their potential remuneration to specific performance requirements.
The Remuneration Policy for executive directors is set by the Compensation Committee of the Company, which is made up entirely of independent non-executive directors. The Chief Executive Officer and the Executive Chairman

Annex 1 - 1

do not attend meetings of the Compensation Committee unless expressly invited to do so by the Chairman of the Compensation Committee. The Compensation Committee takes independent advice from its compensation consultant, which also provides the Compensation Committee with independently sourced data to assist the Compensation Committee in setting the Remuneration Policy. For further information on our decision-making process by which we have determined, reviewed and implemented our remuneration policies, see "Compensation Discussion and Analysis - How We Make Compensation Decisions" in our Proxy Statement for the year ended 31 December 2019.
In setting the Remuneration Policy for our executive directors, the Board and the relevant committees thereof take into account certain characteristics that align the executive directors with shareholders, including:

•	Placing a significant portion of officer pay at-risk, based on achievement of performance objectives and/or growth in long-term shareholder value;

•	Maintaining executive and director share ownership guidelines;

•	Imposing minimum holding periods after vesting for stock and options until share ownership guidelines are met;

•	Subjecting equity and other incentive awards to a compensation clawback provision;

•	Prohibiting the pledging or hedging of company stock;

•	Prohibiting buyouts of underwater stock option awards without prior shareholder approval;

•	Prohibiting repricing of stock option awards without prior shareholder approval;

•	Prohibiting share/option recycling;

•	Prohibiting payment of excise tax gross-ups;

•	Providing no single-trigger change-in-control severance benefits except under limited legacy Rowan arrangements, including an agreement with our Chief Executive Officer;

•	Providing no single-trigger vesting of time-based equity awards upon a change in control, except under limited legacy Rowan arrangements, including an agreement with our Chief Executive Officer; and

•	Providing no guarantees for salary increases.
In support of our compensation philosophy and our business objectives, we designed our executive director remuneration programme to accomplish the following primary goals:

•	Attract, retain and motivate highly qualified individuals capable of leading us to achieve our business objectives;

•
Pay for performance by providing competitive pay opportunities that result in realised pay which increases when we have strong financial performance and declines when we have poor financial performance; and

•	Ensure alignment with shareholders through the provision of long-term equity-based remuneration and enforcement of robust share ownership guidelines.
The following key changes are proposed to the Remuneration Policy (when compared to the policy approved by shareholders in 2017):

•
To align with corporate best practice, extending the scenarios in which the malus / clawback provisions in respect of both short and long-term incentive arrangements may be invoked by the Compensation Committee or the Board and including the ability to defer part of the annual bonus into Company shares or other instruments;

•
In line with institutional investors’ expectations, incorporating the discretion commonly being adopted by UK-incorporated listed companies to adjust the formulaic outcome of variable pay metrics to reflect underlying company performance;

Annex 1 - 2

•
Adding in flexibility to the policy for the Compensation Committee to determine appropriate performance and vesting periods for cash and equity-based incentive awards, to allow awards to be granted over the life of the policy on terms which align with the company’s objectives at that time;

•
In recognition of the recent precipitous decline in oil prices, the dramatic decline in global demand for oil and the economic uncertainties created by world efforts to control the spread of the COVID-19 pandemic, adding in flexibility to the policy for the Compensation Committee to determine, in its discretion, an appropriate mix of cash- and share-based compensation (including through the use of retention payments), subject to the below-described overall annual limit on each executive director’s total cash bonuses, retention payments, and LTIP awards; and

•
The Compensation Committee has introduced a new overall cap on an executive director’s variable compensation so that the executive director’s total cash bonuses, retention payments, and LTIP awards (valued at grant) may not exceed an aggregate limit of $8 million per year.

Minor drafting changes have also been made to clarify the policy’s scope. The particular terms of Mr. Trowell and Mr. Burke’s service contracts which were agreed at the time of and in connection with the Rowan Transaction have also been summarised in the policy at Annex 1-12 to 1-13.
The Board reserves the discretion to increase or decrease total remuneration in appropriate circumstances such as where: the nature or scope of a director's role or responsibilities changes or in order to be competitive at the median level of peer companies; the remuneration is not deemed to reflect appropriately the individual's contribution or the overall business performance; or the remuneration does not appropriately take into account the scope of responsibilities attendant with service on the board of a public limited company that is incorporated under the laws of England and Wales and listed on the New York Stock Exchange and subject to U.S. Securities and Exchange Commission reporting requirements. Any discretionary adjustments will be detailed in the following year's annual report on remuneration.
The Board believes that the design of our current programme is competitive and appropriate within the market where we primarily compete for executive talent and that the characteristics of our programmes listed above are consistent with "best practices" in compensation governance for other companies listed on the New York Stock Exchange (the "NYSE").
References in this Remuneration Policy to the Board include the Board as well as any other relevant committees of the Board.
Legacy arrangements

The Board reserves the right to make any remuneration payments and payments for loss of office (including exercising any discretion available to it in connection with such payments) to current and former directors notwithstanding that such payments may not be in line with the policy set out below where the terms of the payment were agreed: (a) before the policy came into effect (so long as consistent with any remuneration policy in force at the relevant time); (b) before 1 October 2013; or (c) at a time when the relevant individual was not a director of the Company and, in the opinion of the Board, the payment was not in consideration for the individual becoming a director of the Company. Details of any payments to current or former directors will be set out in the annual Directors' Remuneration Report in the following year’s annual report on remuneration. The Board may also make minor amendments to the policy set out in this report (for regulatory, exchange control, tax or administrative purposes or to take account of a change in legislation) without obtaining shareholder approval for such amendments.
Remuneration Policy for Executive Directors

The Remuneration Policy, if approved at the Meeting, will apply in accordance with applicable UK legal requirements from that date until the Annual General Meeting of Shareholders in 2023, unless revised and approved by a vote of shareholders ahead of that time. The Remuneration Policy as it applies to executive directors is set out in the table below.

Annex 1 - 3

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity(1)	Performance Measures	Clawback/Award Disqualification
Salary and Fees	Attract and retain high performing individuals reflecting market value of role and the executive director's skills, experience and performance.
Salaries are set by the Board and are reviewed at least annually taking into account the executive director's role, experience and performance and by reference to the median salary paid to executive directors of our compensation peer group companies.

Salary increases typically take effect in the first quarter of each year, although such increases may take effect at other times if the Board considers it appropriate.

Salary increases will ordinarily be in line with increases awarded to other employees in the Company and will not ordinarily exceed 10% per year.

Salary adjustments may be made to reflect wider market conditions in the geography in which the individual operates.
				None, although overall performance of the individual is considered by the Board when setting salaries annually.	Not applicable
Benefits	Competitive benefits taking into account market value and benefits offered to the wider global management population to attract and retain executive talent.
Benefits include, but are not limited to, health insurance, life insurance, annual executive health physicals and a car (or similar allowance).
Benefits include provisions for relocation assistance when applicable. Overseas allowance and reimbursement components could include: monthly housing allowance; cost of living allowance; transportation allowance; annual home leave allowance; dependents' schooling assistance; tax equalisation for certain overseas allowance and reimbursement benefits; foreign service premium; supplemental equity awards and other similar benefits.

Benefit provisions are tailored to reflect market practice in the geography in which the executive director is based and different policies may apply if current or future executive directors are based in a different country.

Set at a level the Board considers appropriate as compared to benefits offered in connection with comparable roles by companies of a similar size in the relevant market.

Executive director benefits will ordinarily be in line with benefits offered in connection with comparable roles by companies of a similar size in the relevant market

The Board reserves the discretion to increase its spend on benefits in appropriate circumstances such as in response to an increase in benefits costs. The Board further reserves the discretion to introduce new benefits where it concludes that it is in the interests of the Company to do so, having regard for the particular circumstances.

				None	Not applicable
Element	Purpose and Link to Strategy	Operation	Maximum Opportunity(1)	Performance Measures	Clawback/Award Disqualification

Annex 1 - 4

Cash Performance Bonuses(2)	Incentivise delivery of Company strategic objectives and enhance performance over designated performance periods.
Awards are provided to the executive director through the short-term cash incentive plan (the "ECIP"). Awards are tied to achievement of specific performance measures weighted as the Board considers appropriate in respect of any performance periods set by the Board and are paid out in cash based on performance against the targets set by the Board after the end of the relevant performance period or, if paid earlier, will be subject to clawback (on a gross or net of tax basis, as the Board considers appropriate and in accordance with applicable law) if relevant performance targets are not achieved.

The Board may at its discretion determine that all or part of any bonus will be deferred into shares in the Company or such other instruments it considers appropriate on such terms as the Board may determine.

The majority of performance-based ECIP awards are weighted on achieving financial or operational performance targets.

The Board may, but is not required to, adjust performance goals, specific performance factors and targets related to those performance goals and award criteria, to the extent the Board deems such adjustments appropriate.

The maximum aggregate cash performance bonuses and retention payments paid, along with the grant date value (determined by the Board) of any LTIP awards granted, to an executive director in any single fiscal year is limited to $8 million.

The maximum payout is established as two times the target payout. The threshold payout is one-half of target payout.

Performance metrics are predominantly formula-derived and selected based on the current business objectives. The Board may select performance measures from a list of financial, business and operational goals set forth in the ECIP, as it may be amended, restated or replaced from time to time.

The Board may reduce the size of any cash incentive awards which have not yet been paid for executive directors who violate our Code of Business Conduct Policy, in the case of certain financial restatements, a fatal or serious injury to an employee under certain circumstances or significant damage to property or the environment.

Annex 1 - 5

Retention Payments (6)	Retain and motivate executive directors during periods of distress, uncertainty or during other crucial business cycles, as determined by the Board.
Cash-based retention awards may be provided to executive directors as part of a comprehensive compensation strategy after considering retentive needs and the total compensation provided to the executive director for the applicable period. Such awards will generally be paid upon Board approval, but will remain subject to clawback in the event of certain terminations (as determined by the Board) of employment during the retention period specified by the Board at the time of award.

In setting the value of any retention payments, the Board will consider the overall aggregate compensation paid to the executive director and will, as a reference point, evaluate such compensation against the median aggregate compensation paid to the executive directors of our compensation peer group companies.

The maximum aggregate cash performance bonuses and retention payments paid, along with the grant date value (determined by the Board) of any LTIP awards granted, to an executive director in any single fiscal year is limited to $8 million.

None
Retention payments will be subject to clawback (on a gross or net of tax basis, as the Board considers appropriate and in accordance with applicable law) in the event that the executive director is terminated for cause or resigns without good reason prior to the expiration of the retention period set by the Board.

Employer Matching and Profit Sharing Programmes	Attract and retain executive talent, which in turn helps the Company achieve its strategic targets.	The executive director may participate in the employer matching and profit sharing provisions of our defined contribution savings plans on a tax-deferred basis.
The maximum total matching contribution annually is 5% of eligible salary.

Annual profit sharing distributions are limited to a maximum of 10% of eligible employee salary.

The Board may set a higher level in exceptional circumstances or to reflect local practice and regulation, if relevant.

			None	Not applicable

Annex 1 - 6

Long-Term Incentive Plan ("LTIP")(4)
Incentivise long-term Company financial performance in line with the Company's strategy and long-term shareholder returns.

Promote alignment with shareholders by tying executive compensation to creation of long-term shareholder value and encouraging executives to build meaningful equity ownership stakes.

Awards will normally be made annually under the LTIP. The Board also has a practice of granting special equity awards to newly-hired or promoted officers and may grant special equity awards to ensure the retention of officers and to further support our succession planning efforts.
Awards will take the form of any of share options, restricted share awards, restricted share unit awards, stock appreciation rights, performance awards and performance unit awards (or similar cash-settled instruments).  Awards will generally vest on the date set by the Board at the time the award is granted.
Participation and individual award levels will be determined at the discretion of the Board within the terms of the LTIP.
The Board may, at its discretion, impose a post-vesting holding period on awards granted under the LTIP, during which the shares subject to that award may not be sold.
The terms of an award may include the right to receive the value of dividends that would have been paid on the shares subject to an award if the executive director had been the beneficial owner of those shares.
To the extent legally permitted, the Board reserves the right to adjust or accelerate LTIP awards, including adjusting the extent to which awards vest to reflect the underlying performance of the Company, the participant or such other factors it considers relevant.

The maximum aggregate grant date fair value of awards under the LTIP made to a participant will not exceed $10 million per year.

No more than $100,000 worth of shares may be subject to tax favoured Incentive Stock Options that vest in the same calendar year.

In addition, the maximum aggregate cash performance bonuses and retention payments paid, along with the grant date value (as determined by the Board) of any LTIP awards granted, to an executive director in any single fiscal year is limited to $8 million.

Awards of share options, restricted share awards and restricted share unit awards will generally be time-based and are not subject to performance measures.(3)

Performance awards and performance unit awards are earned at the end of a pre-determined period subject to performance against pre-determined performance measures and targets weighted as the Board may determine.
                                     The Board may select performance measures from a list of financial, business and operational goals set forth in the LTIP, as it may be amended, restated or replaced from time to time.(4)
                                    The Board has discretion to amend the performance measures in exceptional circumstances if it considers it appropriate to do so, such as during cases of accounting changes, relevant merger and acquisition activity and any non-significant changes. Any such amendments would be fully disclosed in the following year's remuneration report.

The Board is permitted to seek to claw back or reduce equity incentive awards for executive directors who violate our Code of Business Conduct Policy, commit gross misconduct or breach their restrictive covenants.

Annex 1 - 7

____________________

(1)
The Board reserves the right to make payments and to agree to make payments outside the Remuneration Policy in exceptional circumstances. The Board would only use this right where it believes the use is in the best interests of the Company and when it would be impractical to seek prior specific approval of the shareholders of the Company at a general meeting.

(2)
Performance measures that may be selected by the Board in granting an ECIP award include: (a) earnings (including, without limitation, total shareholder return, earnings per share or earnings before or after taxes); (b) return measures (including, without limitation, return on invested capital, return on assets, capital, equity, investment or sales); (c) cash flow (including, without limitation, operating cash flow, free cash flow or cash flow return on capital or investments); (d) share price (including, without limitation, growth measures and total shareholder return); (e) operating metrics; (including, without limitation, operational downtime, rig utilisation, days sales outstanding, project completion time, budget goals, and similar matters); (f) safety performance and/or incident rate; (g) technology, efficiency, corporate responsibility or human resources management targets; (h) strategic team goals; and (i) any other performance criteria, objective or goal that has been approved by the Board in its discretion. For example, the 2019 ECIP awards were made to the executive director based on the following performance measures: Adjusted EBITDA; Synergies; Safety (TRIR/Process Safety); Downtime for Floaters and Jackups and Strategic Team Goals (STGs). Performance measures used in our ECIP awards are selected based on current business objectives. For further information on our decision-making process by which we have historically determined our ECIP performance measures, see "Compensation Discussion and Analysis - 2019 Financial and Operational Performance Measures and Weightings" in our Proxy Statement for the year ended 31 December 2019.

(3)
The Board has decided not to apply further performance conditions to share options because it believes that there is an inherent performance condition in such awards as growth in the share price is required for the awards to have value. Restricted share awards and restricted share unit awards are an integral part of the remuneration package in some of the Company’s key jurisdictions which, in the case of the executive directors are balanced by the performance-related awards.

(4)
Performance measures that may be selected by the Board in granting a LTIP performance award or performance unit award include: (a) earnings (including, without limitation, total shareholder return, earnings per share or earnings before or after taxes); (b) return measures (including, without limitation, return on invested capital, return on assets, capital, equity, recurring EBITDA improvement, investment or sales); (c) cash flow (including, without limitation, operating cash flow, free cash flow or cash flow return on capital or investments); (d) share price (including, without limitation, growth measures and total shareholder return); (e) operating metrics; (including, without limitation, operational downtime, rig utilisation, days sales outstanding, project completion time, budget goals, and similar matters); (f) safety performance and/or incident rate; (g) technology, efficiency, corporate responsibility or human resources management targets; (h) strategic team goals; and (i) any other performance criteria, objective or goal that has been approved by the Board in its discretion. For example, performance unit awards were granted to an executive director based upon long-term relative performance criteria during 2019 for the performance period beginning 1 January 2019 and ending 31 December 2021 based upon a relative TSR performance measure.

(5)
The Company's approach to annual salary reviews is consistent across the Company, with consideration given to the scope of the role, level of experience, responsibility, individual performance and pay levels in comparable companies. The Company's approach to benefits and employer matching and profit sharing programmes is to set executive director remuneration to be in line with such remuneration offered to other similarly situated employees. Other employees are eligible to participate in the company's performance-based bonus plans. Opportunities and specific performance conditions vary by organisational level with business area-specific metrics incorporated where appropriate.

(6)
Given the impact of the COVID-19 pandemic on the energy sector, the Compensation Committee has considered it prudent at the time of finalising the Remuneration Policy to include in the Remuneration Policy the flexibility to make retention payments which are not subject to post-grant performance conditions (but which will be conditional on the individual’s ongoing service). This is to ensure that the Compensation Committee can deliver a comprehensive compensation strategy to retain key members of management during highly uncertain times, when the setting of robust and stretching performance targets over the long term is extremely challenging and may not deliver the best value for the company and its stakeholders.

Annex 1 - 8

Total Remuneration by Performance

The total expected remuneration during fiscal year 2020 for our CEO for minimum, target maximum performance and maximum performance assuming a 50% increase in stock price is presented in the chart below.
____________________
The chart above assumes no share price movement (with the exception of the maximum performance assuming a 50% increase in stock price scenario) and excludes dividend accruals. The chart also assumes the provision of a remuneration package for the entirety of the 2020 fiscal year comprising fixed pay, annual bonus and long-term incentive awards which is substantively equivalent in terms of composition to the one offered to our CEO for the entirety of the 2019 fiscal year.

Annex 1 - 9

Assumptions made for each scenario are as follows:

Performance Level	Fixed	Short-term Variable Compensation (ECIP)	Long-term Incentive Compensation (LTIP)
Minimum (Below Threshold)	Base salary	0% earned if performance is below threshold/minimum acceptable on all performance measures	Performance Units: 0% earned if performance is below threshold/minimum acceptable on performance measure. RSUs: 100% of target(1)
Target (In Line with Expectation)	Base salary	Target set at 110% of base salary, which is earned if performance measures are at 100% of goals and strategic team goals achievement "meets expectations"	Performance Units: Target set at 250% of base salary, which earned if performance measures are at 100% of the goal for the performance measure RSUs: Target set at 250% of base salary(1)
Maximum (at constant share prices and assuming 50% of stock price appreciation))	Base salary
190% of target if performance measures exceed maximum goals (resulting in a 200% payout for 80% of the plan) and strategic team goals are all achieved at an outstanding level (resulting in a 150% payout for 20% of the plan)

Performance Units: 250% of target if performance measures exceed maximum goal for the performance measure RSUs: 100% of target

(1) Assumes a constant share price. Target value of award would increase or decrease in relation to stock price appreciation or depreciation since date of grant.

Annex 1 - 10

Remuneration Policy for Non-Executive Directors

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity
Fees	Attract and retain qualified candidates.
Reviewed at least annually by the Board by reference to the median remuneration package of our compensation peer group companies.
Remuneration adjustments, if applicable, are normally effective from on or around 1 June. Adjustments will not ordinarily exceed 10% per annum but may increase by a greater percentage in exceptional circumstances.
The Non-Executive Chairman of the Board and the chairs of the Audit, Compensation and Nominating, Governance and Sustainability Committees receive additional retainers to compensate for their roles. The additional retainer for the Non-Executive Chairman of the Board and the committee chairs are established by reference to the market median remuneration package of our compensation peer group companies.

No eligibility for performance-related pay or retirement benefits.

No prescribed maximum annual increase.
Benefits	Attract and retain qualified candidates.
Travel to Board meeting locations or the location of other Company business.

Eligible to participate in U.S. and U.K. group health and welfare insurance plans.

The Company reserves the right to pay any tax incurred in respect of any of the benefits above.
None
NED Awards	To align directors’ interests with our shareholders and to attract qualified candidates in the markets where the Company has operations.
Non-executive directors may receive time vested awards under the terms of the LTIP summarised on pages 1-7 and 1-10 but non-executives’ awards will: (a) not be subject to any performance conditions; and (b) be subject to a vesting period set by the Board at the time of grant.

The value of any non-executive director’s awards at the time of grant will count towards the total value of fees they are deemed to have received, when calculating any fee increase (in accordance with the fee review process described in the ‘Fees’ section above).

Annex 1 - 11

Agreements with Non-Executive Directors

There are no agreements or letters of appointment in place with our non-executive directors. All directors are subject to annual nomination by the Board and re-election by our shareholders.
Recruitment and Promotion Arrangements

The remuneration package for a newly recruited or promoted director (or for a new director appointed to the Board in any other circumstances including a director appointed in connection with any merger and acquisition activity) would be set in accordance with the terms of the approved remuneration policy in force at the time of appointment. However, the Board reserves the right to make payments of fees and base salary (or retainer) and make benefit or cash bonus provisions or payments in respect of any other component of remuneration (including the terms and conditions attaching thereto) outside of the scope of the general policy (and its caps) for directors to meet individual circumstances of recruitment or in connection with any merger and acquisition activity. When determining appropriate remuneration for a new director, the Board will take into consideration all relevant factors (including quantum, nature of remuneration and the jurisdiction from which the candidate was recruited) to ensure that pay arrangements are in the best interests of the Company and its shareholders.
The Board may offer additional cash and/or share-based elements when it considers these to be in the best interests of the Company, and therefore has resolved not to set an absolute monetary limit on the amount of variable or performance-related remuneration that may be payable. The Board has the discretion to offer awards of variable remuneration if judged advisable to compensate a candidate for loss of awards or benefits as a result of leaving a previous employer (taking into account whether such benefits or awards would have been subject to performance criteria) or to meet individual circumstances of recruitment or where a director is appointed in connection with any corporate transaction, including, but not limited to, merger and acquisition activity. The Board will ensure that any such remuneration would have a fair value approximating that of the awards forfeited and would generally be determined on a comparable basis taking into account factors including the form in which the awards were granted, performance conditions attached, the probability of the awards vesting (past, current and likely future performance) as well as the vesting schedules. Depending on individual circumstances at the time, the Board has the discretion to determine the type of award (cash, shares or options, vesting and holding periods and whether or not performance conditions would apply). Any use of the discretion would be disclosed to shareholders if considered appropriate and reasonably practicable.
In the case of an internal appointment, any variable remuneration awarded in respect of the prior role may be paid in accordance with its terms on grant. In addition, any other ongoing remuneration obligations existing prior to appointment may continue.
Loss of Office Payment Policy

For executive directors, the Board will take into account all relevant factors (including, but not limited to, the circumstances of the loss of office, the performance of the relevant director during office and any commercial justifications) when considering making any payments for loss of office.
The Board reserves the discretion to:

•	make additional exit payments by way of settlement or compromise of any claim arising in connection with the termination of an executive director's office or employment;

•	pay an annual bonus or severance payment for the financial year in which the relevant executive director ceases to hold office with the Company;

•	retain or accelerate the vesting of LTIP awards; and

•	make other payments such as legal fees or outplacement costs, if considered commercially appropriate.

Annex 1 - 12

Long-Term Incentive Plan (LTIP)
Following a change in control of the Company or an equity restructuring (i.e., dissolution, liquidation, sale of all or substantially all assets and certain mergers, consolidations or combinations), both executive and non-executive directors may be eligible to receive certain benefits as described in the Company's LTIP. In connection with an equity restructuring, the Board may:

(i)
cancel outstanding awards and pay the excess of the consideration being offered to shareholders over the exercise price. This provision will apply to awards granted six (6) months prior to the transaction only after the six-month anniversary from the grant date if the grantee is an “insider” (as defined under Section 16 of the Exchange Act), the Company is subject to Section 16 of the Exchange Act and such disposition is not exempt under Section 16 of the Exchange Act;

(ii)
exchange or substitute each award for another award with respect to the shares in the Company or other property for which such award is exchangeable and make an equitable adjustment in the applicable option price or exercise price of the award, if any, or in the number of shares in the Company or amount of property (including cash) subject to the award; or

(iii)
provide that upon the exercise of an award that was previously granted, the grantee will be entitled to purchase or receive under such award, in lieu of the number of shares in the Company then covered by such award, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the grantee would have been entitled in connection with the equity restructuring if the grantee had been the holder of record of the number of shares then covered by such award;

(iv)	effect one or more of the following alternatives in an equitable and appropriate manner: (A) accelerate the vesting of awards, or (B) require the mandatory surrender of awards in exchange for cash; or

(v)	provide for the assumption of the LTIP by the acquiring company.
If the employment of an executive director is terminated without cause or if an executive director resigns from his or her employment for good reason within the two-year period following a change in control of the Company, all outstanding awards will immediately vest or become exercisable or payable (at 100% of the target level), and all forfeiture restrictions will lapse. Any share options that are not exercised by the executive director will terminate on the earlier of the expiration of the share option term or 90 days after the date his or her employment terminates or such other date as may be determined by the Board and provided in the share option agreement.
A "change in control" will be deemed to have occurred under the LTIP if any person acquires beneficial ownership of 50% or more of our voting securities, there is a change in the composition of a majority of the then-incumbent Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to their date of the appointment or election, or all or substantially all of the assets of the Company are sold.
Our policy on termination payments upon a change in control is intended to reflect market practice in the U.S.
Any equity award subject to time vesting will become fully vested upon retirement other than for cause, death or permanent and total disability of a director or in such other circumstances the Board considers appropriate (other than cause). With respect to performance-based equity awards made to executive directors, the Board may provide that the award will be subject to pro rata vesting upon retirement in a performance period based on the actual level of performance upon termination of employment by the Company. In addition, the Board may provide that any performance-based equity awards made to executive directors will fully vest at target upon death or permanent and total disability.
The terms "good reason" and "cause" are as defined in the LTIP.
Cash Incentive Plan (ECIP)
Following a change in control of the Company, executive directors receive certain benefits as described in the Company's ECIP. The ECIP provides that in the event of a change in control, the executive director is entitled to the target amount of the ECIP award within 60 days of the triggering event, unless an alternative amount is determined by the Board.

Annex 1 - 13

The ECIP also provides that in the event of death or permanent and total disability, the executive director is entitled to an ECIP award at 100% of the target value, unless an alternative amount is determined by the Board.
Executive Director Employment Agreements
The Company’s policy in setting notice periods for executive directors is to select a period that best reflects and protects the best interests of the Company, taking into account market practice and the particular circumstances of the individual director.
Mr. Burke’s Employment Agreement
Concurrently with the execution of the transaction agreement with Rowan, Mr. Burke entered into an employment agreement with Rowan Companies, Inc., ENSCO Global Resources Limited and Valaris (solely for purposes of guaranteeing the payments and obligations under the employment agreement) (the ‘‘Burke Employment Agreement’’).
The Burke Employment Agreement has an initial term of two years and became effective upon the closing of the transaction. The term is automatically extended each year for one additional year unless Mr. Burke is provided written notice of non-renewal at least ninety days prior to the then-applicable term.
Waiver of Equity Award Acceleration. Mr. Burke’s change-in-control agreement provides for single-trigger equity award acceleration upon a change in control (as described above). The Burke Employment Agreement modified the treatment of Mr. Burke’s equity awards under his change-in-control agreement. Time-vesting awards held by Mr. Burke as of the closing of the Rowan Transaction did not accelerate solely due to the closing. Performance-based awards held by Mr. Burke as of the closing of the Rowan Transaction were treated in accordance with the transaction agreement. Upon a termination without cause, resignation for good reason or due to Mr. Burke’s death or disability, in each case that occurs during the three-year period after the closing (the ‘‘Protection Period’’), (i) equity awards will fully vest and (ii) vested stock options and stock appreciation rights will be exercisable until the earlier of (A) the second anniversary after the termination or (B) the original maximum term of the stock option or stock appreciation right. In addition, equity awards held by Mr. Burke will fully accelerate upon the occurrence of a subsequent change in control. However, if a change in control occurs after the Protection Period, then there will be no single-trigger acceleration with regard to equity awards granted after the closing date if the award agreements for such awards provide for double-trigger vesting.
Cash Compensation. The Burke Employment Agreement provides for an annual base salary of $950,000. Mr. Burke is also eligible to participate in an annual short-term incentive bonus plan with a target opportunity of 110% of his annual base salary. On 3 December 2019, Mr. Burke requested a 10% reduction of his annual base salary, reducing it to $855,000 per annum commencing effective as of 1 January 2020. This reduction had a corresponding effect on Mr. Burke’s annual incentive opportunity, annual equity opportunity, and severance entitlements.
Equity-Based Compensation. Mr. Burke is eligible to receive equity awards under Valaris’ long-term incentive award plans and programmes. For a period of two years after the closing date, Mr. Burke is eligible to receive equity awards from Valaris with a target annual award level of not less than 500% of his base salary on terms and conditions no less favourable than those applicable to executive officers of Valaris generally.
Benefits. Mr. Burke is eligible to participate in the employee benefit plans of Valaris. This includes participation in Valaris’ expatriate assignment and tax equalisation policy as applied to Valaris expatriate employees in London generally, which entitles Mr. Burke to the following benefits: (i) a cost of living allowance of $25,000 per year; (ii) a housing allowance equal to $160,000 annually; (iii) education reimbursement of up to $45,000 per child per year; (iv) reimbursement for Mr. Burke’s and each of his eligible dependents for one home leave roundtrip airline ticket and ground transportation (airport transfer) per year; and (v) reimbursement for tax preparation services. In the event Mr. Burke’s principal place of employment is relocated, Mr. Burke will also receive a payment in the amount of $20,000, along with such other relocation benefits as are provided under Valaris’ relocation policy.
Severance Payments and Benefits. Upon a termination of the Burke Employment Agreement without cause or a resignation for good reason, Mr. Burke would be eligible to receive severance payments and benefits, subject to his execution and non-revocation of a release of claims. He would only be eligible to receive such payments and benefits under the Burke Employment Agreement if he is not eligible to receive benefits under his change-in-control agreement. Commencing on the third anniversary of the closing of the transaction, Mr. Burke would be eligible to receive the following payments and benefits: (i) an amount in cash equal to two times his base salary; (ii) an amount in cash equal to two times the ‘‘Average Bonus Amount’’ (i.e., the greater of: (A) the average of the combined annual bonus awards received by Mr. Burke pursuant to Valaris’ annual incentive plan in the three calendar years immediately

Annex 1 - 14

before the date of termination (including the annual bonus awards received from Rowan) and (B) Mr. Burke’s target annual bonus for the year during which the termination of employment occurs); (iii) a pro-rated portion of the annual bonus award that Mr. Burke would have earned had he remained employed through the end of the fiscal year in which the date of termination occurs based upon actual performance for such year (and, to the extent there is any discretionary component thereof, with the discretionary aspects being determined at not less than the target level); (iv) continued coverage in the employer provided medical, dental and vision plans available to Mr. Burke and his eligible dependents immediately prior to the date of termination, to the extent such coverage is elected by Mr. Burke pursuant to COBRA, for a period of twenty-four months following the date of termination; (v) if before, upon the commencement of or during the term of the Burke Employment Agreement, Mr. Burke was required to relocate his principal place of employment outside of the United States, reimbursement of the reasonable cost of return relocation-related expenses (not including make-whole payments for any loss incurred on the sale of Mr. Burke’s principal residence); and (vi) any of Mr. Burke’s unvested equity, equity-based or long-term incentive awards granted under any equity or long-term incentive plans of Valaris or Rowan will immediately become 100% vested in all of the rights and interests then held by Mr. Burke, provided, however, that unless a provision more favourable to Mr. Burke is included in an applicable award agreement, all performance-based awards will remain subject to attaining the applicable performance goals and conditions. Until the third anniversary of the closing of the Rowan Transaction, Mr. Burke will be eligible for severance under his change in control agreement.
Mr. Trowell’s Employment Agreement
Concurrently with the execution of the transaction agreement with Rowan, Mr. Trowell entered into an employment agreement with ENSCO Services Limited (the "Trowell Employment Agreement"). The Trowell Employment Agreement originally provided that Mr. Trowell will serve as Executive Chairman for a term of eighteen months commencing on 11 April 2019, but was amended in April of 2020 to provide that his term as Executive Chairman and employment with the Company will end on 30 April 2020. Mr. Trowell's non-competition restricted period was extended from 1 year to 2 years, and he agreed to provide consulting services to the Chairman of the Board through 31 December 2020 for no additional remuneration. Mr. Trowell will not stand for re-election to the Board at the Meeting.
Cash Compensation.  The Trowell Employment Agreement provides for an annual base salary of £450,000 (£150,000 less than his 2018 level) and specifies that Mr. Trowell will be eligible to participate in the ECIP. His threshold, target and maximum level of bonus opportunity under such plan equals 55%, 110% and 220%, respectively, of Mr. Trowell's base salary (consistent with his 2018 ECIP opportunity). In connection with his separation, Mr. Trowell will forfeit his pro-rated ECIP payment for 2020 and any unvested equity awards.
Payment in Lieu of Future Equity Awards.  As a consequence of Mr. Trowell's loss of office as President and Chief Executive Officer in connection with the Rowan Transaction, Mr. Trowell waived his 2017, 2018 and 2019 unvested cash performance unit awards and his 2019 unvested restricted share units exchange for payment of $5,000,000.
Benefits.  Mr. Trowell was eligible to participate in the same benefit plans and programmes in which other executive non-expatriate employees who are based in the United Kingdom are eligible to participate. Since Mr. Trowell was not be eligible to participate in the retirement plans in which U.S.-based employees participate, Mr. Trowell was also eligible to receive cash payments equal to the cash amounts that would have been contributed by ENSCO Services Limited on Mr. Trowell's behalf to such retirement plans had he participated in such plans.
Severance Payments and Benefits.  In connection with the expiration or termination of Mr. Trowell’s employment as Executive Chairman, Mr. Trowell will receive (i) a lump sum severance payment of £800,000 (which amount reflects a 60% reduction from his severance entitlement under his employment agreement entered into upon closing of the Rowan Transaction, and which will be payable within 14 days following 30 April 2020, and (ii) an additional lump sum of £3,000,000 in connection with exceeding pre-defined synergy targets set in connection with the Rowan Transaction (which amount will be payable within 14 days following 30 April 2020). If Mr. Trowell's employment had been terminated by ENSCO Services Limited during the term for any reason (other than certain limited reasons set forth in the agreement), Mr. Trowell would be eligible to receive the following payments and benefits: (A) payment in respect of salary that would otherwise have been due and payable for the period commencing on the date of termination to the end of the term; (B) any unvested restricted share units would vest in full on the date of termination; (C) payment of awards under the ECIP for the period(s) up to the end of the term based on the achievement of the performance goals established by ENSCO Services Limited under such plan for the year(s) in question and the terms of such plan; and (D) to the extent not previously paid, the maximum severance payment of £5,000,000 described above. Mr. Trowell has agreed to waive his right to private medical insurance for a period of up to twenty-four months following the termination date.

Annex 1 - 15

Shareholding Guidelines

Our overall remuneration package aligns the long-term interests of our shareholders and other stakeholders with those of management by incentivising growth in the value of the business over the long term. To support this alignment, we have adopted share ownership guidelines as we believe our directors and other senior managers should be encouraged to hold a prescribed level of shares in the Company. Over a period of five years from appointment, our directors are required to build a holding in the Company's vested and unvested shares to a minimum value equivalent to a specified multiple of his or her base salary or annual retainer (as applicable). The shareholding guidelines are set out in full in our Corporate Governance Policy (as amended from time to time in the absolute discretion of the Board).
Differences in Remuneration Policy for the Executive Directors Compared to Other Employees

The Remuneration Policy for executive directors is designed with regard to the employee remuneration policy across the Company. However, there are some differences in the structure of the Remuneration Policy for executive directors and other senior employees, which the Board believes are necessary to reflect the different levels of responsibility. The key difference in policy is the increased emphasis on performance-related pay for executive directors so that remuneration will increase or decrease in line with business performance and to align the interests of executive directors and shareholders. The structure of the reward package for the wider employee population is based on the principle that it should be sufficient to attract and retain the best talent and be competitive within our broader industry. It is driven by local market practice as well as the level of seniority and accountability, reflecting the global nature of our business.
Consultation with Employees

Although the Board does not consult directly with employees on the Remuneration Policy, the Board does consider the general base salary levels, remuneration arrangements and employment conditions for the broader employee population when determining the remuneration policy for executive directors. Employees who are shareholders as a result of the Company’s share-based incentive plans may also express their views on the Remuneration Policy in the same way as other shareholders.
Consideration of Shareholder Views

The Board values shareholders' input on the design of our remuneration programmes. The Board believes that our programmes are structured to deliver realised pay that is commensurate with performance and that we have a pay for performance approach to executive pay that holds management accountable for producing profitable growth. The Board also believes that we have adopted multiple remuneration governance "best practices."
Based upon the Board's views on our current approach to executive director compensation, we have not made any significant structural or philosophical changes to our revised 2020 Remuneration Policy as a result of any comments or feedback expressed by shareholders on any aspects of remuneration.
DIRECTORS' REMUNERATION REPORT

Introduction
Valaris plc's ("we," "our" or the "Company") Board of Directors (the "Board") believes that our current programme is competitive and appropriate within the market where we primarily compete for directors and executive talent. However,

Annex 1 - 16

we are sensitive to the compensation governance practices prevalent in the United Kingdom and recognise that some characteristics of our current programmes may not be consistent with those practices. Some characteristics of our programmes that differ from typical U.K. practice but are common and competitively appropriate within our market include:

•
Awards of time-vested restricted shares to executives: restricted shares are a common award type among our compensation and performance peer groups and are intended to help encourage retention, facilitate long-term share ownership and further align our executive directors with our shareholders' interests. In 2019, time-vested restricted shares made up 50% of our executive director's annual long-term incentive awards. The other 50% was granted in the form of performance unit awards that will be settled in cash at the end of a three-year performance cycle, which are contingent upon achievement of certain levels of total shareholder return ("TSR") and return on capital employed ("ROCE") relative to our performance peer group.

•
The use of equity for compensating non-executive directors: equity is a common component of non-executive director compensation within our compensation and performance peer groups, where it is widely considered to be a "best practice" for non-executive directors to receive at least 50% of their annual compensation in equity.

Our director compensation programme takes into account the additional director responsibilities attendant with service on the board of a public limited company that is incorporated under the laws of England and Wales and listed on the New York Stock Exchange and subject to U.S. Securities and Exchange Commission reporting requirements, as compared with other public companies that are listed and incorporated in the U.S. References in this Remuneration Report to the Board include the Board as well as any other relevant committees of the Board.
2019 compensation highlights
Below are highlights of the compensation-related decisions that impacted our executive directors and non-executive directors during 2019:

•
Base salary and retainers: Mr. Burke’s initial base salary of $950,000 was established per his employment contract . Mr. Burke voluntarily elected to reduce his by 10% from $950,000 to $855,000 in December 2019. Mr. Trowell’s base salary was reduced in connection with his transition from CEO to Executive Chairman. There were no changes in 2019 to the retainers paid to our non-executive directors.

•
Ensco Cash Incentive Plan ("ECIP") performance measures: The ECIP provides annual cash bonus incentives to participating employees, including our executive director, based on the achievement of short-term and medium-term performance goals and objectives. Following the completion of the Rowan Transaction, the Company and the Compensation Committee adopted ECIP measures, which aligned with the Company’s key business objectives and budget for 2019. The Company and the Compensation Committee undertook a thorough goal-setting process which evaluated the potential risks and opportunities for the business. For certain metrics (e.g., EBITDA), this review process resulted in us setting target goals that were lower than our prior year’s actual performance; however, we believed that these goals were appropriate and sufficiently rigorous given the challenges facing the offshore drilling industry. As further evidence of the rigor of our goals, the Company’s 2019 EBITDA performance still fell short of the Committee’s $220M target and the executive directors earned below-target payouts for this portion of the annual incentive plan.

Our non-executive directors do not participate in the ECIP.

•
Annual formula-derived ECIP bonuses for 2019 performance paid out at 116.3%: We achieved maximum performance for Safety (PSI and TRIR). We achieved strategic team goals ("STGs") and Synergies in excess of target and above-threshold performance for EBITDA, Floater Downtime and Jackup Downtime.

•
Long-term performance units paid out at 144.0% of target with realised value at 72% of target grant date value: With respect to performance units granted in 2017 with a three-year performance period ended 31 December 2019, we achieved a rank of 6 and 3 out of 6 performance peer group companies in relative Total Shareholder Return ("TSR") and Return on Capital Employed ("ROCE") performance, respectively. After giving effect to the decline in our share price over the three-year performance period, the realisable value of these awards as of the end of 2019 was 72% of the original grant date value.

Mr. Burke receives performance units. Our non-executive directors and our executive chairman do not receive performance units.

Annex 1 - 17

Board and Compensation Committee membership
The following table lists the current members of the Board and the Compensation Committee:

Board of Directors	Compensation Committee
Thomas P. Burke
Carl G. Trowell
William E. Albrecht	Member
Frederick Arnold
Georges J. Lambert
Suzanne P. Nimocks	Chairperson
Mary E. Francis CBE
Thierry Pilenko	Member
Keith O. Rattie
Paul E. Rowsey, III	Member
Charles L. Szews
Adam Weitzman	Member
Mr. Trowell and Mr. Burke are the executive directors currently on the Board. Mr. Burke was appointed to the Board on 11 April 2019. Mr. Trowell was appointed to the Board on 2 June 2014. While serving as executive directors, Mr. Trowell nor Mr. Burke receive additional compensation for their services as directors. All other members of the Board are non-executive directors.
Compensation methodology and process
In carrying out its responsibilities for establishing, implementing and monitoring the effectiveness of our general and executive compensation philosophy, plans and programmes, our Compensation Committee relies on outside experts to assist in its deliberations. Until 11 April 2019, the date of the closing of the Rowan Transaction, the Compensation Committee received independent compensation advice and data from Pearl Meyer. Following the Rowan Transaction, the Compensation Committee retained FW Cook as its independent compensation consultant. Prior to retaining FW Cook, the Compensation Committee assessed the independence of FW Cook and concluded that the retention of FW Cook raised no conflicts of interest.
Pearl Meyer and FW Cook were engaged by the Compensation Committee to provide counsel regarding:

•	Compensation philosophy and best practices;

•	Peer group composition;

•	Compensation programme design;

•	Short-term and long-term incentive plan administration;

•	Competitive compensation analyses for executive officers and non-executive directors; and

•	Trends in executive compensation.
With respect to non-executive director compensation, Pearl Meyer and FW Cook reviewed the Company's philosophy and practices regarding general Board compensation, committee compensation, committee chair compensation and non-executive director equity award programmes. In connection with these reviews, Pearl Meyer and FW Cook provided the Compensation Committee with comparative market assessments of executive and non-executive director compensation levels, including information relative to compensation trends and retention prevailing practices.
In addition to providing the Compensation Committee with information regarding compensation trends in the general marketplace, compensation practices of other companies in the offshore drilling and oilfield services industries and regulatory compliance developments, Pearl Meyer and FW Cook also evaluated certain data that our Human Resources department submitted to the Compensation Committee regarding incentive compensation calculations for awards payable under the ECIP and the Long-Term Incentive Plan ("LTIP").

Annex 1 - 18

The Compensation Committee meets regularly in executive session with FW Cook outside the presence of management. FW Cook did not provide any services to the Company or management other than services requested by or with the approval of the Compensation Committee, and its services were limited to executive and non-executive director compensation consulting.
Fees paid to Pearl Meyer and FW Cook by the Company during 2019 of approximately $71,325 and $191,612, respectively, were less than 1% of Pearl Meyer and FW Cook's total turnover. Fees are paid to our compensation consultants on a time and materials basis.
The Compensation Committee regularly reviews the services provided by its outside consultants and believes that FW Cook is independent in providing executive compensation consulting services. The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.
We compete for executive-level talent with oilfield service companies as well as other industries and professions. To provide guidance to the Board and Compensation Committee, comparative salary data is obtained from several sources, including FW Cook, industry-specific surveys and compensation peer company proxy statements filed with the U.S. Securities and Exchange Commission. Our current compensation peer group was approved by the Compensation Committee in May 2019 following the completion of the Rowan Transaction. In looking for potential peer companies, our Compensation Committee focused on companies with reasonably similar business characteristics, which included:

•	Size measured by revenue, assets and market value;

•	Energy industry focus;

•	Traded on a major stock exchange;

•	Asset intensity;

•	Multi-national with broad geographic reach;

•	Offshore focus; and

•	Robust pay disclosure.

Compensation risk
The Compensation Committee carefully considers the relationship between risk and our overall compensation policies, programmes and practices for the Chairman, Chief Executive Officer and non-executive directors. The Compensation Committee continually monitors the Company's general compensation practices, specifically the design, administration and assessment of our incentive plans, to identify any components, measurement factors or potential outcomes that might create an incentive for excessive risk-taking detrimental to the Company. The Compensation Committee has determined that the Company's compensation plans and policies do not encourage excessive risk-taking.
The Compensation Committee also paid particular attention to potential unintended consequences associated with the establishment of the ECIP and performance unit award goals and related measurement criteria under the LTIP. In formulating such goals and performance criteria, the Compensation Committee focused on matters such as safety performance, financial performance, relative TSR, relative ROCE, recurring EBITDA improvement and STGs. The Compensation Committee determined that such goals and performance criteria did not encourage participation in high-risk activities that are reasonably likely to have a material adverse effect on the Company.
In addition, the Compensation Committee believes that there are numerous governance characteristics of our compensation programmes that serve to mitigate excessive risk taking. We have clawback and award disqualification provisions in place in the LTIP awards and through the ECIP.
Remuneration Policy Summary for Executive Directors
Our current Remuneration Policy, which was approved at the Annual General Meeting on 22 May 2017, will apply until the 2020 Annual General Meeting of Shareholders. Our proxy statement is available at www.proxyvote.com. The following is a summary of the current Remuneration Policy as it applies to executive directors:

Annex 1 - 19

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity(1)	Performance Measures	Clawback/Award Disqualification(2)
Salary and Fees	Attract and retain high performing individuals reflecting market value of role and the executive director's skills, experience and performance.
Salaries are set by the Board and are reviewed annually taking into account the executive director's role, experience and performance and by reference to the median salary paid to executive directors of our compensation peer group companies.
Salary increases typically take effect in the first quarter of each year.

Salary increases will ordinarily be in line with increases awarded to other employees in the Company and will not ordinarily exceed 10% per year.

Salary adjustments may be made to reflect wider market conditions in the geography in which the individual operates.
				None, although overall performance of the individual is considered by the Board when setting salaries annually.	Not applicable
Benefits	Competitive benefits taking into account market value and benefits offered to the wider U.K. and U.S. management population.
Benefits include, but are not limited to, health insurance, life insurance and annual executive health physicals.
Benefits include provisions for relocation assistance upon appointment when applicable. Overseas allowance and reimbursement components could include: monthly housing allowance; cost of living allowance; transportation allowance; annual home leave allowance; dependents' schooling assistance; tax equalisation for certain overseas allowance and reimbursement benefits; foreign service premium; supplemental equity awards and other similar benefits.
Benefit provision is tailored to reflect market practice in the geography in which the executive director is based and different policies may apply if current or future executive directors are based in a different country.

Set at a level the Board considers appropriate as compared to benefits offered in connection with comparable roles by companies of a similar size in the relevant market.

Executive director benefits will ordinarily be in line with benefits offered to other salaried employees.

The Board reserves the discretion to increase its spend on benefits in appropriate circumstances such as in response to an increase in benefits costs. The Board further reserves the discretion to introduce new benefits where it concludes that it is in the interests of the Company to do so, having regard for the particular circumstances.
				None	Not applicable
Element	Purpose and Link to Strategy	Operation	Maximum Opportunity(1)	Performance Measures	Clawback/Award Disqualification(2)

Annex 1 - 20

Annual Cash Bonus	Incentivise delivery of company strategic objectives and enhance performance on an annual basis.
Awards are provided to the executive director through the Ensco Cash Incentive Plan (the "ECIP"). Awards are tied to achievement of specific performance measures and are paid out in cash after the end of the financial year based on performance against the targets and performance measures set annually by the Board.
The maximum ECIP payout is $5 million per year. The maximum payout is established as two times the target payout. The threshold payout is one-half of target payout.
Performance metrics are formula-derived and selected annually based on the current business objectives. The Board may select performance measures from a list of financial, business and operational goals set forth in the ECIP, as it may be amended, restated or replaced from time to time.(3)

The Board will seek to reduce the size of cash incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements.
Employer Matching and Profit Sharing Programmes	Incentivise the delivery of company strategic targets.	The executive director may participate in the employer matching and profit sharing provisions of our defined contribution savings plans on a tax-deferred basis.
The maximum total matching contribution annually is 5% of eligible salary.

Annual profit sharing distributions are limited to a maximum of 10% of eligible employee salary.

The Board may set a higher level in exceptional circumstances or to reflect local practice and regulation, if relevant.

				None	Not applicable
Long-Term Incentive Plan ("LTIP")(4)
Incentivise long-term company financial performance in line with the company's strategy and long-term shareholder returns.

Promote alignment with shareholders by tying executive compensation to creation of long-term shareholder value and encouraging executives to build meaningful equity ownership stakes.

Awards will normally be made annually under the LTIP. The Board also has a practice of granting special equity awards to newly-hired or promoted officers and may grant special equity awards to ensure the retention of officers and to further support our succession planning efforts.
Awards will take the form of either share options, restricted share awards, restricted share unit awards, stock appreciation rights, performance awards and performance unit awards.  Except in exceptional circumstances, awards will generally vest over a three year period.
Participation and individual award levels will be determined at the discretion of the Board within the terms of the LTIP.
Performance awards and performance unit awards may be settled in cash, shares or a combination of cash and shares.

The maximum aggregate grant date fair value of awards under the LTIP made to a participant will not exceed $10 million per year.
Awards of share options, restricted share awards and restricted share unit awards will be time-based and are not subject to performance measures.

Performance awards and performance unit awards are earned at the end of a pre-determined period subject to performance against pre-determined performance measures and targets.

The Board may select performance measures from a list of financial, business and operational goals set forth in the LTIP, as it may be amended, restated or replaced from time to time.(5)

The Board has discretion to amend the performance measures in exceptional circumstances if it considers it appropriate to do so, such as during cases of accounting changes, relevant merger and acquisition activity and any non-significant changes. Any such amendments would be fully disclosed in the following year's remuneration report.
The Board will seek to claw back or reduce equity incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements.

Annex 1 - 21

____________________

(1)
The Board reserves the right to make payments and to agree to make payments outside the Remuneration Policy in exceptional circumstances. The Board would only use this right where it believes the use is in the best interests of the Company and when it would be impractical to seek prior specific approval of the shareholders of the Company at a general meeting.

(2)
The Company has clawback provisions in its long-term incentive award agreements and award disqualification measures in the LTIP and the ECIP. Using this authority, the Board may seek to claw back or reduce equity incentive awards or reduce the size of cash incentive awards for executive officers, including executive directors, who violate our Code of Business Conduct or in the case of certain financial restatements (including application of the provisions of the Sarbanes-Oxley Act of 2002, as amended, in the event of a restatement of our earnings).

(3)
Performance measures that may be selected by the Board in granting an ECIP award include: (a) net income as a percentage of revenue; (b) earnings per share (EPS); (c) return on net assets employed before interest and taxes (RONAEBIT); (d) operating margin as a percentage of revenue; (e) safety performance relative to industry standards and the Company annual target; (f) strategic team goals (STGs); (g) net operating profit after taxes; (h) net operating profit after taxes per share; (i) return on invested capital; (j) return on assets or net assets; (k) total stockholder return (TSR); (l) return on capital employed (ROCE); (m) relative total stockholder return (as compared with a peer group of the Company or other appropriate index); (n) earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortisation (EBIT, EBITD, EBITDA); (o) net income; (p) free cash flow; (q) free cash flow per share; (r) revenue (or any component thereof); (s) revenue growth; (t) days sales outstanding (DSO); (u) downtime for any asset; (v) backlog related measures or (w) any other performance objective approved by the shareholders of the Company in accordance with Section 162(m) of the U.S. Internal Revenue Code of 1986. For example, the 2016 ECIP awards were made to the executive director based on the following performance measures: EBITDA; EPS; DSO; Safety (TRIR); Downtime for Floaters and Jackups and STGs.

(4)
Under the LTIP, the Board may grant, in addition to the restricted shares and performance unit awards under the previous Remuneration Policy, share options, restricted share unit awards, stock appreciation rights and performance awards, to align the policy with the awards that could be granted under the terms of the LTIP.

(5)
Performance measures that may be selected by the Board in granting a LTIP performance award or performance unit award include: (a) net income as a percentage of revenue; (b) earnings per share (EPS); (c) return on net assets employed before interest and taxes (RONAEBIT); (d) operating margin as a percentage of revenue; (e) safety performance relative to industry standards and the Company annual target; (f) strategic team goals (STGs); (g) net operating profit after taxes; (h) net operating profit after taxes per share; (i) return on invested capital; (j) return on assets or net assets; (k) total shareholder return (TSR); (l) relative total shareholder return (as compared with a peer group of the Company or other appropriate index) (relative TSR); (m) absolute return on capital employed (absolute ROCE); (n) relative return on capital employed (as compared with a peer group of the Company or other appropriate index) (relative ROCE); (o) earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortisation (EBIT, EBITD, EBITDA); (p) net income; (q) free cash flow; (r) free cash flow per share; (s) revenue (or any component thereof); (t) revenue growth; (u) backlog related measures or (v) any other performance criteria, objective or goal that has been approved by the holder of Shares, in accordance with Section 162(m) of the U.S. Internal Revenue Code of 1986. For example, performance unit awards were granted to the executive director based upon long-term relative performance criteria during 2016 for the performance period beginning 1 January 2016 and ending 31 December 2018 based upon the relative TSR and Relative ROCE performance measures.

Annex 1 - 22

Total shareholder return
The chart below presents a comparison of the ten-year cumulative total return, assuming $100 invested on 31 December 2009 for Valaris plc, the Standard and Poor's SmallCap 600 Index and a self-determined peer group. Total return assumes the reinvestment of dividends, if any, in the security on the ex-dividend date. Since Valaris operated exclusively as an offshore drilling company, a self-determined peer group composed exclusively of major offshore drilling companies has been included as a comparison.* Valaris is no longer part of the Standard & Poor's MidCap 400 Index. The Standard & Poor's SmallCap 600 Index includes Valaris and has been included as a comparison.
COMPARISON OF CUMULATIVE TOTAL RETURN*
Among Valaris plc, the S&P SmallCap 600 Index and Peer Group

350
300
250
200
150
100
50
0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
307.0
7.7
5.2
Valaris plc
S&P SmallCap 600
Peer Group

$100 invested on 12/31/09; includes the reinvestment of dividends in the same security on the ex-dividend date.

**The self-determined peer group is weighted according to market capitalization at the beginning of each year and consists of the following companies: Transocean Ltd., Diamond Offshore Drilling Inc., Noble Corp., and SeaDrill Ltd.*

Share price
The highest and lowest prices of the Company's Class A ordinary shares during the year ended 31 December 2019 were $19.56 and $3.42, respectively. The closing market price of the Company's Class A ordinary shares on 31 December 2019 was $6.56.
Information subject to audit
The auditors are required to report on the information contained in the Share Price section above and tables A, B, C, D and E below.
Remuneration of Chief Executive Officer and Executive Chairman
The Chief Executive Officer and Executive Chairman currently serve as executive directors and do not receive any additional compensation for their services as director.
An objective of the Board has been to motivate, reward and retain our executive directors by means of equity compensation through our LTIP. The value of equity awards over time bears a direct relationship to the market price of our shares, which the Board believes will promote alignment with shareholders, instill a sense of ownership and shareholder perspective that will manifest itself in positive and sustainable long-term performance and provide a strong retentive element to our compensation programme. In order to accomplish these goals, our approach to long-term incentive compensation included a combination of time-vested and performance-based long-term incentive awards. The tables below summarise total Chief Executive Officer and Executive Chairman remuneration and include

Annex 1 - 23

annual bonus payouts and performance unit awards vesting as a percentage of maximum opportunity for the current year and previous five years.
Mr. Burke was appointed as our President and Chief Executive Officer in April 2019 in connection with the Rowan Transaction. Upon hiring Mr. Burke, Mr. Trowell retired as Chief Executive Officer but remained as Executive Chairman of the Board of Directors. The 2019 remuneration disclosed below reflects the total remuneration for Mr. Burke during the period he served as CEO, including a prorated annual bonus payout.

2019
Total Remuneration	$5,983,505
Annual Bonus as a Percentage of Maximum	58%
Performance Awards Vesting as a Percentage of Maximum(1)	N/A
____________________

(1)	Mr. Burke did not participate in the performance award plan in 2019.
Mr. Trowell was hired as our President and Chief Executive Officer on 2 June 2014. Upon hiring Mr. Trowell, Daniel W. Rabun retired as Chief Executive Officer but remained employed by the Company as an executive director to serve as Chairman of the Board of Directors until 18 May 2015. The remuneration disclosed in the table below reflects the total remuneration for Mr. Trowell since his appointment as Chief Executive Officer in June 2014, including prorated annual bonus payout and remuneration for 2019 for the period he served as CEO.

	2019		2018	2017	2016	2015	2014(1)
Total Remuneration	$6,502,955		$6,207,433	$5,906,374	$4,550,662	$4,933,408	$7,758,001
Annual Bonus as a Percentage of Maximum	58%		43%	64%	50%	69%	30%
Performance Awards Vesting as a Percentage of Maximum	—%	(2)	34%	12%	7%	N/A	N/A
____________________

(1)	In connection with Mr. Trowell's hiring, he was granted a make-whole restricted share award subject to a three-year cliff vesting of $4.0 million.

(2)
Mr. Trowell agreed to forfeit all non-vested 2017, 2018 and 2019 cash performance unit awards and any entitlement to restricted share awards in 2019 in exchange for a payment of $5,000,000 upon closing of the Rowan Transaction. See "Executive Compensation Table"

The 2014 remuneration disclosed below reflects the total remuneration for Mr. Rabun for the period he served as a CEO, including a prorated annual bonus payout.

	2014	2013	2012	2011	2010	2009
Total Remuneration	$5,835,655	$9,878,742	$10,188,238	$10,897,191	$7,152,858	$4,619,128
Annual Bonus as a Percentage of Maximum	30%	54%	77%	61%	68%	66%
Performance Awards Vesting as a Percentage of Maximum	30%	40%	66%	43%	77%	57%

Remuneration of Executive Directors - Table A
The compensation paid to our executive director for the fiscal years ended 31 December 2019 and 2018 is reported in the tables below.

Annex 1 - 24

Name	Year	Salary and Fees ($)	Taxable Benefits ($)(3)	Annual Incentives ($)(4)	Long-Term Incentives ($)(5)	Pensions ($)(6)	Other ($)(7)	Total ($)
Thomas P. Burke (1)	2019	676,927	455,044	882,367	—	195,417	3,773,750	5,983,505
Carl G. Trowell(2)	2019	629,168	71,499	802,288	—	—	5,000,000	6,502,955
	2018	801,600	102,007	3,262,722	838,704	—	1,202,400	6,207,433
____________________

(1)	Mr. Burke was appointed to the Board on 11 April 2019.

(2)	Mr. Trowell was appointed to the Board on 2 June 2014.

(3)	Taxable benefits provided to our executive directors include the following:

Name	Year	Group Term Life Insurance	Dividends on Share Awards*	Overseas Allowance**	Other	Total
Thomas P. Burke	2019	$973	$—	449,851	$4,220	$455,044
Carl G. Trowell	2019	$628	$39,413	—	$31,458	$71,499
	2018	$642	$61,285	—	$40,080	$102,007
____________________
* The amounts disclosed in this column represent the dividends or dividend equivalents earned and paid during 2019 and 2018 on the director's unvested restricted shares and share units.

**	The amounts disclosed in this column for Mr. Burke include payments made in regards to relocation, housing allowance, and dependent tuition allowance.

(4)
The amounts disclosed in this column represent the aggregate grant date fair value of restricted share awards or units granted during the respective year and bonuses awarded for the respective years pursuant to the ECIP. No amounts pursuant to the ECIP were deferred.

The following table sets forth information regarding the components of annual incentives earned and restricted share awards granted to our executive directors for the fiscal years ended 31 December 2019 and 2018:

Name	Year	Restricted Share Awards ($)	ECIP ($)	Total ($)
Thomas P. Burke	2019	—	882,367	882,367
Carl G. Trowell*	2019	—	802,288	802,288
	2018	2,500,000	762,722	3,262,722
____________________
* In connection with the employment agreement, Mr. Trowell agreed to forfeit the 2017, 2018 and 2019 performance unit awards and the 2019 restricted shares awards in exchange for a lump sum cash payment of $5,000,000 upon closing of the Rowan Transaction.
During 2019, the Board approved financial, safety performance and STG conditions for our executive officers, including our executive directors, for the 2019 plan year. The ECIP performance measures and actual results for the executive officers for the 2019 plan year were as follows:

Annex 1 - 25

2019 ECIP performance measures

Performance Measure	Weighting	Threshold	Target	Maximum	Actual Results	% of Target Earned
EBITDA (000)(1)	40.0%	$175,000	$220,000	$255,000	$205,700	33.6%
Synergies (000s)	20.0%	$101,800	$121,800	$141,800	$132,000	30.2%
PSI	5.0%	0.15	0.10	0.08	0.03	10.0%
TRIR	5.0%	0.40	0.35	0.30	0.28	10.0%
Downtime - Floaters	5.0%	4.50%	3.50%	3.00%	4.12%	3.5%
Downtime - Jackups	5.0%	2.10%	1.60%	1.35%	1.61%	5.0%
STGs	20.0%	1.00	2.00	3.00	2.402	24.0%
TOTAL AWARD	100.0%					116.3%
Individual award calculation

Executive Officer	2019 Target Opportunity		Weighted % of Target Earned	=	Formula-Derived ECIP Award	+	Discretionary Adjustment ($)	=	Actual ECIP Award
		x
Thomas P. Burke	$758,699		116.3%		$882,367		—		$882,367
Carl G. Trowell	$689,843		116.3%		$802,288		—		$802,288

(5)
The amounts disclosed in this column represent aggregate amounts received or receivable in respect of performance unit awards where final vesting is or was determined as a result of the achievement of performance measures or targets relating to a period ending in the relevant financial year. Please see below for further information on individual award calculations and performance unit awards outstanding at the beginning and end of 2019.

LTIP performance measures

The performance measures and actual results for performance unit awards granted under the LTIP during 2017 for the performance period beginning 1 January 2017 and ending 31 December 2019 were as follows:

Performance Measure	Weight		Threshold	Target	Maximum	Actual Results	% of Target Payout Achieved
Relative TSR	50%	Rank Award Multiplier	5 of 7 0.67	4 of 7 1.00	1 of 7 2.0	6	—%
Relative ROCE	50%	Rank Award Multiplier	5 of 7 0.67	4 of 7 1.00	1 of 7 2.0	3	144%
Performance unit awards granted under the LTIP during 2017 for the performance period beginning 1 January 2017 and ending 31 December 2019 were paid in cash in March 2020. Mr. Burke did not participate in the 2017 LTIP programme. Mr. Trowell forfeited his 2017, 2018 and 2019 performance awards and 2019 share awards in exchange for a payment of $5,000,000 upon closing of the Rowan Transaction. As a result, the executive directors did not receive compensation for the performance unit awards granted under the 2017 LTIP.

(6)	The amount disclosed in this column represents the amount credited in the legacy Rowan Restoration Plan.

(7)	Other benefits provided to our executive directors include the following:

Annex 1 - 26

Name	Year	Lump Sum Cash Payment	Bonus	SERP	Total
Thomas P. Burke	2019	$3,750,000	$—	$23,750	$3,773,750
Carl G. Trowell	2019	$5,000,000	$—	$—	$5,000,000
	2018	$—	$1,202,400	$—	$1,202,400

Performance unit awards - Table B
The following table sets forth information regarding performance unit awards outstanding at the beginning and end of 2019 for our executive director. Our non-executive directors do not receive performance unit awards.

	Date of Grant		End of Period Over Which Qualifying Conditions Must be Fulfilled for Each Award(1)	Grant date Fair Value of Performance Unit Awards at Beginning of FY ($)(2)(3)(4)	Grant date Fair Value of Performance Unit Awards Granted During the FY ($)(2)(3)	Actual Payout Related to Awards Which Vested During the FY ($)	Grant date Fair Value of Performance Unit Awards at End of FY ($)
Carl G. Trowell	3/3/2016	(4)	31/12/2018	2,275,000	—	838,704	—
	6/3/2017		31/12/2019	2,500,000	—	N/A	—	(5)
	5/3/2018		31/12/2020	2,500,000	—	N/A	—	(5)
	6/3/2019		31/12/2021	—	2,500,000	N/A	—	(5)
____________________

(1)
Performance unit awards are measured over a three-year performance period. Any amounts earned under the performance unit awards are not payable until after the close of the performance period. Performance awards are subject to forfeiture if the recipient leaves the Company prior to award payout.

(2)
Grant date fair value for performance unit awards is measured using the estimated probable payout on the grant date. The performance unit awards are based upon financial performance measured over the three-year performance period. Performance unit awards granted in 2019, 2018 and 2017 are denominated and paid in cash. The goals for the performance unit awards granted have three performance bands: a threshold, a target and a maximum. If the minimum threshold for the respective financial performance measure is not met, no amount will be paid for that component. Payments are calculated using straight-line interpolation for performance between the threshold and target and between the target and maximum for each component.

(3)
TSR is defined as dividends paid during the performance period plus the ending share price of the performance period minus the beginning share price of the performance period, divided by the beginning share price of the performance period. The beginning share price is based on the average daily closing price during the quarter preceding the performance period, and the ending share price is based on the average daily closing price of the last quarter of the performance period. ROCE is defined as net income from continuing operations, adjusted for certain nonrecurring gains and losses, plus after-tax net interest expense, divided by total equity as of 1 January of the respective year plus the average of the long-term debt balances as of 1 January and 31 December of the respective year.

(4)	The performance unit award for the performance period beginning 1 January 2016 and ending 31 December 2018 was paid in cash in March 2019.

(5)	Mr. Trowell agreed to forfeit his 2017, 2018 and 2019 performance awards and 2019 share awards in exchange for a payment of $5,000,000 upon closing of the Rowan Transaction.
Remuneration of Non-Executive Directors
The Remuneration Policy, which was approved at the Annual General Meeting on 22 May 2017, will apply until the 2020 Annual General Meeting of Shareholders. The following is a summary of the Current Remuneration Policy as it applies to non-executive directors:

Annex 1 - 27

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity
Fees	Attract and retain qualified candidates.
Reviewed annually by the Board by reference to the median of our compensation peer group companies.
Compensation adjustments, if applicable, are normally effective from on or around 1 June. Adjustments will not ordinarily exceed 10% per annum.
The Chairman of the Board and the chairs of the Audit, Compensation and Nominating, Governance and Sustainability Committees receive additional retainers to compensation for their roles. The additional retainer for the Chairman of the Board and the committee chairs are established by reference to the market median of our compensation peer group companies.
No eligibility for bonuses or retirement benefits.
Compensation also includes an annual award of stock-based compensation under the LTIP that is not subject to performance tests. Annual equity awards made to the Chairman of the Board and to other non-executive directors.

No prescribed maximum annual increase.
Benefits	Attract and retain qualified candidates.	Travel to Board meeting locations or the location of other company business. Eligible to participate in U.S. and U.K. group health and welfare insurance plans.	None

Annex 1 - 28

Non-Executive Directors compensation - Table C
The compensation paid to our non-executive directors for the fiscal years ended 31 December 2019 and 2018 is reported in the tables below. The compensation paid to non-executive directors includes an element of equity-based compensation, designed to provide greater alignment of interests between non-executive directors and the Company's shareholders. This equity-based compensation is not subject to the achievement of performance metrics given the nature of the role performed by the non-executive directors.

Name	Year	Salary and Fees ($)	Taxable Benefits ($)(1)	Annual Incentives ($)(2)	Total ($)
William E. Albrecht	2019	114,583	5,763	200,009	320,355
Frederick Arnold	2019	34,783	2,200	103,826	140,809
Mary E. Francis CBE	2019	100,000	5,097	200,009	305,106
	2018	100,000	3,771	200,006	303,777
Georges J. Lambert	2019	38,587	1,113	111,477	151,177
Suzanne P. Nimocks	2019	105,417	11,592	200,009	317,018
Thierry Pilenko	2019	91,667	5,306	200,009	296,982
Keith O. Rattie	2019	120,000	16,810	200,009	336,819
	2018	120,000	15,695	200,006	335,701
Paul E. Rowsey, III	2019	112,747	20,092	200,009	332,848
	2018	210,000	22,417	275,018	507,435
Charles L. Szews	2019	97,455	18,209	200,009	315,673
J. Roderick Clark	2019	75,412	13,776	200,009	289,197
	2018	115,000	19,750	200,006	334,756
Roxanne J. Decyk	2019	2,747	2,721	—	5,468
	2018	100,000	17,431	200,006	317,437
C. Christopher Gaut	2019	75,000	7,222	200,009	282,231
	2018	100,000	7,542	200,006	307,548
Jack E. Golden	2019	2,747	2,098	—	4,845
	2018	100,000	3,998	200,006	304,004
Gerald W. Haddock	2019	2,747	3,234	—	5,981
	2018	100,000	19,155	200,006	319,161
Francis S. Kalman	2019	2,747	2,799	—	5,546
	2018	100,000	16,339	200,006	316,345
Phil D. Wedemeyer	2019	2,747	2,374	—	5,121
	2018	100,000	8,170	200,006	308,176

Annex 1 - 29

(1)
Taxable benefits provided to our non-executive directors include dividends on non-vested restricted share awards, payments made by the Company on the behalf of the directors for contributions to group health and welfare insurance and payments made by the Company to reimburse directors for business expenses incurred in connection with the attendance of Board meetings in the U.K., which are subject to U.K. income tax.

The payments made by the Company to each director during 2019 and 2018 as reimbursement for business expenses incurred in connection with the attendance of Board meetings in the United Kingdom, which are subject to U.K. income tax are as follows:

Name	2019	2018
William E. Albrecht	$5,241	$—
Fredrick Arnold	$—	$—
Mary E. Francis CBE	$3,258	$191
Georges J. Lambert	$1,113	$—
Suzanne P. Nimocks	$2,999	$—
Thierry Pilenko	$5,306	$—
Keith O. Rattie	$6,674	$3,792
Paul E. Rowsey, III	$8,871	$9,043
Charles L. Szews	$5,455	$—
J. Roderick Clark	$5,946	$7,847
Roxanne J. Decyk	$1,332	$5,528
C. Christopher Gaut	$6,638	$5,300
Jack E. Golden	$1,545	$1,892
Gerald W. Haddock	$1,845	$7,252
Francis S. Kalman	$1,410	$4,436
Phil D. Wedemeyer	$1,911	$6,544

(2)	The non-executive director amounts disclosed in this column represent the aggregate grant date fair value of restricted share units granted during the respective year.

Annex 1 - 30

Time-vested restricted shares - Table D
The following table sets forth information regarding the number and amount of restricted share awards outstanding at the beginning and end of the fiscal year ended 31 December 2019 for each director serving on the Board during 2019:

	Date of Grant	End of Period Over Which Qualifying Conditions Must be Fulfilled for Each Award(1)		Restricted Shares/Units Outstanding at Beginning of FY (#)	Restricted Shares/Units Granted During the FY (#)	Restricted Shares/Units Which Vested During the FY (#)	Market Price Per Share on Date of Grant ($)	Market Price Per Share on Vesting of Award ($)	Income Realised Upon Vesting ($)	Restricted Shares/Units Outstanding at End of FY (#)
Thomas P. Burke	11/4/2019	(2)	(2)	—	575,743	—	15.88	N/A	N/A	575,743
Carl G. Trowell	3/3/2016	3/3/2019	(3)	19,061	—	19,061	43.72	16.88	321,750	—
	6/3/2017	6/3/2020	(3)	43,268	—	21,634	38.52	16.88	365,182	21,634
	5/3/2018	5/3/2021	(3)	133,833	—	44,611	18.68	17.36	774,447	89,222
	6/3/2019	N/A	(4)	—	148,104	N/A	N/A	N/A	N/A	—
William Albrecht	11/4/2019	(2)	(2)	—	12,686	—	15.88	N/A	N/A	12,686
	3/6/2019	3/6/2020	(8)	—	22,806	—	8.77	N/A	N/A	22,806
Frederick Arnold	4/12/2019	4/12/2020	(5)	—	23,437	—	4.43	N/A	N/A	23,437
Mary E. Francis CBE	1/6/2016	1/6/2019	(3)	1,727	—	1,727	38.60	8.37	14,455	—
	1/6/2017	1/6/2020	(3)	5,274	—	2,637	25.28	8.37	22,072	2,637
	1/6/2018	1/6/2021	(3)	7,599	—	2,533	26.32	8.37	21,201	5,066
	3/6/2019	3/6/2020	(5)	—	22,806	—	8.77	N/A	N/A	22,806
Georges J. Lambert	4/12/2019	4/12/2020	(5)	—	25,164	—	4.43	N/A	N/A	25,164
Suzanne P. Nimocks	11/4/2019	(2)	(2)	—	31,583	1,498	15.88	8.63	12,928	30,085
	3/6/2019	3/6/2020	(5)	—	22,806	—	8.77	N/A	N/A	22,806
Thierry Pilenko	11/4/2019	(2)	(2)	—	19,380	—	15.88	N/A	N/A	19,380
	3/6/2019	3/6/2020	(8)	—	22,806	—	8.77	N/A	N/A	22,806
Keith O. Rattie	1/6/2016	1/6/2019	(3)	1,727	—	1,727	38.60	8.37	14,455	—
	1/6/2017	1/6/2020	(3)	5,274	—	2,637	25.28	8.37	22,072	2,637
	1/6/2018	1/6/2021	(3)	7,599	—	2,533	26.32	8.37	21,201	5,066
	3/6/2019	3/6/2020	(5)	—	22,806	—	8.77	N/A	N/A	22,806
Paul E. Rowsey, III	1/6/2016	1/6/2019	(3)	2,375	—	2,375	38.60	8.37	19,879	—
	1/6/2017	1/6/2020	(3)	7,252	—	3,626	25.28	8.37	30,350	3,626
	1/6/2018	1/6/2021	(3)	10,449	—	3,483	26.32	8.37	29,153	6,966
	3/6/2019	3/6/2020	(5)	—	22,806	—	8.77	N/A	N/A	22,806
Charles L. Szews	11/4/2019	(2)	(2)		7,574	1,498	15.88	8.63	12,928	6,076
	3/6/2019	3/6/2020	(5)	—	22,806	—	8.77	N/A	N/A	22,806
J. Roderick Clark	1/6/2016	1/6/2019	(3)	1,727	—	1,727	38.60	8.37	14,455	—
	1/6/2017	12/11/2019	(6)	5,274	—	5,274	25.28	(7)	34,017	—
	1/6/2018	12/11/2019	(6)	7,599	—	7,599	26.32	(7)	44,150	—
	3/6/2019	12/11/2019	(6)	—	22,806	22,806	8.77	4.53	103,311	—
Roxanne J. Decyk	1/6/2016	11/4/2019	(6)	1,727	—	1,727	38.60	16.37	28,271	—
	1/6/2017	11/4/2019	(6)	5,274	—	5,274	25.28	16.37	86,335	—
	1/6/2018	11/4/2019	(6)	7,599	—	7,599	26.32	16.37	124,396	—
C. Christopher Gaut	1/6/2016	1/6/2019	(3)	1,727	—	1,727	38.60	8.37	14,455	—
	1/6/2017	12/11/2019	(6)	5,274	—	5,274	25.28	(7)	34,017	—
	1/6/2018	12/11/2019	(6)	7,599	—	7,599	26.32	(7)	44,150	—
	3/6/2019	12/11/2019	(6)	—	22,806	22,806	8.77	4.53	103,311	—

Annex 1 - 31

	Date of Grant	End of Period Over Which Qualifying Conditions Must be Fulfilled for Each Award(1)		Restricted Shares/Units Outstanding at Beginning of FY (#)	Restricted Shares/Units Granted During the FY (#)	Restricted Shares/Units Which Vested During the FY (#)	Market Price Per Share on Date of Grant ($)	Market Price Per Share on Vesting of Award ($)	Income Realised Upon Vesting ($)	Restricted Shares/Units Outstanding at End of FY (#)
Jack E. Golden	6/10/2017	11/4/2019	(6)	2,250	—	2,250	22.72	16.37	36,833	—
	1/11/2017	11/4/2019	(6)	3,966	—	3,966	21.92	16.37	64,923	—
	1/6/2018	11/4/2019	(6)	7,599	—	7,599	26.32	16.37	124,396	—
Gerald W. Haddock	1/6/2016	11/4/2019	(6)	1,727	—	1,727	38.60	16.37	28,271	—
	1/6/2017	11/4/2019	(6)	5,274	—	5,274	25.28	16.37	86,335	—
	1/6/2018	11/4/2019	(6)	7,599	—	7,599	26.32	16.37	124,396	—
Francis S. Kalman	1/6/2016	11/4/2019	(6)	1,727	—	1,727	38.60	16.37	28,271	—
	1/6/2017	11/4/2019	(6)	5,274	—	5,274	25.28	16.37	86,335	—
	1/6/2018	11/4/2019	(6)	7,599	—	7,599	26.32	16.37	124,396	—
Phil D. Wedemeyer	1/11/2017	11/4/2019	(6)	3,966	—	3,966	21.92	16.37	64,923	—
	1/6/2018	11/4/2019	(6)	7,599	—	7,599	26.32	16.37	124,396	—
________________

(1)	The end of period date noted in the table above refers to the date on which all restricted share awards and units for the grant identified have vested.

(2)	Upon close of the Rowan Transaction, legacy Rowan shares were exchanged for Valaris shares. The shares were granted on the basis of original vesting schedules.

(3)	Restricted share units granted to non-executive directors between 2016 and 2019 vest (restrictions lapse) at a rate of 33% each year over a three-year period or upon retirement from the Board.

(4)
Under his 2019 employment agreement, Mr. Trowell agreed to forfeit all outstanding performance unit awards and the 2019 shares awards granted to him in exchange for a payment of $5,000,000 upon the closing of the Rowan Transaction.

(5)	Restricted share units granted in the form of time-vested restricted shares that vest after one year.

(6)	Shares vested upon retirement from Board.

(7)
Mr. Clark's and Mr. Gaut's shares outstanding shares were accelerated this year due to the Rowan Transaction. As a result, 2,637 and 2,533 of the 2017 and 2018 share awards vested on 1 June 2019 at a market price of $8.37 the remaining 2,637 and 5,066 shares vested on 11 November 2019 at a market price of $4.53.

(8)	Restricted share units granted in the form of deferred restricted shares that vest after one year. The shares are considered exercised at the time the board member retires.
Other remuneration
We assumed the Rowan Pension Plan in connection with the Rowan Transaction. The Rowan Pension Plan is a qualified defined benefit plan under the U.S. Internal Revenue Code in which Mr. Burke participates. The Rowan Pension Plan was fully frozen effective as of 30 June 2018, both as to the entry of new participants and as to additional pay credits.
Agreements with directors
There are no agreements or letters of appointment in place with our non-executive directors. All directors are subject to annual nomination by the Board and re-election by our shareholders.
Mr. Trowell’s Employment Agreement
Concurrently with the execution of the transaction agreement with Rowan, Mr. Trowell entered into an employment agreement with ENSCO Services Limited (the "Trowell Employment Agreement"). The Trowell Employment Agreement provides that Mr. Trowell will serve as Executive Chairman for a term expiring on 11 October 2020. The Trowell Employment Agreement became effective upon the closing of the transaction and supersedes in its entirety

Annex 1 - 32

Mr. Trowell's previous employment agreement. The unexpired term of the Trowell Employment Agreement as of 24 April 2020 is 5 months 17 days.
Mr. Burke’s Employment Agreement
Concurrently with the execution of the transaction agreement with Rowan, Mr. Burke entered into an employment agreement with Rowan Companies, Inc., ENSCO Global Resources Limited and Valaris (solely for purposes of guaranteeing the payments and obligations under the employment agreement) (the ‘‘Burke Employment Agreement’’).
The Burke Employment Agreement has an initial term of two years and became effective upon the closing of the transaction. As such, the unexpired term of the Burke Employment Agreement is, as of 27 April 2020, approximately 1 year and 2 weeks. The term is automatically extended each year for one additional year unless Mr. Burke is provided written notice of non-renewal at least ninety days prior to the then-applicable term.
Waiver of Equity Award Acceleration. Mr. Burke’s change in control agreement provides for single-trigger equity award acceleration upon a change in control (as described above). The Burke Employment Agreement modified the treatment of Mr. Burke’s equity awards under his change in control agreement. Time-vesting awards held by Mr. Burke as of the closing date of the Rowan Transaction did not accelerate solely due to the closing. Performance-based awards held by Mr. Burke as of the Rowan Transaction closing were treated in accordance with the transaction agreement. Upon a termination without ‘‘Cause’’, resignation for ‘‘Good Reason’’ or due to Mr. Burke’s death or disability, in each case that occurs during the three-year period after the closing (such period, the ‘‘Protection Period’’), then (i) equity awards will fully vest and (ii) vested stock options and stock appreciation rights will be exercisable until the earlier of (A) the second anniversary after the termination or (B) the original maximum term of the stock option or stock appreciation right. Equity awards held by Mr. Burke will also fully accelerate upon the occurrence of a subsequent change in control. However, if a change in control occurs after the Protection Period, then there will be no single-trigger acceleration with regard to equity awards granted after the closing date if the award agreements for such awards provide for double-trigger vesting.
Cash Compensation. The Burke Employment Agreement provides for an annual base salary of $950,000. Mr. Burke will also be eligible to participate in an annual short-term incentive bonus plan with a target opportunity of 110% of his annual base salary. On December 3, 2019, Mr. Burke requested a 10% reduction of his annual base salary, reducing it to $855,000 per annum commencing effective as of 1 January 2020. This reduction had a corresponding effect on Mr. Burke’s annual incentive opportunity, annual equity opportunity, and severance entitlements.
Cash Sign-On Bonus. In consideration of Mr. Burke’s (i) waiver of single trigger vesting for certain equity awards subject to time-based vesting only as of the closing date, (ii) waiver of certain rights in connection with a change in control or a resignation for ‘‘Good Reason,’’ (iii) waiver of certain severance payments upon a change in control under his existing change in control agreement and (iv) relocation from the United States to the UK and the associated cost of living and tax burden associated with such move, Mr. Burke will receive a one-time, lump-sum cash payment of $3,750,000 as a sign-on bonus. In the event Mr. Burke’s employment terminates as a result of his resignation without Good Reason or a termination for Cause, in each case during the three-year period immediately following the date of the transaction agreement, Mr. Burke will be required to immediately re-pay the signing bonus, on a pro-rata basis, net of any taxes paid thereon.
Equity-Based Compensation. Mr. Burke will be eligible to receive equity awards under Valaris’s long-term incentive award plans and programmes. For the two years after the closing date, Mr. Burke will be eligible to receive equity awards from Valaris with a target annual award level of not less than 500% of his base salary on terms and conditions no less favourable than those applicable to executive officers of Valaris generally.
Benefits. Mr. Burke will be eligible to participate in the employee benefit plans of Valaris. This will include participation in Valaris’s expatriate assignment and tax equalisation policy as applied to Valaris expatriate employees in London generally, which will entitle Mr. Burke to the following benefits: (i) a cost of living allowance of $25,000 per year; (ii) a housing allowance equal to $160,000 annually; (iii) education reimbursement of up to $45,000 per child per year; (iv) reimbursement for Mr. Burke’s and each of his eligible dependents for one home leave roundtrip airline ticket and ground transportation (airport transfer) per year; and (v) reimbursement for tax preparation services. In the event Mr. Burke’s principal place of employment is relocated, Mr. Burke will also receive a payment in the amount of $20,000, along with such other relocation benefits provided under Valaris’s relocation policy.
Severance Payments and Benefits. Upon a termination of the Burke Employment Agreement without Cause or a resignation for Good Reason, Mr. Burke would be eligible to receive severance payments and benefits, subject to his execution and non-revocation of a release of claims. He would only be eligible to receive such payments and benefits

Annex 1 - 33

under the Burke Employment Agreement if he is not eligible to receive benefits under his change in control agreement. Commencing on the third anniversary of the closing of the transaction, Mr. Burke would be eligible to receive the following payments and benefits: (i) an amount in cash equal to two times his base salary; (ii) an amount in cash equal to two times the ‘‘Average Bonus Amount’’ (i.e., the greater of: (A) the average of the combined annual bonus awards received by Mr. Burke pursuant to Valaris’s annual incentive plan in the three calendar years immediately before the date of termination (including the annual bonus awards received from Rowan) and (B) Mr. Burke’s target annual bonus for the year during which the termination of employment occurs); (iii) a pro-rated portion of the annual bonus award that Mr. Burke would have earned had he remained employed through the end of the fiscal year in which the date of termination occurs based upon actual performance for such year (and, to the extent there is any discretionary component thereof, with the discretionary aspects being determined at not less than the target level); (iv) continued coverage in the employer provided medical, dental and vision plans available to Mr. Burke and his eligible dependents immediately prior to the date of termination, to the extent such coverage is elected by Mr. Burke pursuant to COBRA, for a period of twenty four months following the date of termination; (v) if before, upon the commencement of or during the term of the Burke Employment Agreement, Mr. Burke was required to relocate his principal place of employment outside of the United States, reimbursement of the reasonable cost of return relocation-related expenses (not including make-whole payments for any loss incurred on the sale of Mr. Burke’s principal residence); and (vi) any of Mr. Burke’s unvested equity, equity-based or long-term incentive awards granted under any equity or long-term incentive plans of Valaris or Rowan will immediately become 100% vested in all of the rights and interests then held by Mr. Burke, provided, however, that unless a provision more favourable to the Executive is included in an applicable award agreement, all performance-based awards will remain subject to attaining the applicable performance goals and conditions. Until the third anniversary of the closing of the transaction, Mr. Burke will be eligible for severance under his change in control agreement.
Share ownership guidelines
Equity accumulation by our directors is encouraged, and we have specific share ownership guidelines, which are included in the Valaris Corporate Governance Policy. As respects non-executive directors, within five years of appointment to the Board, each such director should hold a number of vested and unvested shares of the Company having a value of at least five times the director's annual retainer. As respects named executive officers, guidelines specific to the position in question shall apply within five years of appointment to the position. Our executive director should hold a number of vested and unvested shares having a fair market value of at least six times his or her base salary. Each executive and non-executive director was in compliance with these guidelines at the end of 2019.

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Directors' interest in shares - Table E
The interest of the current directors in office as of 31 December 2019 in shares and share incentives are shown in the table below.

Name	Unvested Restricted Shares/Units held as of 31 Dec 2019	Unvested and Vested Deferred Restricted Shares/Units held as of 31 Dec 2019	Unrestricted Shares held as of 31 Dec 2019	Vested Unexercised Options & SARs held as of 31 Dec 2019	Unvested Unexercised Options & SARs held as of 31 Dec 2019	Unearned Performance Unit Awards held as of 31 Dec 2019	Total Awards held as of 31 Dec 2019

Executive Director
Thomas P. Burke	575,743	—	222,576	72,057	244,025	—	1,114,401
Carl G. Trowell	110,856	—	256,538	—	—	—	367,394
Non-executive Directors
William E. Albrecht	—	35,492	16,857	—	—	—	52,349
Fredrick Arnold	23,437		—	—	—	—	23,437
Mary E. Francis CBE	30,509		9,643	—	—	—	40,152
Georges J. Lambert	25,164		—	—	—	—	25,164
Suzanne P. Nimocks	22,806	30,085	19,120	—	—	—	72,011
Thierry Pilenko	—	42,186	687	—	—	—	42,873
Keith O. Rattie	30,509		15,515	—	—	—	46,024
Paul E. Rowsey, III	33,398		30,594	—	—	—	63,992
Charles L. Szews	22,806	6,076	18,295	—	—	—	47,177
Statement of change in pay of Chief Executive Officer compared with employees
The table below summarises the percentage change in salary, taxable benefits and annual incentives of the Chief Executive Officer and our employee population, as defined below, for the fiscal years ended 31 December 2019 and 2018.
Mr. Burke became our President and Chief Executive Officer on 11 April 2019 upon the closing of the Rowan Transaction. At this time, Mr. Trowell retired as Chief Executive Officer but remained employed by the Company as an executive director to serve as Chairman of the Board of Directors. Therefore, total remuneration during 2019 reflects remuneration for Messrs. Burke and Trowell during the period they served as Chief Executive Officer, including prorated annual bonus payouts.

	Chief Executive Officer	Employees
	Percentage Change (2019 vs 2018)	Percentage Change (2019 vs 2018)(1)
Salary	13.4%	2.1%
Taxable Benefits(2)	(57.6)%	4.7%
Annual Incentives	11.6%	2.7%
___________________

(1)	We selected our Corporate salaried employee population for this comparison based upon the duties of these employees, the locations where they work and the structure of their remuneration.

(2)
Taxable benefits for Mr. Trowell and Mr. Burke consist of: dividends paid on restricted share awards; payments in lieu of participation in the Ensco Savings Plan and the SERP, equal to the amounts Valaris would have contributed to those plans; group term life insurance; and tax preparation fees. Taxable benefits for employees consist primarily of: dividends paid on restricted share awards and overseas allowances to the extent paid to any given employee.

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Relative importance of spend on pay
The table below shows the overall spend on employee pay, dividend payments and capital expenditures for the fiscal years ended 31 December 2019 and 2018.

	2019	2018	Percentage Change
Employee Pay	$760,100,000	$564,500,000	35%
Dividend Payments	$4,500,000	$17,900,000	(75)%	(2)
Capital Expenditures(1)	$227,000,000	$426,700,000	(47)%
___________________

(1)	Capital Expenditures consist of expenditures on new rig construction, rig enhancement and minor upgrades and improvements, which are an essential part of our business.

(2)	Decrease in dividend payments as the Board of Directors determined that we will not pay a regular quarterly cash dividend starting in the second quarter of 2019.

UK Chief Executive Officer pay ratio

We used the single figure remuneration (Option A in the relevant regulations) to determine the employees whose remuneration packages sit at the lower, median and upper quartile positions, as of December 31, 2019, across the UK workforce as this in our view is the most transparent way to calculate and compare the remuneration of the comparator employees. We have calculated the annual remuneration relating to 2019 for the three identified employees on the same basis as the CEO's total remuneration for 2019 in the single figure table, to produce the ratios below:

Quartile Position	Employee Job Title	Employee Base Salary	Total Remuneration	CEO Pay Ratio
Lower	Floorhand	$60,599	$60,599	1-to-104
Median	Welder	$76,243	$76,243	1-to-83
Upper	Electrician	$108,411	$108,411	1-to-58

We believe that the median pay ratio is consistent with the pay, reward and progression policies for our UK employees. The base salary and total remuneration levels for our CEO and the representative employee for each quartile position are competitively positioned within the relevant markets and reflect the operation of our remuneration structures which are effective in appropriately incentivising staff.

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2020 implementation statement (period from 1 January 2020 to 31 December 2020)
Non-Executive Director Remuneration
For 2020, our non-executive director compensation will consist entirely of a cash-based retainer paid quarterly. Non-executive directors are not expected to receive any equity compensation in 2020.
Base salary, benefits, employer matching and profit sharing programmes for executive directors
Base salary, benefits and employer matching and profit sharing programmes were implemented in line with the Current Remuneration Policy.
2020 ECIP and LTIP awards for executive directors
Given the ongoing impact of the COVID-19 crisis on the global market for oil and on the broader economy, the Compensation Committee has elected at the time of this report to keep the terms of ECIP and LTIP awards to be granted in respect of 2020 under review in order to allow it to respond to the developing situation (which may involve incentivizing directors by reference to bespoke performance metrics and targets under the ECIP and/or LTIP). Any awards granted in respect of 2020 will naturally be in line with the Remuneration Policy set out at Annex 1-1 to 1-20.
Given the disclosure of the Compensation Committee’s current thinking as to the 2020 ECIP and LTIP awards in this report may give Valaris’ competitors a market advantage, the Compensation Committee considers it in the best interests of shareholders not to disclose information relating to the ECIP and LTIP awards (in particular, relevant performance metrics and targets) at the current time on the grounds of commercial sensitivity. The Compensation Committee remains committed to an open and transparent dialogue with its shareholders and undertakes to disclose the relevant performance metrics in its first Directors’ Remuneration Report following the point at which it decides this information is no longer commercially sensitive.
Shareholder voting on remuneration matters
The Board values shareholders' input on the design of our employee compensation programmes. The Board believes that our programmes are structured to deliver realised pay that is commensurate with performance and that we have a pay for performance approach to executive pay that holds management accountable for producing profitable growth. The Board also believes that we have adopted multiple compensation governance "best practices."
At our last annual general meeting of shareholders held on 20 May 2019, we received 288,306,461 votes in favour of our Directors' Remuneration Report, 5,146,156 votes in opposition and 1,874,459 abstentions, for total support of 98.2% of the votes cast on the proposal and total opposition of 1.8% of the votes cast on the proposal.
Please see "2020 implementation statement" above for a description of other compensation changes being implemented in 2020.
The Directors' Remuneration Report was approved by the Board of Directors on 24 April 2020 and was signed on its behalf by:

Thomas P. Burke
Director, President and Chief Executive Officer

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ANNEX 2
Ensco plc 2018 Long-Term Incentive Plan
(As Effective May 21, 2018)

SECTION 1
GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

Section 1.1    Background and Purpose
Ensco plc, a public limited company incorporated under the laws of England and Wales (the “Company”), has adopted this plan document, entitled “Ensco plc 2018 Long-Term Incentive Plan” (the “Plan”), effective as of May 21, 2018 (the “Effective Date”). This Plan applies to all Incentive Awards granted on or after the Effective Date.
The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase shareholder value by: (a) encouraging the commitment of selected key Employees, (b) motivating superior performance of key Employees by means of long-term performance related incentives, (c) encouraging and providing key Employees with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s shareholders, (d) attracting and retaining key Employees by providing competitive compensation opportunities, and (e) enabling key Employees to share in the long-term growth and success of the Company.
The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
As of the Effective Date, the granting of new incentive awards under the Prior Plans will not be permitted. On and after the Effective Date, any Released Prior Plan Shares will become immediately available for grants of Incentive Awards under this Plan and thus will not be available for grants under any Prior Plan.
Section 1.2     Definitions
The following terms will have the meanings set forth below:
(a)Affiliate means any Subsidiary and any other entity that, directly or through one or more intermediaries, is controlled by the Company, as determined by the Committee.

(b)Applicable Law means the requirements relating to the administration of equity-based Incentive Awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Incentive Awards are, or will be, granted under the Plan, including regulations and other authoritative guidance issued thereunder by the appropriate governmental authority, as determined by the Committee.

(c)Board means the then-current board of directors of the Company.

(d)Cash Award means any Incentive Award granted to a Grantee under the Plan that is not valued by reference to, or otherwise based upon, Common Stock.

(e)Cause, when used in connection with the termination of a Grantee’s Employment, unless otherwise provided in the applicable Incentive Agreement, means the termination of the Grantee’s Employment by the Company or any Affiliate by reason of:

(1)the occurrence of any act or omission by the Grantee that results in the Grantee’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude, or, where such Grantee is resident outside the US, the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of any crime by Grantee (other than a road traffic offence for which no custodial sentence is given);

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(2)the breach by the Grantee of any policy or written agreement with the Company or any of its Subsidiaries, including, without limitation, the Company’s Code of Business Conduct Policy and any employment or non-disclosure agreement;

(3)the Committee’s determination that the Grantee failed to substantially perform the Grantee’s material duties (other than a failure resulting from the Grantee’s illness or incapacity);

(4)the Grantee’s commission of an act of fraud, embezzlement, misappropriation, intentional misconduct or gross negligence, or breach of fiduciary duty against the Company or any of its Subsidiaries; or

(5)the Committee’s determination that the Grantee willfully failed to carry out or comply with any lawful and reasonable material directive of the Board or the Grantee’s immediate supervisor.

(f)    CEO means the then-current Chief Executive Officer of the Company.

(g)    Change in Control means a Change in Control of the Company, which will be deemed to have occurred upon any of the following events: (i) a change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of Shares that, together with Shares held by such person or persons acting in concert, constitutes more than fifty percent (50%) of the total voting power of the Shares; (ii) a majority of the members of the Board is replaced during any twelve (12)-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of appointment or election; or (iii) a sale of all or substantially all of the assets of Company.
Notwithstanding the foregoing, a “Change in Control” of the Company will not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which the beneficial owners of the voting Shares immediately before such transaction or series of transactions continue to have a majority of the direct or indirect ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, either (a) own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, or (b) are the ultimate Parent with direct or indirect ownership of all of the voting Shares after such transaction or series of transactions.
For further clarification, a “Change in Control” of the Company will not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions effected for the purpose of changing the place of incorporation or form of organization of the Company or the ultimate Parent of the Company and its Subsidiaries.
Further, in the case of any item of income under an Incentive Award to which the foregoing definition would otherwise apply with the effect that the tax under Code Section 409A would apply or be imposed on income under such Incentive Award, but where such tax would not apply or be imposed if the meaning of the term “Change in Control” met the requirements of Code Section 409A(a)(2)(A)(v), then the term “Change in Control” herein will mean, but only with respect to the income so affected, a transaction, circumstance or event that constitutes a “Change in Control” (as defined above) and that also constitutes a “change in control event” within the meaning of Treasury Regulation §1.409A-3(i)(5).
The Committee will have full and final authority, which will be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) will be consistent with such regulation.
(h)    Code means the U.S. Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority.

(i)    Committee means the Compensation Committee of the Board or such other committee of Directors or other individuals satisfying Applicable Law as appointed by the Board, or by the Compensation Committee, to administer the Plan. To the extent that the Board or an authorized individual acts under the Plan in accordance with a power of the Committee, pursuant to Applicable Law, all rights, powers and authorities vested in the Committee under the Plan with respect thereto will instead be exercised by the Board or such authorized individual, and thus any reference in the Plan to the Committee in such context will be deemed to include a reference to the Board or such authorized individual when acting in such capacity.

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(j)    Common Stock means the Class A ordinary shares of the Company, nominal value U.S. $0.10 per share, and any class of ordinary shares into which such Class A ordinary shares may hereafter be converted, reclassified or recapitalized.

(k)    Company means Ensco plc, a public limited company incorporated under the laws of England and Wales, and any successor in interest thereto.

(l)    Date of Grant means the effective date on which an Incentive Award is made to a Grantee as set forth in the applicable Incentive Agreement; provided, however, that for compliance with Section 16 of the Exchange Act or other Applicable Law, the Date of Grant for an Incentive Award will be the date of shareholder approval of the Plan if such date is later than the effective date of such Incentive Award, as applicable.

(m)    Director means a Board member.

(n)    Disability means, unless otherwise defined in the Incentive Agreement, a permanent and total disability (as defined in Code Section 22(e)(3)), whereby the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee will submit to any reasonable examination(s) required by such physician upon request. Notwithstanding the foregoing provisions of this paragraph, in the event that an Incentive Award is subject to Code Section 409A, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Code Section 409A, the definition of “Disability” for purposes of such Incentive Award will be the definition of “disability” provided under Code Section 409A if and to the extent inconsistent with the above definition.

(o)    Dividend Equivalent Right means the right of the Grantee to receive the equivalent value (in cash or in Shares) based on dividends paid on Shares, with respect to the Shares specified in the Grantee’s Incentive Award as if such Shares were held by the Grantee.

(p)    Effective Date means May 21, 2018.

(q)    Employee means either: (i) where the employee is resident outside the United Kingdom, any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) including, without limitation, officers who are members of the Board; or (ii) where the employee is resident in the United Kingdom, any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 230(1) of the UK Employment Rights Act 1996.

(r)    Employment means that the individual is employed as an Employee by the Company or any Parent, Subsidiary, or other Affiliate, or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship will be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of an Employee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of an Employee from Employment by any Parent or Subsidiary to Employment by the Company, will be deemed to be a termination of Employment. Moreover, the Employment of an Employee will not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement and/or any leave of absence from active Employment on account of maternity leave, paternity leave, adoption leave and/or shared parental leave under a right offered to such Employee under Applicable Law.
Notwithstanding anything herein to the contrary, for purposes of the Plan, the termination of Employment of an Employee will not result in the payment of any amount hereunder that is subject to, and not exempt under, Code Section 409A, unless such termination of Employment constitutes a “separation from service” as defined under Code Section 409A. All determinations hereunder regarding Employment or termination of Employment, and separation from service for purposes of Code Section 409A, will be made by the Committee in its discretion.

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(s)    Equity Restructuring means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof).

(t)    Exchange Act means the U.S. Securities Exchange Act of 1934, as amended, and as interpreted by the rules, regulations and other authoritative guidance issued thereunder by the appropriate governmental entity.

(u)    Fair Market Value for a Share as of a particular date means and will be determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in a source that the Committee deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in a source that the Committee deems reliable; or (iii) without an established market for the Common Stock, the Committee will determine the Fair Market Value in its discretion.

(v)    Good Reason means (unless a different definition of “Good Reason” is provided in the applicable Incentive Agreement (in which case such definition will apply with respect to the awards issued under that agreement)) the occurrence of one or more of the following events (without the Grantee’s express written consent):
(1)    a material diminution in the Grantee’s authority, duties or responsibilities within the Company and its Subsidiaries immediately prior to the Change in Control;
(2)    a material (i.e., at least ten percent (10%)) reduction in the Grantee’s base salary or bonus compensation formula in effect immediately prior to the Change in Control;
(3)    a material reduction in employee benefits, on an aggregated basis, as compared to the coverage or benefits to which the Grantee was entitled immediately prior to the Change in Control under the same or similar plans, programs or policies after the Change in Control; or
(4)    for any shore-based, non-expatriate Grantee, a geographical relocation of the Grantee’s principal office location by more than 50 miles.
In the event of the occurrence of any of the above listed events and in the event the Grantee wishes to resign from his or her Employment on the basis of occurrence of such event, the Grantee will give notice of the proposed resignation, and the successor entity will have a period of thirty (30) days following its receipt of such notice to remedy the breach or occurrence giving rise to such proposed resignation. In the event the successor entity fails to so remedy said breach or occurrence by expiration of said thirty (30)-day period, the Grantee will be deemed to have resigned from his or her Employment for Good Reason for purposes of Section 7.8.
(w)    Grantee means any Employee who is granted an Incentive Award under the Plan.

(x)    Host Country means the country or residence of the Company or its Subsidiary which has the legal relationship of employer and employee with the Grantee.
(y)    Immediate Family means with respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(z)    Incentive Agreement means an agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 7.1. The agreement may be in the form of an award deed and may be written or electronic as determined by the Committee. No officer or director will execute an Incentive Agreement for himself or herself on behalf of the Company.

(aa)    Incentive Award means any grant under the Plan to a Grantee of a Nonstatutory Stock Option, ISO, SAR, RSA, RSU, Other Stock-Based Award, Cash Award, or Dividend Equivalent Right.

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(bb)    Insider means, while the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, Director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(cc)    ISO means a stock option granted by the Committee to a Grantee under Section 2, which is designated by the Committee as an incentive stock option and is intended to qualify as an incentive stock option under Code Section 422.

(dd)    Nonstatutory Stock Option means a stock option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an ISO.

(ee)    Option Price means the exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(ff)    Other Stock-Based Award means an Incentive Award granted by the Committee to a Grantee under Section 5.1 that is valued, in whole or in part, by reference to, or is otherwise based upon, Common Stock, and is payable in cash or in Shares.

(gg)    Parent means any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).

(hh)    Performance-Based Award means a grant of an Incentive Award under the Plan pursuant to Section 6.

(ii)    Performance Criteria means the business criteria that are specified by the Committee pursuant to Section 6 for an Incentive Award, with the satisfaction of such business criteria during the Performance Period being required in order for the grant and/or vesting of the Incentive Award to occur, as specified in the applicable Incentive Agreement.

(jj)    Performance Period means a period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award.

(kk)    Person means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

(ll)    Plan means the Ensco plc 2018 Long-Term Incentive Plan, as effective on the Effective Date, which is set forth herein and as it may be amended from time to time.

(mm)    Plan Maximum means the “Plan Maximum” as defined in Section 1.4.

(nn)    Prior Plans means (i) the Ensco plc 2012 Long-Term Incentive Plan (the “2012 LTIP”), and (ii) the Ensco International Incorporated 2005 Long-Term Incentive Plan, As Revised and Restated on December 22, 2009 and As Assumed by Ensco plc as of December 23, 2009 (the “2005 LTIP”), each as amended from time to time. The terms and conditions of the 2012 LTIP and the 2005 LTIP will each continue to apply to and govern the determination, exercise and payment of the respective stock options and other awards granted under the 2012 LTIP and the 2005 LTIP, as applicable, prior to the Effective Date.

(oo)    Publicly Held Corporation means a corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(pp)    Recapitalization means any event in which the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure.

(qq)    Released Prior Plan Share means any Share under a Prior Plan that is the subject of an outstanding stock option or other type of stock incentive award under the Prior Plan, which stock incentive award, on or after the Effective Date is forfeited or terminated, expires unexercised, or in any other manner causes the Share covered by such stock incentive award to be returned to the share pool under the Prior Plan, as determined under the rules in Section 1.5.

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(rr)    Restricted Stock means one or more Shares of Common Stock that are issued or transferred to a Grantee pursuant to Section 3, and are subject to certain vesting or other restrictions as set forth in the Plan and in the Grantee’s Incentive Agreement.

(ss)    Restriction Period means the period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted or is subject to a “substantial risk of forfeiture” under Code Section 83 for a Grantee who is subject to U.S. income taxation under the Code.

(tt)    RSA means a “restricted stock award,” which is an authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

(uu)    RSU means a “restricted stock unit,” which is a right granted to a Grantee pursuant to Section 4 which entitles the Grantee to receive one Share, or an amount in cash or other consideration determined by the Committee to be of equal value as of the settlement date, subject to certain vesting conditions and other restrictions as set forth in the Plan or in the Grantee’s Incentive Agreement.

(vv)    Rule 16b-3 means Rule 16b-3 as promulgated under the Exchange Act.

(ww)    SAR means a “stock appreciation right” as described in Section 2.3.

(xx)    SAR Price means the exercise price of each Share covered by a SAR, as determined on its Date of Grant.
(yy)    Securities Act means the U.S. Securities Act of 1933, as amended.

(zz)    Share means a share of Common Stock.

(aaa)    Share Pool means the number of Shares authorized for issuance under Section 1.4, as adjusted for (i) awards and payouts under Section 1.5 and (ii) changes and adjustments as described in Section 7.6.

(bbb)    Spread means the difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(ccc)    Stock Option means pursuant to Section 2, (i) an ISO or (ii) a Nonstatutory Stock Option. In accordance with Code Section 422, only an Employee may be granted an ISO.

(ddd)    Subsidiary means any entity (whether a corporation, partnership, joint venture or other form of entity), other than the Company, whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain; except that, with respect to the issuance of ISOs, the term “Subsidiary” will have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.

(eee)    Tax Equalization or Hypothetical Tax means the methodology established by the Company, either through general personnel policies or specific agreement, to neutralize, in whole or in part, the tax consequences to Employees assigned to locations outside of the Employee’s home country.

(fff)    Unallocated Prior Plan Shares means any Share that was authorized for issuance under the share pool for a Prior Plan, but such Share, as of the Effective Date, is not subject to an outstanding stock incentive award under such Prior Plan.

(ggg)    Withholding Taxes means any amounts withheld from the Grantee by the Company or any Affiliate (i) to meet the obligation of the Company or any of its Subsidiaries with respect to withholding of taxes or social security contributions imposed by the Host Country or country of the Grantee’s residence or citizenship, as applicable, upon any taxable event for the Grantee arising as a result of any Incentive Award, or (ii) to meet the obligation of the Grantee, if any, to the Company or any of its Subsidiaries under the Company’s Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto.

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Section 1.3     Plan Administration
(a)Authority of the Committee. To the extent Applicable Law permits, the Board may delegate any or all of its powers under the Plan to the Committee or officers of the Company or any of its Subsidiaries. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time. Except as may be limited by Applicable Law and subject to the provisions herein, the Committee will have the complete power and authority to (i) select Grantees who will participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee will make all other determinations which may be necessary or advisable for the administration of the Plan.

(b)Decisions Binding. All determinations and decisions of the Committee will be made in its discretion pursuant to the provisions of the Plan, and will be final, conclusive and binding on all Persons including the Company, its shareholders, employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to the Plan or any Incentive Award need not be uniform and may be made selectively among Incentive Awards, Grantees and other Persons, whether or not such Incentive Awards are similar or such Persons are similarly situated.

(c)Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements under Section 8.7 or as otherwise required, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, and (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A or is not exempt under Code Section 409A (unless otherwise determined by the Committee). With respect to an Incentive Award that is an ISO, no adjustment thereto will be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award will be made to the extent such modification results in any Stock Option having an exercise price that is less than 100% of the Fair Market Value per Share on the Date of Grant (110% for Grantees of ISOs who are 10% or greater shareholders pursuant to Section 1.7(b)). With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3, Code Section 422, the rules of the New York Stock Exchange or any other national stock exchange or inter-dealer quotation system upon which the Common Stock is listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee will have the sole discretion and authority to grant Incentive Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Incentive Awards.

(d)Delegation of Authority. To the extent consistent with Applicable Law, the Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time, including, without limitation, the authority to recommend Grantees and the forms and terms of their Incentive Awards.
(e)Limitation of Liability. The Committee and each member thereof will be entitled to, in good faith, rely or act upon any report, opinion, calculation or other information furnished by any officer or employee of the Company or an Affiliate, the Company’s independent certified public accountants, legal counsel or other advisors to the Company, or any consultant, attorney, accountant or other advisor retained by the Committee to assist in the administration of the Plan. No individual who is or was a member of the Board or the Committee or who has otherwise been delegated authority under the Plan, will be liable for any act, omission, interpretation, decision, construction or determination made in good faith in connection with the Plan or any Incentive Award. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company or any Affiliate will be liable to any Grantee, former Grantee, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Incentive Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as a director, officer, employee or agent of the Company or any Affiliate.

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(f)Indemnification. Each individual who is or was a member of the Board or the Committee or who has otherwise been delegated authority under the Plan will, to the fullest extent permitted by law, be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which such individual may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such individual will, to the fullest extent permitted by law, be indemnified by the Company for all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by such individual in satisfaction of any judgment in any such action, suit, or proceeding against such individual, provided that such individual will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which each such individual may be entitled (i) under the Company’s Articles of Association, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company or any Affiliate, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company or any Affiliate may have to indemnify them or hold them harmless.

(g)Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, will be paid by the Company.

Section 1.4    Share Reserve of Common Stock Available for Incentive Awards

(a)    Subject to adjustment under Section 7.6, there will be available for Incentive Awards that are granted wholly or partly in Shares (including rights or Stock Options that may be exercised for or settled in Shares) any Unallocated Prior Plan Shares and any Released Prior Plan Shares, plus an additional 14,900,000 (FOURTEEN THOUSAND AND NINE HUNDRED) Shares (together, the aggregate number of such Shares is referred to as the “Plan Maximum”). Pursuant to Section 1.5(c), the number of such reserved Shares for Incentive Awards granted under the Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Shares or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, will again immediately become available for grants of Incentive Awards hereunder.

(b)    Any Shares that are subject to Awards of Stock Options will be counted against the Plan Maximum as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Stock Options will be counted against the Plan Maximum as two (2) Shares for every one (1) Share granted.
(c)    Subject to adjustment under Section 7.6, the aggregate number of Shares that may be issued upon exercise of ISOs will be 14,900,000 (FOURTEEN THOUSAND AND NINE HUNDRED) of the Shares reserved pursuant to the previous paragraph.
The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Share reserve as it deems appropriate but only to the extent consistent with the foregoing provisions of this Section 1.4.

Section 1.5    Share Pool Adjustments for Awards and Payouts
(a)    Incentive Awards will reduce the number of Shares authorized for issuance under the Share Pool in accordance with the ratio in Section 1.4(b).

(b)    In certain circumstances, Shares subject to an Incentive Award will not be issued or transferred to a Grantee, or will be reacquired by the Company. Such Shares will no longer be charged against the Share reserve in Section 1.4, and may be used thereafter for grants of additional Incentive Awards under the Plan. The following additional parameters will apply:

(1)To the extent an Incentive Award is settled or paid in cash, Shares subject to such Incentive Award will not be considered to have been issued and thus will not be applied against the Share reserve in Section

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1.4.
(2)To the extent that any outstanding Incentive Award that is to be settled in Shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions thereof, or otherwise terminates without an issuance of Shares being made, the Share reserve in Section 1.4 will be credited with the number of Shares covered thereby and such Shares may be made subject to future Incentive Awards under the Plan.
(3)If an Incentive Award may be settled in Shares or cash, such Shares will be deemed issued only when and to the extent that settlement or payment is actually made in Shares. To the extent an Incentive Award is settled or paid in cash, and not Shares, any Shares previously reserved for issuance pursuant to such Incentive Award will again be deemed available for issuance under Section 1.4, and the Share reserve in Section 1.4, will be reduced only by the number of Shares actually issued and transferred to the Grantee.
(4)Notwithstanding the foregoing: (A) Shares withheld or tendered to pay Withholding Taxes or to purchase Shares upon the exercise of an Incentive Award (by either actual delivery or attestation of the Shares) will not again be available for the grant of Incentive Awards under the Plan, and (B) the full number of Shares subject to an Incentive Award that is a Stock Option or SAR which is settled by the issuance of Shares will be counted against the Share reserve in Section 1.4, regardless of the number of Shares actually issued upon the settlement of such Stock Option or SAR. Shares delivered by a Grantee to the Company to satisfy Withholding Taxes will be treated in the same way as Shares withheld or deducted from an Incentive Award (as specified above) and thus will not be available for future grants from the Share reserve under Section 1.4.

(5)Upon exercise of a SAR, or the exercise of a Stock Option by means of a net settlement, the number of Shares subject to the Incentive Award that are then being exercised will be counted against the Share reserve in Section 1.4, on the basis of one Share for every Share subject thereto, regardless of the actual number of Shares, if any, used to settle the Incentive Award upon exercise.

(6)Any Shares repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the Share reserve in Section 1.4.

(7)The payment of Dividend Equivalent Rights in cash in conjunction with any outstanding Incentive Awards will not be counted against the Share reserve in Section 1.4.

(c)    On and after the Effective Date, any Released Prior Plan Share will be credited to the Share reserve in Section 1.4 when the Share becomes a Released Prior Plan Share, and thus becomes available at that time to be applied for grants of Incentive Awards under this Plan, subject to the terms and conditions of this Plan only and not any Prior Plan.

Section 1.6    Shares Available
The Shares available for issuance or transfer under the Plan will be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued, or (c) to be purchased or acquired by the Company or an employee benefit trust. No fractional shares will be issued under the Plan; payment for fractional shares will be made in cash.
Section 1.7    Participation
(a)    Eligibility. Incentive Awards may be granted only to an individual who, at the time of grant, is an Employee. The Committee will from time to time designate those Employees, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which will be granted to each such individual, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

(b)    ISO Eligibility. ISOs may only be granted to Employees. In addition, no Employee will be eligible for the grant of any ISO who owns or would own immediately before the grant of such ISO, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary as determined under Code Section 422. This restriction does not apply if, at the time such

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ISO is granted, the ISO exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant and the ISO by its terms is not exercisable after the expiration of five (5) years from the Date of Grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) will apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph will be construed consistent with the requirements of Code Section 422.

Section 1.8    Types of Incentive Awards
The types of Incentive Awards under the Plan are Stock Options, SARs, RSAs, RSUs, Other Stock-Based Awards, Cash Awards or any combination of the foregoing.

Section 1.9    Minimum Vesting Requirements
Except with respect to Shares not to exceed five percent (5%) of the Plan Maximum, no Award which vests on the basis of the Grantee’s continued Employment shall vest earlier than one year following its Date of Grant, and no Award which vests on the basis of attainment of Performance Criteria shall provide for a Performance Period of less than one year.

SECTION 2
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

Section 2.1    Grant of Stock Options
The Committee is authorized to grant Stock Options to Grantees, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee will determine in its discretion. Successive grants may be made to the same Grantee regardless of whether any Stock Option previously granted to such person remains unexercised.
Section 2.2    Stock Option Terms
(a)Grant. Each grant of a Stock Option will be evidenced by an Incentive Agreement, which will specify the number of Shares to which it pertains. Among its other provisions, each Incentive Agreement will set forth the extent to which the Grantee will have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions will be determined in the discretion of the Committee and included in the Grantee’s Incentive Agreement, and they need not be uniform among all Stock Options issued pursuant to the Plan or to the same Grantee.

(b)Exercise Price. The exercise price per Share under each Stock Option will be (i) not less than 100% of the Fair Market Value per Share on its Date of Grant and (ii) specified in the Incentive Agreement; provided, however, if the Grantee of an ISO is a 10% or greater shareholder pursuant to Section 1.7(b), the exercise price for the ISO will not be less than 110% of the Fair Market Value on the Date of Grant. Each Stock Option will specify the method of exercise which will be consistent with Section 2.4(a).
(c)Term. In the Incentive Agreement, the Committee will fix the term of each Stock Option, but not to exceed (i) ten (10) years from the Date of Grant for ISO grants or (ii) five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b). In the event no term is set out in the Incentive Agreement, the term of the Stock Option will be ten (10) years from the Date of Grant.

(d)Exercise. The Committee will determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment, the Performance Criteria or any other requirements to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such particular terms and conditions of the Stock Option will be set forth in the Grantee’s Incentive Agreement. A Stock Option cannot be exercised after the end of the term of the Stock Option.

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(e)$100,000 Annual Limit on ISOs. Notwithstanding any contrary provision in the Plan, a Stock Option designated as an ISO will be an ISO only to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by the Grantee during any single calendar year (under the Plan and all other plans of the Company and its Subsidiaries or Parent as determined under Code Section 424) does not exceed $100,000. This limitation will be applied by taking ISOs into account in the order in which they were granted and will be construed in accordance with Code Section 422(d). To the extent that a Stock Option intended to constitute an ISO exceeds the $100,000 limitation (or other limitation under Code Section 422), the portion of the Stock Option that exceeds such limitation will be deemed a Nonstatutory Stock Option. In such event, all other terms and provisions of such Stock Option grant will remain unchanged.
(f)No Reloads. Incentive Agreements for Stock Options will not contain any provision entitling a Grantee to the automatic grant of additional Stock Options in connection with the exercise of the original Stock Option.
Section 2.3    SARs

(a)    Grant. The Committee may grant SARs to any Grantee. The terms and conditions of each SAR will be evidenced by an Incentive Agreement. A SAR is the right to receive an amount equal to the Spread with respect to a Share upon the exercise of the SAR. SARs may be granted in tandem with the grant of a Stock Option, in which case the Incentive Agreement will provide that (1) the SAR will be cancelled when and to the extent the related Stock Option is exercised and (2) the exercise of the SAR will result in the surrender of the right to purchase the Share under the Stock Option as to which the SAR was exercised. Alternatively, SARs may be granted independently of Stock Options, in which case the grant of SARs will be evidenced by an Incentive Agreement. Any SARs granted under the Plan are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.

(b)    General Provisions. The SAR price per Share will not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant of the SAR. The term of the SAR will be determined by the Committee but will not be greater than ten (10) years from the Date of Grant. The Committee will not include any feature for the deferral of compensation other than deferral of the recognition of income until exercise of the SAR.
(c)    Exercise. SARs will be exercisable subject to Section 2.4 or such other terms and conditions as the Committee will specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the Date of Grant, except in the event of the death or Disability of such Grantee which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.
(d)    Settlement. Upon exercise of the SAR, the Grantee will receive an amount equal to the Spread. The Spread, less applicable withholdings, will be payable in cash, Shares, or some combination of cash and Shares, within 30 calendar days of the exercise date.

Section 2.4    Stock Option and SAR Exercises
(a)    Method of Exercise. Stock Options and SARs may be exercised by delivering to the Company a written notice of exercise, in a form the Committee approves (which may be electronic), signed by the person authorized to exercise the Stock Option or SAR, together with, as applicable, payment in full (i) as specified in Section 2.4(b) for the number of Shares for which the Incentive Award is exercised and (ii) as specified in Section 8.3 for any applicable taxes. Unless otherwise determined by the Committee, a Stock Option or SAR may not be exercised for a fraction of a Share.
Dispositions to a broker effecting a “cashless exercise” are not exempt under Section 16 of the Exchange Act while the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002, as determined by the Committee.
(b)    Payment upon Exercise. Subject to any Company insider trading policy (including blackout periods) or other Applicable Law, unless otherwise determined by the Committee in its discretion, the exercise price of a Stock Option must be paid by:

(1)cash, wire transfer of immediately available funds or by check payable to the order of the Company; or

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(2)as consistent with Applicable Law, if the Company is a Publicly Held Corporation at the time of exercise, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Grantee’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Committee.

(c)    Delivery of Shares. As soon as practicable after receipt of a written notification of exercise and full payment, the Company will deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.
(d)    Transfer of Stock Options. Subject to Section 7.4, during the lifetime of a Grantee, each Stock Option granted to the Grantee will be exercisable only by the Grantee (or his or her legal guardian in the event of his or her Disability) or by a broker-dealer acting on his or her behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.4(a).

(e)    Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees or (ii) any Applicable Law. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee will deem advisable to assure compliance with Applicable Law.
Any Grantee or other Person exercising an Incentive Award will be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any Person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.
(f)    Notification of Disqualifying Disposition of Shares from ISOs. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares acquired upon the exercise of an ISO by a sale or exchange either (i) within two (2) years after the date of the grant of the ISO under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him or her pursuant to exercise, will promptly notify the Company of such disposition, the amount realized and his or her adjusted basis in such Shares.
(g)Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan will be used for general corporate purposes.

SECTION 3
RESTRICTED STOCK AWARDS

Section 3.1    Award of Restricted Stock
(a)Grant. Each grant of an RSA will be evidenced by an Incentive Agreement. Shares of Restricted Stock may be awarded by the Committee with such restrictions during the Restriction Period as the Committee will designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock will be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the Date of Grant. Any RSA may, at the time of grant, be designated by the Committee as a Performance-Based Award.

(b)Immediate Transfer without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each RSA will constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee. Shares subject to an RSA may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee or Company, until such time as the restrictions on transfer have expired. All such terms and conditions will be set forth in the Grantee’s Incentive Agreement.

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The Company or Committee (or their delegates) will issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.
(c)Dividends. A Grantee holding an RSA will be entitled to all ordinary cash dividends paid with respect to such Shares without regard to any vesting requirements, unless the Committee provides otherwise in the Incentive Agreement. In addition, unless the Committee provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.
(d)Stock Certificates. The Company may require that the Grantee deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.

(e)Voting Rights. A Grantee holding Shares of Restricted Stock will be entitled to all voting rights in such Shares, unless the Committee provides otherwise in the Incentive Agreement.

(f)Other Terms and Conditions. Unless provided otherwise in the Grantee’s Incentive Agreement for an RSA, (i) the Grantee will not be entitled to delivery of the stock certificate until the forfeiture restrictions have expired, (ii) the Company will retain custody of the Shares until the forfeiture restrictions have expired, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of or encumber the Shares until the forfeiture restrictions have expired, (iv) a breach of the terms and conditions in the Grantee’s Incentive Agreement will result in a forfeiture of the RSA, and (v) with respect to the payment of any dividend (or Dividend Equivalent Right) with respect to Shares subject to an RSA directly to the Grantee, each such dividend (or Dividend Equivalent Right) will be paid no later than the end of the calendar year in which the dividends (or Dividend Equivalent Rights) are paid to shareholders of such class of shares or, if later, the fifteenth day of the third month following the date the dividends (or Dividend Equivalent Rights) are paid to shareholders of such class of shares. At the time an RSA is granted, the Committee may, in its discretion, prescribe in the Grantee’s Incentive Agreement such additional terms, conditions, or restrictions relating to RSAs, including, but not limited to, rules pertaining to the termination of Employment (by retirement, disability, death, or otherwise) of the Grantee prior to expiration of the forfeitures restrictions.
(g)Committee’s Discretion to Accelerate Vesting of RSAs. Upon the event that the Committee exercises its discretion to fully vest any or all Shares subject to an RSA, all forfeiture restrictions applicable to such RSA will terminate as of such date. Any action by the Committee pursuant to this paragraph may vary among individual Grantees and may vary among the RSAs held by any individual Grantee.
(h)Requirement to Enter into Tax Election. Where a Grantee is resident in the United Kingdom, the Committee may require the Grantee to make or enter into a valid election with his or her or her employer under Section 431 of the UK Income Tax (Earnings and Pensions) Act 2003 to disapply the provisions of Chapter 2 of Part 7 of that Act in respect of any Shares awarded as part of an RSA.

Section 3.2    Restrictions
(a)    Issuance of Certificates. Reasonably promptly after the Date of Grant with respect to Shares of Restricted Stock, the Company may cause to be issued a stock certificate, which is registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company will not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate will bear the following legend or any other legend approved by the Company:
The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Ensco plc 2018 Long-Term Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Ensco plc. A copy of the Plan and Incentive Agreement are on file in the main corporate office of Ensco plc.
Such legend will not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

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(b)    Removal of Restrictions. The Committee, in its discretion, will have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in Applicable Law or another change in circumstance arising after the Date of Grant of the Restricted Stock, such action is necessary or appropriate.

Section 3.3    Delivery of Shares
Subject to Withholding Taxes under Section 8.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied will be delivered to the Grantee or other appropriate recipient free of restrictions.

SECTION 4
RESTRICTED STOCK UNITS

Section 4.1    Grant of RSUs
The Committee may grant RSUs to a Grantee, as selected in the discretion of the Committee, in such amounts as will be determined by the Committee in its discretion. Each grant of RSUs will be evidenced by an Incentive Agreement that sets forth the number of RSUs covered by the Incentive Award and the terms, conditions, restrictions and other provisions applicable to the RSUs as may be specified by the Committee consistent with the terms of the Plan, including, as applicable, provisions relating to compliance with, or exemption under, Code Section 409A. The Committee may award RSUs to a Grantee that are payable in Shares or cash, or in a combination thereof. Any RSU may, at the time of grant, be designated by the Committee as a Performance-Based Award.
Section 4.2    Restrictions and Lapse of Restrictions on RSUs
RSUs will be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Committee may impose in the Grantee’s Incentive Agreement. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of Performance Criteria, upon the satisfaction of continued service requirements, or otherwise, as determined by the Committee and set forth in the Grantee’s Incentive Agreement.
Section 4.3    Settlement of RSUs
RSUs will become payable to a Grantee at the time or times set forth in the Incentive Agreement, which may be upon or following vesting of the Incentive Award. RSUs may be paid in cash, Shares or a combination thereof, as determined by the Committee and set forth in the Grantee’s Incentive Agreement, subject to any applicable Withholding Taxes.
Section 4.4    No Rights as a Shareholder
The Grantee will have no rights as a shareholder with respect to any Incentive Award of RSUs until such time as Shares are paid and delivered to the Grantee in settlement of the RSUs pursuant to the terms of Grantee’s Incentive Agreement.

Section 4.5    Dividend Equivalents
If the Committee provides in the Grantee’s Incentive Agreement, a grant of RSUs may include Dividend Equivalent Rights. Dividend Equivalent Rights (a) may be paid currently or credited to an account for the Grantee, (b) may be settled in cash or Shares, (c) need not be subject to the same restrictions on transferability and forfeitability as the RSUs with respect to which the Dividend Equivalent Rights are granted, and (d) will be subject to such terms and conditions as prescribed for the Dividend Equivalent Rights in the Grantee’s Incentive Agreement.

SECTION 5
OTHER AWARDS
Section 5.1    Grant of Other Stock-Based Awards
Other Stock-Based Awards may be awarded by the Committee to any Grantee that are payable in Shares or in cash, as determined in the discretion of the Committee. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares

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awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Affiliate, or a division, business unit, or department of the Company or an Affiliate, and settlement in cancellation of rights of any Person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Affiliate. The purchase price, if any, for Shares issued pursuant to an Other Stock-Based Award will be determined by the Committee in its discretion.
As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to, or in tandem with, any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.
Section 5.2    Grant of Cash Awards
Cash Awards may be awarded by the Committee to any Grantee as determined in the discretion of the Committee to be consistent with the goals of the Company or Affiliate. Any Cash Award may be granted as an element of, or supplement to, any other Incentive Award under the Plan.
Section 5.3    Cash Award and Other Stock-Based Award Terms

(a)    Grant. Each grant of a Cash Award or Other Stock-Based Award will be evidenced by an Incentive Agreement. All terms and conditions of a Cash Award or Other Stock-Based Award will be determined by the Committee and set forth in the Grantee’s Incentive Agreement. An Other Stock-Based Award or Cash Award will also be available as a payment form in the settlement of other Incentive Awards, as standalone payments and as payment in lieu of compensation to which a Grantee is otherwise entitled. Any Other Stock-Based Award or Cash Award may be paid in Shares, cash or other property, as the Committee determines and, subject to the provisions of the Plan, the Committee will determine the terms and conditions of each such Incentive Award, including any purchase price, Performance Criteria, transfer restrictions, vesting conditions, and payment terms, which will be set forth in the Incentive Agreement.
(b)    Purchase Price. Except if a Cash Award or Other Stock-Based Award is (i) granted in substitution for an outstanding Incentive Award or (ii) delivered upon exercise of a Stock Option, but only to the extent permitted under the Plan, the amount of consideration required to be received by the Company will be either (A) no consideration other than services rendered (in the case of authorized and unissued Shares), or to be rendered, by the Grantee, or (B) as otherwise specified in the Incentive Agreement; provided however, that any such grant is permitted under Applicable Law.

(c)    Performance Criteria and Other Terms. The Committee may specify Performance Criteria or other terms for (i) vesting of a Cash Award or Other Stock-Based Award and (ii) payment thereof to the Grantee, as the Committee may determine in its discretion pursuant to Section 6.

Section 5.4    Dividend Equivalent Rights
The Committee may grant a Dividend Equivalent Right to any Grantee, either as a component of another Incentive Award or as a separate Incentive Award. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional dividend equivalents). Any such reinvestment will be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. The terms and conditions of a Dividend Equivalent Right will be specified in the respective Incentive Agreement.
SECTION 6
PERFORMANCE BASED AWARDS AND PERFORMANCE CRITERIA
Section 6.1    Performance Criteria
As determined by the Committee at the time of grant, a Performance-Based Award may be granted subject to performance objectives relating to one or more of the following Performance Criteria:
(a)earnings (including, without limitation, total shareholder return, earnings per Share or earnings before or after taxes);

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(b)return measures (including, without limitation, return on invested capital, return on assets, capital, equity, investment or sales);
(c)cash flow (including, without limitation, operating cash flow, free cash flow or cash flow return on capital or investments);
(d)share price (including, without limitation, growth measures and total shareholder return);
(e)operating metrics; (including, without limitation, operational downtime, rig utilization, days sales outstanding, project completion time, budget goals, and similar matters);
(f)safety performance and/or incident rate;
(g)technology, efficiency, corporate responsibility or human resources management targets;
(h)strategic team goals; and
(i)any other performance criteria, objective or goal that has been approved by the Committee in its discretion.
Performance Criteria may be (1) applied to the Company, any Subsidiary, or any division or operating unit of the Company or a Subsidiary; and (2) stated in absolute terms or relative to comparison companies or indices.
The Performance Criteria (1) will be specified in the applicable Incentive Agreement; (2) need not be applicable to all Incentive Awards; and (3) may be particular to an individual Grantee’s function, Affiliate or business unit. The Committee may establish the Performance Criteria of the Company, any Affiliate or business unit, as determined and designated by the Committee, in its discretion, in the Grantee’s Incentive Agreement for the Performance-Based Award.
Section 6.2    Adjustments of Performance-Based Awards
The Committee may provide in any Performance-Based Award that any evaluation of performance will exclude or otherwise objectively adjust for any specified event that occurs during a Performance Period, including, without limitation, the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other Applicable Law, or provisions affecting reported results; (d) accruals and charges for reorganization and restructuring programs; (e) acquisitions or divestitures; (f) foreign exchange gains and losses; (g) extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification Topic 225.20, “Income Statement - Extraordinary and Unusual Items” (or any successor thereto); (h) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (i) any gain or loss from a discontinued operation; (j) goodwill impairment charges; (k) any amounts accrued by the Company or Subsidiaries pursuant to management bonus plans or cash profit sharing plans and related employer payroll taxes for the fiscal year; (l) any discretionary or matching contributions made to a savings and deferred profit-sharing plan or deferred compensation plan for the fiscal year; (m) interest, expenses, taxes, depreciation and depletion, amortization and accretion charges; (n) mark-to-market adjustments for financial instruments; and (o) changes in business strategy impacting timing and magnitude of financial operating goals, including, but not limited to, expenses, operating cash flow, and balance sheet goals.
Unless otherwise determined by the Committee, the Performance Criteria in respect of a Performance-Based Award will be deemed to exclude the impact of the following events or occurrences for such Performance Period: (i) the effect of changes in tax law or other such laws or regulations affecting reported results; (ii) any change in accounting principles; and (iii) events of force majeure beyond the Company’s control, such as acts of God, wars (declared or undeclared), insurrections, hostilities, strikes, lockouts, riots, floods, fires, storms, industrial disturbances, acts of the public enemy, sabotage, blockades, landslides, lightning, earthquakes, washouts, arrests and restraints of rulers and peoples, civil disturbances, explosions, breakage or accidents to machinery, equipment, facilities or lines of pipe and subsequent repairs, freezing of wells, pipe or other facilities, partial or entire failure of wells, pipe or other facilities, and action or restraint by court order or public or governmental authority.
Section 6.3    Discretionary Adjustments
The Committee may increase or decrease the payment for any Performance-Based Award after the commencement of the Performance Period. The Committee may exercise discretion to determine that the portion of a Performance-Based Award actually earned, vested or payable (as applicable) will be more or less than the portion that would be earned, vested or payable based solely upon application of the applicable Performance Criteria as set forth in the Grantee’s Incentive Agreement.

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SECTION 7                                            PROVISIONS RELATING TO PLAN PARTICIPATION
Section 7.1    Incentive Agreement
(a)    Terms. Each Grantee to whom an Incentive Award is granted will be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement will contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) will not disclose any confidential information acquired during Employment with the Company, (b) will abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) will not interfere with the employment or other service of any employee, (d) will not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) will forfeit an Incentive Award if terminated for Cause, (f) will not be permitted to make an election under Code Section 83(b) when applicable (or will be subject to certain restrictions or requirements if making such an election), and (g) will be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement will include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee.
(b)    Clawback or Forfeiture. The Committee may specify in an Incentive Agreement that the Grantee’s rights, payments, and benefits with respect to an Incentive Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of the Incentive Award. Such events may include, but will not be limited to, termination of Employment with or without Cause, violation of material policies of the Company or its Affiliate, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Grantee, or other conduct by the Grantee that is detrimental to the business or reputation of the Company or its Affiliate.
(c)    Consideration. Unless otherwise determined by the Committee and set forth in the applicable Incentive Agreement, Incentive Awards will be granted for no cash consideration or for such minimal cash consideration as may be required by Applicable Law.

Section 7.2    No Employment Rights Conferred
Nothing in the Plan or any instrument executed pursuant to the Plan will create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.
Section 7.3    Securities Requirements
The Company will be under no obligation to effect the registration or qualification, as applicable, of any Shares to be issued hereunder pursuant to the Securities Act or any other Applicable Law, or to effect similar compliance under any state securities laws. Notwithstanding anything herein to the contrary, the Company will not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all Applicable Law and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.
The Committee may, in its discretion, defer the effectiveness of any exercise or settlement of an Incentive Award in order to allow the issuance of Shares to be made pursuant to a registered transaction or pursuant to an exemption from registration or other methods for compliance available under Applicable Law. The Committee will inform the Grantee in writing of its decision to defer the effectiveness of the exercise or settlement of an Incentive Award. During the period that the effectiveness of the exercise or settlement of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw any applicable exercise election and obtain the refund of any amount paid with respect thereto.

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If the Shares issuable on exercise or settlement of an Incentive Award are not registered under the Securities Act or other Applicable Law, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act or any other Applicable Law:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
Section 7.4    Transferability
Incentive Awards granted under the Plan will not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, that only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of the Grantee’s Immediate Family members, (iii) a partnership in which the Grantee’s Immediate Family members are the only partners, or (iv) any other entity owned solely by the Grantee’s Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 7.4, (C) subsequent transfers of transferred Nonstatutory Stock Options will be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47 (or its successor). Following any permitted transfer, the Nonstatutory Stock Option will continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided, however, the term “Grantee” will be deemed to refer to the transferee. The events of termination of Employment, as set out in Section 7.7 and in the Incentive Agreement, will continue to be applied with respect to the original Grantee, and the Incentive Award will be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.
Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee will remain subject to Withholding Taxes upon exercise. In addition, the Company and the Committee will have no obligation to provide any notices to any Grantee or any permitted transferee of an Incentive Award, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of Employment.
Except as otherwise provided in Sections 421 or 422 of the Code, an ISO will not be transferable other than by will or the laws of descent and distribution.
The designation by a Grantee of a beneficiary of an Incentive Award will not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution will be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 7.4 will be void and ineffective. All determinations under this Section 7.4 will be made by the Committee in its discretion.
Except as provided in this Section 7.4, Incentive Awards may be exercised during the lifetime of the Grantee only by the Grantee or by the Grantee’s legally authorized representative as determined by the Committee.
Section 7.5    Rights as a Shareholder
(a)    No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for the grant of an RSA, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) will have no rights as a shareholder with respect to any Shares covered by the Incentive Award until the issuance of a stock certificate or other record of ownership for such Shares.
(b)    Representation of Ownership. In the case of the exercise of an Incentive Award by a Person acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require

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reasonable evidence as to the ownership of such Incentive Award or the authority of such Person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.
Section 7.6    Change in Stock and Adjustments
(a)    Changes in Law or Circumstances. Subject to (i) Section 7.8 (which only applies in the event of a Change in Control) and (ii) Section 7.6(c) (which relates to adjustments following a Recapitalization of the Company or a subdivision or consolidation of Shares), in the event of any change in Applicable Law or any change in circumstances which results in or would result in dilution of any rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its discretion, that such change equitably requires an adjustment in the number or kind of capital stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment will be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but will not result in the grant of any Stock Option with an exercise price that is less than 100% of the Fair Market Value per Share on the Date of Grant. The Board or the Committee will give notice to each applicable Grantee of such adjustment, which will be effective and binding.

(b)    Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company or an Affiliate, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.
(c)    Recapitalization of the Company or Subdivision or Consolidation of Shares.
(1)In the event that the Company subdivides or consolidates Shares as discussed in the following paragraphs of this Section 7.6(c)(1), then the terms of an Incentive Award and the number of Shares authorized pursuant to Section 1.4 will be subject to adjustment in accordance with the following provisions:

(A)If, at any time, or from time to time, the Company will subdivide as a whole (by reclassification, by a Share split, by the issuance of a distribution on Shares payable in Shares, or otherwise) the number of Shares then outstanding into a greater number of Shares, then: (1) the maximum number of Shares available for the Plan or in connection with Incentive Awards as provided in Section 1.4 will be increased proportionately, and the kind of shares or other securities available for the Plan will be appropriately adjusted, (2) the number of Shares (or other kind of shares or securities) that may be acquired under any then outstanding Incentive Award will be increased proportionately, and (3) the price (including the exercise price) for each Share (or other kind of shares or securities) subject to then outstanding Incentive Awards will be reduced proportionately, all without changing the aggregate purchase price or value as to which outstanding Incentive Awards remain exercisable or subject to restrictions; or

(B)If, at any time, or from time to time, the Company will consolidate as a whole (by reclassification, by reverse Share split, or otherwise) the number of Shares then outstanding into a lesser number of Shares, then: (1) the maximum number of Shares available for the Plan or in connection with Incentive Awards as provided in Section 1.4 will be decreased proportionately, and the kind of Shares or other securities available for the Plan will be appropriately adjusted, (2) the number of Shares (or other kind of Shares or securities) that may be acquired under any then outstanding Incentive Award will be decreased proportionately, and (3) the price (including the exercise price) for each Share (or other kind of Shares or securities) subject to then outstanding Incentive Awards will be increased proportionately, all without changing the aggregate purchase price or value as to which outstanding Incentive Awards remain exercisable or subject to restrictions.

(C)Whenever the number of Shares subject to outstanding Incentive Awards and the price for each Share subject to outstanding Incentive Awards are required to be adjusted as provided in this Section 7.6(c)(1) the Committee will promptly prepare a notice setting forth, in reasonable detail, (1) the event requiring adjustment, (2) the amount of the adjustment, (3) the method by which such adjustment was calculated, and (4) the change in price and the number of Shares, other securities, cash or property purchasable subject to each Incentive Award, after giving effect to such adjustments. The Committee will promptly provide each affected Grantee with such notice.

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(D)Adjustments under Section 7.6(c)(1)(A) and (B) above will be made by the Committee, and its determination as to what adjustments will be made and the extent thereof, will be final, binding and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments.
(2)If the Company undergoes a Recapitalization without the occurrence of a Change in Control, the number and class of Shares covered by an Incentive Award previously granted and outstanding at such time will be adjusted so that such Incentive Award will thereafter cover the number and class of Shares and securities to which the holder would have been entitled pursuant to the terms of the Recapitalization if, immediately prior to the Recapitalization, the holder had been the holder of record of the number of Shares then covered by such Incentive Award and, moreover, the Share limitations provided in Section 1.4 will be adjusted in a manner consistent with the Recapitalization.

(d)    Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 7.6 and subject to Section 7.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, will not affect, and no adjustment by reason thereof will be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, Shares attributable to RSAs will be treated in the same manner for such purpose as outstanding unrestricted Shares.

(e)    Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or the Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or any other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action will be upon such terms and conditions as the Board or the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award will be treated as an outstanding Incentive Award under the Plan and will thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company will reduce the Shares available for grants as provided in Section 1.4.

(f)    Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, in the event of an Equity Restructuring, the Committee may determine that each Grantee will be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which the Grantee would have received had the Grantee exercised the Incentive Award immediately prior to such Equity Restructuring, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares attributable to RSAs will be treated in the same manner as unrestricted outstanding Shares.
Notwithstanding the previous paragraphs of this Section 7.6(f), but subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, to the extent applicable, in the event of an Equity Restructuring, the Committee will have the right and power to effectuate one or more of the following alternatives in its discretion, with respect to outstanding Incentive Awards, which may vary among individual Grantees and may vary among Incentive Awards held by any individual Grantee:
(1)    cancel, effective immediately prior to the occurrence of the Equity Restructuring, an outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Equity Restructuring over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) will be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Equity Restructuring if (A) the Grantee is an Insider, (B) the Company is subject to Section 16 of the Exchange Act, and (C) such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in

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that event, the provisions hereof will be applicable to such Incentive Award after the expiration of six (6) months from the Date of Grant; or
(2)    provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Equity Restructuring (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incidental thereto, make an equitable adjustment as determined by the Board or the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(3)provide that thereafter upon the exercise of an Incentive Award that was previously granted, the Grantee will be entitled to purchase or receive under such Incentive Award, in lieu of the number of Shares then covered by such Incentive Award, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Grantee would have been entitled pursuant to the terms of the agreement of the Equity Restructuring if, immediately prior to such Equity Restructuring, the Grantee had been the holder of record of the number of Shares then covered by such Incentive Award; provided, however, if such consideration is not solely common stock of the successor corporation, the Board or the Committee may, with the consent of the successor corporation, provide for the consideration to be received to be solely common stock of the successor corporation that is equal to the Fair Market Value of the per Share consideration received by the holders of Shares as the result of the Equity Restructuring; or
(4)effect one or more of the following alternatives in an equitable and appropriate manner to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, which alternatives may vary among individual Grantees and which may vary among Incentive Awards held by any individual Grantee: (A) accelerate the time at which Stock Options or SARs then outstanding may be exercised so that such Incentive Awards may be exercised in full for a limited period of time on or before a specified date (before or after the Equity Restructuring) fixed by the Committee, after which specified date all such unexercised Incentive Awards and all rights of Grantees thereunder will terminate, or (B) require the mandatory surrender by all or selected Grantees of some or all of the outstanding Stock Options or SARs held by such Grantees (irrespective of whether such Incentive Awards are then exercisable under the provisions of the Plan) as of a date, before or after such Equity Restructuring, that is specified by the Board or the Committee, in which event the Board or the Committee will thereupon cancel such Incentive Awards and the Company will pay (or cause to be paid) to each Grantee an amount of cash per share equal to the excess, if any, of the amount calculated by the Board or the Committee, in its discretion as exercised in good faith, as the then Fair Market Value of the Shares subject to such Incentive Awards over the exercise price(s), if any, under such Incentive Awards for such Shares; or
(5)provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.
The Board or Committee, in its discretion, will have the authority to take whatever action it deems to be necessary or appropriate to preserve the rights of Grantees holding outstanding Incentive Awards and to effectuate the provisions of this Section 7.6(f).
Section 7.7    Termination of Employment

(a)    Committee Discretion. Pursuant to the terms of the Incentive Agreement or otherwise, the Committee will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Grantee’s Employment status affects an Incentive Award (including acceleration or waiver of vesting requirements) and the extent to which, and the period during which, the Grantee, the Grantee’s legal representative, conservator, guardian or beneficiary may exercise rights under the Incentive Award, if applicable. Subject to the conditions and limitations of the Plan and Applicable Law, in the event that a Grantee ceases to be an Employee for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement will be required. No amendment to a Grantee’s Incentive Award will be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation that is subject to taxation under Code Section 409A, unless otherwise determined by the Committee.
Unless expressly provided in the Grantee’s Incentive Agreement or as otherwise determined by the Committee:

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(1)    Termination of Employment for Cause. If the Grantee’s Employment is terminated for Cause, any unvested portion of any Incentive Award and any vested but unexercised Incentive Award will immediately expire, and will not be exercisable to any extent, effective immediately upon such termination of Employment.
(2)    Termination of Employment for Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death, any unvested portion of any Incentive Award will automatically expire and terminate and no further vesting will occur after the termination date, and any vested but unexercised Incentive Award will expire on the earlier of either (i) the expiration date set forth in the Incentive Agreement or (ii) the one (1) year anniversary date of the Grantee’s termination of Employment date.
In the case of any vested ISO held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in this Plan, whether the Employee has incurred a “Disability” for purposes of determining the length of the Stock Option exercise period following termination of Employment under this Section will be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee will determine whether a Disability for purposes of this Section has occurred.
(3)    Termination of Employment not for Cause, Disability or Death. If the Grantee’s Employment is terminated for any reason other than for Cause, Disability or death, any unvested portion of any Incentive Award will automatically expire and terminate and no further vesting will occur after the termination date and any vested but unexercised Incentive Award will expire on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his or her termination of Employment.
Section 7.8    Effect of Termination of Employment for Certain Reasons Following a Change in Control
Except as may otherwise be specifically provided in a Grantee’s Incentive Agreement, and notwithstanding any contrary provision in the Plan, if, during the two-year period immediately following the effective date of a Change in Control of the Company (a) a Grantee’s Employment is terminated by the Company or any Affiliate without Cause or (b) the Grantee resigns from his or her Employment for Good Reason in accordance with the process set out below, the following actions will automatically occur as of the date of the Grantee’s termination of Employment:
(a)    all of the Grantee’s Stock Options and SARs then outstanding will become 100% vested and immediately and fully exercisable;
(b)    all of the restrictions and conditions of any of the Grantee’s RSAs, RSUs and any Other Stock-Based Awards or Cash Awards then outstanding will be deemed satisfied, and the Restriction Period with respect thereto will be deemed to have expired, and thus each such Incentive Award will become free of all restrictions and fully vested; and

(c)    all of the Grantee’s Performance-Based Awards will become fully vested and deemed earned in full at 100% of the target level.
In the event that any acceleration of vesting pursuant to an Incentive Award or any other payment or benefit received or to be received by a Grantee under the Plan in connection with a Change in Control would subject a Grantee to an excise tax pursuant to Code Section 4999 (which excise tax would be the Grantee’s obligation) due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Code Section 280G, the Grantee may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting, payment or benefit called for under the Incentive Award in order to avoid such characterization.
Section 7.9    Exchange of Incentive Awards
Subject to Section 7.10, the Committee may, in its discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards will not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled. No surrender of Incentive Awards will be made under this Section 7.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

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Section 7.10    Repricing Prohibited
Except as provided in Section 7.6, all outstanding Stock Options and SARs will not be “repriced” for any reason without the prior approval of the Company’s shareholders. For purposes of the Plan, a “repricing” means lowering the Option Price of an outstanding Stock Option or SAR or any other action that has the same effect or is treated as a repricing under generally accepted accounting principles, and includes a tandem cancellation of a Stock Option or SAR at a time when its Option Price exceeds the fair market value of the underlying Shares and exchange for another Stock Option, SAR, other Incentive Award, other equity security or a cash payment.
Section 7.11    Lock-Up Period
The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Grantees from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
Section 7.12    Section 83(b) Elections Prohibited

No Grantee may make an election under Code Section 83(b), or any successor section thereto, with respect to any Incentive Award without the consent of the Committee, which the Committee may grant or withhold in its discretion.
SECTION 8
GENERAL

Section 8.1    Effective Date and Grant Period

The Plan will be effective upon the Effective Date, provided that it has been approved by the shareholders of the Company within twelve (12) months after the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained within such 12-month period, any Incentive Awards granted hereunder will automatically become null and void and of no force or effect. No Incentive Awards may be granted under the Plan on or after the date which is ten (10) years following the Effective Date. The Plan will remain in effect until all Incentive Awards granted under the Plan have been satisfied or expired.

Section 8.2    Funding and Liability of Company
No provision of the Plan will require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company will not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts will be used merely as a bookkeeping convenience.
Section 8.3    Withholding Taxes
(a)Tax Withholding. Each Grantee must pay the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with such Grantee’s Incentive Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the minimum statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Grantee. Subject to any Company insider trading policy (including blackout periods), Grantees may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Committee, in whole or in part by delivery of Shares, including Shares retained from the Incentive Award creating the tax obligation, valued at their Fair Market Value, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional

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undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Grantee to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Committee, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Committee. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Incentive Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Grantee’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Grantee’s acceptance of an Incentive Award under the Plan will constitute the Grantee’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
(b)ISOs. With respect to Shares received by a Grantee pursuant to the exercise of an ISO, if such Grantee disposes of any such Shares within (i) two years from the Date of Grant of such Stock Option or (ii) one year after the transfer of such Shares to the Grantee, the Company will have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount equal to the Withholding Taxes determined by the Company to be owed by the Grantee with respect to such disqualifying disposition.
(c)Employer NICs. In respect of a Grantee who is resident in the United Kingdom, the Committee may, to the extent it is lawful to do so, require that that Grantee’s Incentive Agreement includes the Grantee’s irrevocable agreement that: (i) the Company may recover the whole or any part of any secondary class 1 (employer) National Insurance Contributions from the Grantee; and (ii) at the request of the Company, the Grantee will elect (using a form approved by Her Majesty’s Revenue and Customs) that the whole or any part of the liability for any secondary class 1 (employer) National Insurance Contributions will be transferred to the Grantee.

Section 8.4    No Guarantee of Tax Consequences
The Company, Affiliates, Board and the Committee do not make any commitment or guarantee that any United States federal, state, local, or foreign tax treatment will apply or be available to any Person participating or eligible to participate hereunder.
Neither the Company, any Affiliate, the Board, nor the Committee will be liable to any Grantee or any other Person as to any expected or realized tax consequences for any Grantee or other Person due to the grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving any Incentive Award. Although the Company and its Affiliates may endeavor to (a) qualify an Incentive Award for favorable tax treatment in a jurisdiction or (b) avoid adverse tax treatment for an Incentive Award, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment.
Section 8.5    Designation of Beneficiary by Grantee
Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation will revoke all prior designations by the same Grantee, must be in the form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee (or its delegate), and received and accepted during the Grantee’s lifetime. In the absence of any such valid beneficiary designation, benefits remaining unpaid at the Grantee’s death will be paid as follows: (i) if a Grantee leaves a surviving spouse, payment will be made to such surviving spouse on behalf of the Grantee; and (ii) if a Grantee leaves no surviving spouse, payment will be made to (A) if there is administration of such Grantee’s estate, the executor or administrator of such estate, upon receipt by the Committee of supporting evidence from the estate that is satisfactory to the Committee, or (B) if there is no administration of such Grantee’s estate, such Grantee’s heirs at law as determined by a court of competent jurisdiction, in such proportion as determined by such court in its signed court order that is received by, and satisfactory to, the Committee.
Section 8.6    Deferrals
Subject to any requirements that apply to preclude taxation under Code Section 409A, the Committee, in its discretion, may permit a Grantee to defer the receipt of the payment of cash or the delivery of Shares under the terms of his or

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her Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to RSAs, RSUs or another form of Incentive Award.
Section 8.7    Amendment and Termination of Plan
The Board or Committee will have the power and authority to terminate or amend the Plan at any time in its discretion; provided, however, the Company will obtain shareholder approval of any Plan amendment to the extent necessary or desirable to comply with Applicable Law. For example, the Board or Committee will not, without the approval of the shareholders of the Company within the time period required by Applicable Law:
(a)    except as provided in Section 7.6, increase the maximum number of Shares that may be issued under the Plan pursuant to Section 1.4;
(b)    amend the requirements as to the class of Grantees eligible to purchase Shares under the Plan;
(c)    extend the term of the Plan; or
(d)while the Company is a Publicly Held Corporation (i) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act (to the extent Section 16 of the Exchange Act is applicable to the Company) or (ii) delete or limit the provisions of Section 7.10 (repricing prohibition).
In addition, to the extent that the Committee determines that (a) the listing qualification requirements of any United States or foreign national securities exchange or quotation system on which the Common Stock is then listed or quoted, if applicable, or (b) any provision of the Code or other Applicable Law, require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the amendment of the Plan will not be effective unless approved by the requisite vote of the shareholders of the Company entitled to vote thereon.
Subject to the provisions of the last paragraph of this Section 8.7, no amendment, modification, suspension, discontinuance or termination of the Plan will impair the rights of any Grantee under any Incentive Award previously granted under the Plan without such Grantee’s consent; provided, however, such consent will not be required with respect to any Plan amendment, modification or other such action if the Committee determines, in its sole discretion, that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Grantee under such Incentive Award.
The Committee may waive any conditions or restrictions under, amend or modify the terms and conditions of, or cancel or terminate any outstanding Incentive Award at any time and from time to time; provided, however, subject to Section 7.10 and the provisions of the last paragraph of this Section 8.7 and the provisions of the applicable Incentive Agreement, no such amendment, modification, cancellation or termination will impair the rights of a Grantee under an Incentive Award without such Grantee’s consent; provided, however, such consent will not be required with respect to any amendment, modification or other such action if the Committee determines, in its sole discretion, that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Grantee under such Incentive Award.
Notwithstanding any other provision of the Plan or any Incentive Agreement to the contrary, the Committee may, in its sole discretion and without the consent of any Grantee, amend the Plan or any Incentive Agreement, to take effect retroactively or otherwise, as it deems to be necessary in order for the Company, the Plan, the Incentive Award or the Incentive Agreement to satisfy or conform to any Applicable Law, or to meet the requirements of any applicable accounting standard.
Section 8.8    Requirements of Law and Securities Exchanges
The granting of Incentive Awards and the issuance or delivery of Shares under the Plan will be subject to all Applicable Law, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such Shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any other Applicable Law. The Committee may cause a legend or legends to be placed upon such certificates to make appropriate reference to such restrictions.

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The Company will not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would constitute a violation by the Grantee or any other individual exercising the Incentive Award, or the Company, of any provision of any Applicable Law. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Incentive Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance, purchase or sale of Shares hereunder, no Shares may be issued, purchased or sold to the Grantee or any other individual pursuant to an Incentive Award unless such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby will in no way affect the date of termination of the Incentive Award. The Company will not be obligated to take any affirmative action in order to cause the exercise of an Incentive Award or the issuance of Shares pursuant to the Plan to comply with any Applicable Law. As to any jurisdiction that expressly imposes the requirement that an Incentive Award will not be exercisable until the Shares covered thereby are registered or are exempt from registration, the exercise of such Incentive Award (under circumstances in which the Applicable Law of such jurisdiction apply) will be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority has not been obtained.
Section 8.9    Clawback
All Incentive Awards (including any proceeds, gains or other economic benefit the Grantee actually or constructively receives upon receipt or exercise of any Incentive Award or other receipt or resale of any Shares underlying the Incentive Award) will be subject to any Company clawback policy as may be notified to the Grantee from time to time, including any clawback policy adopted to comply with any Applicable Law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act) as set forth in such clawback policy or the Incentive Agreement. Any such policy may subject a Grantee’s Incentive Awards, and amounts paid or realized with respect to Incentive Awards, under the Plan to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, such events including but not limited to, an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.
Section 8.10    Treatment for Other Compensation Purposes
The amount of any compensation received or deemed to be received by a Grantee pursuant to an Incentive Award will not be deemed part of a Grantee’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws, and will not be included in or have any effect on the determination of benefits under any other compensation or benefit plan, program or arrangement of the Company or an Affiliate, including any retirement, severance, group insurance, welfare benefits or other benefits plan, unless otherwise expressly provided in writing in such other plan, program or arrangement.
Section 8.11    No Obligation to Exercise Awards; No Right to Notice of Expiration Date
An Incentive Award of a Stock Option or a SAR imposes no obligation upon the Grantee to exercise the Incentive Award. The Company, its Affiliates and the Committee have no obligation to inform a Grantee of the date on which a Stock Option or SAR is no longer exercisable except for including such expiration date in the Grantee’s Incentive Agreement.
Section 8.12    Rule 16b-3 Securities Law Compliance for Insiders
While the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan will be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it may be deemed null and void by the Committee, in its discretion, to the extent permitted by Applicable Law.
Section 8.13    Compliance with Code Section 409A
(a)    General. The Company intends that all Awards be structured to comply with, or be exempt from, Code Section 409A (“Section 409A”), such that no adverse tax consequences, interest, or penalties under Section

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409A apply. Notwithstanding anything in the Plan or any Incentive Agreement to the contrary, the Committee may, without a Grantee’s consent, amend this Plan or Incentive Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Incentive Awards, including any such actions intended to (i) exempt the Plan or any Incentive Award from Section 409A, or (ii) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Incentive Award’s grant date. The Company makes no representations or warranties as to an Incentive Award’s tax treatment under Section 409A or otherwise. The Company and its Subsidiaries will have no obligation under this Section 8.13 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Incentive Award and will have no liability to any Grantee or any other Person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b)    Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Incentive Award upon a termination of a Grantee’s Employment relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Grantee’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Grantee’s Employment relationship. For purposes of the Plan or any Incentive Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c)    Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Incentive Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Incentive Award to a “specified employee” (as defined under Section 409A as determined by the Committee) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Code Section 409A(a)(2)(B)(i), be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Incentive Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest) but not later than 60 days following the end of such six-month period. Any payments of “nonqualified deferred compensation” under such Incentive Award payable more than six months following the Grantee’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

Section 8.14    Persons Residing Outside of the United States and United Kingdom
Notwithstanding any provision of the Plan to the contrary, in order to comply with the Applicable Law or customs in other countries in which the Company or any of its Affiliates operates or has employees, the Committee, in its discretion, will have the power and authority to (a) determine which Affiliates will be covered by the Plan; (b) determine which Persons employed outside the United States and United Kingdom are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Incentive Award granted to Persons who reside outside the United States and United Kingdom; (d) establish subplans and modify exercise procedures and terms and procedures to the extent such actions are deemed to be necessary or advisable; and any such subplans and modifications to the terms and procedures of the Plan that are established under this Section 8.14 will be attached to the Plan document as appendices or annexes; and (e) take any action, before or after an Incentive Award is made, that it deems advisable to obtain or comply with any Applicable Law or regulatory exemptions or approvals.
Section 8.15    No Restriction on Corporate Action
Nothing contained in the Plan will be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Incentive Award made under the Plan. No Grantee or other Person will have any claim against the Company, any Affiliate, the Board or the Committee as a result of any such action.
Section 8.16    Successors to Company
All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
Section 8.17    Miscellaneous Provisions

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(a)    No Grantee or other Person will have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, will be construed as giving any Grantee any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b)    By accepting any Incentive Award, each Grantee and each Person claiming by or through a Grantee will be deemed to have indicated his or her complete acceptance of all the terms and conditions of the Plan and the Incentive Agreement. Each Grantee acknowledges that the Plan is intended to conform to the extent necessary with Applicable Law. Notwithstanding anything herein to the contrary, the Plan and all Incentive Awards will be administered only in conformance with Applicable Law. To the extent Applicable Law permit, the Plan and all Incentive Agreements will be deemed amended as necessary to conform to Applicable Law.
(c)    The proceeds received from the sale of Shares pursuant to the Plan will be used for general corporate purposes of the Company.
(d)    No fractional Shares will be issued or delivered pursuant to the Plan or any Incentive Award, and the Company or Committee will determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto will be cancelled, terminated or otherwise eliminated.
Section 8.18    Severability
If any provision of the Plan or any Incentive Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction as to any Person or Incentive Award, or would disqualify the Plan or Incentive Award under any Applicable Law, such provision will be (a) construed or deemed amended to conform to Applicable Law or (b) if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Incentive Award, such provision will be stricken as to such jurisdiction, Person or Incentive Agreement, and thereafter the remainder of the Plan and any such Incentive Agreement will remain in full force and effect.
Section 8.19    Third Parties under UK’s Contracts (Rights of Third Parties Act 1999)
No third party has any rights under the United Kingdom’s Contracts (Rights of Third Parties) Act 1999 to enforce any term of the Plan.
Section 8.20    Rules of Construction
In the interpretation of the Plan, except where the context otherwise requires:
(a)    “including” or “include” does not denote or imply any limitation;
(b)    “or” has the inclusive meaning “and/or”;
(c)    the singular includes the plural, and vice versa, and each gender includes each of the others;
(d)    captions or headings are only for reference and are not to be considered in interpreting the Plan;
(e)any grammatical form or variant of a term defined in the Plan will be construed to have a meaning corresponding to the definition of the term set forth herein;
(f)the terms “hereof,” “hereto,” “hereunder” and similar terms in the Plan refer to the Plan as a whole and not to any particular provision of the Plan;
(g)“Section” refers to a Section of the Plan, unless otherwise stated in the Plan; and
(h)a reference to any statute, rule, or regulation includes any amendment thereto or any statute, rule, or regulation enacted or promulgated in replacement thereof.
Section 8.21    Governing Law
The Plan will be interpreted, construed and constructed in accordance with the laws of England and Wales, without regard to conflict of laws principles.
Section 8.22    Shareholder Approval

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The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholders’ approval will be obtained in the manner and to the degree required under Applicable Law.

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ANNEX 1
TO THE ENSCO PLC 2018 LONG-TERM INCENTIVE PLAN
This Annex 1 to the Plan is intended to be a separate plan which governs Incentive Awards granted to Consultants and Outside Directors of the Company. Awards granted pursuant to this Annex 1 are subject to all of the terms and conditions set forth in the Plan except as modified by the following terms and provisions which will replace and/or supplement certain terms and provisions of the Plan as indicated herein.
SECTION 1.
GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE, COVERAGE AND BENEFITS
Section 1.1    Background and Purpose
The following will replace the second paragraph of Section 1.1 of the Plan but only with respect to Awards to Consultants and Outside Directors:
The purpose of this Annex 1 is to foster and promote the long-term financial success of the Company and to increase shareholder value by: (a) encouraging the commitment of selected key Consultants and Outside Directors, (b) motivating superior performance of key Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s shareholders, (d) attracting and retaining key Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Consultants and Outside Directors to share in the long-term growth and success of the Company.
Section 1.2    Definitions
The following definitions replace or supplement the definitions in Section 1.2 of the Plan but only with respect to Awards to Consultants and Outside Directors:
“Consultant” means an independent agent, consultant, attorney, or any other individual who is not an Outside Director or an Employee and who, in the opinion of the Committee, is (i) in a position to contribute to the growth or financial success of the Company (or any Affiliate), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Affiliate), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.
“Employment” means that the individual is engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship will be determined at the time of the corporate action described in Code Section 424(a). The term “Employment” will include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) or (ii) current membership on the Board by an Outside Director, and termination of Employment will mean that such Services are no longer being provided by such Consultant or the individual is no longer an Outside Director, as applicable. Notwithstanding anything herein to the contrary, for purposes of the Plan, the termination of Employment of an Consultant or Outside Director will not result in the payment of any amount hereunder that is subject to, and not exempt under, Code Section 409A, unless such termination constitutes a “separation from service” as defined under Code Section 409A.
All determinations hereunder regarding Employment or termination of Employment, and separation from service for purposes of Code Section 409A, will be made by the Committee in its discretion.
“Grantee” will mean any Outside Director or Consultant who is granted an Incentive Award under the Plan.
“Outside Director” will mean a Director who, at the time of grant of an Incentive Award, is not an Employee.

Annex 2 - 30

“Stock Option” will mean a Nonstatutory Stock Option. For the avoidance of doubt, in accordance with Code Section 422, only an Employee may be granted an ISO.
The following definitions in Section 1.2 of the Plan will be amended in the following ways with respect to Awards to Consultants and Outside Directors:
At the end of the definition of “Committee,” the following paragraph will be added:
Notwithstanding any other provision of the Plan, any Incentive Awards that are to be granted under the Plan to Outside Directors will be approved by the Board, or made in accordance with a policy or program that is approved by the Board; provided, however, the Committee may recommend such Incentive Awards, policy or program to the Board for its approval. With respect to grants of Incentive Awards to Outside Directors, all rights, powers and authorities vested in the Committee under the Plan with respect thereto will instead be exercised by the Board, and thus any reference in the Plan to the Committee will be deemed to include a reference to the Board when acting in such capacity. When the Board exercises its authority to act in its capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it will so designate with respect to any action that it undertakes in such capacity.
Section 1.3    Share Reserve of Common Stock Available for Incentive Awards
Shares offered or subject to Incentive Awards granted under this Annex 1 will count towards the limits set forth in Section 1.4 and Section 1.5. No Incentive Awards may be granted under this Annex 1 which would cause the limits set forth in Section 1.4 and Section 1.5 to be exceeded.
Section 1.4    Eligibility
The following provision will replace Section 1.7(a) of the Plan with respect to Awards to Outside Directors and Consultants:
Incentive Awards may be granted only to an individual who, at the time of grant, is an Outside Director or Consultant. The Committee will from time to time designate those Outside Directors and Consultants, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which will be granted to each such individual, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.
SECTION 2.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
Section 2.1    Grant of Stock Options
The following provision will replace Section 2.1 of the Plan with respect to Awards to Outside Directors and Consultants:
The Committee is only authorized to grant Nonstatutory Stock Options to Outside Directors and Consultants, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee will determine in its discretion. Successive grants may be made to the same Grantee regardless of whether any Stock Option previously granted to such person remains unexercised. For the avoidance of doubt, the Committee cannot grant ISOs to Outside Directors and/or Consultants under this Plan.

Annex 2 - 31

FIRST AMENDMENT TO
ENSCO PLC
2018 LONG-TERM INCENTIVE PLAN

THIS AMENDMENT is effective as of the fifteenth day of June 2020, by Valaris plc, having its principal office in London, England (hereinafter referred to as the “Company”).

WITNESSETH:

WHEREAS, the Company adopted the Ensco plc 2018 Long-Term Incentive Plan (the “Plan”), effective 21 May 2018;

WHEREAS, the Plan provides that it may be amended at any time in whole or in part by the Board of Directors of the Company (the “Board”);

WHEREAS, Section 8.7 of the Plan provides that the Board may amend the Plan, provided that no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is otherwise required to comply with Applicable Law (as defined in the Plan);

WHEREAS, the Board has determined that it is advisable and appropriate to amend the Plan to provide for an increase in the number of Shares (as defined in the Plan) that may be granted under the Plan and to make certain administrative changes thereto to reflect the current name of the Company;

WHEREAS, the Board now desires to adopt this First Amendment to the Plan for the purpose of (i) renaming the Plan as the “Valaris plc 2018 Long-Term Incentive Plan”; (ii) amending Section 1.4 of the Plan to increase the aggregate number of Shares available for issuance under the Plan, such amendment to be subject to approval by the Company’s shareholders at the Annual General Meeting of Shareholders on 16 June 2020; (iii) making certain administrative changes thereto to reflect the current name of the Company and (iv) amending the minimum vesting provisions with respect to awards granted to non-employee directors;

NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Company hereby adopts the following First Amendment to the Plan:

1.	The name of the Plan is hereby changed to the “Valaris plc 2018 Long-Term Incentive Plan”.

2.	All references in the Plan to “Ensco plc” are hereby amended to refer to “Valaris plc”.

3.	Section 1.4 of the Plan is hereby amended in its entirety to read as follows:

Section 1.4 Share Reserve of Common Stock Available for Incentive Awards

(a) Subject to adjustment under Section 7.6, there will be available for Incentive Awards that are granted wholly or partly in Shares (including rights or Stock Options that may be exercised for or settled in Shares) any Unallocated Prior Plan Shares and any Released Prior Plan Shares, plus an additional fourteen million, nine hundred thousand (14,900,000) Shares (together, the aggregate number of such Shares is referred to as the “Plan Maximum”). Pursuant to Section 1.5(c), the number of such reserved Shares for Incentive Awards granted under the Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Shares or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, will again immediately become available for grants of Incentive Awards hereunder.

(b) Any Shares that are subject to Awards of Stock Options will be counted against the Plan Maximum as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Stock Options will be counted against the Plan Maximum as two (2) Shares for every one (1) Share granted.

(c) Subject to adjustment under Section 7.6, the aggregate number of Shares that may be issued upon exercise of ISOs will be fourteen million, nine hundred thousand (14,900,000) of the Shares reserved pursuant to the previous paragraph. The Committee may from time to time adopt and observe such procedures

Annex 2 - 32

concerning the counting of Shares against the Share reserve as it deems appropriate but only to the extent consistent with the foregoing provisions of this Section 1.4.

4.	Section 1.9 of the Plan is hereby amended in its entirety to read as follows:

Section 1.9 Minimum Vesting Requirements

Except with respect to Shares not to exceed five percent (5%) of the Plan Maximum, no award settled in Shares which vests on the basis of the Grantee’s continued Employment shall vest earlier than one year following its Date of Grant, and no such award which vests on the basis of attainment of Performance Criteria shall provide for a Performance Period of less than one year; provided, however, that such awards granted to non-Employee Directors shall vest no earlier than one year following its Date of Grant or, if earlier, the next annual meeting of the Company’s shareholders (provided that such annual meetings are at least fifty (50) weeks apart).

Annex 2 - 33

ATTN: INVESTOR RELATIONS 5847 SAN FELIPE SUITE 3300 HOUSTON, TX 77057
VOTE DEADLINE – 3:00 p.m. Eastern Time on 12 June 2020 (or 11:59 p.m. Eastern Time on 9 June 2020 for employees holding shares in our Savings Plan).

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The "Abstain" option is provided to enable you to refrain from voting on any particular resolution. However, it should be noted that selecting "Abstain" will not be counted in the calculation of the proportion of the votes "For" and "Against" a resolution, except for Resolution 5. For Resolution 5, an abstention counts as a vote "Against."

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Valaris plc

The Board of Directors recommends you vote "For" each nominee in Resolution 1 and "For" Resolutions 2 through 12.

1.	To re-elect Directors to serve until the 2021 Annual General Meeting of Shareholders
	Nominees:	For	Against	Abstain			For	Against	Abstain
	1a. William E. Albrecht	☐	☐	☐	5.	To approve an amendment to the 2018 Long-Term Incentive Plan	☐	☐	☐
	1b. Frederick Arnold	☐	☐	☐
	1c. Thomas P. Burke	☐	☐	☐	6.	To approve the Directors' Remuneration Policy	☐	☐	☐
	1d. Mary E. Francis CBE	☐	☐	☐
	1e. Georges J. Lambert	☐	☐	☐
	1f. Suzanne P. Nimocks	☐	☐	☐	7.	A non-binding advisory vote to approve the Directors Remuneration Report for the year ended 31 December 2019.	¬	¬	¬
	1g. Thierry Pilenko	☐	☐	☐	8.	A non-binding advisory vote to approve the compensation of our named executive officers.	¬	¬	¬
	1h. Paul E. Rowsey, III	☐	☐	☐	9.	A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2019.	¬	¬	¬
	1i. Charles L. Szews	☐	☐	☐
					10.	To authorise the Board of Directors to allot shares, the full text of which can be found in "Resolution 10" of the accompanying proxy statement.	¬	¬	¬
	1j. Adam Weitzman	☐	☐	☐
2.	To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2020.	☐	☐	☐	11.	To approve the general disapplication of pre-emption rights, the full text of which can be found in "Resolution 11" of the accompanying proxy statement.	¬	¬	¬
					12.
To approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment, the full text of which can be found in "Resolution 12" of the accompanying proxy statement.
							¬	¬	¬
3.
To appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the Annual General Meeting of Shareholders until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company).
		☐	☐	☐

4.	To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorised officer. The completion and return of this form will not preclude a shareholder from attending the meeting and voting in person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
Valaris plc
15 June 2020
Please date, sign and mail
the proxy card in the
envelope provided as soon as possible
TO BE RECEIVED NO LATER THAN 3:00 P.M. EASTERN TIME 12 JUNE 2020
(OR 11:59 P.M. EASTERN TIME 9 JUNE 2020 FOR EMPLOYEES HOLDING SHARES
IN OUR SAVINGS PLANS)
to ensure that your vote is counted.

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PROXY
Valaris plc

Board of Directors Proxy for the Annual General Meeting of Shareholders
at 12:00 p.m. London Time, Monday, 15 June 2020
110 Cannon Street London EC4N 6EU, United Kingdom
The undersigned shareholder of Valaris plc hereby revokes all previous proxies and appoints Thomas P. Burke and Michael T. McGuinty or the Chair of the Meeting, or any one of them, as proxies, each with full power of substitution, to vote the following number of shares of the undersigned at the above-stated Annual General Meeting of Shareholders and any adjournment(s) thereof.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO RESOLUTIONS 1 THROUGH 12, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE IN RESOLUTION 1 AND "FOR" EACH OF THE RESOLUTIONS 2 THROUGH 12 AND AT THE DISCRETION OF THE PERSONS DESIGNATED BY THE BOARD OF DIRECTORS AS YOUR PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.
Your Board of Directors recommends a vote "FOR" each nominee in Resolution 1 and "FOR" Resolutions 2 through 12.

Continued and to be signed on reverse side